UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

RidgeWorth Capital Management, Inc.

3333 Piedmont Road NE, Suite 1500

Atlanta, GA 30305

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Julia Short RidgeWorth Funds 3333 Piedmont Road NE, Suite 1500 Atlanta, GA 30305	Thomas Harman, Esq. Bingham McCutchen LLP 2020 K Street, NW Washington, DC 20006

Registrant’s telephone number, including area code: 1-888-784-3863

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1.	Reports to Shareholders.

Collective Strength. Individual Insight.®

2013 ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2013

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

Collective Strength. Individual Insight.® is a federally registered service mark of RidgeWorth Investments.®

TABLE OF CONTENTS

RIDGEWORTH FUNDS    March 31, 2013

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2013

Dear Valued Client,

We are pleased to report that both the economy and the broader markets continued to recover over the past year, despite persistent global economic and financial challenges. We are also pleased to report that RidgeWorth Funds maintained its strong long-term investment performance record. This update will discuss recent events and identify what we anticipate for both the broad economy and the capital markets in 2013.

Before we begin, we want to thank you, our valued RidgeWorth Funds’ shareholders, for your continued business and support. We focus all of our efforts on helping you achieve your investment goals, and we are grateful that you have placed your confidence in us. Our sole mission is to earn your trust through providing competitive investment performance and excellent client service. We sincerely hope we have met your expectations in both of these measures and we look forward to continuing as your asset manager in the future.

In last year’s letter, we discussed why we remained positive regarding our outlook for the economy and the markets: improving job growth, a continued recovery in housing, low interest rates, accommodative global monetary policy, and reasonable equity valuations. However, we cautioned that many of the challenges that affected the markets over the past several years would likely remain, including fiscal and financial strains in the European Union (“EU”), persistent unemployment, volatile energy prices, and record federal deficits. We also added to that list the growing political dysfunction in Washington and the potential damage that could result from going over the “fiscal cliff.” We suggested that the net effect of these forces would likely be continued, but slower than normal growth, and that this would persuade the Federal Reserve (“Fed”) to maintain its low interest rate policy.

Indeed, the economy experienced a soft growth patch at the beginning of the latest fiscal year that ended March 31, 2013. This sluggishness countered much of the unexpected strength early in 2012, and prompted many analysts to lower growth and earnings forecasts. While growth slowed noticeably, we believe it is important to note that employers did not use the environment to initiate a new round of corporate restructuring and effect widespread layoffs. Instead, they continued to leverage the improved efficiencies won during the painful recession and maintained cyclically solid profit margins, an important sign of stability. Moreover, underneath the surface strains in the economy, the consumer showed steady improvement as shown in increased auto purchases, higher home sales and prices, and falling loan delinquency rates. The steady, though only modest, growth in employment and incomes along with improving home values allowed the consumer to continue rebuilding his battered balance sheet and confidence.

While the consumer and business segments of the economy continue to recover, the federal government struggled with record budget deficits and unsustainable long-term spending commitments. The fiscal cliff battles resulted in higher payroll and income tax rates at the beginning of 2013, while efforts to reach a long-range budget compromise only resulted in a painful sequester fallback agreement that began on March 1, 2013. The effects on the economy of both of these events are only just beginning.

Against the generally improving domestic economic backdrop, the rest of the global economy experienced some weakness as shown in the recession in the EU and deceleration in the emerging market economies such as China and Brazil. With global economic growth still soft by historic standards, financial strains remained a key focus for central banks, and policy makers around the globe are feeling pressure to contain and alleviate the mounting stress. The banking failure in the tiny island nation of Cyprus in March 2013 reinforced the notion that the work to restore economic and financial stability is not over.

Despite worrisome events, strains, and crosswinds, both here and overseas, U.S. equity markets generated healthy returns and finished at record highs on the last day of March 2013. The benchmark S&P 500 Index returned just under 14% (13.96%) including dividends for the twelve months ended March 31, 2013, which was above the long-term average annual gain. The Russell Mid-Cap and the Russell 2000 (small cap) indices rose an even more impressive 17.30% and 16.30%, respectively. Defensive sectors such as Health Care, Consumer Staples, and Telecommunications outperformed during the 12 months, and the Value style bested the Growth style following an extended period of underperformance. Markets outside the U.S. improved but lagged domestic indices, with the MSCI EAFE and MSCI Emerging Markets indices up 11.27% and 1.96%, respectively.

Fixed income markets also shared in the advance during the past year, helped by the Fed’s decision to continue buying securities and from the global turmoil, supporting the belief that the U.S. Treasury market is the safest haven in the world. However, with Treasury yields hovering near record low levels, many investors preferred higher-yielding corporate and high yield bonds, which significantly outperformed the 3.77% gain in the Barclays Capital U.S. Aggregate Bond Index.

1

LETTER TO SHAREHOLDERS  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

RidgeWorth Funds continued to maintain its record of strong long-term performance as 75% of our Funds beat their Lipper Peer Group medians for the 5-year period ended March 31, 20131. In addition, 75% of our Funds finished in the first or second quartile for the 10-year period1.

Looking ahead domestically, we expect the below-average growth and low inflation that characterized 2012 to continue in 2013, though we believe many of the economic headwinds of recent years, such as excess consumer leverage, may further dissipate. We anticipate modest job gains with less drag from the state and local governments and we believe housing will remain a neutral to positive influence on growth, wealth, and confidence. Corporate balance sheets are strong, cash positions are substantial, and inventories do not appear bloated, suggesting limited downside risk. Globally, we expect continued accommodative monetary policies and low interest rates. Valuations rose in the first quarter but they are still relatively attractive, in historical terms.

All that said, with the economy expanding the risks of setbacks should not be minimized. Key metrics we are following, in addition to those mentioned above, remain job growth, political, fiscal and monetary policy, EU stability efforts, income growth, housing prices, transportation data, stability in operating and net margins, consensus earnings, and cash flow estimates.

We believe the markets will continue to offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to again thank you for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Investments®

[1]	For the period ended March 31, 2013, 50% (16/32), 56% (18/32), 75% (24/32) and 75% (21/28) of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of March 31, 2013, for I Shares only, based on total returns and do not reflect a sales charge. ©2013 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

2

AGGRESSIVE GROWTH STOCK FUND

Portfolio Managers

•	Nancy Zevenbergen, CFA, CIC
•	Brooke de Boutray, CFA, CIC
•	Leslie Tubbs, CFA, CIC

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

With fiscal cliff and sequester headwinds addressed in a relatively undisruptive manner, equity markets were free to run in first quarter 2013, but the preceding nine months were difficult for active managers to deliver alpha in the face of consistently high equity correlations. Though growth strategies advanced, value was clearly favored for the entire year. Early Fund underperformance (primarily May 2012) was unable to be made up over the balance of the year (despite a rebound in first quarter 2013), and the RidgeWorth Aggressive Growth Stock Fund I Shares underperformed the Russell 3000® Growth Index (the Fund’s benchmark), 1.84% versus 10.42% for the fiscal year.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Stock selection within Technology and Health Care accounted for nearly 75% of relative underperformance for the period.

Shares of specific Information Technology holdings such as VeriFone Systems, Inc., a secure electronic payment solutions company and F5 Networks, Inc., a network-application delivery equipment company remained dis-favored by investors who believed the capex/investment cycle would further pressure hardware average selling prices and erode competitive advantages. Though equipment prices were not affected, both companies experienced delayed order development due to macro concerns. In conjunction with VeriFone’s reduced forward guidance and unexpected executive management changes, the position was sold during first quarter 2013.

Fund Health Care holding, MAKO Surgical was buffeted by lower than expected system sales and procedures. Management changes, sales compensation adjustments and continued lukewarm adoption of the RIO® system, a robotic arm technology for hip procedures, led us to use the position as a source of funds towards the purchase of other Health Care holdings that added value over the fiscal year.

Financials was the only sector to post annual relative outperformance. Portfolio Recovery Associates, Inc. (outsourced receivables management) reported four sequential quarters of revenue and earnings that exceeded expectations in testament to the company’s ability to recover “uncollectable” assets.

Though Consumer Discretionary holdings experienced modest relative underperformance, the Fund’s top two aggregate contributors hailed from the sector. Netflix, Inc. capped a turbulent year with shares gaining more than 64% for the period. Continued improvements to programming and user experience are driving higher retention and subscriber growth for domestic video streaming. Amazon.com, Inc. continues to benefit from online purchasing experience and demand for digital content. Aggressive investments and innovation by the company make it a disruptor in retail, cloud services, mobile devices, media and digital content. Rapidly growing smartphone and tablet users (proven to have higher propensity to spend online) should also provide a tailwind to revenues.

How do you plan to position the Fund, based on market conditions?

Despite four straight years of significant equity market returns, U.S. stocks still present an appealing risk-reward proposition for the years ahead. A broad-based push to reduce risk and volatility through over diversification provides more reason to believe in individual equity opportunities than any time in recent memory. Volatility creates opportunity. Valuations become extremely distorted when negativity rules. Embracing risk has allowed us to be opportunistic, tune out the noise during difficult environments and take a long-term ownership perspective. Stock specific risk is the lowest it’s been in the last 25 years, which alone could lead to fundamentally based stock selection as a winning strategy in coming years.

3

AGGRESSIVE GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04 (the inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 3000® Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	2/23/2004	1.63%	7.76%	6.48%	5.81%
	with sales charge*		–4.22%	5.66%	5.23%	5.13%
I Shares		2/23/2004	1.84%	8.07%	6.78%	6.13%
Russell 3000® Growth Index			10.42%	13.19%	7.44%	6.08%	**

Prospectus Expense Ratio[1]						Gross
A Shares						1.41%
I Shares						1.03%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

**	The performance return and the hypothetical $10,000 investment for the Russell 3000® Growth Index is for the period from 2/29/04 to 3/31/13.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

4

INTERNATIONAL EQUITY FUND

Portfolio Manager

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility due to interest rate, currency exchange rate, economic, and political risks.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The MSCI EAFE Index (the Fund’s benchmark) had an 11.27% net return for the one-year period ended March 31, 2013. The Belgian market led other international markets with a return of 27.69%. New Zealand, Australia and Switzerland followed with returns of 22.71%, 22.20% and 21.65% respectively. Italy and Israel lagged other markets with negative returns for the year, -6.81% and -6.09% respectively. MSCI EAFE Growth stocks led versus MSCI EAFE Value stocks marginally. Large caps beat small caps and developed markets led emerging markets.

The RidgeWorth International Equity Fund I Shares returned 10.38% for the fiscal year ended March 31, 2013.

What factors influenced the fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s attention to the business cycle, strategic allocation and risk control resulted in an uneven outcome this year as the global economic recovery, while intact, softened. The Fund maintained an overweighting in cyclical sectors with the belief that the global economic recovery will continue. The global equity markets continue to rise. However, the defensive sectors such as Health Care and Consumer Staples led other sectors with returns of 26.24% and 20.96%, respectively.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. While such an incident as a banking crisis in Cyprus could still emerge, central banks around the world have shown the resolve that they will act in a crisis and stimulate the economy in weakness. Global equity markets have priced in some positive trends in the global economy as markets are trading close to historic averages in terms of valuations. We are selective and await the earnings momentum improvements, which should support market trends while keeping valuations in check.

5

INTERNATIONAL EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 21 developed market country indices. EAFE performance data is calculated in U.S. dollars and in local currency. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
International Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	9.95%	4.87%	–0.96%	8.76%
	with sales charge*	3.62%	2.81%	–2.12%	8.11%
I Shares		10.38%	5.19%	–0.64%	9.11%
MSCI EAFE Index		11.27%	5.01%	–0.88%	9.70%

Prospectus Expense Ratio[1]					Gross
A Shares					1.40%
I Shares					1.07%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

6

INTERNATIONAL EQUITY INDEX FUND

Portfolio Managers

•	Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility due to interest rate, currency exchange rate, economic, and political risks.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The MSCI EAFE GDP Weighted Index Net Dividend (the Fund’s benchmark) had a 9.40% net return for the one-year period ended March 31, 2013. The Belgian market led other international markets with a return of 27.69%. New Zealand, Australia and Switzerland followed with returns of 22.71%, 22.20% and 21.65%, respectively. Italy and Israel lagged other markets with negative returns for the year, -6.81% and -6.09%, respectively. MSCI EAFE Growth stocks led versus MSCI EAFE Value stocks marginally. Large caps beat small caps and developed markets led emerging markets.

The RidgeWorth International Equity Index Fund I Shares returned 8.62 % for the fiscal year ended March 31, 2013.

What factors influenced the fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s stratified sampling methodology and efficient management of cash flows allowed the Fund to perform as expected, in line with the index on a gross performance basis. The underperformance relative to the benchmark is a result of expenses incurred by the Fund.

How do you plan to position the Fund, based on market conditions?

As the global economic expansion matures, it remains clear that economic and fiscal health varies from country to country. While such an incident as a banking crisis in Cyprus could still emerge, central banks around the world have shown the resolve that they will act in a crisis and stimulate the economy in weakness. Global equity markets have priced in some positive trends in the global economy as markets are trading close to historic averages in terms of valuations. We await the earnings momentum improvements, which should support market trends while keeping valuations in check.

7

INTERNATIONAL EQUITY INDEX FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Morgan Stanley Europe Australasia and Far East (“MSCI EAFE”) GDP Weighted Index Net Dividend, which is a market capitalization index that measures market equity performance based upon indices from foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	8.33%	2.10%	–3.74%	8.17%
	with sales charge*	2.08%	0.10%	–4.87%	7.54%
I Shares		8.62%	2.40%	–3.45%	8.53%
MSCI EAFE GDP Weighted Index Net Dividend		9.40%	2.88%	–3.11%	9.20%

Prospectus Expense Ratio[1]					Gross
A Shares					1.04%
I Shares					0.78%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

8

LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the RidgeWorth Large Cap Growth Stock Fund I Shares returned 3.64% while the Russell 1000® Growth Index (“benchmark”) returned 10.09%. The Fund underperformed the benchmark for the fiscal year as the defensive sectors of the benchmark performed well. Three of the Fund’s economic sectors lagged the returns for their comparable sectors within the Russell 1000® Growth Index—Health Care, Consumer Staples and Consumer Discretionary. The bright spot for the last 12 months was good stock selection within the Industrials sector.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The S&P 500 Index reached an all-time new high on the final trading day of March, while the Russell 1000® Growth Index broke out to the upside earlier during the fiscal year. Better than expected economic news coupled with reasonable valuations, steady job growth, rising home prices, monetary stimulus and improving global economic momentum propelled the market to a new high. While the new record for the market is good news, the power behind the move came mostly from the defensive sectors of the market—Health Care, Utilities and Consumer Staples. The pro-cyclical sectors dramatically lagged the broader market giving further evidence that investors are still nervous and climbing “the wall of worry”.

Problematic stock selection within the Consumer area of the market hampered short term results. Monster Beverage Corp., a Consumer Staples company selling energy drinks, declined in a rising market due to the product’s safety concerns and worries over slowing growth. Investors have been punishing the stock since the company reported disappointing earnings in November 2012. Green Mountain Coffee Roasters Inc., another Consumer Staples holding, also declined after reporting weaker than expected sales and earnings. Within the Consumer Discretionary sector, Coach Inc., a designer, marketer and distributor of handbags and accessories has been losing market share to a new competitor. Investors punished the stock fearing that the future growth will be less than expected. Several of the Fund’s Health Care holdings also lost value. Intuitive Surgical Inc., a robotic surgical systems company, declined by more than 10% as the company made cautionary remarks about the European Union’s macroeconomic weakness negatively impacting European procedure growth. In addition, several biotechnology stocks within the benchmark that were not owned in the Fund rallied causing additional relative underperformance.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macroeconomic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools, allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

9

LARGE CAP GROWTH STOCK FUND

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over- year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha through stock selection.

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.43%	11.56%	6.17%	6.37%
	with sales charge*	–2.52%	9.39%	4.91%	5.75%
C Shares	without CDSC	2.69%	10.81%	5.44%	5.70%
	with CDSC*	2.15%	10.81%	5.44%	5.70%
I Shares		3.64%	11.87%	6.47%	6.78%
Russell 1000® Growth Index		10.09%	13.06%	7.30%	8.62%

Prospectus Expense Ratio[1]					Gross
A Shares					1.22%
C Shares					1.80%
I Shares					0.83%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

10

LARGE CAP VALUE EQUITY FUND

Portfolio Manager

•	Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the RidgeWorth Large Cap Value Equity Fund I Shares returned 16.24% compared to a 18.77% return for the Russell 1000® Value Index (“benchmark”).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The primary reasons for underperformance relative to the benchmark was stock selection in the Information Technology, Telecommunication Services and Energy sectors. In Information Technology, Hewlett-Packard Co. detracted from performance owing to worse than expected personal computer sales as Windows 8 was not the catalyst analysts anticipated. In Telecommunication Services, Windstream Corp. detracted from performance following the announcement that the company was discontinuing certain segments of business from its Paetec acquisition. As a result, investors feared that the company would have to cut its dividend, as similar companies had already cut their dividends. This put pressure on the company’s share price, leading to its underperformance. In Energy, Occidental Petroleum Corp. detracted from performance as returns deteriorated due to cost inflation. Management has since initiated a cost reduction plan.

Positive contributors to performance were stock selection and our underweight positions in the Utilities and Financials sectors. Stock selection in the Consumer Staples sector was also a positive contributor to performance. In Utilities, PG&E Corp. outperformed as risks surrounding the San Bruno fire began to dissipate. In Financials, BlackRock Inc. outperformed, beating first quarter earnings expectations and experienced increased asset growth in its active and passive funds. Additionally, BlackRock increased its quarterly dividend and share repurchase program. In Consumer Staples, ConAgra Foods Inc. positively contributed to performance as investor sentiment benefited from (1) the accretive realization of the Ralcorp. acquisition, plus (2) overall packaged food industry dynamics turning favorable given earlier elevated input costs which ultimately declined. Consequently, volumes improved on less pricing being necessary.

How do you plan to position the Fund, based on market conditions?

We believe that rising home prices, strong corporate balance sheets, accommodative fiscal and monetary policies and stabilizing global economic momentum will continue to drive equity markets. We take into account a number of near-term risks which include the perennial Eurozone crisis, rising geopolitical risks, specifically Iran and North Korea, the impact of a stronger dollar on corporate profits and the potential impact inflation may have if/when China’s economic growth accelerates. Defensive sectors have outperformed recently, primarily in the Health Care and Utilities sectors, but we believe mid to late stage cyclical stocks will drive near term performance and our Fund is positioned accordingly. As a result, our Fund is overweight Industrials and underweight the Financials and Utilities sectors.

11

LARGE CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	15.93%	11.80%	6.56%	9.50%
	with sales charge*	9.23%	9.62%	5.31%	8.85%
C Shares	without CDSC	15.25%	11.05%	5.82%	8.74%
	with CDSC*	14.25%	11.05%	5.82%	8.74%
I Shares		16.24%	12.12%	6.87%	9.85%
Russell 1000® Value Index		18.77%	12.74%	4.85%	9.18%

Prospectus Expense Ratio[1]					Gross
A Shares					1.40%
C Shares					1.73%
I Shares					0.89%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

12

MID-CAP VALUE EQUITY FUND

Portfolio Manager

•	Don Wordell, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The RidgeWorth Mid-Cap Value Equity Fund I Shares appreciated 19.73% for the fiscal year ended March 31, 2013, underperforming the Russell Midcap® Value Index which returned 21.49% for the period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Relative results during the period lagged due primarily to stock selection in the Materials and Energy sectors. In Materials, Cabot Corp. underperformed due to weak demand and modest pricing erosion in their business that serves the tires end market, as well as lower accretion estimates for their recent acquisition. In Energy, CARBO Ceramics Inc. detracted from performance as a result of declining drilling activity in the second half of 2012 and high inventories of competing products. This led to lower volumes and pricing pressure for their products.

Positive contributors to performance were stock selection in the Financials, Industrials and Utilities sectors. In Financials, Hartford Financial Services Group Inc. outperformed owing to several catalysts occurring in the back half of 2012 as the company sold off non-core business segments in an effort to transition to a group and property/casualty centric insurer. In Industrials, Cummins Inc. outperformed as investors were more optimistic about the Chinese economy and U.S. industrial destocking neared completion. In Utilities, NRG Energy Inc. contributed to performance due to improving sentiment in the stock from the execution of the GenOn acquisition and improvement in forward electricity prices.

How do you plan to position the Fund, based on market conditions?

We believe that rising home prices, strong corporate balance sheets, accommodative fiscal and monetary policies, and stabilizing global economic momentum will continue to drive equity markets. We take into account a number of near-term risks which include the perennial Eurozone crisis, rising geopolitical risks, specifically Iran and North Korea, the impact of a stronger dollar on corporate profits and the potential impact inflation may have if/when China’s economic growth accelerates. Defensive sectors have outperformed recently, primarily in the Health Care and Utilities sectors, but we believe mid to late stage cyclical stocks will drive near-term performance and our Fund is positioned accordingly. As a result, our Fund is overweight Industrials, Materials and Energy and underweight Utilities.

13

MID-CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Mid-Cap Value Equity Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/27/03	19.43%	12.23%	11.06%	N/A	11.50%
	with sales charge*		12.56%	10.03%	9.76%	N/A	10.80%
C Shares	without CDSC		18.75%	11.49%	10.33%	12.86%	N/A
	with CDSC*		17.75%	11.49%	10.33%	12.86%	N/A
I Shares			19.73%	12.54%	11.37%	13.87%	N/A
Russell Midcap® Value Index			21.49%	14.96%	8.53%	12.57%	10.20%	**

Prospectus Expense Ratio[1]							Gross
A Shares							1.45%
C Shares							1.80%
I Shares							1.07%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

**	The performance return for the Russell Midcap® Value Index is for the period from 10/27/03 to 3/31/13.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

14

SELECT LARGE CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- and Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Large cap stock can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller capitalization companies.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013 the RidgeWorth Select Large Cap Growth Stock Fund I Shares returned 0.37% while the Russell 1000® Growth Index (“benchmark”) returned 10.09%. The Fund underperformed the benchmark for the fiscal year as the defensive sectors of the benchmark performed well. Three of the Fund’s economic sectors lagged the returns for their comparable sectors within the Russell 1000 Growth Index – Health Care, Consumer Staples and Consumer Discretionary.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The S&P 500 Index reached an all-time new high on the final trading day of March, while the Russell 1000® Growth Index broke out to the upside earlier during the fiscal year. Better than expected economic news coupled with reasonable valuations, steady job growth, rising home prices, monetary stimulus and improving global economic momentum propelled the market to a new high. While the new record for the market is good news, the power behind the move came mostly from the defensive sectors of the market – Health Care, Utilities and Consumer Staples. The pro-cyclical sectors dramatically lagged the broader market giving further evidence that investors are still nervous and climbing “the wall of worry”.

Problematic stock selection within the Consumer area of the market hampered short term results. Monster Beverage Corp., a Consumer Staples company selling energy drinks, declined in a rising market due to the product’s safety concerns and worries over slowing growth. Investors have been punishing the stock since the company reported disappointing earnings in November 2012. Mead Johnson Nutrition LLC, another Consumer Staples holding, also declined after Chinese authorities questioned product safety relating to tainted baby formula. The claim was without merit. Within the Consumer Discretionary sector, Coach Inc., a designer, marketer and distributor of handbags and accessories has been losing market share to a new competitor. Investors punished the stock fearing that the future growth will be less than expected. BorgWarner Inc. and Priceline.com Inc., Consumer Discretionary holdings, also declined over the previous 12 months. Several of the Fund’s Health Care holdings also lost value. Intuitive Surgical Inc., a robotic surgical systems company, declined by more than 10% as the company made cautionary remarks about the European Union’s macroeconomic weakness negatively impacting European procedure growth. Agilent Technologies Inc. and Alexion Pharmaceuticals Inc. also negatively impacted relative performance.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macroeconomic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha through superior, bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

15

SELECT LARGE CAP GROWTH STOCK FUND

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over- year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha through stock selection.

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Select Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	0.13%	7.70%	4.14%	6.15%
	with sales charge**	–5.63%	5.59%	2.92%	5.53%
C Shares	without CDSC	–0.58%	6.96%	3.41%	5.39%
	with CDSC**	–1.33%	6.96%	3.41%	5.39%
I Shares		0.37%	8.01%	4.43%	6.45%
Russell 1000® Growth Index		10.09%	13.06%	7.30%	8.62%

Prospectus Expense Ratio[1]					Gross
A Shares					1.23%
C Shares					1.91%
I Shares					0.96%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning on 10/14/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

16

SMALL CAP GROWTH STOCK FUND

Portfolio Managers

•	Christopher Guinther
•	Joe Ransom, CFA
•	Michael A. Sansoterra
•	Sandeep Bhatia, PhD, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013 the RidgeWorth Small Cap Growth Stock Fund I Shares returned 14.20% while the Russell 2000® Growth Index (“benchmark”) returned 14.52%. The Fund slightly underperformed the benchmark by 0.32%. The Fund had particularly good stock selection in Health Care, Technology and the Telecommunication sectors relative the Russell 2000® Growth Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The S&P 500 Index reached an all-time new high on the final trading day of March. Better than expected economic news coupled with reasonable valuations, steady job growth, rising home prices, monetary stimulus and improving global economic momentum propelled the market to a new high. While the new record for the broader market is good news, the power behind the move came in the final quarter and mostly from the defensive sectors of the market—Health Care, Utilities and Staples. The pro-cyclical sectors dramatically lagged giving further evidence that investors are still nervous as the market climbs “the wall of worry”. Additionally, small cap growth stocks continue to rally strongly from their 2008 lows exceeding the broader market as measured by the S&P 500 Index.

Fund investments within cloud based services and high speed internet access companies lead to a positive 55% return within the Telecommunication Services sector, beating the benchmark sector by 44%. In addition, the Fund’s Health Care stocks averaged more than 26% return during the year while the average Health Care stock within the Russell 2000® Growth Index was up nearly 17%. Stock selection was especially strong within the Health Care sector; 16 stocks rose more than 25% during the year. For example, Onyx Pharmaceuticals Inc., a biotechnology company, rose 94% during the year after a Food and Drug Administration panel voted to approve a cancer drug for multiple myeloma. Positions within the medical device and pharmaceutical industries also reported strong operating results which lead to market value appreciation. The Fund also benefited from several Technology holdings which were acquired at very large premiums. For example, the acquisition of Ariba Inc., a cloud based technology company rose more than 35% on the offer.

How do you plan to position the Fund, based on market conditions?

The portfolio management team does not attempt to position the Fund based on predictions of macroeconomic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are deemphasized. The portfolio will be relatively sector and characteristic neutral relative to the Russell 2000 Growth index as the investment team attempts to generate alpha through bottom-up stock selection. The team believes that its investment strategy is objective, balanced and designed to enable outperformance in most market cycles.

The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year-over- year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet and cash flow metrics to evaluate earnings quality, capital efficiency and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions and add alpha through stock selection.

17

SMALL CAP GROWTH STOCK FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Small Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	14.07%	13.60%	7.46%	10.55%
	with sales charge*	7.49%	11.37%	6.19%	9.90%
C Shares	without CDSC	13.30%	12.80%	6.73%	9.81%
	with CDSC*	12.45%	12.80%	6.73%	9.81%
I Shares		14.20%	13.85%	7.75%	10.89%
Russell 2000® Growth Index		14.52%	14.75%	9.04%	11.61%

Prospectus Expense Ratio[1]					Gross
A Shares					1.29%
C Shares					1.94%
I Shares					1.16%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

18

SMALL CAP VALUE EQUITY FUND

Portfolio Manager

•	Brett Barner, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the RidgeWorth Small Cap Value Equity Fund I Shares returned 17.07% versus 18.09% for the benchmark, the Russell 2000® Value Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The primary reason for underperformance relative to the index was stock selection in the Materials, Financials and Consumer Discretionary sectors. In Materials, Cabot Corp. underperformed due to weak demand and modest pricing erosion in their business that serves the tires end market, as well as, lower accretion estimates for their recent acquisition. In Financials, Hancock Holding Co. detracted from performance on muted investor enthusiasm after management guided to higher than expected non-interest expenses. In Consumer Discretionary, Guess? Inc. negatively contributed as investor sentiment worsened due to challenges at its North American and European Union businesses.

Positive contributors to performance were stock selection in the Industrials, Information Technology and Health Care sectors. In Industrials, A.O. Smith Corp. outperformed owing to strong residential construction data in the U.S. and high single digit growth in Chinese water heater demand. In Information Technology, Booz Allen Hamilton Holding Corp. outperformed on the announcement of several large one time dividends in the second half of 2012. In Health Care, Teleflex Inc. contributed to performance when new management continued to execute on their plan of increasing pricing and expanding margins.

How do you plan to position the Fund, based on market conditions?

We believe that rising home prices, strong corporate balance sheets, accommodative fiscal and monetary policies, and stabilizing global economic momentum will continue to drive equity markets. We take into account a number of near term risks which include the perennial Eurozone crisis, rising geopolitical risks, specifically Iran and North Korea, the impact of a stronger dollar on corporate profits and the potential impact inflation may have if/when China’s economic growth accelerates. Defensive sectors have outperformed recently, primarily in the Health Care and Utilities sectors, but we believe mid to late stage cyclical stocks will drive near-term performance and our Fund is positioned accordingly. As a result, our Fund is overweight Industrials and underweight the Financials and Utilities sectors.

The Fund utilizes a bottom-up approach to stock selection. The process seeks dividend-paying stocks trading at the lower end of historical trading ranges which display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights.

19

SMALL CAP VALUE EQUITY FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Russell 2000® Value Index, which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Small Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	16.77%	13.56%	9.99%	13.55%
	with sales charge**	10.05%	11.33%	8.70%	12.88%
C Shares	without CDSC	16.17%	12.83%	9.31%	13.11%
	with CDSC**	15.17%	12.83%	9.31%	13.11%
I Shares		17.07%	13.87%	10.31%	13.88%
Russell 2000® Value Index		18.09%	12.12%	7.29%	11.29%

Prospectus Expense Ratio[1]					Gross
A Shares					1.53%
C Shares					1.91%
I Shares					1.20%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares were offered beginning 10/9/03. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

20

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The RidgeWorth Aggressive Growth Allocation Strategy I Shares returned 6.45% for the fiscal year ended March 31, 2013, behind the 11.97% return for the hybrid benchmark (80% S&P 500 Index / 20% Barclays Capital U.S. Aggregate Bond Index) and behind the Lipper Mixed-Asset Target Allocation–Growth Classification Index return of 9.96% in the same period, placing it in the 96th percentile.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The RidgeWorth Aggressive Growth Allocation Strategy I Shares relative performance benefitted modestly against its benchmark due to its overweight to equities versus its target weighting of 80%, as equities broadly outperformed fixed income mandates in the quarter. It also benefitted from outperformance by several selected RidgeWorth funds, notably large cap and mid cap value funds. Similar to the broader S&P 500 Index, in which Value style mandates outperformed Growth style mandates, the Fund’s exposure to growth securities was a detractor, as were exposures to alternative securities in gold miners and to international markets, which collectively lagged in the quarter. All in, several underlying equity funds lagged the S&P 500 Index, which led to an aggregate lagging performance in the equity space. In the fixed income space, the Fund’s exposure to longer duration, corporate fixed income oriented securities, as well as to the high yield funds, was additive to relative fixed income performance. However, the shorter-duration fixed-income and cash positions lagged the benchmark. Despite some positive relative returns in both the equity and fixed income spaces, the strategy experienced subpar relative total returns versus its hybrid benchmark and its Lipper category.

How do you plan to position the Fund, based on market conditions?

Although the economy is experiencing a quite sluggish 2% to 2.5% growth rate, the broad S&P 500 Index still trades slightly below its 10 and 15 year medians on key valuation metrics. Moreover, given the “Global Fed’s” (Federal Reserve, Bank of China, Bank of Japan, European Central Bank, et al) stimulus, there appears to be increased confidence that the current expansion is relatively sustainable with limited downside risks.

As long as ample accommodation continues, and inflation stays at the low end of the Fed comfort zone, equities have at least a modicum of tailwinds. Equity index valuations were more compelling last year, but vigorous fundamental stock picking and sector rotations should return into vogue.

As a consequence, we believe that when headwinds dissipate and 2013 metrics are recalibrated, the equity market indeed has the potential for further improvement; however, we would not be surprised to see at least a small amount of consolidation in the short run, or at least until economic traction becomes more visible.

21

AGGRESSIVE GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

Effective September 30, 2012, the benchmark index for the Fund changed from the Standard & Poors 500 Index (“S&P 500 Index”) to the Hybrid 80/20 Blend Index. The Fund’s performance is compared to the Hybrid 80/20 Blend Index.

The S&P 500 Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Aggressive Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	6.30%	7.53%	3.49%	7.54%
	with sales charge**	0.24%	5.43%	2.27%	6.91%
C Shares*	without CDSC	5.47%	6.79%	2.77%	7.00%
	with CDSC**	4.47%	6.79%	2.77%	7.00%
I Shares		6.45%	7.83%	3.80%	7.85%
Hybrid 80/20 Blend Index (80% of the S&P 500 Index, 20% of the Barclays Capital U.S. Aggregate Bond Index)		11.97%	11.44%	6.05%	8.02%
S&P 500 Index		13.96%	12.67%	5.81%	8.53%
Barclays Capital U.S. Aggregate Bond Index		3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]					Gross
A Shares					1.69%
C Shares					2.34%
I Shares					1.69%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.89% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/16/03 and 4/1/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.
**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

22

CONSERVATIVE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The RidgeWorth Conservative Allocation Strategy I Shares returned 5.55% for the fiscal year ended March 31, 2013, behind the 6.88% return for the hybrid benchmark (30% S&P 500 / 70% Barclays Capital U.S. Aggregate Bond Index) and behind the Lipper Mixed-Asset Target Allocation–Conservative Classification return of 7.34% in the same period, placing it in the 84th percentile.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The RidgeWorth Conservative Allocation Strategy I Shares relative performance benefitted modestly against its benchmark due to its overweight to equities versus its target weighting of 30%, as equities broadly outperformed fixed income mandates for the year. It also benefitted from outperformance by several selected RidgeWorth funds, notably large cap and mid cap value funds. Similar to the broader S&P 500 Index, in which Value style mandates outperformed Growth style mandates, the Fund’s exposure to growth securities was a detractor, as were exposures to alternative securities in gold miners and to international markets, which collectively lagged in the quarter. All in, several underlying equity funds lagged the S&P 500 Index, which led to an aggregate lagging performance in the equity space. In the fixed income space the Fund’s exposure to longer duration, corporate fixed income oriented securities, as well as to the high yield funds, was additive to relative fixed-income performance. However, the shorter-duration fixed-income and cash positions lagged the benchmark. Despite some positive relative returns in both the equity and fixed income spaces, the strategy experienced subpar relative total returns versus its hybrid benchmark and its Lipper category.

How do you plan to position the Fund, based on market conditions?

Although the economy is experiencing a quite sluggish 2% to 2.5% growth rate, the broad S&P 500 Index still trades slightly below its 10 and 15 year medians on key valuation metrics. Moreover, given the “Global Fed’s” (Federal Reserve, Bank of China, Bank of Japan, European Central Bank, et al) stimulus, there appears to be increased confidence that the current expansion is relatively sustainable with limited downside risks.

As long as ample accommodation continues, and inflation stays at the low-end of the Fed comfort zone, equities have at least a modicum of tailwinds. Equity index valuations were more compelling last year, but vigorous fundamental stock picking and sector rotations should return to vogue.

As a consequence, we believe that when headwinds dissipate and 2013 metrics are recalibrated, the equity market indeed has the potential for further improvement; however, we would not be surprised to see at least a small amount of consolidation in the short run, or at least until economic traction becomes more visible.

23

CONSERVATIVE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 30/70 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Conservative Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	5.29%	6.44%	6.29%	6.09%
	with sales charge**	0.30%	4.73%	5.27%	5.57%
C Shares*	without CDSC	4.58%	5.73%	5.55%	5.57%
	with CDSC**	3.58%	5.73%	5.55%	5.57%
I Shares*		5.55%	6.76%	6.61%	6.39%
Hybrid 30/70 Blend Index (30% of the S&P 500 Index, 70% of the Barclays Capital U.S. Aggregate Bond Index)		6.88%	7.91%	5.97%	6.32%
S&P 500 Index		13.96%	12.67%	5.81%	8.53%
Barclays Capital U.S. Aggregate Bond Index		3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]					Gross
A Shares					1.37%
C Shares					1.99%
I Shares					1.04%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.60%, 1.30% and 0.30% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.59% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares, C Shares and I Shares were offered beginning on 11/11/03, 4/1/05, and 11/6/03, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance for C Shares would have been lower. Effective close of business on 7/16/10, B Shares converted into A Shares.
**	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

24

GROWTH ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The RidgeWorth Growth Allocation Strategy I Shares returned 7.52% for the fiscal year ended March 31, 2013, behind the 10.96% return for the hybrid benchmark (70% S&P 500 Index / 30% Barclays Capital U.S. Aggregate Bond Index) and behind the Lipper Mixed-Asset Target Allocation–Growth Classification return of 9.96% in the same period, placing it in the 87th percentile.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The RidgeWorth Growth Allocation Strategy I Shares relative performance benefitted modestly against its benchmark due to its overweight to equities versus its target weighting of 70%, as equities broadly outperformed fixed income mandates for the year. It also benefitted from outperformance by several selected RidgeWorth funds, notably large cap and mid cap value funds. Similar to the broader S&P 500 Index, in which Value style mandates outperformed Growth style mandates, the Fund’s exposure to growth securities was a detractor, as were exposures to alternative securities in gold miners and to international markets, which collectively lagged in the quarter. All in, several underlying equity funds lagged the S&P 500 Index, which led to an aggregate lagging performance in the equity space. In the fixed income space the Fund’s exposure to longer duration, corporate fixed income oriented securities, as well as to the high yield funds, was additive to relative fixed-income performance. However, the shorter-duration fixed-income and cash positions lagged the benchmark. Despite some positive relative returns in both the equity and fixed income spaces, the strategy experienced subpar relative total returns versus its hybrid benchmark and its Lipper category.

How do you plan to position the Fund, based on market conditions?

Although the economy is experiencing a quite sluggish 2% to 2.5% growth rate, the broad S&P 500 Index still trades slightly below its 10 and 15 year medians on key valuation metrics. Moreover, given the “Global Fed’s” (Federal Reserve, Bank of China, Bank of Japan, European Central Bank, et al) stimulus, there appears to be increased confidence that the current expansion is relatively sustainable with limited downside risks.

As long as ample accommodation continues, and inflation stays at the low-end of the Fed comfort zone, equities have at least a modicum of tailwinds. Equity index valuations were more compelling last year, but vigorous fundamental stock picking and sector rotations should return to vogue.

As a consequence, we believe that when headwinds dissipate and 2013 metrics are recalibrated, the equity market indeed has the potential for further improvement; however, we would not be surprised to see at least a small amount of consolidation in the short run, or at least until economic traction becomes more visible.

25

GROWTH ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 70/30 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Growth Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	7.16%	7.67%	5.11%	7.73%
	with sales charge**	0.98%	5.56%	3.87%	7.10%
C Shares*	without CDSC	6.55%	6.94%	4.36%	7.13%
	with CDSC**	5.55%	6.94%	4.36%	7.13%
I Shares		7.52%	7.97%	5.42%	8.04%
Hybrid 70/30 Blend Index (70% of the S&P 500 Index, 30% of the Barclays Capital U.S. Aggregate Bond Index)		10.96%	10.78%	6.11%	7.73%
S&P 500 Index		13.96%	12.67%	5.81%	8.53%
Barclays Capital U.S. Aggregate Bond Index		3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]					Gross
A Shares					1.40%
C Shares					2.03%
I Shares					1.41%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for the A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.77% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 11/05/03 and 4/05/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.
**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

26

MODERATE ALLOCATION STRATEGY

Portfolio Manager

•	Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The RidgeWorth Moderate Allocation Strategy I Shares returned 6.60% for the fiscal year ended March 31, 2013, behind the 8.93% return for the hybrid benchmark (50% S&P 500 / 50% Barclays Capital U.S. Aggregate Bond Index) and behind the Lipper Mixed-Asset Target Allocation–Moderate Classification return of 9.11% in the same period, placing it in the 88th percentile.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The RidgeWorth Moderate Allocation Strategy I Shares’ relative performance benefitted modestly against its benchmark due to its overweight to equities versus its target weighting of 50%, as equities broadly outperformed fixed income mandates for the year. It also benefitted from outperformance by several selected RidgeWorth funds, notably large cap and mid cap value funds. Similar to the broader S&P 500 Index, in which Value style mandates outperformed Growth style mandates, the Fund’s exposure to growth securities was a detractor, as were exposures to alternative securities in gold miners and to international markets, which collectively lagged in the quarter. All in, several underlying equity funds lagged the S&P 500 Index, which led to an aggregate lagging performance in the equity space. In the fixed income space the Fund’s exposure to longer duration, corporate fixed income oriented securities, as well as to the high yield funds, was additive to relative fixed-income performance. However, the shorter-duration fixed-income and cash positions lagged the benchmark. Despite some positive relative returns in both the equity and fixed income spaces, the strategy experienced subpar relative total returns versus its hybrid benchmark and its Lipper category.

How do you plan to position the Fund, based on market conditions?

Although the economy is experiencing a quite sluggish 2% to 2.5% growth rate, the broad S&P 500 Index still trades slightly below its 10 and 15 year medians on key valuation metrics. Moreover, given the “Global Fed’s” (Federal Reserve, Bank of China, Bank of Japan, European Central Bank, et al) stimulus, there appears to be increased confidence that the current expansion is relatively sustainable with limited downside risks.

As long as ample accommodation continues, and inflation stays at the low-end of the Fed comfort zone, equities have at least a modicum of tailwinds. Equity index valuations were more compelling last year, but vigorous fundamental stock picking and sector rotations should return into vogue.

As a consequence, we believe that when headwinds dissipate and 2013 metrics are recalibrated, the equity market indeed has the potential for further improvement; however, we would not be surprised to see at least a small amount of consolidation in the short run, or at least until economic traction becomes more visible.

27

MODERATE ALLOCATION STRATEGY

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Hybrid 50/50 Blend Index. The Standard & Poors 500 Index (“S&P 500 Index”) is widely regarded as a guage of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Aggregate Bond Index is a measure of the overall performance of the U.S. bond market. These indices are unmanaged and do not reflect the deduction of fees, such as investment and fund accounting fees, associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Moderate Allocation Strategy		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	6.36%	7.23%	5.57%	7.30%
	with sales charge**	0.21%	5.13%	4.33%	6.67%
C Shares*	without CDSC	5.69%	6.49%	4.82%	6.71%
	with CDSC**	4.69%	6.49%	4.82%	6.71%
I Shares		6.60%	7.52%	5.87%	7.59%
Hybrid 50/50 Blend Index (50% of the Barclays Capital U.S. Aggregate Bond Index, 50% of the S&P 500 Index )		8.93%	9.39%	6.12%	7.08%
S&P 500 Index		13.96%	12.67%	5.81%	8.53%
Barclays Capital U.S. Aggregate Bond Index		3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]					Gross
A Shares					1.30%
C Shares					1.90%
I Shares					1.24%

Because equity markets may be volatile in the short-term, resulting in unusually high or low performance, investors should evaluate long-term performance before making an investment.

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2013 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.70%, 1.30% and 0.50% for A, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.68% of net assets and are included in the expense ratios listed in the table above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Shares and C Shares were offered beginning on 10/10/03 and 4/5/05, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share and C Share expenses. If it had been, performance would have been lower.

**	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Sector Weightings (as of March 31, 2013)

as a percentage of investments

28

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Aggressive Growth Stock Fund

	Shares	Value($)
Common Stocks 98.8%
Consumer Discretionary 29.9%
Amazon.com, Inc.*	3,700	986,013
Chipotle Mexican Grill, Inc.*	1,800	586,566
Deckers Outdoor Corp.*	6,600	367,554
HomeAway, Inc.*	5,900	191,750
Lululemon Athletica, Inc.*	10,000	623,500
Michael Kors Holdings Ltd.*	5,500	312,345
Netflix, Inc.*	3,900	738,699
Nordstrom, Inc.	5,900	325,857
Priceline.com, Inc.*	1,100	756,723
Tesla Motors, Inc.*	18,700	708,543
Vera Bradley, Inc.*	9,000	212,670

		5,810,220

Energy 7.2%
Atwood Oceanics, Inc.*	300	15,762
Dresser-Rand Group, Inc.*	5,550	342,213
Energy XXI Bermuda Ltd.	4,800	130,656
FMC Technologies, Inc.*	7,900	429,681
Pioneer Natural Resources Co.	3,900	484,575

		1,402,887

Financials 5.2%
BlackRock, Inc.	400	102,752
Financial Engines, Inc.	8,900	322,358
Portfolio Recovery Associates, Inc.*	4,600	583,832

		1,008,942

Health Care 15.4%
Catamaran Corp.*	16,000	848,480
Celgene Corp.*	3,600	417,276
HMS Holdings Corp.*	14,100	382,815
Intuitive Surgical, Inc.*	1,050	515,750
IPC The Hospitalist Co.*	3,000	133,440
Medidata Solutions, Inc.*	1,800	104,364
Salix Pharmaceuticals Ltd.*	6,600	337,788
Vertex Pharmaceuticals, Inc.*	4,500	247,410

		2,987,323

Industrials 8.0%
BE Aerospace, Inc.*	6,800	409,972
Chart Industries, Inc.*	500	40,005
PACCAR, Inc.	6,400	323,584
Precision Castparts Corp.	4,100	777,442

		1,551,003

	Shares	Value($)
Information Technology 33.1%
Alliance Data Systems Corp.*	1,900	307,591
Apple, Inc.	680	300,988
Cognizant Technology Solutions Corp., Cl A*	7,900	605,219
F5 Networks, Inc.*	6,200	552,296
Facebook, Inc., Cl A*	28,000	716,240
Fusion-io, Inc.*	6,800	111,316
Google, Inc., Cl A*	1,000	794,030
LinkedIn Corp., Cl A*	4,500	792,270
MercadoLibre, Inc.	8,000	772,480
Mitek Systems, Inc.*	44,700	209,196
QUALCOMM, Inc.	9,000	602,550
Skyworks Solutions, Inc.*	2,200	48,466
Splunk, Inc.*	2,200	88,066
Zillow, Inc.*	9,600	524,832

		6,425,540

Total Common Stocks (Cost $8,696,399)		19,185,915

Money Market Fund 1.5%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(a)	293,510	293,510

Total Money Market Fund (Cost $293,510)		293,510

Total Investments (Cost $8,989,909) — 100.3%		19,479,425
Liabilities in excess of other assets — (0.3)%		(59,634)

Net Assets — 100.0%		$19,419,791

*	Non-income producing security.

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

See Notes to Financial Statements.

29

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Fund

	Shares	Value($)
Common Stocks 96.0%
Australia 1.2%
Australia & New Zealand Banking Group Ltd.	109,424	3,250,333

Austria 3.2%
OMV AG	97,879	4,162,344
Raiffeisen Bank International AG(a)	91,979	3,126,207
Voestalpine AG	55,368	1,700,171

		8,988,722

Belgium 3.1%
Ageas	97,635	3,302,175
Anheuser-Busch InBev NV	53,812	5,328,624

		8,630,799

Canada 0.2%
Potash Corp. of Saskatchewan, Inc.	15,988	627,529

France 13.4%
AXA SA	251,059	4,315,609
BNP Paribas	107,939	5,540,002
Cap Gemini SA	48,260	2,196,105
Compagnie Generale des Etablissements Michelin	17,800	1,488,806
Publicis Groupe SA	63,602	4,264,744
Renault SA	53,345	3,342,089
Sanofi-Aventis	28,261	2,871,665
Total SA	118,862	5,691,533
Valeo SA	41,527	2,247,164
Vinci SA	58,147	2,619,560
Vivendi SA	125,954	2,601,835

		37,179,112

Germany 13.1%
Adidas AG	32,940	3,417,624
BASF SE	53,893	4,719,736
Continental AG	16,641	1,989,568
Deutsche Lufthansa AG	157,814	3,081,949
Deutsche Post AG	182,638	4,208,211
Fresenius SE	22,949	2,832,582
Hannover Rueckversicherung AG	34,998	2,745,119
Infineon Technologies AG	190,454	1,503,863
Muenchener Rueckversicherungs AG	20,316	3,799,540
SAP AG	43,349	3,472,934
Siemens AG	43,469	4,682,216

		36,453,342

Hong Kong 1.8%
Digital China Holdings Ltd.	3,632,000	4,903,461

Hungary 0.8%
OTP Bank PLC	124,832	2,252,708

	Shares	Value($)
India 0.3%
Grasim Industries Ltd.	15,097	780,266

Indonesia 1.9%
Bank Mandiri Persero Tbk PT	2,625,500	2,701,826
Bank Rakyat Indonesia Persero Tbk PT	2,919,000	2,628,377

		5,330,203

Italy 0.9%
Intesa Sanpaolo SpA	468,429	685,721
Saipem SpA	60,861	1,871,573

		2,557,294

Japan 19.0%
Astellas Pharma, Inc.	42,400	2,279,110
Daicel Corp.	351,000	2,733,128
Honda Motor Co. Ltd.	94,088	3,598,203
ITOCHU Corp.	628,580	7,672,369
JX Holdings, Inc.	352,400	1,972,856
LINTEC Corp.	58,000	1,102,884
Marubeni Corp.	484,000	3,681,351
Miraca Holdings, Inc.	23,000	1,101,928
Mitsubishi UFJ Financial Group, Inc.	793,202	4,752,387
Mitsui & Co. Ltd.	76,500	1,071,089
Nidec Corp.(a)	34,000	2,029,851
Nippon Telegraph & Telephone Corp.	12,216	532,061
Sekisui Chemical Co. Ltd.	229,000	2,520,253
Sumitomo Corp.	465,244	5,846,748
Sumitomo Mitsui Financial Group, Inc.	112,205	4,577,120
Toyota Motor Corp.	97,400	4,992,352
Unipres Corp.	100,000	2,239,337

		52,703,027

Netherlands 4.5%
ING Groep NV*	242,027	1,717,813
Koninklijke Ahold NV	283,994	4,352,073
LyondellBasell Industries NV, Cl A	46,469	2,941,023
Royal Dutch Shell PLC ADR	50,961	3,405,214

		12,416,123

Norway 2.3%
Telenor ASA	181,061	3,958,651
Yara International ASA	51,959	2,353,867

		6,312,518

Russia 1.2%
Sberbank of Russia SP ADR	254,954	3,268,510

Singapore 0.8%
Indofood Agri Resources Ltd.	2,157,000	2,147,696

See Notes to Financial Statements.

30

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Fund — concluded

	Shares	Value($)
South Korea 3.2%
Celltrion, Inc.	35,621	1,703,251
Hyundai Motor Co.	6,787	1,363,378
Korea Electric Power Corp.*	177,780	4,865,541
Silicon Works Co. Ltd.	40,677	850,028

		8,782,198

Sweden 2.3%
Swedbank AB, Cl A	195,116	4,437,347
Volvo AB, Cl B	126,495	1,839,225

		6,276,572

Switzerland 3.3%
Roche Holding AG	15,487	3,605,422
Transocean Ltd.*	35,214	1,829,720
Xstrata PLC	224,933	3,650,150

		9,085,292

Taiwan 0.2%
Advanced Semiconductor Engineering, Inc.	695,000	562,461

Thailand 1.7%
Kasikornbank	185,900	1,320,376
Krung Thai Bank (Foreign Registered)	1,622,700	1,374,183
Siam Commercial Bank (Foreign Registered)	324,200	1,965,016

		4,659,575

Turkey 2.1%
Koc Holding AS	107,750	625,311
Tofas Turk Otomobil Fabrikasi AS	138,516	999,079
Turkiye Halk Bankasi AS	394,252	4,216,424

		5,840,814

United Kingdom 15.5%
AstraZeneca PLC	84,943	4,258,553
Barclays PLC	1,262,302	5,584,270
BP PLC SP ADR	140,366	5,944,500
British American Tobacco PLC	108,097	5,793,025
BT Group PLC	1,324,010	5,592,711
Rio Tinto PLC SP ADR(a)	104,285	4,909,737
Royal Dutch Shell PLC, Cl A	71,034	2,297,885
SABMiller PLC	75,851	3,992,322
Subsea 7 SA	64,414	1,505,374
WPP PLC	202,224	3,223,254

		43,101,631

Total Common Stocks (Cost $224,890,729)		266,110,186

	Shares	Value($)
Preferred Stocks 1.5%
Brazil 0.2%
Telefonica Brasil SA, 4.78%	23,406	624,894

Germany 1.3%
Volkswagen AG, 2.02%	17,926	3,561,661

Total Preferred Stocks (Cost $3,460,175)		4,186,555

Short-Term Investment 3.7%
RidgeWorth Funds Securities Lending Joint Account(b)	10,253,825	10,253,825

Total Short-Term Investment (Cost $10,253,825)		10,253,825

Money Market Fund 1.3%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	3,597,807	3,597,807

Total Money Market Fund (Cost $3,597,807)		3,597,807

Total Investments (Cost $242,202,536) —102.5%		284,148,373
Liabilities in excess of other assets — (2.5)%		(7,031,019)

Net Assets — 100.0%		$277,117,354

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $9,880,422.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

ADR	—	American Depositary Receipt
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

31

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund

	Shares	Value($)
Common Stocks 95.6%
Australia 5.8%
AGL Energy Ltd.	5,746	94,882
ALS Ltd.	3,744	40,813
Alumina Ltd.*	30,564	35,322
Amcor Ltd.	15,236	147,208
AMP Ltd.	35,260	191,264
Arrium Ltd.	16,233	14,704
Asciano Ltd.	13,991	81,428
ASX Ltd.	2,188	82,442
Aurizon Holdings Ltd.	21,032	88,247
Australia & New Zealand Banking Group Ltd.	35,567	1,056,483
Bendigo and Adelaide Bank Ltd.	4,664	49,870
BGP Holdings PLC*(a)(b)	737,041	—
BHP Billiton Ltd.	42,774	1,458,939
BlueScope Steel Ltd.*	4,242	22,127
Boral Ltd.	8,972	45,865
Brambles Ltd.	17,960	158,381
Caltex Australia Ltd.	1,708	37,966
Coca-Cola Amatil Ltd.	6,991	106,123
Cochlear Ltd.	709	50,233
Commonwealth Bank of Australia	21,180	1,499,727
Computershare Ltd.	5,505	58,462
Crown Ltd.	5,589	71,574
CSL Ltd.	6,857	422,853
Dexus Property Group REIT	60,661	65,683
Echo Entertainment Group Ltd.	6,599	23,910
Fairfax Media Ltd.(c)	27,857	18,272
Fortescue Metals Group Ltd.(c)	15,524	63,681
Goodman Group	14,144	70,390
GPT Group REIT	19,408	74,967
Harvey Norman Holdings Ltd.(c)	6,595	18,745
Iluka Resources Ltd.	5,073	49,384
Incitec Pivot Ltd.	19,864	63,906
Insurance Australia Group Ltd.	26,210	155,818
Leighton Holdings Ltd.	1,883	40,268
Lend Lease Group	6,653	70,653
Lynas Corp. Ltd.*(c)	21,275	12,404
Macquarie Group Ltd.	4,274	165,313
Metcash Ltd.	9,515	41,013
Mirvac Group REIT	42,589	71,833
National Australia Bank Ltd.	27,867	894,784
Newcrest Mining Ltd.	9,607	200,547
Orica Ltd.	4,536	115,469
Origin Energy Ltd.	13,169	182,081
OZ Minerals Ltd.	4,030	22,364
Paladin Energy Ltd.*	8,668	8,934
Qantas Airways Ltd.*	14,166	26,327
QBE Insurance Group Ltd.	13,013	183,040
Ramsay Health Care Ltd.	1,615	54,311
Rio Tinto Ltd.	5,420	322,782
Santos Ltd.	10,729	138,849

	Shares	Value($)
Australia—continued
Shopping Centres Australasia Property Group REIT*	3,013	5,192
Sims Metal Management Ltd.	2,055	21,460
Sonic Healthcare Ltd.	4,590	66,570
SP Ausnet	17,329	21,560
Stockland REIT	29,711	112,908
Suncorp Group Ltd.	15,975	196,595
Sydney Airport	5,287	18,055
TABCORP Holdings Ltd.	8,539	28,716
Tatts Group Ltd.	16,004	52,820
Telstra Corp. Ltd.	55,016	258,332
Toll Holdings Ltd.	8,221	50,757
Transurban Group	16,588	110,186
Wesfarmers Ltd.	10,683	447,129
Wesfarmers Ltd. PPS	1,896	80,540
Westfield Group REIT	27,380	309,298
Westfield Retail Trust REIT	36,590	115,049
Westpac Banking Corp.	40,469	1,296,052
Woodside Petroleum Ltd.	7,812	291,341
Woolworths Ltd.	15,065	529,994
WorleyParsons Ltd.	2,412	62,003

		13,045,198

Austria 1.5%
Andritz AG(c)	8,359	560,823
Erste Group Bank AG*	24,893	693,385
Immofinanz AG*	94,456	357,787
OMV AG	16,628	707,112
Raiffeisen Bank International AG(c)	4,935	167,732
Telekom Austria AG	25,772	169,111
Verbund AG(c)	6,744	146,184
Vienna Insurance Group	3,843	186,110
Voestalpine AG	13,048	400,661

		3,388,905

Belgium 2.2%
Ageas	8,867	299,896
Anheuser-Busch InBev NV	28,583	2,830,374
Belgacom SA	6,128	152,351
Colruyt SA	3,047	147,346
Delhaize Group SA	4,133	225,452
Dexia SA*(c)	24,959	1,600
Groupe Bruxelles Lambert SA	2,902	221,894
KBC Groep NV	6,379	219,714
Mobistar SA	1,204	27,039
Solvay SA	2,120	287,106
UCB SA	4,050	258,537
Umicore	4,558	214,105

		4,885,414

Cayman Islands 0.1%
Sands China Ltd.	16,487	85,487
Veripos, Inc*	1,325	4,991

See Notes to Financial Statements.

32

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Cayman Islands—continued
Wynn Macau Ltd.*	11,416	30,369

		120,847

Denmark 1.3%
A.P. Moller—Maersk A/S, Cl B	32	249,777
A.P. Moller—Maersk A/S, Cl A	15	112,131
Carlsberg A/S, Cl B(c)	2,204	214,474
Coloplast A/S, Cl B	3,061	164,670
Danske Bank A/S*	13,494	241,279
DSV A/S(c)	5,059	122,204
Novo Nordisk A/S, Cl B(c)	8,496	1,380,359
Novozymes A/S, Cl B	5,524	187,286
Pandora A/S	1,434	39,447
TDC A/S	8,863	68,098
Tryg A/S	604	48,745
William Demant Holding A/S*	555	46,498

		2,874,968

Finland 0.9%
Elisa Oyj(c)	2,717	50,466
Fortum Oyj	11,487	231,471
Kesko Oyj, Cl B	1,286	40,173
Kone Oyj, Cl B	4,090	321,644
Metso Oyj(c)	2,419	102,915
Neste Oil Oyj(c)	2,485	35,039
Nokia Oyj(c)	96,565	312,426
Nokian Renkaat Oyj	2,046	91,006
Orion Oyj, Cl B(c)	1,778	46,699
Outokumpu Oyj*	2,962	2,252
Pohjola Bank PLC	2,639	38,361
Rautaruukki Oyj	1,602	10,169
Sampo Oyj, Cl A	10,948	421,011
Sanoma Oyj(c)	1,560	14,308
Stora Enso Oyj	11,006	71,034
UPM-Kymmene Oyj	9,871	110,146
Wartsila Oyj	3,166	142,245

		2,041,365

France 10.0%
Accor SA	3,124	108,522
Aeroports de Paris	739	62,682
Air France-KLM*	2,935	27,690
Air Liquide SA	2,419	293,894
Air Liquide SA(a)(b)	6,113	742,692
Alstom	4,344	176,796
Arkema SA	1,187	107,985
Atos Origin SA	1,075	73,984
AXA SA	40,308	692,879
BNP Paribas	21,955	1,126,847
Bouygues SA	5,083	137,871
Bureau Veritas SA	1,193	148,490
Cap Gemini SA	3,172	144,344
Carrefour SA	12,411	339,738
Casino Guichard-Perrachon SA	1,188	124,842

	Shares	Value($)
France—continued
Christian Dior SA	1,174	194,733
CNP Assurances	3,140	43,088
Compagnie de Saint—Gobain	8,534	316,365
Compagnie Generale d’Optique Essilor International SA	4,301	478,274
Compagnie Generale de Geophysique-Veritas*	3,019	67,994
Compagnie Generale des Etablissements Michelin	3,719	311,060
Credit Agricole SA*	20,774	171,119
Danone SA	12,451	866,326
Dassault Systemes SA	1,267	146,462
Edenred	3,389	110,907
Electricite de France	5,130	98,375
Eramet	113	12,228
Eurazeo	691	35,032
European Aeronautic Defence and Space Co.	8,651	440,245
Eutelsat Communications	2,122	74,816
Fonciere Des Regions	593	46,429
France Telecom SA	39,903	403,571
GDF SUEZ	26,390	508,097
Gecina SA	471	54,652
Groupe Eurotunnel SA	11,183	89,077
ICADE REIT	500	43,724
Iliad SA	409	87,004
Imerys	728	47,397
JCDecaux SA	1,427	39,108
Klepierre	2,237	87,875
L’Oreal SA	5,113	810,743
Lafarge SA(b)	6,229	413,844
Lagardere SCA	2,548	93,820
Legrand SA	4,281	186,688
LVMH Moet Hennessy Louis Vuitton SA	5,869	1,007,354
Metropole Television SA	1,250	19,428
Natixis	18,754	71,206
Pernod-Ricard SA	4,838	602,857
Peugeot SA*(c)	3,203	23,198
PPR	1,630	358,126
Publicis Groupe SA	4,036	270,628
Remy Cointreau SA	516	59,635
Renault SA	4,090	256,240
Safran SA	5,208	232,287
Sanofi-Aventis	26,976	2,741,094
Schneider Electric SA	11,935	872,037
Scor SE	3,612	103,713
Societe BIC SA	619	71,880
Societe Generale*	15,883	521,818
Sodexo	2,006	186,940
Suez Environnement SA	5,686	72,514
Technip SA	2,073	212,529

See Notes to Financial Statements.

33

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
France—continued
Thales SA	2,136	90,341
Total SA	48,574	2,325,895
Unibail-Rodamco	1,953	454,878
Vallourec SA	2,365	113,684
Veolia Environnement SA	7,392	93,219
Vinci SA	9,454	425,909
Vivendi SA	27,232	562,532
Wendel SA	697	73,763
Zodiac Aerospace	780	90,886

		22,502,900

Germany 12.5%
Adidas AG	6,686	693,693
Allianz SE	14,473	1,965,608
Axel Springer AG	1,289	55,856
BASF SE	29,044	2,543,559
Bayer AG	26,515	2,735,036
Bayerische Motoren Werke AG	10,414	898,534
Beiersdorf AG	3,246	299,750
Brenntag AG	1,725	269,323
Celesio AG	2,789	52,375
Commerzbank AG*	118,005	173,198
Continental AG	2,547	304,515
Daimler AG	29,327	1,595,628
Deutsche Bank AG	30,099	1,173,485
Deutsche Boerse AG	6,352	384,684
Deutsche Lufthansa AG	7,448	145,452
Deutsche Post AG	27,211	626,976
Deutsche Telekom AG	90,426	955,816
E.ON AG	57,482	1,003,567
Fraport AG	1,187	66,530
Fresenius Medical Care AG	6,252	421,944
Fresenius SE	3,617	446,444
GEA Group AG	5,461	179,975
Hannover Rueckversicherung AG	1,926	151,069
Heidelberg Cement AG	4,522	324,953
Henkel AG & Co. KGaA	4,214	332,746
Hochtief AG*	1,353	88,001
Hugo Boss AG	849	95,138
Infineon Technologies AG	35,489	280,228
K+S AG	5,497	255,676
Kabel Deutschland Holding AG	2,351	216,921
Lanxess AG	2,662	188,768
Linde AG	5,994	1,114,479
MAN SE	1,473	158,361
Merck KGaA	2,105	317,589
Metro AG	4,181	118,872
Muenchener Rueckversicherungs AG	5,817	1,087,907
RWE AG	16,098	599,970
Salzgitter AG	1,256	50,417
SAP AG	29,528	2,365,656

	Shares	Value($)
Germany—continued
Siemens AG	26,193	2,821,351
Suedzucker AG	2,126	89,796
ThyssenKrupp AG*	10,565	214,856
United Internet AG	3,610	87,783
Volkswagen AG	924	173,815
Wacker Chemie AG	497	35,568

		28,161,868

Greece 1.6%
Alpha Bank AE*	2,054	1,869
Coca-Cola Hellenic Bottling Co. SA	104,249	2,792,902
National Bank of Greece SA*	1,536	1,305
OPAP SA	115,458	911,680

		3,707,756

Guernsey 0.0%(d)
Resolution Ltd.	12,277	50,833

Hong Kong 1.1%
AIA Group Ltd.	52,481	229,191
ASM Pacific Technology Ltd.	1,540	16,932
Bank of East Asia Ltd.	10,630	41,835
BOC Hong Kong Holdings Ltd.	25,528	85,339
Cathay Pacific Airways Ltd.	9,843	16,839
Cheung Kong (Holdings) Ltd.	10,239	151,160
Cheung Kong Infrastructure Holdings Ltd.	5,854	40,120
CLP Holdings Ltd.	13,366	117,086
Esprit Holdings Ltd.	8,401	10,087
Foxconn International Holdings Ltd.*	15,624	5,837
Galaxy Entertainment Group Ltd.*	10,803	45,091
Hang Lung Properties Ltd.	16,935	63,376
Hang Seng Bank Ltd.	5,224	83,651
Henderson Land Development Co. Ltd.	9,358	63,954
HKT Trust / HKT Ltd.	2,296	2,298
Hong Kong & China Gas Co. Ltd. (The)	35,828	104,310
Hong Kong Electric Holdings Ltd.	10,200	96,119
Hong Kong Exchanges & Clearing Ltd.	7,039	119,968
Hopewell Holdings Ltd.	4,581	18,589
Hutchison Whampoa Ltd.	15,113	157,603
Hysan Development Co. Ltd.	6,257	31,718
Kerry Properties Ltd.	5,507	24,511
Li & Fung Ltd.	39,707	54,733
Lifestyle International Holdings Ltd.	4,893	10,804
Link REIT (The)	15,576	85,078
MTR Corp.	10,121	40,223

See Notes to Financial Statements.

34

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Hong Kong—continued
New World Development Ltd.	25,251	42,809
Newton Resources Ltd.*	391	42
Noble Group Ltd.	41,598	40,748
NWS Holdings Ltd.	10,372	18,573
Orient Overseas International Ltd.	3,031	20,499
PCCW Ltd.	27,824	12,832
Shangri-La Asia Ltd.	14,968	29,425
Sino Land Co. Ltd.	21,602	36,622
SJM Holdings Ltd.	12,210	30,515
Sun Hung Kai Properties Ltd.	10,664	143,422
Swire Pacific Ltd.	5,132	65,484
Swire Properties Ltd.	3,392	12,060
Wharf Holdings Ltd. (The)	11,197	100,033
Wheelock & Co. Ltd.	8,192	43,901
Wing Hang Bank Ltd.	2,364	25,125
Yue Yuen Industrial (Holdings) Ltd.	5,544	18,105

		2,356,647

Ireland 0.8%
CRH PLC	36,426	804,048
Elan Corp. PLC*	27,363	314,590
Experian PLC	8,532	147,789
Irish Bank Resolution Corp. Ltd.*(a)(c)	8,839	—
Irish Bank Resolution Corp. Ltd.*(a)(b)	131,459	—
James Hardie Industries SE	5,355	55,810
Kerry Group PLC, Cl A	7,848	467,638
Prothena Corp. PLC*	668	4,469
Ryanair Holdings PLC	10,474	79,885

		1,874,229

Israel 0.8%
Bank Hapoalim BM*	27,470	124,457
Bank Leumi Le-Israel BM*	30,974	109,166
Bezeq Israeli Telecommunication Corp. Ltd.	43,887	60,809
Cellcom Israel Ltd.	1,392	11,661
Delek Group Ltd.	123	34,525
Elbit Systems Ltd.	617	26,054
Israel Chemicals Ltd.	11,343	146,565
Israel Corp. Ltd. (The)	61	46,285
Mellanox Technologies Ltd.*	946	52,275
Mizrahi Tefahot Bank Ltd.*	3,169	33,803
NICE Systems Ltd.*	1,617	59,435
Partner Communications Co. Ltd.	2,170	13,375
Teva Pharmaceutical Industries Ltd.	27,571	1,085,422
Teva Pharmaceutical Industries Ltd. SP ADR	31	1,230

		1,805,062

	Shares	Value($)
Italy 7.2%
A2A SpA	2,285	1,357
Assicurazioni Generali SpA	91,388	1,422,150
Atlantia SpA(c)	26,139	412,798
Banca Monte dei Paschi di Siena SpA*(c)	328,254	77,843
Banco Popolare Scarl*	111,673	140,786
Enel Green Power SpA	110,129	206,530
Enel SpA	520,443	1,698,514
Eni SpA	197,173	4,430,644
Exor SpA	3,941	110,078
Fiat Industrial SpA	68,566	770,807
Fiat SpA*	70,795	376,607
Finmeccanica SpA*	25,109	120,697
Intesa Sanpaolo SpA	778,901	1,140,213
Intesa Sanpaolo SpA—RSP	58,700	74,003
Luxottica Group SpA	9,235	462,980
Mediobanca SpA	33,487	170,414
Pirelli & C SpA	14,592	153,098
Prysmian SpA	16,053	330,270
Saipem SpA	21,171	651,042
Snam Rete Gas SpA	125,888	573,830
Telecom Italia SpA	731,770	516,849
Telecom Italia SpA	471,774	290,277
Terna SpA	100,908	417,797
UniCredit SpA*	318,672	1,360,272
Unione di Banche Italiane ScpA	66,927	246,562

		16,156,418

Japan 23.1%
ABC-Mart, Inc.	823	31,343
ADVANTEST Corp.	3,556	49,864
AEON Co. Ltd.	12,105	156,368
AEON Credit Service Co. Ltd.(c)	1,994	56,387
AEON Mall Co. Ltd.	1,844	56,103
Air Water, Inc.	5,830	81,007
Aisin Seiki Co. Ltd.	4,617	168,965
Ajinomoto Co., Inc.	13,926	204,300
Alfresa Holdings Corp.	1,029	55,858
All Nippon Airways Co. Ltd.(c)	21,235	43,763
Amada Co. Ltd.	10,807	71,293
Aozora Bank Ltd.	14,660	41,269
Asahi Breweries Ltd.	7,821	186,853
Asahi Glass Co. Ltd.	24,262	167,786
Asahi Kasei Corp.	26,287	176,764
ASICS Corp.	3,621	59,545
Astellas Pharma, Inc.	9,029	485,332
Bank of Kyoto Ltd. (The)	9,469	92,442
Bank of Yokohama Ltd. (The)	25,660	148,287
Benesse Holdings, Inc.	1,686	71,642
Bridgestone Corp.	13,194	441,505
Brother Industries Ltd.	5,798	59,560
Canon, Inc.	22,805	835,792
Casio Computer Co. Ltd.	5,695	44,345

See Notes to Financial Statements.

35

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Japan—continued
Central Japan Railway Co.	3,100	326,680
Chiba Bank Ltd. (The)	15,999	114,892
Chiyoda Corp.	6,179	68,922
Chubu Electric Power Co., Inc.	13,050	158,593
Chugai Pharmaceutical Co. Ltd.	5,363	119,184
Chugoku Bank Ltd. (The)	6,135	98,932
Chugoku Electric Power Co., Inc. (The)	7,289	95,008
Chuo Mitsui Trust Holdings, Inc.	62,910	297,391
Citizen Holdings Co. Ltd.	6,286	31,986
Coca-Cola West Co. Ltd.	1,485	25,840
Cosmo Oil Co. Ltd.*	15,080	31,719
Credit Saison Co. Ltd.	3,625	90,264
Dai Nippon Printing Co. Ltd.	15,230	144,801
Dai-ichi Life Insurance Co. Ltd. (The)	172	229,126
Daicel Corp.	8,771	68,297
Daido Steel Co. Ltd.	7,950	42,142
Daihatsu Motor Co. Ltd.	3,899	80,685
Daiichi Sankyo Co. Ltd.	13,474	259,074
Daikin Industries Ltd.	5,385	210,801
Dainippon Sumitomo Pharma Co. Ltd.	3,683	65,025
Daito Trust Construction Co. Ltd.	1,563	133,827
Daiwa House Industry Co. Ltd.	11,232	218,949
Daiwa Securities Group, Inc.	34,323	241,375
DeNa Co. Ltd.	2,463	66,981
Denki Kagaku Kogyo Kabushiki Kaisha	12,384	44,466
DENSO Corp.	9,893	417,748
Dentsu, Inc.	4,319	128,375
East Japan Railway Co.	6,772	556,090
Eisai Co. Ltd.	5,077	226,789
Electric Power Development Co. Ltd.	2,820	71,687
Elpida Memory, Inc.*(a)(b)	7,744	82
FamilyMart Co. Ltd.	1,562	71,268
FANUC Ltd.	3,924	599,844
Fast Retailing Co. Ltd.	1,154	366,912
Fuji Electric Holdings Co. Ltd.	15,146	44,247
Fuji Heavy Industries Ltd.	15,518	244,635
FUJIFILM Holdings Corp.	9,393	184,996
Fujitsu Ltd.	37,204	154,531
Fukuoka Financial Group, Inc.	20,254	101,125
Furukawa Electric Co. Ltd.	15,334	33,719
Gree, Inc.(c)	2,198	27,599
GS Yuasa Corp.	10,321	42,979
Gunma Bank Ltd. (The)	10,490	62,404
Hachijuni Bank Ltd. (The)	11,268	67,152
Hakuhodo DY Holdings, Inc.	558	42,798
Hamamatsu Photonics K.K.	1,620	63,933
Hankyu Hanshin Holdings, Inc.	22,000	132,512

	Shares	Value($)
Japan—continued
Hino Motors Ltd.	7,909	85,362
Hirose Electric Co. Ltd.	995	130,750
Hiroshima Bank Ltd. (The)	713	3,439
Hisamitsu Pharmaceutical Co., Inc.	1,580	85,265
Hitachi Chemical Co. Ltd.	2,586	39,394
Hitachi Construction Machinery Co. Ltd.	2,593	55,367
Hitachi High-Technologies Corp.	1,538	32,056
Hitachi Ltd.	91,314	529,638
Hitachi Metals Ltd.	6,549	62,405
Hokkaido Electric Power Co., Inc.*	4,612	47,034
Hokuriku Electric Power Co.	4,346	53,508
Honda Motor Co. Ltd.	33,211	1,270,087
Hoya Corp.	8,760	164,340
Ibiden Co. Ltd.	2,934	45,692
Idemitsu Kosan Co. Ltd.	824	71,515
IHI Corp.	32,016	96,931
Inpex Corp.	46	246,285
Isetan Mitsukoshi Holdings Ltd.	8,983	129,303
Isuzu Motors Ltd.	24,565	147,961
ITOCHU Corp.	29,219	356,643
Itochu Techno-Solutions Corp.	855	42,235
Iyo Bank Ltd. (The)	8,423	77,935
J. Front Retailing Co. Ltd.	12,755	99,184
Japan Petroleum Exploration Co.	822	32,265
Japan Prime Realty Investment Corp. REIT	16	61,784
Japan Real Estate Investment Corp. REIT	12	165,847
Japan Retail Fund Investment Corp. REIT	39	96,532
Japan Steel Works Ltd. (The)(c)	9,640	50,793
Japan Tobacco, Inc.	17,800	568,216
JFE Holdings, Inc.	9,344	179,167
JGC Corp.	5,708	145,891
Joyo Bank Ltd. (The)	15,592	86,627
JS Group Corp.	5,412	107,625
JSR Corp.	4,357	88,866
JTEKT Corp.	5,346	50,260
Jupiter Telecommunications Co. Ltd.	43	56,322
JX Holdings, Inc.	45,607	255,324
Kajima Corp.	21,502	58,246
Kamigumi Co. Ltd.	7,563	69,335
Kaneka Corp.	8,076	46,499
Kansai Electric Power Co., Inc. (The)*	14,917	141,191
Kansai Paint Co. Ltd.	7,377	81,658
Kao Corp.	10,039	324,200
Kawasaki Heavy Industries Ltd.	35,674	112,174
Kawasaki Kisen Kaisha Ltd.*	17,829	37,880

See Notes to Financial Statements.

36

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Japan—continued
KDDI Corp.	10,600	441,972
Keikyu Corp.	11,975	124,794
Keio Corp.	15,210	130,392
Keisei Electric Railway Co. Ltd.	7,824	82,450
Keyence Corp.	986	301,660
Kikkoman Corp.	6,267	109,182
Kinden Corp.	6,098	39,904
Kintetsu Corp.(c)	33,601	156,342
Kirin Holdings Co. Ltd.	17,518	281,189
Kobe Steel Ltd.*	60,382	70,558
Koito Manufacturing Co. Ltd.	4,484	76,928
Komatsu Ltd.	18,441	437,444
Konami Corp.	2,216	44,139
Konica Minolta Holdings, Inc.	11,881	86,455
Kubota Corp.	22,348	322,394
Kuraray Co. Ltd.	8,202	115,099
Kurita Water Industries Ltd.	2,831	62,644
Kyocera Corp.	3,169	289,177
Kyowa Hakko Kirin Co. Ltd.	8,038	90,853
Kyushu Electric Power Co., Inc.*	9,961	101,372
Lawson, Inc.	1,510	115,814
Mabuchi Motor Co. Ltd.	773	41,551
Makita Corp.	2,800	124,035
Marubeni Corp.	34,541	262,722
Marui Group Co. Ltd.	5,394	55,754
Maruichi Steel Tube Ltd.	1,262	29,346
Mazda Motor Corp.*	36,162	105,641
McDonald’s Holdings Co. (Japan) Ltd.	1,625	43,743
Medipal Holdings Corp.	3,520	49,247
Meiji Holdings Co. Ltd.	1,708	78,111
Miraca Holdings, Inc.	1,493	71,529
Mitsubishi Chemical Holdings Corp.	27,151	128,638
Mitsubishi Corp.	28,063	524,681
Mitsubishi Electric Corp.	39,627	320,350
Mitsubishi Estate Co. Ltd.	25,440	716,433
Mitsubishi Gas Chemical Co., Inc.	10,246	67,483
Mitsubishi Heavy Industries Ltd.	61,624	354,812
Mitsubishi Logistics Corp.	5,298	97,704
Mitsubishi Materials Corp.	28,417	79,997
Mitsubishi Motors Corp.*	93,041	96,861
Mitsubishi Tanabe Pharma Corp.	5,366	82,085
Mitsubishi UFJ Financial Group, Inc.	260,424	1,560,303
Mitsubishi UFJ Lease & Finance Co. Ltd.	13,940	72,710
Mitsui & Co. Ltd.	35,069	491,007
Mitsui Chemicals, Inc.	20,183	43,739
Mitsui Fudosan Co. Ltd.	16,236	460,855
Mitsui O.S.K. Lines Ltd.*	27,908	91,609
Mizuho Financial Group, Inc.	451,713	964,512

	Shares	Value($)
Japan—continued
MS&AD Insurance Group Holdings, Inc.	10,355	229,133
Murata Manufacturing Co. Ltd.	4,186	314,834
Nabtesco Corp.	2,254	46,021
Namco Bandai Holdings, Inc.	4,703	82,934
NEC Corp.	64,648	171,690
NGK Insulators Ltd.	7,762	82,374
NGK Spark Plug Co. Ltd.	6,568	100,263
NHK Spring Co. Ltd.	3,613	37,575
Nidec Corp.(c)	2,239	133,672
Nikon Corp.	6,932	162,374
Nintendo Co. Ltd.	2,251	242,712
Nippon Building Fund, Inc. REIT	15	209,699
Nippon Electric Glass Co. Ltd.	10,541	52,293
Nippon Express Co. Ltd.	22,069	105,498
Nippon Meat Packers, Inc.	7,001	112,822
Nippon Paper Group, Inc.*(c)	2,420	37,688
Nippon Sheet Glass Co. Ltd.*	22,197	24,523
Nippon Steel Corp.	164,450	415,776
Nippon Telegraph & Telephone Corp.	8,684	378,227
Nippon Yusen Kabushiki Kaisha	35,966	92,078
Nishi-Nippon City Bank Ltd. (The)	16,627	51,222
Nissan Motor Co. Ltd.	48,218	464,585
Nisshin Seifun Group, Inc.	5,238	68,998
Nisshin Steel Holdings Co. Ltd.*	1,700	13,382
Nissin Foods Holdings Co. Ltd.	1,507	69,078
Nitori Holdings Co. Ltd.	912	70,240
Nitto Denko Corp.	3,446	206,097
NKSJ Holdings, Inc.	7,600	158,967
NOK Corp.	2,540	36,507
Nomura Holdings, Inc.	74,284	457,691
Nomura Real Estate Holdings, Inc.	2,259	50,395
Nomura Real Estate Office Fund, Inc. REIT	8	58,809
Nomura Research Institute Ltd.	2,408	62,109
NSK Ltd.	11,323	85,763
NTN Corp.	11,962	31,895
NTT Data Corp.	31	101,923
NTT DoCoMo, Inc.	303	449,342
NTT Urban Development Corp.	28	33,552
Obayashi Corp.	15,583	74,327
Odakyu Electric Railway Co. Ltd.	13,207	164,149
OJI Paper Co. Ltd.	21,651	80,960
Olympus Corp.*	5,084	120,113
Omron Corp.	4,800	120,848
Ono Pharmaceutical Co. Ltd.	1,655	102,146
Oracle Corp. Japan	1,085	48,813
Oriental Land Co. Ltd.	1,038	169,811
ORIX Corp.	21,200	269,349

See Notes to Financial Statements.

37

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Japan—continued
Osaka Gas Co. Ltd.	38,408	167,692
Otsuka Corp.	642	69,768
Otsuka Holdings Co. Ltd.	6,095	211,400
Panasonic Corp.	43,644	326,397
Rakuten, Inc.	14,700	150,068
Resona Holdings, Inc.	36,139	190,033
Ricoh Co. Ltd.	14,418	155,920
Rinnai Corp.	1,000	71,068
Rohm Co. Ltd.	2,387	82,538
Sankyo Co. Ltd.	1,448	67,681
Sanrio Co. Ltd.(c)	1,200	53,094
Santen Pharmaceutical Co. Ltd.	1,865	86,281
SBI Holdings, Inc.	4,840	42,675
Secom Co. Ltd.	4,366	224,712
Sega Sammy Holdings, Inc.	4,030	80,698
Seiko Epson Corp.(c)	3,156	30,509
Sekisui Chemical Co. Ltd.	11,187	123,118
Sekisui House Ltd.	11,975	162,194
Seven & I Holdings Co. Ltd.	14,858	491,663
Seven Bank Ltd.	12,700	40,744
Sharp Corp.*(c)	23,876	67,974
Shikoku Electric Power Co., Inc.*	4,545	64,601
Shimadzu Corp.	7,922	56,132
Shimamura Co. Ltd.	730	85,148
Shimano, Inc.	1,562	127,436
Shimizu Corp.	14,779	48,355
Shin-Etsu Chemical Co. Ltd.	8,164	538,572
Shinsei Bank Ltd.	34,015	77,689
Shionogi & Co. Ltd.	7,253	146,470
Shiseido Co. Ltd.	8,603	120,361
Shizuoka Bank Ltd. (The)	12,227	137,551
Showa Denko Kabushiki Kaisha	35,496	53,168
Showa Shell Sekiyu Kabushiki Kaisha	4,569	32,277
SMC Corp.	1,215	234,649
Softbank Corp.	17,845	818,934
Sojitz Corp.	30,890	48,237
Sony Corp.(c)	20,293	350,307
Sony Financial Holdings, Inc.	4,301	63,966
Square Enix Holdings Co. Ltd.	1,579	16,891
Stanley Electric Co. Ltd.	3,490	60,172
Sumco Corp.	2,801	31,540
Sumitomo Chemical Co. Ltd.	37,076	115,795
Sumitomo Corp.	21,868	274,816
Sumitomo Electric Industries Ltd.	15,185	185,346
Sumitomo Heavy Industries Ltd.	14,687	57,884
Sumitomo Metal Mining Co. Ltd.	11,703	165,099
Sumitomo Mitsui Financial Group, Inc.	26,516	1,081,653
Sumitomo Realty & Development Co. Ltd.	8,736	338,267

	Shares	Value($)
Japan—continued
Sumitomo Rubber Industries Ltd.	4,168	69,515
Suruga Bank Ltd.	6,451	103,274
Suzuken Co. Ltd.	1,764	63,806
Suzuki Motor Corp.	8,199	182,819
Sysmex Corp.	1,732	105,243
T&D Holdings, Inc.	11,700	139,080
Taisei Corp.	25,704	71,267
Taisho Pharmaceutical Holdings Co. Ltd.	1,000	70,643
Taiyo Nippon Sanso Corp.	8,064	55,853
Takashimaya Co. Ltd.	8,513	84,104
Takeda Pharmaceutical Co. Ltd.	15,878	866,977
TDK Corp.	2,568	89,615
Teijin Ltd.	22,202	51,180
Terumo Corp.	3,155	134,901
THK Co. Ltd.	2,848	56,152
Tobu Railway Co. Ltd.	23,830	136,446
Toho Co. Ltd.	2,841	59,274
Toho Gas Co. Ltd.	10,843	68,881
Tohoku Electric Power Co., Inc.*	11,313	89,893
Tokio Marine Holdings, Inc.	14,315	411,194
Tokyo Electric Power Co., Inc. (The)*	36,259	89,362
Tokyo Electron Ltd.	3,585	151,954
Tokyo Gas Co. Ltd.	50,126	270,505
Tokyu Corp.	27,940	206,281
Tokyu Land Corp.	10,984	102,915
TonenGeneral Sekiyu Kabushiki Kaisha	8,223	81,326
Toppan Printing Co. Ltd.	15,351	110,238
Toray Industries, Inc.	31,003	209,464
Toshiba Corp.	76,922	388,961
Tosoh Corp.	12,787	36,404
TOTO Ltd.	8,861	79,258
Toyo Seikan Kaisha Ltd.	3,673	50,490
Toyo Suisan Kaisha Ltd.	2,080	64,078
Toyoda Gosei Co. Ltd.	1,528	36,538
Toyota Boshoku Corp.	1,577	22,180
Toyota Industries Corp.	3,406	124,647
Toyota Motor Corp.	55,426	2,840,925
Toyota Tsusho Corp.	5,075	129,281
Trend Micro, Inc.	2,519	70,404
Tsumura & Co.	1,480	54,005
Ube Industries Ltd.	24,321	47,797
Uni-Charm Corp.	2,452	139,876
Ushio, Inc.	2,550	25,978
USS Co. Ltd.	534	61,265
West Japan Railway Co.	3,500	168,056
Yahoo Japan Corp.	352	161,725
Yakult Honsha Co. Ltd.	2,410	97,030
Yamada Denki Co. Ltd.	1,949	89,028
Yamaguchi Financial Group, Inc.	7,991	79,541

See Notes to Financial Statements.

38

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Japan—continued
Yamaha Corp.	3,711	35,953
Yamaha Motor Co. Ltd.	6,618	89,004
Yamato Holdings Co. Ltd.	7,593	137,285
Yamato Kogyo Co. Ltd.	1,065	29,042
Yamazaki Baking Co. Ltd.	5,602	73,793
Yaskawa Electric Corp.	8,063	80,600
Yokogawa Electric Corp.	4,982	49,749

		52,153,864

Jersey 0.1%
Petrofac Ltd.	2,256	49,122
Randgold Resources Ltd.	794	68,526
Shire PLC	4,954	150,848

		268,496

Luxembourg 0.6%
ArcelorMittal	18,226	234,798
Millicom International Cellular SA	902	72,046
SES	6,374	199,769
Tenaris SA	37,133	754,444

		1,261,057

Mauritius 0.0%(d)
Essar Energy PLC*	2,825	5,923
Golden Agri-Resources Ltd.	74,525	34,849

		40,772

Netherlands 3.3%
Aegon NV	44,830	269,570
Akzo Nobel NV	6,016	381,879
ASML Holding NV	8,652	581,922
Corio NV REIT	1,566	73,059
DE Master Blenders 1753 NV*	15,995	247,064
Delta Lloyd NV	2,609	44,747
Fugro NV	1,742	96,420
Gemalto	1,902	165,911
Heineken Holding NV	3,025	193,841
Heineken NV	6,081	458,342
ING Groep NV*	99,666	707,390
Koninklijke Ahold NV	23,815	364,954
Koninklijke Boskalis Westminster NV	1,837	72,974
Koninklijke DSM NV	4,005	233,126
Koninklijke KPN NV(c)	26,160	87,991
Koninklijke Philips Electronics NV	25,956	768,078
Koninklijke Vopak NV	1,835	110,624
QIAGEN NV*	7,542	157,197
Randstad Holding NV	3,067	125,570
Reed Elsevier NV	17,805	305,034
TNT Express NV	9,485	69,522
Unilever NV	42,526	1,741,931
Wolters Kluwer NV	7,813	170,607

		7,427,753

	Shares	Value($)
New Zealand 0.6%
Auckland International Airport Ltd.	91,521	225,515
Contact Energy Ltd.	34,954	166,702
Fletcher Building Ltd.	64,278	460,907
Sky City Entertainment Group Ltd.	57,345	211,594
Telecom Corp. of New Zealand Ltd.	183,187	358,658

		1,423,376

Norway 1.6%
Aker Solutions ASA	6,347	118,013
DnB NOR ASA	37,696	552,782
Gjensidige Forsikring ASA	7,704	127,087
Kvaerner ASA	6,347	13,149
Norsk Hydro ASA(c)	35,833	154,847
Orkla ASA	29,588	236,572
Renewable Energy Corp. ASA*(c)	19,629	3,858
Seadrill Ltd.	13,596	492,792
StatoilHydro ASA	42,528	1,028,113
Telenor ASA	27,340	597,752
Yara International ASA	7,142	323,550

		3,648,515

Portugal 0.9%
Banco Espirito Santo SA*	207,949	212,981
EDP—Energias de Portugal SA	207,370	638,494
Galp Energia SGPS SA	24,950	390,822
Jeronimo Martins SGPS SA	21,820	425,004
Portugal Telecom SGPS SA	67,462	334,144

		2,001,445

Singapore 1.0%
Ascendas REIT	20,653	43,293
CapitaLand Ltd.	28,395	80,811
CapitaMall Trust REIT	21,901	36,903
CapitaMalls Asia Ltd.	15,618	25,813
City Developments Ltd.	7,673	70,089
ComfortDelGro Corp. Ltd.	21,404	32,960
Cosco Corp. (Singapore) Ltd.	12,348	9,059
DBS Group Holdings Ltd.	20,475	264,119
Fraser and Neave Ltd.(a)	10,484	79,791
Genting Singapore PLC	66,031	79,588
Global Logistic Properties Ltd.	21,512	45,440
Jardine Cycle & Carriage Ltd.	2,240	92,338
Keppel Corp. Ltd.	15,216	137,396
Keppel Land Ltd.	9,331	29,640
Neptune Orient Lines Ltd.*	10,505	10,036
Olam International Ltd.(c)	15,369	21,312
Oversea-Chinese Banking Corp. Ltd.	27,697	237,815
SembCorp Industries Ltd.	11,678	48,864
SembCorp Marine Ltd.	10,764	38,445
Singapore Airlines Ltd.	8,241	72,221

See Notes to Financial Statements.

39

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Singapore—continued
Singapore Exchange Ltd.	10,207	63,364
Singapore Press Holdings Ltd.	16,433	59,354
Singapore Technologies Engineering Ltd.	17,124	59,503
Singapore Telecommunications Ltd.	87,345	252,807
StarHub Ltd.	7,593	26,629
United Overseas Bank Ltd.	14,857	244,113
UOL Group Ltd.	7,866	44,266
Wilmar International Ltd.	21,895	60,900
Yangzijiang Shipbuilding Holdings Ltd.	21,380	16,720

		2,283,589

Spain 5.5%
Abertis Infraestructuras SA	12,609	211,895
Acciona SA	858	46,776
Acerinox SA(c)	3,405	34,918
Actividades de Construccion y Servicios SA	4,784	111,640
Amadeus IT Holding SA, Cl A	13,941	376,616
Banco Bilbao Vizcaya Argentaria SA	223,783	1,940,010
Banco de Sabadell SA*(c)	119,961	220,202
Banco Popular Espanol SA	235,395	174,406
Banco Santander SA	410,054	2,755,342
Bankia SA*(c)	34,489	7,295
Criteria Caixacorp SA	28,878	97,726
Distribuidora Internacional de Alimentacion SA	27,234	188,374
Enagas	6,067	141,269
Ferrovial SA	17,638	279,903
Fomento de Construcciones y Contratas SA(c)	1,745	16,642
Gas Natural SDG SA	14,435	255,533
Grifols SA*	6,624	245,601
Iberdrola SA	170,656	794,739
Inditex SA	9,557	1,266,717
Mapfre SA	25,493	78,787
Red Electrica Corporacion SA	3,658	184,044
Repsol YPF SA	33,804	686,807
Telefonica SA	169,233	2,275,611
Zardoya Otis SA	4,797	64,134

		12,454,987

Sweden 2.0%
Alfa Laval AB	3,975	91,559
Assa Abloy AB, Cl B	3,658	149,373
Atlas Copco AB, Cl A	7,862	223,196
Atlas Copco AB, Cl B	4,565	115,306
Boliden AB	3,285	52,880
Electrolux AB, Cl B	2,891	73,555
Elekta AB, B SHS	6,277	95,313

	Shares	Value($)
Sweden—continued
Getinge AB	2,345	71,611
Hennes & Mauritz AB, Cl B	12,177	435,390
Hexagon AB, Cl B	2,994	81,552
Holmen AB	620	18,439
Husqvarna AB, Cl B	5,277	31,144
Industrivarden AB, Cl C	1,385	25,207
Investor AB, Cl B	5,360	154,798
Kinnevik Investment AB, Cl B	2,444	59,220
Lundin Petroleum AB*	2,784	60,238
Modern Times Group AB, Cl B	572	22,760
Nordea Bank AB	31,311	354,597
Ratos AB, B Shares	2,273	24,015
Sandvik AB	11,929	183,423
Scania AB	3,758	78,602
Securitas AB, Cl B	3,709	34,918
Skandinaviska Enskilda Banken AB, Cl A(c)	16,741	168,141
Skanska AB, Cl B	4,735	85,595
SKF AB, Cl B	4,595	112,045
SSAB AB, A Shares	1,868	14,235
Svenska Cellulosa AB, Cl B	6,858	176,803
Svenska Handelsbanken AB, Cl A	5,839	249,543
Swedbank AB, Cl A(c)	9,589	218,074
Swedish Match AB	2,634	81,770
Tele2 AB, Cl B	3,753	65,309
Telefonaktiebolaget LM Ericsson, Cl B	35,153	438,027
TeliaSonera AB(c)	25,724	183,677
Volvo AB, Cl B	16,191	235,416

		4,465,731

Switzerland 2.7%
ABB Ltd.*	11,238	253,456
Actelion Ltd.*	573	31,116
Adecco SA*	683	37,413
Aryzta AG*	444	26,215
Baloise Holding AG	247	23,131
Compagnie Financiere Richemont SA, Cl A	2,712	212,835
Credit Suisse Group AG*	5,900	154,818
GAM Holding AG*	1,109	18,750
Geberit AG*	202	49,729
Givaudan SA*	45	55,272
Glencore International PLC(c)	28,844	156,068
Holcim Ltd.*	1,274	101,525
Julius Baer Group Ltd.*	1,080	41,992
Kuehne + Nagel International AG	281	30,637
Lindt & Spruengli AG PC*	7	26,937
Lindt & Spruengli AG RS*	1	45,128
Lonza Group AG*	262	17,001
Nestle SA	18,127	1,310,880
Novartis AG	12,200	866,839
Pargesa Holding SA	139	9,437

See Notes to Financial Statements.

40

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
Switzerland—continued
Roche Holding AG	3,681	856,948
Schindler Holding AG PC	250	36,632
Schindler Holding AG RS	110	15,689
SGS SA	29	71,118
Sika AG	12	29,150
Sonova Holding AG*	257	30,836
STMicroelectronics NV	13,638	104,891
Straumann Holding AG	41	5,524
Sulzer AG	125	21,358
Swatch Group AG (The) BS	162	94,200
Swatch Group AG (The) RS	227	23,040
Swiss Life Holding AG*	158	23,418
Swiss Re Ltd.	1,826	148,496
Swisscom AG	124	57,369
Syngenta AG	485	202,317
Transocean Ltd.	1,630	84,531
UBS AG*	18,850	288,915
Wolseley PLC	2,314	115,079
Xstrata PLC	16,036	260,228
Zurich Insurance Group AG*	755	210,124

		6,149,042

United Kingdom 8.4%
3i Group PLC	8,602	41,302
Admiral Group PLC	1,763	35,681
Aggreko PLC	2,312	62,601
AMEC PLC	2,866	45,986
Anglo American PLC	10,162	261,256
Antofagasta PLC	3,383	50,581
ARM Holdings PLC	11,810	165,271
Associated British Foods PLC	3,125	90,265
AstraZeneca PLC	9,545	478,531
Aviva PLC	24,397	109,801
Babcock International Group PLC	3,132	51,777
BAE Systems PLC	24,300	145,586
Balfour Beatty PLC	5,881	20,981
Barclays PLC	88,881	393,199
BG Group PLC	25,538	438,094
BHP Billiton PLC	16,316	474,754
BP PLC	146,402	1,023,050
British American Tobacco PLC	15,115	810,028
British Land Co. PLC (The) REIT	7,383	60,970
British Sky Broadcasting Group PLC	9,983	133,939
BT Group PLC	59,636	251,907
Bunzl PLC	2,876	56,591
Burberry Group PLC	3,744	75,604
Capita Group PLC	5,441	74,323
Capital Shopping Centres Group PLC REIT	4,860	24,686
Carnival PLC	1,604	56,153
Centrica PLC	39,792	222,319

	Shares	Value($)
United Kingdom—continued
Cobham PLC	10,066	37,166
Compass Group PLC	16,233	207,311
Diageo PLC	19,360	610,393
Eurasian Natural Resources Corp.	2,269	8,485
Fresnillo PLC	1,550	31,936
G4S PLC	12,427	55,023
GlaxoSmithKline PLC	38,324	895,890
Hammerson PLC REIT	6,155	46,004
Home Retail Group PLC	8,292	19,554
HSBC Holdings PLC	139,161	1,485,423
ICAP PLC	4,914	21,683
Imperial Tobacco Group PLC	7,714	269,467
Inmarsat PLC	4,085	43,604
InterContinental Hotels Group PLC	2,353	71,756
International Consolidated Airlines Group SA*	31,899	122,669
Intertek Group PLC	1,399	72,125
Invensys PLC	7,095	37,818
Investec PLC	4,225	29,466
ITV PLC	32,686	64,266
J Sainsbury PLC	10,783	62,014
Johnson Matthey PLC	1,774	61,997
Kazakhmys PLC	1,862	11,102
Kingfisher PLC	20,780	90,870
Land Securities Group PLC REIT	6,671	84,029
Legal & General Group PLC	50,978	133,771
Lloyds Banking Group PLC*	365,406	270,335
London Stock Exchange Group PLC	1,312	26,035
Lonmin PLC*	1,415	6,254
Man Group PLC	16,623	22,517
Marks & Spencer Group PLC	14,078	83,424
National Grid PLC	27,335	317,736
Next PLC	1,586	105,214
Old Mutual PLC	41,329	127,290
Pearson PLC	6,998	125,896
Prudential PLC	19,624	317,558
Reckitt Benckiser Group PLC	5,370	384,963
Reed Elsevier PLC	10,653	126,418
Rexam PLC	6,885	55,184
Rio Tinto PLC	10,146	475,594
Rolls-Royce Holdings PLC*	14,465	248,361
Royal Bank of Scotland Group PLC*	15,545	65,073
Royal Dutch Shell PLC, Cl A	28,229	913,182
Royal Dutch Shell PLC, Cl B	20,184	670,108
RSA Insurance Group PLC	30,625	54,165
SABMiller PLC	7,382	388,542
Sage Group PLC (The)	11,440	59,570
Schroders PLC	1,003	32,126
Scottish & Southern Energy PLC	8,036	181,201

See Notes to Financial Statements.

41

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — continued

	Shares	Value($)
United Kingdom—continued
Segro PLC	6,468	24,992
Serco Group PLC	4,362	41,557
Severn Trent PLC	2,065	53,717
Smith & Nephew PLC	7,805	90,131
Smiths Group PLC	3,494	66,734
Standard Chartered PLC	18,508	479,058
Standard Life PLC	19,927	110,606
Subsea 7 SA	10,808	252,586
Tate & Lyle PLC	4,378	56,543
Tesco PLC	61,992	359,396
TUI Travel PLC	4,513	22,327
Tullow Oil PLC	7,672	143,500
Unilever PLC	8,590	363,370
United Utilities Group PLC	5,916	63,688
Vedanta Resources PLC	1,041	15,897
Vodafone Group PLC	382,347	1,084,066
Weir Group PLC (The)	1,768	60,793
Whitbread PLC	1,538	60,012
WM Morrison Supermarkets PLC	19,785	83,032
WPP PLC	10,941	174,389

		18,892,198

Total Common Stocks (Cost $122,437,475)		215,443,235

Preferred Stocks 0.9%
Germany 0.9%
Bayerische Motoren Werke AG, 4.47%	1,671	106,745
Henkel AG & Co. KGaA, 1.12%	5,693	547,975
Porsche AG, 1.30%	4,866	355,661
ProSiebenSat.1 Media AG, 4.19%	2,447	87,357
RWE AG, 7.52%	1,258	45,120
Volkswagen AG, 2.02%	4,554	904,820

Total Preferred Stocks (Cost $589,500)		2,047,678

Rights 0.0%(d)
Austria 0.0%(a)(b)(d)(e)
IMMOEAST AG*	175,419	—

Total Rights (Cost $—)		—

Exchange Traded Funds 3.1%
iShares MSCI Australia Index Fund	9,726	262,991
iShares MSCI Austria Investable Market Index Fund	5,912	101,686
iShares MSCI Belgium Investable Market Index Fund	4,475	63,456
iShares MSCI EAFE Index Fund	38,163	2,250,854
iShares MSCI EMU Index Fund(c)	57,070	1,863,336

	Shares	Value($)
Exchange Traded Funds—continued
iShares MSCI Germany Index Fund(c)	12,186	298,191
iShares MSCI Italy Index Fund(c)	33,503	395,335
iShares MSCI Japan Index Fund(c)	112,587	1,215,940
iShares MSCI Netherlands Investable Market Index Fund	1,464	30,144
iShares MSCI Singapore Index Fund	2,026	28,283
iShares MSCI Spain Index Fund(c)	7,190	203,477
iShares MSCI Sweden Index Fund	3,081	100,163
iShares MSCI United Kingdom Index Fund(c)	9,304	169,984

Total Exchange Traded Funds (Cost $7,064,584)		6,983,840

Trust 0.0%(d)
Singapore 0.0%(d)
Hutchison Port Holdings Trust	59,590	50,651

Total Trust (Cost $49,050)		50,651

Short-Term Investment 4.4%
RidgeWorth Funds Securities Lending Joint Account(f)	9,873,673	9,873,673

Total Short-Term Investment (Cost $9,873,673)		9,873,673

Money Market Fund 0.0%(d)
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(g)	13,093	13,093

Total Money Market Fund (Cost $13,093)		13,093

Total Investments (Cost $140,027,375) — 104.0%		234,412,170
Liabilities in excess of other assets — (4.0)%		(8,952,217)

Net Assets — 100.0%		$225,459,953

*	Non-income producing security.

(a)	Valued at fair value using procedures approved by the Board of Trustees (See Note 2(a)).

(b)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(c)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $9,463,727.

See Notes to Financial Statements.

42

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund — concluded

(d)	Less than 0.05% of Net Assets.

(e)	Escrowed rights that are not tradable.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(g)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

BS	—	Bearer Shares
MSCI	—	Morgan Stanley Capital International
PC	—	Participation Certificate
PPS	—	Partially Protected Shares
REIT	—	Real Estate Investment Trust
RSP	—	Retirement Savings Plan
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Large Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 100.0%
Consumer Discretionary 19.6%
Amazon.com, Inc.*	20,720	5,521,673
BorgWarner, Inc.*	39,523	3,056,709
Chipotle Mexican Grill, Inc.*	5,621	1,831,715
DR Horton, Inc.	120,983	2,939,887
Home Depot, Inc. (The)	17,735	1,237,548
Las Vegas Sands Corp.	72,554	4,088,418
Macy’s, Inc.	92,373	3,864,886
Michael Kors Holdings Ltd.*	47,624	2,704,567
Priceline.com, Inc.*	7,194	4,948,969
Scripps Networks Interactive, Cl A	43,336	2,788,238
Starbucks Corp.	88,221	5,025,068
Under Armour, Inc., Cl A*	50,891	2,605,619
VF Corp.	18,064	3,030,236
Viacom, Inc., Cl B	45,717	2,814,796
Yum! Brands, Inc.	52,883	3,804,403

		50,262,732

Consumer Staples 8.3%
Colgate-Palmolive Co.	39,954	4,715,770
Costco Wholesale Corp.	43,970	4,665,657
Estee Lauder Cos., Inc. (The), Cl A	61,379	3,930,097
Philip Morris International, Inc.	85,015	7,881,741

		21,193,265

Energy 7.2%
Cameron International Corp.*	61,123	3,985,220
EOG Resources, Inc.	34,393	4,404,712
National Oilwell Varco, Inc.	25,312	1,790,824
Phillips 66	30,684	2,146,959
Schlumberger Ltd.	82,011	6,141,804

		18,469,519

Financials 3.8%
Discover Financial Services	58,777	2,635,561
Morgan Stanley	131,892	2,898,986
T. Rowe Price Group, Inc.	54,829	4,105,047

		9,639,594

Health Care 14.8%
Alexion Pharmaceuticals, Inc.*	61,140	5,633,440
Allergan, Inc.	43,757	4,884,594
Biogen Idec, Inc.*	29,608	5,711,679
Cerner Corp.*	32,802	3,107,989
Express Scripts Holding Co.*	83,587	4,818,791
Gilead Sciences, Inc.*	98,988	4,843,483
Intuitive Surgical, Inc.*	7,644	3,754,656
Mylan, Inc.*	182,185	5,272,434

		38,027,066

Industrials 13.4%
BE Aerospace, Inc.*	42,544	2,564,978
Cummins, Inc.	31,391	3,635,392
Fluor Corp.	50,235	3,332,087

	Shares	Value($)
Industrials—continued
Fortune Brands Home & Security, Inc.*	57,658	2,158,139
Honeywell International, Inc.	80,955	6,099,959
J.B. Hunt Transport Services, Inc.	43,653	3,251,275
Precision Castparts Corp.	18,624	3,531,483
Textron, Inc.	51,032	1,521,264
Union Pacific Corp.	27,390	3,900,610
United Parcel Service, Inc., Cl B	49,100	4,217,690

		34,212,877

Information Technology 31.2%
Analog Devices, Inc.	74,492	3,463,133
Apple, Inc.	37,450	16,576,494
ARM Holdings PLC SP ADR	71,233	3,018,142
ASML Holding NV NYS(a)	18,371	1,249,412
Broadcom Corp., Cl A	82,707	2,867,452
Cognizant Technology Solutions Corp., Cl A*	38,058	2,915,623
EMC Corp.*	192,578	4,600,688
F5 Networks, Inc.*	30,754	2,739,566
Google, Inc., Cl A*	12,650	10,044,480
International Business Machines Corp.	8,413	1,794,493
NetApp, Inc.*	86,364	2,950,194
Oracle Corp.	227,878	7,369,575
QUALCOMM, Inc.	103,883	6,954,967
Red Hat, Inc.*	34,947	1,766,920
Salesforce.com, Inc.*	16,534	2,956,775
Visa, Inc., Cl A	34,469	5,854,215
Xilinx, Inc.	74,759	2,853,551

		79,975,680

Materials 1.7%
Monsanto Co.	41,647	4,399,173

Total Common Stocks (Cost $186,458,184)		256,179,906

Short-Term Investment 0.5%
RidgeWorth Funds Securities Lending Joint Account(b)	1,226,275	1,226,275

Total Short-Term Investment (Cost $1,226,275)		1,226,275

Money Market Fund 0.1%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	271,009	271,009

Total Money Market Fund (Cost $271,009)		271,009

Total Investments (Cost $187,955,468) — 100.6%		257,677,190
Liabilities in excess of other assets — (0.6)%		(1,655,052)

Net Assets — 100.0%		$256,022,138

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Large Cap Growth Stock Fund — concluded

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $1,199,306.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

NYS	—	New York Registered Shares
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Large Cap Value Equity Fund

	Shares	Value($)
Common Stocks 98.1%
Consumer Discretionary 9.8%
Comcast Corp., Cl A	651,650	27,375,816
Johnson Controls, Inc.	744,100	26,095,587
Lowe’s Cos., Inc.	442,900	16,794,768
Pearson PLC SP ADR(a)	1,074,300	19,326,657
Time Warner Cable, Inc.	230,550	22,146,633
Viacom, Inc., Cl B	192,050	11,824,519
Walt Disney Co. (The)	260,650	14,804,920
Wynn Resorts Ltd.	257,900	32,278,764

		170,647,664

Consumer Staples 5.8%
ConAgra Foods, Inc.	763,950	27,357,050
Mondelez International, Inc., Cl A	1,141,750	34,948,967
Procter & Gamble Co. (The)	504,450	38,872,917

		101,178,934

Energy 14.5%
Baker Hughes, Inc.	595,500	27,637,155
Chevron Corp.	449,100	53,362,062
ConocoPhillips	623,450	37,469,345
Exxon Mobil Corp.	653,950	58,927,434
National Oilwell Varco, Inc.	384,250	27,185,688
Occidental Petroleum Corp.	615,950	48,272,001

		252,853,685

Financials 21.8%
American Tower Corp., REIT	289,750	22,287,570
Ameriprise Financial, Inc.	216,100	15,915,765
Aon PLC	485,650	29,867,475
BlackRock, Inc.	110,450	28,372,396
Comerica, Inc.	491,950	17,685,603
Equity Residential, REIT	331,350	18,244,131
Franklin Resources, Inc.	153,000	23,073,930
JPMorgan Chase & Co.	963,950	45,749,067
MetLife, Inc.	670,700	25,500,014
Progressive Corp. (The)	523,700	13,233,899
Prudential Financial, Inc.	215,800	12,730,042
Simon Property Group, Inc., REIT	110,450	17,512,952
Travelers Cos., Inc. (The)	264,800	22,293,512
U.S. Bancorp	1,418,150	48,117,829
Wells Fargo & Co.	1,096,800	40,570,632

		381,154,817

Health Care 11.2%
Agilent Technologies, Inc.	682,450	28,642,427
Cigna Corp.	698,150	43,543,615
Johnson & Johnson	468,000	38,156,040
Medtronic, Inc.	186,950	8,779,172
Merck & Co., Inc.	885,750	39,176,723
Pfizer, Inc.	1,278,650	36,901,839

		195,199,816

	Shares	Value($)
Industrials 19.4%
ADT Corp. (The)	104,500	5,114,230
Caterpillar, Inc.	305,300	26,551,941
CSX Corp.	957,700	23,588,151
Cummins, Inc.	264,700	30,654,907
Emerson Electric Co.	160,000	8,939,200
Flowserve Corp.	53,200	8,922,172
Fluor Corp.	293,600	19,474,488
General Dynamics Corp.	204,200	14,398,142
General Electric Co.	2,182,050	50,448,996
Joy Global, Inc.	449,600	26,760,192
Pentair Ltd.	246,400	12,997,600
Republic Services, Inc.	414,350	13,673,550
Rockwell Automation, Inc.	140,800	12,158,080
Rockwell Collins, Inc.	290,100	18,311,112
Stanley Black & Decker, Inc.	107,750	8,724,518
United Parcel Service, Inc., Cl B	325,550	27,964,745
United Technologies Corp.	328,150	30,659,054

		339,341,078

Information Technology 6.1%
Cisco Systems, Inc.	1,418,350	29,657,698
Microchip Technology, Inc.(a)	398,600	14,652,536
Microsoft Corp.	942,400	26,962,064
Motorola Solutions, Inc.	77,450	4,959,124
Texas Instruments, Inc.	864,400	30,668,912

		106,900,334

Materials 2.8%
Air Products & Chemicals, Inc.	193,950	16,896,924
Ashland, Inc.	221,150	16,431,445
Celanese Corp., Cl A	343,400	15,126,770

		48,455,139

Telecommunication Services 3.7%
AT&T, Inc.	1,193,950	43,806,025
Verizon Communications, Inc.	441,150	21,682,523

		65,488,548

Utilities 3.0%
PG&E Corp.	599,500	26,695,735
PPL Corp.	831,350	26,029,569

		52,725,304

Total Common Stocks (Cost $1,350,919,322)		1,713,945,319

Short-Term Investment 0.2%
RidgeWorth Funds Securities Lending Joint Account(b)	2,876,625	2,876,625

Total Short-Term Investment (Cost $2,876,625)		2,876,625

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Large Cap Value Equity Fund — concluded

	Shares	Value($)
Money Market Fund 1.8%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	31,897,441	31,897,441

Total Money Market Fund (Cost $31,897,441)		31,897,441

Total Investments (Cost $1,385,693,388) — 100.1%		1,748,719,385
Liabilities in excess of other assets — (0.1)%		(2,213,931)

Net Assets — 100.0%		$1,746,505,454

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $2,818,450.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Mid-Cap Value Equity Fund

	Shares	Value($)
Common Stocks 95.1%
Consumer Discretionary 6.5%
Coach, Inc.	615,000	30,743,850
Guess?, Inc.	800,000	19,864,000
Johnson Controls, Inc.	1,925,000	67,509,750
Wynn Resorts Ltd.	460,000	57,573,600

		175,691,200

Consumer Staples 1.5%
ConAgra Foods, Inc.	1,165,000	41,718,650

Energy 11.5%
Baker Hughes, Inc.	1,200,000	55,692,000
CARBO Ceramics, Inc.(a)	380,000	34,606,600
Energy XXI Bermuda Ltd.	1,000,000	27,220,000
Noble Energy, Inc.	235,000	27,180,100
QEP Resources, Inc.	2,075,000	66,068,000
Seadrill Ltd.	1,100,000	40,931,000
Tidewater, Inc.	1,170,000	59,085,000

		310,782,700

Financials 23.8%
American Campus Communities, Inc., REIT	635,000	28,790,900
American Capital Agency Corp., REIT	900,000	29,502,000
American Realty Capital Properties, Inc., REIT	801,700	11,768,956
Ameriprise Financial, Inc.	630,000	46,399,500
Aon PLC	720,000	44,280,000
BB&T Corp.	1,355,000	42,533,450
Boston Properties, Inc., REIT	270,000	27,286,200
Chubb Corp. (The)	308,500	27,003,005
Comerica, Inc.	1,115,000	40,084,250
Equity Residential, REIT	750,000	41,295,000
Hancock Holding Co.	850,000	26,282,000
Hanover Insurance Group, Inc. (The)	600,000	29,808,000
Hartford Financial Services Group, Inc. (The)	1,975,000	50,955,000
Invesco Ltd.	1,715,000	49,666,400
Lazard Ltd., Cl A	1,630,000	55,631,900
MB Financial, Inc.	485,000	11,722,450
Mid-America Apartment Communities, Inc., REIT	299,600	20,690,376
Progressive Corp. (The)	750,000	18,952,500
Regions Financial Corp.	5,200,000	42,588,000

		645,239,887

Health Care 6.3%
Agilent Technologies, Inc.	1,210,000	50,783,700
Cigna Corp.	1,250,000	77,962,500
STERIS Corp.	1,045,000	43,482,450

		172,228,650

	Shares	Value($)
Industrials 19.1%
Con-way, Inc.	225,000	7,922,250
Crane Co.	450,000	25,137,000
CSX Corp.	1,125,000	27,708,750
Cummins, Inc.	480,000	55,588,800
Fluor Corp.	505,000	33,496,650
General Dynamics Corp.	590,000	41,600,900
Herman Miller, Inc.	350,000	9,684,500
Joy Global, Inc.	1,375,000	81,840,000
Kennametal, Inc.	875,000	34,160,000
Parker Hannifin Corp.	140,000	12,821,200
Pentair Ltd.	250,000	13,187,500
Republic Services, Inc.	525,000	17,325,000
Rockwell Automation, Inc.	210,000	18,133,500
Rockwell Collins, Inc.	825,000	52,074,000
SPX Corp.	250,000	19,740,000
Stanley Black & Decker, Inc.	225,000	18,218,250
Titan International, Inc.(a)	965,000	20,342,200
Towers Watson & Co., Cl A	410,000	28,421,200

		517,401,700

Information Technology 7.2%
Harris Corp.	735,000	34,059,900
Intersil Corp., Cl A	7,550,000	65,760,500
Microchip Technology, Inc.(a)	980,000	36,024,800
Motorola Solutions, Inc.	200,000	12,806,000
SAIC, Inc.	3,475,000	47,086,250

		195,737,450

Materials 10.6%
Allegheny Technologies, Inc.	2,125,000	67,383,750
Ashland, Inc.	900,000	66,870,000
Cabot Corp.	2,050,000	70,110,000
Celanese Corp., Cl A	475,000	20,923,750
Martin Marietta Materials, Inc.(a)	280,000	28,565,600
Scotts Miracle-Gro Co. (The), Cl A	775,000	33,511,000

		287,364,100

Telecommunication Services 1.9%
CenturyLink, Inc.	1,450,000	50,938,500

Utilities 6.7%
American Water Works Co., Inc.	750,000	31,080,000
CenterPoint Energy, Inc.	1,925,000	46,123,000
NRG Energy, Inc.	1,575,000	41,721,750
PG&E Corp.	1,115,000	49,650,950
PPL Corp.	450,000	14,089,500

		182,665,200

Total Common Stocks (Cost $2,266,446,323)		2,579,768,037

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Mid-Cap Value Equity Fund — concluded

	Shares	Value($)
Short-Term Investment 1.8%
RidgeWorth Funds Securities Lending Joint Account(b)	48,345,725	48,345,725

Total Short-Term Investment (Cost $48,345,725)		48,345,725

Money Market Fund 4.1%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	112,247,598	112,247,598

Total Money Market Fund (Cost $112,247,598)		112,247,598

Total Investments (Cost $2,427,039,646) — 101.0%		2,740,361,360
Liabilities in excess of other assets — (1.0)%		(27,877,069)

Net Assets — 100.0%		$2,712,484,291

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $47,183,569.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Select Large Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 98.0%
Consumer Discretionary 15.7%
Amazon.com, Inc.*	4,615	1,229,851
Las Vegas Sands Corp.	16,737	943,130
Lowe’s Cos., Inc.	22,041	835,795
Macy’s, Inc.	21,858	914,539
Priceline.com, Inc.*	1,246	857,161
VF Corp.	3,544	594,506

		5,374,982

Consumer Staples 8.7%
Estee Lauder Cos., Inc. (The), Cl A	11,234	719,313
Mead Johnson Nutrition Co.	7,658	593,112
Philip Morris International, Inc.	11,299	1,047,531
Whole Foods Market, Inc.	7,123	617,920

		2,977,876

Energy 7.5%
Cameron International Corp.*	14,350	935,620
EOG Resources, Inc.	6,996	895,978
Halliburton Co.	18,664	754,212

		2,585,810

Financials 5.5%
American Express Co.	17,066	1,151,272
Morgan Stanley	33,078	727,055

		1,878,327

Health Care 18.3%
Agilent Technologies, Inc.	14,436	605,879
Alexion Pharmaceuticals, Inc.*	10,433	961,297
Allergan, Inc.	5,507	614,746
Biogen Idec, Inc.*	6,960	1,342,654
Catamaran Corp.*	11,309	599,716
Gilead Sciences, Inc.*	20,870	1,021,169
Intuitive Surgical, Inc.*	1,485	729,417
Mylan, Inc.*	13,452	389,301

		6,264,179

Industrials 12.2%
Cummins, Inc.	5,866	679,342
Fluor Corp.	13,251	878,939
Precision Castparts Corp.	4,176	791,853
United Parcel Service, Inc., Cl B	8,906	765,025
W.W. Grainger, Inc.	4,693	1,055,831

		4,170,990

Information Technology 28.1%
Analog Devices, Inc.	14,622	679,777
Apple, Inc.	3,988	1,765,208

	Shares	Value($)
Information Technology—continued
ARM Holdings PLC SP ADR	14,174	600,552
ASML Holding NV NYS(a)	7,393	502,798
eBay, Inc.*	8,327	451,490
F5 Networks, Inc.*	6,303	561,471
Google, Inc., Cl A*	2,319	1,841,356
QUALCOMM, Inc.	18,110	1,212,465
Teradata Corp.*	8,375	490,021
Visa, Inc., Cl A	8,987	1,526,352

		9,631,490

Materials 2.0%
Monsanto Co.	6,591	696,207

Total Common Stocks (Cost $26,018,778)		33,579,861

Short-Term Investment 0.8%
RidgeWorth Funds Securities Lending Joint Account(b)	257,450	257,450

Total Short-Term Investment (Cost $257,450)		257,450

Money Market Fund 4.4%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	1,504,823	1,504,823

Total Money Market Fund (Cost $1,504,823)		1,504,823

Total Investments (Cost $27,781,051) — 103.2%		35,342,134
Liabilities in excess of other assets —(3.2)%		(1,088,946)

Net Assets — 100.0%		$34,253,188

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $251,788.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

NYS	—	New York Registered Shares
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Small Cap Growth Stock Fund

	Shares	Value($)
Common Stocks 98.2%
Consumer Discretionary 15.1%
Asbury Automotive Group, Inc.*	36,930	1,354,962
Belo Corp., Cl A	104,198	1,024,266
Body Central Corp.*	63,701	598,789
Buffalo Wild Wings, Inc.*	24,228	2,120,677
Chico’s FAS, Inc.	55,453	931,610
Coinstar, Inc.*(a)	22,319	1,303,876
Domino’s Pizza, Inc.	26,189	1,347,162
Express, Inc.*	53,349	950,146
G-III Apparel Group Ltd.*	21,038	843,834
Hibbett Sports, Inc.*	28,663	1,612,867
HomeAway, Inc.*	22,960	746,200
HSN, Inc.	20,930	1,148,220
KB Home(a)	72,621	1,580,959
Lions Gate Entertainment Corp.*(a)	84,847	2,016,813
Modine Manufacturing Co.*	78,626	715,497
Multimedia Games Holding Co., Inc.*	89,139	1,860,331
Ryland Group, Inc. (The)	40,447	1,683,404
Standard Pacific Corp.*(a)	151,265	1,306,930
Steven Madden Ltd.*	39,928	1,722,494
Vitamin Shoppe, Inc.*	16,924	826,737

		25,695,774

Consumer Staples 2.7%
Hain Celestial Group, Inc. (The)*	29,877	1,824,887
Nu Skin Enterprises, Inc., Cl A	25,557	1,129,620
United Natural Foods, Inc.*	34,281	1,686,625

		4,641,132

Energy 6.7%
Basic Energy Services, Inc.*(a)	104,524	1,428,843
Gulfport Energy Corp.*	42,061	1,927,656
Halcon Resources Corp.*	170,770	1,330,298
Hornbeck Offshore Services, Inc.*	30,487	1,416,426
Kodiak Oil & Gas Corp.*	222,121	2,019,080
Lufkin Industries, Inc.	29,846	1,981,476
Mitcham Industries, Inc.*	51,956	879,096
Stone Energy Corp.*	19,895	432,716

		11,415,591

Financials 9.2%
Cardtronics, Inc.*	48,679	1,336,725
Cathay General Bancorp	101,848	2,049,182
Encore Capital Group, Inc.*	68,059	2,048,576
MB Financial, Inc.	70,225	1,697,338
Portfolio Recovery Associates, Inc.*	20,552	2,608,460
Radian Group, Inc.(a)	131,455	1,407,883
Stifel Financial Corp.*	55,068	1,909,207
World Acceptance Corp.*(a)	28,701	2,464,555

		15,521,926

	Shares	Value($)
Health Care 18.0%
ABIOMED, Inc.*(a)	58,477	1,091,766
Acadia Healthcare Co., Inc.*	67,274	1,977,183
Air Methods Corp.	31,771	1,532,633
Align Technology, Inc.*	35,488	1,189,203
AVANIR Pharmaceuticals, Inc.*(a)	257,668	706,010
Cubist Pharmaceuticals, Inc.*	44,299	2,074,079
Endologix, Inc.*	98,246	1,586,673
Exelixis, Inc.*(a)	171,637	792,963
HealthSouth Corp.*	52,885	1,394,577
HeartWare International, Inc.*(a)	13,940	1,232,714
HMS Holdings Corp.*	66,364	1,801,783
ICON PLC*	46,464	1,500,323
Impax Laboratories, Inc.*	63,120	974,573
LifePoint Hospitals, Inc.*	18,163	880,179
Medicines Co. (The)*	51,121	1,708,464
Medidata Solutions, Inc.*	31,772	1,842,141
Neogen Corp.*	19,487	965,971
NPS Pharmaceuticals, Inc.*	118,171	1,204,162
NuVasive, Inc.*	46,381	988,379
Questcor Pharmaceuticals, Inc.(a)	40,228	1,309,019
Seattle Genetics, Inc.*(a)	31,340	1,112,883
Team Health Holdings, Inc.*	48,359	1,759,300
Vocera Communications, Inc.*	41,197	947,531

		30,572,509

Industrials 17.5%
AAR Corp.	45,254	832,221
Acacia Research—Acacia Technologies*	43,597	1,315,321
Alaska Air Group, Inc.*	25,559	1,634,754
Corporate Executive Board Co. (The)	23,263	1,352,976
H&E Equipment Services, Inc.	86,806	1,770,842
Hexcel Corp.*	61,785	1,792,383
Hub Group, Inc., Cl A*	37,752	1,451,942
InnerWorkings, Inc.*(a)	114,913	1,739,783
Kforce, Inc.	98,583	1,613,804
MasTec, Inc.*	24,703	720,092
Mistras Group, Inc.*	29,252	708,191
Mueller Water Products, Inc., Cl A	159,259	944,406
MYR Group, Inc.*	56,386	1,384,840
Polypore International, Inc.*(a)	17,461	701,583
Powell Industries, Inc.*	16,942	890,641
Ryder System, Inc.	17,102	1,021,844
Simpson Manufacturing Co., Inc.	19,687	602,619
Terex Corp.*	26,472	911,166
Titan Machinery, Inc.*(a)	52,077	1,445,137
Trimas Corp.*	27,382	889,094

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Small Cap Growth Stock Fund — concluded

	Shares	Value($)
Industrials—continued
Triumph Group, Inc.	10,875	853,688
TrueBlue, Inc.*	81,137	1,715,236
US Airways Group, Inc.*(a)	61,273	1,039,803
Valmont Industries, Inc.	7,033	1,106,080
Woodward, Inc.	29,848	1,186,756

		29,625,202

Information Technology 24.1%
Aruba Networks, Inc.*(a)	96,013	2,375,362
Aspen Technology, Inc.*	65,410	2,112,089
Bottomline Technologies, Inc.*	53,182	1,516,219
BroadSoft, Inc.*(a)	49,988	1,323,182
Cirrus Logic, Inc.*	60,502	1,376,421
CommVault Systems, Inc.*	26,498	2,172,306
Cornerstone OnDemand, Inc.*	39,029	1,330,889
Euronet Worldwide, Inc.*	102,694	2,704,960
ExactTarget, Inc.*	67,341	1,567,025
Heartland Payment Systems, Inc.	79,456	2,619,664
Infoblox, Inc.*	64,659	1,403,100
Ixia*	38,889	841,558
Jive Software, Inc.*(a)	99,684	1,515,197
NETGEAR, Inc.*	49,429	1,656,366
OpenTable, Inc.*	27,083	1,705,687
Procera Networks, Inc.*	56,365	670,180
PROS Holdings, Inc.*	53,400	1,450,878
QLIK Technologies, Inc.*	99,938	2,581,399
Semtech Corp.*	90,805	3,213,589
Sourcefire, Inc.*	26,274	1,556,209
Stratasys Ltd.*(a)	14,819	1,099,866
Tangoe, Inc.*	72,547	898,857
Ultimate Software Group, Inc.*	21,940	2,285,270
Universal Display Corp.*(a)	27,862	818,864

		40,795,137

Materials 3.0%
Flotek Industries, Inc.*(a)	108,883	1,780,237
Haynes International, Inc.	25,590	1,415,127
Headwaters, Inc.*	81,176	884,819
LSB Industries, Inc.*	28,908	1,005,420

		5,085,603

	Shares	Value($)
Telecommunication Services 1.9%
8x8, Inc.*(a)	204,587	1,401,421
Cogent Communications Group, Inc.	69,290	1,829,256

		3,230,677

Total Common Stocks (Cost $125,472,419)		166,583,551

Short-Term Investment 11.1%
RidgeWorth Funds Securities Lending Joint Account(b)	18,787,977	18,787,977

Total Short-Term Investment (Cost $18,787,977)		18,787,977

Money Market Fund 0.4%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(c)	784,973	784,973

Total Money Market Fund (Cost $784,973)		784,973

Total Investments (Cost $145,045,369) — 109.7%		186,156,501
Liabilities in excess of other assets — (9.7)%		(16,499,471)

Net Assets — 100.0%		$169,657,030

*	Non-income producing security.

(a)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $18,271,783.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(h)).

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Small Cap Value Equity Fund

	Shares	Value($)
Common Stocks 99.1%
Consumer Discretionary 19.5%
Arcos Dorados Holdings, Inc., Cl A	2,540,000	33,528,000
Brunswick Corp.	651,600	22,297,752
Destination Maternity Corp.	170,029	3,978,679
Einstein Noah Restaurant Group, Inc.	197,400	2,927,442
Guess?, Inc.	1,774,754	44,067,142
HSN, Inc.	1,030,300	56,522,258
Lithia Motors, Inc., Cl A	358,100	17,002,588
Meredith Corp.	773,000	29,574,980
NutriSystem, Inc.	761,150	6,454,552
Oxford Industries, Inc.	15,141	803,987
Scholastic Corp.	739,000	19,694,350
Sonic Automotive, Inc., Cl A	816,100	18,084,776
Sotheby’s	1,145,500	42,853,155
Thor Industries, Inc.	527,300	19,399,367

		317,189,028

Consumer Staples 4.2%
Casey’s General Stores, Inc.	232,200	13,537,260
Harris Teeter Supermarkets, Inc.	595,700	25,442,347
WD-40 Co.	532,550	29,167,764

		68,147,371

Energy 7.5%
Berry Petroleum Co., Cl A	321,200	14,868,348
Bristow Group, Inc.	601,900	39,689,286
CARBO Ceramics, Inc.	468,700	42,684,509
Patterson-UTI Energy, Inc.	1,061,100	25,296,624

		122,538,767

Financials 22.2%
Banco Latinoamericano de Expectaciones SA, Cl E	259,050	6,408,897
Bank of Hawaii Corp.	105,400	5,355,374
Campus Crest Communities, Inc. REIT	766,300	10,651,570
Cash America International, Inc.	973,150	51,061,180
Evercore Partners, Inc., Cl A	571,350	23,768,160
Hancock Holding Co.	723,174	22,360,540
Hanover Insurance Group, Inc. (The)	720,750	35,806,860
HCC Insurance Holdings, Inc.	1,116,400	46,922,292
Horace Mann Educators Corp.	559,900	11,673,915
JMP Group, Inc.	582,300	4,023,693
Mid-America Apartment Communities, Inc., REIT	155,200	10,718,112
Monmouth Real Estate Investment Corp., Cl A REIT	111,000	1,237,650
National Retail Properties, Inc. REIT	469,150	16,969,156

	Shares	Value($)
Financials—continued
Oppenheimer Holdings, Inc., Cl A	196,100	3,818,067
Protective Life Corp.	577,100	20,660,180
StanCorp Financial Group, Inc.	1,015,800	43,435,608
Starwood Property Trust, Inc., REIT	491,100	13,632,936
Tower Group International Ltd.	320,242	5,908,465
Trust Co Bank Corp. NY	411,000	2,293,380
UMB Financial Corp.	482,350	23,668,914

		360,374,949

Health Care 4.4%
Ensign Group, Inc.	323,700	10,811,580
Landauer, Inc.	197,000	11,106,860
STERIS Corp.	626,357	26,062,715
Teleflex, Inc.	287,100	24,262,821

		72,243,976

Industrials 27.6%
A.O. Smith Corp.	1,047,275	77,048,022
ABM Industries, Inc.	613,000	13,633,120
Barnes Group, Inc.	149,100	4,313,463
China Yuchai International Ltd.	132,600	2,120,274
CLARCOR, Inc.	492,200	25,781,436
Corrections Corp. of America	481,100	18,796,577
EMCOR Group, Inc.	394,400	16,718,616
Great Lakes Dredge & Dock Corp.	888,400	5,978,932
Grupo Aeroportuario del Pacifico SA de CV SP ADR	261,476	15,325,108
Grupo Aeroportuario del Sureste SAB de CV ADR	59,300	8,104,531
Harsco Corp.	485,200	12,018,404
Herman Miller, Inc.	894,300	24,745,281
Interface, Inc.	2,348,771	45,143,379
Kennametal, Inc.	175,400	6,847,616
Knoll, Inc.	803,500	14,567,455
Lennox International, Inc.	582,800	37,001,972
Mine Safety Appliances Co.	427,300	21,202,626
Progressive Waste Solutions Ltd.	1,950,424	41,251,467
Ritchie Bros Auctioneers, Inc.	465,800	10,107,860
Ryder System, Inc.	44,000	2,629,000
Sun Hydraulics Corp.	91,400	2,971,414
Tennant Co.	153,800	7,468,528
Titan International, Inc.	950,500	20,036,540
Viad Corp.	523,000	14,466,180

		448,277,801

Information Technology 6.1%
Black Box Corp.	251,350	5,481,944
Booz Allen Hamilton Holding Corp.	472,800	6,354,432

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Small Cap Value Equity Fund — concluded

	Shares	Value($)
Information Technology—continued
DST Systems, Inc.	147,800	10,533,706
FEI Co.	344,400	22,231,020
FLIR Systems, Inc.	1,058,900	27,541,989
Plantronics, Inc.	621,350	27,457,456

		99,600,547

Materials 6.9%
A. Schulman, Inc.	473,300	14,937,348
Buckeye Technologies, Inc.	387,300	11,599,635
Cabot Corp.	818,100	27,979,020
Carpenter Technology Corp.	356,400	17,566,956
Compass Minerals International, Inc.	127,300	10,043,970
Globe Specialty Metals, Inc.	648,700	9,029,904
Haynes International, Inc.	165,900	9,174,270
Olin Corp.	494,100	12,461,202

		112,792,305

Utilities 0.7%
Avista Corp.	60,550	1,659,070
California Water Service Group	442,400	8,803,760

		10,462,830

Total Common Stocks (Cost $1,283,811,011)		1,611,627,574

	Shares	Value($)
Money Market Fund 0.9%
State Street Institutional Liquid Reserves Fund, Institutional Class, 0.13%(a)	14,870,383	14,870,383

Total Money Market Fund (Cost $14,870,383)		14,870,383

Total Investments (Cost $1,298,681,394) — 100.0%		1,626,497,957
Liabilities in excess of other assets — (0.0)%(b)		(577,244)

Net Assets — 100.0%		$1,625,920,713

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

(b)	Less than 0.05% of Net Assets.

Investment Abbreviations

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust
SP ADR	—	Sponsored American Depositary Receipt

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Aggressive Growth Allocation Strategy

	Shares	Value($)
Equity Funds 68.6%(a)
RidgeWorth Aggressive Growth Stock Fund*	2,828	44,110
RidgeWorth International Equity Fund	118,661	1,381,209
RidgeWorth International Equity Index Fund	2,272	27,354
RidgeWorth Large Cap Growth Stock Fund	554,025	4,603,948
RidgeWorth Large Cap Value Equity Fund	303,311	4,780,176
RidgeWorth Mid-Cap Value Equity Fund	150,309	1,963,033
RidgeWorth Select Large Cap Growth Stock Fund*	58,949	1,586,308
RidgeWorth Small Cap Growth Stock Fund*	52,549	822,910
RidgeWorth Small Cap Value Equity Fund	53,752	830,471

Total Equity Funds (Cost $13,736,073)		16,039,519

Fixed Income Funds 16.1%(a)
RidgeWorth Corporate Bond Fund	848	7,886
RidgeWorth High Income Fund	35,463	259,590
RidgeWorth Intermediate Bond Fund	15,418	158,960
RidgeWorth Seix Floating Rate High Income Fund	17,638	159,802
RidgeWorth Seix High Yield Fund	26,407	270,932
RidgeWorth Total Return Bond Fund	253,200	2,732,023
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	18,000	183,062

Total Fixed Income Funds (Cost $3,793,948)		3,772,255

Exchange Traded Funds 14.4%
Consumer Discretionary Select Sector SPDR Fund	1,181	62,546
Consumer Staples Select Sector SPDR Fund	1,015	40,356
Energy Select Sector SPDR Fund	891	70,674
Financial Select Sector SPDR Fund	4,619	84,020
Health Care Select Sector SPDR Fund	1,761	80,918

	Shares	Value($)
Exchange Traded Funds—continued
Industrial Select Sector SPDR Fund	1,500	62,595
iShares Barclays 20+ Year Treasury Bond Fund	1,163	136,955
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	29	3,516
iShares Dow Jones U.S. Real Estate Index Fund	5,299	368,174
iShares MSCI Emerging Markets Index Fund	10,788	461,511
iShares Russell 2000 Index Fund	311	29,315
iShares Core S&P 500 Fund	10,326	1,624,589
Market Vectors Gold Miners Fund	5,140	194,549
Materials Select Sector SPDR Fund	571	22,372
Technology Select Sector SPDR Fund	4,132	125,076
Utilities Select Sector SPDR Fund	116	4,530

Total Exchange Traded Funds (Cost $2,899,896)		3,371,696

Money Market Fund 1.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	256,581	256,581
Total Money Market Fund (Cost $256,581)		256,581

Total Investments (Cost $20,686,498) — 100.2%		23,440,051
Liabilities in excess of other assets — (0.2)%		(48,966)

Net Assets — 100.0%		$23,391,085

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Conservative Allocation Strategy

	Shares	Value($)
Equity Funds 27.1%(a)
RidgeWorth Aggressive Growth Stock Fund*	2,596	40,493
RidgeWorth International Equity Fund	115,672	1,346,426
RidgeWorth International Equity Index Fund	3,727	44,872
RidgeWorth Large Cap Growth Stock Fund	580,122	4,820,812
RidgeWorth Large Cap Value Equity Fund	308,743	4,865,788
RidgeWorth Mid-Cap Value Equity Fund	150,552	1,966,211
RidgeWorth Select Large Cap Growth Stock Fund*	53,272	1,433,559
RidgeWorth Small Cap Growth Stock Fund*	52,478	821,805
RidgeWorth Small Cap Value Equity Fund	53,578	827,775

Total Equity Funds (Cost $15,043,029)		16,167,741

Fixed Income Funds 64.4%(a)
RidgeWorth Corporate Bond Fund	9,381	87,240
RidgeWorth High Income Fund	322,284	2,359,120
RidgeWorth Intermediate Bond Fund	151,145	1,558,300
RidgeWorth Seix Floating Rate High Income Fund	179,449	1,625,811
RidgeWorth Seix High Yield Fund	256,212	2,628,730
RidgeWorth Total Return Bond Fund	2,604,637	28,104,035
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	207,684	2,112,151

Total Fixed Income Funds (Cost $37,935,894)		38,475,387

Exchange Traded Funds 7.7%
Consumer Discretionary Select Sector SPDR Fund	953	50,471
Consumer Staples Select Sector SPDR Fund	823	32,722
Energy Select Sector SPDR Fund	746	59,173
Financial Select Sector SPDR Fund	3,907	71,068
Health Care Select Sector SPDR Fund	1,481	68,052

	Shares	Value($)
Exchange Traded Funds—continued
Industrial Select Sector SPDR Fund	1,227	51,203
iShares Barclays 20+ Year Treasury Bond Fund	12,247	1,442,207
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	309	37,466
iShares Dow Jones U.S. Real Estate Index Fund	5,439	377,902
iShares MSCI Emerging Markets Index Fund	11,641	498,002
iShares Russell 2000 Index Fund	528	49,769
iShares Core S&P 500 Fund	9,826	1,545,924
Market Vectors Gold Miners Fund	5,207	197,085
Materials Select Sector SPDR Fund	456	17,866
Technology Select Sector SPDR Fund	3,495	105,794
Utilities Select Sector SPDR Fund	133	5,194

Total Exchange Traded Funds (Cost $4,098,289)		4,609,898

Money Market Fund 0.9%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	551,274	551,274

Total Money Market Fund (Cost $551,274)		551,274

Total Investments (Cost $57,628,486) — 100.1%		59,804,300
Liabilities in excess of other assets — (0.1)%		(66,849)

Net Assets — 100.0%		$59,737,451

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Growth Allocation Strategy

	Shares	Value($)
Equity Funds 60.5%(a)
RidgeWorth Aggressive Growth Stock Fund*	5,072	79,121
RidgeWorth International Equity Fund	303,884	3,537,211
RidgeWorth International Equity Index Fund	3,790	45,629
RidgeWorth Large Cap Growth Stock Fund	1,376,930	11,442,285
RidgeWorth Large Cap Value Equity Fund	774,279	12,202,644
RidgeWorth Mid-Cap Value Equity Fund	378,910	4,948,568
RidgeWorth Select Large Cap Growth Stock Fund*	148,432	3,994,315
RidgeWorth Small Cap Growth Stock Fund*	131,660	2,061,798
RidgeWorth Small Cap Value Equity Fund	134,781	2,082,360

Total Equity Funds (Cost $34,550,812)		40,393,931

Fixed Income Funds 25.8%(a)
RidgeWorth Corporate Bond Fund	3,934	36,587
RidgeWorth High Income Fund	188,708	1,381,342
RidgeWorth Intermediate Bond Fund	66,503	685,642
RidgeWorth Seix Floating Rate High Income Fund	79,556	720,775
RidgeWorth Seix High Yield Fund	137,247	1,408,156
RidgeWorth Total Return Bond Fund	1,149,972	12,408,201
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	59,269	602,763

Total Fixed Income Funds (Cost $16,532,592)		17,243,466

Exchange Traded Funds 12.8%
Consumer Discretionary Select Sector SPDR Fund	3,513	186,049
Consumer Staples Select Sector SPDR Fund	3,208	127,550
Energy Select Sector SPDR Fund	2,766	219,399
Financial Select Sector SPDR Fund	14,521	264,137
Health Care Select Sector SPDR Fund	5,560	255,482

	Shares	Value($)
Exchange Traded Funds—continued
Industrial Select Sector SPDR Fund	4,662	194,545
iShares Barclays 20+ Year Treasury Bond Fund	4,524	532,746
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	352	42,680
iShares Dow Jones U.S. Real Estate Index Fund	13,757	955,836
iShares MSCI Emerging Markets Index Fund	27,081	1,158,525
iShares Russell 2000 Index Fund	1,309	123,386
iShares Core S&P 500 Fund	22,392	3,522,933
Market Vectors Gold Miners Fund	12,940	489,779
Materials Select Sector SPDR Fund	1,615	63,276
Technology Select Sector SPDR Fund	12,931	391,422
Utilities Select Sector SPDR Fund	469	18,315

Total Exchange Traded Funds (Cost $7,396,476)		8,546,060

Money Market Fund 1.0%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	714,276	714,276

Total Money Market Fund (Cost $714,276)		714,276

Total Investments (Cost $59,194,156) — 100.1%		66,897,733
Liabilities in excess of other assets — (0.1)%		(98,321)

Net Assets — 100.0%		$66,799,412

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Moderate Allocation Strategy

	Shares	Value($)
Equity Funds 44.1%(a)
RidgeWorth International Equity Fund	555,833	6,469,892
RidgeWorth International Equity Index Fund	18,046	217,272
RidgeWorth Large Cap Growth Stock Fund	2,626,241	21,824,059
RidgeWorth Large Cap Value Equity Fund	1,480,871	23,338,522
RidgeWorth Mid-Cap Value Equity Fund	727,258	9,497,992
RidgeWorth Select Large Cap Growth Stock Fund*	275,025	7,400,915
RidgeWorth Small Cap Growth Stock Fund*	246,656	3,862,625
RidgeWorth Small Cap Value Equity Fund	252,549	3,901,875

Total Equity Funds (Cost $67,414,853)		76,513,152

Fixed Income Funds 44.8%(a)
RidgeWorth Corporate Bond Fund	19,956	185,588
RidgeWorth High Income Fund	816,510	5,976,854
RidgeWorth Intermediate Bond Fund	129,271	1,332,785
RidgeWorth Seix Floating Rate High Income Fund	362,831	3,287,250
RidgeWorth Seix High Yield Fund	579,165	5,942,234
RidgeWorth Total Return Bond Fund	5,397,450	58,238,486
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	281,047	2,858,252

Total Fixed Income Funds (Cost $74,830,600)		77,821,449

Exchange Traded Funds 10.2%
Consumer Discretionary Select Sector SPDR Fund	4,850	256,856
Consumer Staples Select Sector SPDR Fund	4,368	173,672
Energy Select Sector SPDR Fund	3,922	311,093
Financial Select Sector SPDR Fund	20,417	371,385
Health Care Select Sector SPDR Fund	7,729	355,148

	Shares	Value($)
Exchange Traded Funds—continued
Industrial Select Sector SPDR Fund	6,535	272,706
iShares Barclays 20+ Year Treasury Bond Fund	20,809	2,450,468
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,274	154,472
iShares Dow Jones U.S. Real Estate Index Fund	25,995	1,806,133
iShares MSCI Emerging Markets Index Fund	53,535	2,290,227
iShares Russell 2000 Index Fund	3,194	301,066
iShares Core S&P 500 Fund	46,835	7,368,550
Market Vectors Gold Miners Fund	24,968	945,039
Materials Select Sector SPDR Fund	2,509	98,303
Technology Select Sector SPDR Fund	18,260	552,730
Utilities Select Sector SPDR Fund	517	20,189

Total Exchange Traded Funds (Cost $15,248,380)		17,728,037

Money Market Fund 1.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(b)	1,864,534	1,864,534

Total Money Market Fund (Cost $1,864,534)		1,864,534

Total Investments (Cost $159,358,367) — 100.2%		173,927,172
Liabilities in excess of other assets — (0.2)%		(286,510)

Net Assets — 100.0%		$173,640,662

*	Non-income producing security.

(a)	Affiliated investment. Investment is in each Fund’s I Shares.

(b)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MSCI	—	Morgan Stanley Capital International
SPDR	—	Standard & Poor’s Depositary Receipt

See Notes to Financial Statements.

58

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Aggressive Growth Stock Fund	International Equity Fund	International Equity Index Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Assets:
Total Investments, at Cost	$8,989,909	$242,202,536	$140,027,375	$187,955,468	$1,385,693,388

Total Investments, at Value*	$19,479,425	$284,148,373	$234,412,170	$257,677,190	$1,748,719,385
Cash	—	—	—	28,233	176,039
Dividends Receivable	1,888	1,176,342	742,997	137,475	3,174,620
Securities Lending Income Receivable	—	32,036	9,150	994	437
Foreign Currency, at Value (Cost $—, $3,018,670, $90,309, $— and $—, respectively)	—	3,025,803	90,344	—	—
Receivable for Capital Shares Issued	19,822	10,367	45,584	50,990	1,341,546
Receivable for Investment Securities Sold	247,775	781,551	217,128	1,282,001	—
Reclaims Receivable	—	169,138	143,450	—	—
Receivable from Investment Adviser	—	—	70,056	6,604	—
Prepaid Expenses and Other Assets	13,878	17,957	16,969	81,458	45,097

Total Assets	19,762,788	289,361,567	235,747,848	259,264,945	1,753,457,124

Liabilities:
Payable for Investment Securities Purchased	79,992	1,257,239	—	1,547,061	—
Payable for Capital Shares Redeemed	215,683	428,529	91,240	195,021	2,187,793
Payable Upon Return of Securities Loaned	—	10,253,825	9,873,673	1,226,275	2,876,625
Investment Advisory Fees Payable	14,130	214,780	87,668	132,404	1,003,106
Compliance and Fund Services Fees Payable	1,137	4,807	4,982	5,135	30,705
Distribution and Service Fees Payable	909	1,206	672	41,112	86,455
Other Accrued Expenses	31,146	83,827	229,660	95,799	766,986

Total Liabilities	342,997	12,244,213	10,287,895	3,242,807	6,951,670

Total Net Assets	$19,419,791	$277,117,354	$225,459,953	$256,022,138	$1,746,505,454

Net Assets Consist of:
Capital	$12,574,997	$529,038,550	$120,648,942	$174,831,478	$1,308,429,205
Accumulated Net Investment Income (Loss)	(95,143)	1,158,581	(1,530,587)	7,574	5,925,183
Accumulated Net Realized Gain (Loss) from Investments and Foreign Currency Transactions	(3,549,579)	(295,043,044)	11,961,911	11,461,364	69,125,069
Net Unrealized Appreciation on Investments and Foreign Currencies	10,489,516	41,963,267	94,379,687	69,721,722	363,025,997

Net Assets	$19,419,791	$277,117,354	$225,459,953	$256,022,138	$1,746,505,454

Net Assets:
I Shares	$15,839,912	$272,552,198	$222,839,031	$167,886,606	$1,442,154,365
A Shares	3,579,879	4,565,156	2,620,922	56,510,759	287,956,799
C Shares	—	—	—	31,624,773	16,394,290
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	1,015,151	23,424,031	18,514,224	20,209,072	91,535,832
A Shares	236,204	396,676	219,510	7,775,253	18,375,562
C Shares	—	—	—	5,540,033	1,063,051
Net Asset Value and Redemption Price Per Share:
I Shares	$15.60	$11.64	$12.04	$8.31	$15.76
A Shares	15.16	11.51	11.94	7.27	15.67
C Shares(a)	—	—	—	5.71	15.42
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$16.08	$12.21	$12.67	$7.71	$16.63
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $—, $9,880,422, $9,463,727, $1,199,306 and $2,818,450, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

59

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Assets:
Total Investments, at Cost	$2,427,039,646	$27,781,051	$145,045,369	$1,298,681,394

Total Investments, at Value*	$2,740,361,360	$35,342,134	$186,156,501	$1,626,497,957
Cash	1,104,913	6,294	17,494	425,779
Dividends Receivable	4,163,096	21,227	9,677	1,978,937
Securities Lending Income Receivable	16,756	274	18,413	—
Receivable for Capital Shares Issued	3,604,331	281	216,450	1,591,796
Receivable for Investment Securities Sold	29,585,079	—	2,802,875	—
Reclaims Receivable	—	—	—	126,090
Prepaid Expenses and Other Assets	56,107	30,339	25,567	56,181

Total Assets	2,778,891,642	35,400,549	189,246,977	1,630,676,740

Liabilities:
Payable for Investment Securities Purchased	9,405,146	430,860	—	—
Payable for Capital Shares Redeemed	5,150,601	406,410	503,317	2,493,058
Payable Upon Return of Securities Loaned	48,345,725	257,450	18,787,977	—
Investment Advisory Fees Payable	1,573,465	21,388	121,021	1,101,493
Compliance and Fund Services Fees Payable	41,790	634	3,926	26,279
Distribution and Service Fees Payable	168,158	11,791	8,246	76,802
Other Accrued Expenses	1,722,466	18,828	165,460	1,058,395

Total Liabilities	66,407,351	1,147,361	19,589,947	4,756,027

Total Net Assets	$2,712,484,291	$34,253,188	$169,657,030	$1,625,920,713

Net Assets Consist of:
Capital	$2,242,601,522	$24,917,614	$123,459,803	$1,266,523,766
Accumulated Net Investment Income (Loss)	5,566,759	(37,016)	—	—
Accumulated Net Realized Gain from Investments and Foreign Currency Transactions	150,994,296	1,811,507	5,086,095	31,580,205
Net Unrealized Appreciation on Investments and Foreign Currencies	313,321,714	7,561,083	41,111,132	327,816,742

Net Assets	$2,712,484,291	$34,253,188	$169,657,030	$1,625,920,713

Net Assets:
I Shares	$2,168,210,366	$19,813,254	$152,674,017	$1,408,597,115
A Shares	490,381,279	765,309	10,225,887	181,308,445
C Shares	53,892,646	13,674,625	6,757,126	36,015,153
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	165,999,174	736,238	9,748,617	91,154,587
A Shares	37,851,952	29,192	707,397	11,937,229
C Shares	4,219,448	604,078	574,323	2,488,432
Net Asset Value and Redemption Price Per Share:
I Shares	$13.06	$26.91	$15.66	$15.45
A Shares	12.96	26.22	14.46	15.19
C Shares(a)	12.77	22.64	11.77	14.47
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$13.75	$27.82	$15.34	$16.12
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $47,183,569, $251,788, $18,271,783 and $—, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

60

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Assets:
Total Investments, at Cost	$20,686,498	$57,628,486	$59,194,156	$159,358,367

Investments, at Value	$3,628,277	$5,161,172	$9,260,336	$19,592,571
Investments in Affiliates, at Value	19,811,774	54,643,128	57,637,397	154,334,601

Total Investments	23,440,051	59,804,300	66,897,733	173,927,172

Dividends Receivable	17,608	77,422	57,388	199,867
Receivable for Capital Shares Issued	8,066	151,928	29,806	83,116
Receivable for Investment Securities Sold	—	—	—	4,017,700
Receivable from Investment Adviser	11,273	3,975	6,804	—
Prepaid Expenses and Other Assets	20,027	22,965	21,855	30,217

Total Assets	23,497,025	60,060,590	67,013,586	178,258,072

Liabilities:
Payable for Investment Securities Purchased	6,760	67,661	32,373	146,057
Payable for Capital Shares Redeemed	63,461	203,367	94,735	4,283,536
Investment Advisory Fees Payable	1,975	5,098	5,637	15,038
Compliance and Fund Services Fees Payable	384	1,057	1,124	2,980
Distribution and Service Fees Payable	1,671	17,507	4,536	16,980
Other Accrued Expenses	31,689	28,449	75,769	152,819

Total Liabilities	105,940	323,139	214,174	4,617,410

Total Net Assets	$23,391,085	$59,737,451	$66,799,412	$173,640,662

Net Assets Consist of:
Capital	$19,104,066	$55,441,847	$54,633,702	$150,027,037
Accumulated Net Investment Income	5,342	165,131	85,158	435,223
Accumulated Net Realized Gain from Investments and Foreign Currency Transactions	1,528,124	1,954,659	4,376,975	8,609,597
Net Unrealized Appreciation on Investments and Foreign Currencies	2,753,553	2,175,814	7,703,577	14,568,805

Net Assets	$23,391,085	$59,737,451	$66,799,412	$173,640,662

Net Assets:
I Shares	$18,577,323	$27,387,419	$55,221,675	$139,912,381
A Shares	4,110,069	16,939,910	8,975,303	19,622,484
C Shares	703,693	15,410,122	2,602,434	14,105,797
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	2,075,956	2,183,823	4,896,814	12,597,422
A Shares	463,014	1,351,984	798,935	1,770,814
C Shares	80,932	1,241,045	234,924	1,281,920
Net Asset Value and Redemption Price Per Share:
I Shares	$8.95	$12.54	$11.28	$11.11
A Shares	8.88	12.53	11.23	11.08
C Shares(a)	8.69	12.42	11.08	11.00
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$9.42	$13.15	$11.92	$11.76
Maximum Sales Charge — A Shares	5.75%	4.75%	5.75%	5.75%

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

61

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Aggressive Growth Stock Fund	International Equity Fund	International Equity Index Fund	Large Cap Growth Stock Fund	Large Cap Value Equity Fund
Investment Income:
Interest Income	$—	$653	$2,282	$—	$—
Dividend Income	126,779	8,681,269	11,039,690	3,125,882	48,119,008
Net Income from Securities Lending	20,694	314,223	476,184	8,052	32,358
Less: Foreign Taxes Withheld	—	(800,003)	(1,015,650)	(9,150)	(31,848)

Total Investment Income	147,473	8,196,142	10,502,506	3,124,784	48,119,518

Expenses:
Investment Advisory Fees	627,923	2,547,920	1,391,805	2,134,961	12,675,718
Administration Fees	5,995	23,707	27,109	24,260	166,489
Fund Accounting Fees	7,227	48,037	57,426	26,635	177,525
Transfer Agency Fees	30,211	15,665	14,219	101,973	138,035
Compliance & Fund Services Fees	5,355	18,184	21,274	19,027	127,890
Distribution and Service Fees — A Shares	14,520	14,976	7,212	129,752	754,389
Distribution and Service Fees — C Shares	—	—	—	169,819	156,638
Shareholder Servicing Fees — I Shares	36,592	14,771	196,388	51,240	2,136,004
Shareholder Servicing Fees — A Shares	3,387	1,320	763	703	542,806
Custodian Fees	21,263	157,301	421,298	16,429	43,731
Printing Fees	6,308	11,112	9,790	12,335	78,529
Registration Fees	37,781	31,610	33,254	43,145	58,924
Trustee Fees	3,485	12,288	14,439	13,226	87,371
Other Fees	12,091	41,077	74,668	30,130	147,277

Total Expenses	812,138	2,937,968	2,269,645	2,773,635	17,291,326
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(7,685)	—	(83,256)	(373)	(275,540)
Less: Custodian Credits (Note 3)	—	—	—	—	(54)

Net Expenses	804,453	2,937,968	2,186,389	2,773,262	17,015,732

Net Investment Income (Loss)	(656,980)	5,258,174	8,316,117	351,522	31,103,786

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain from:
Investment and Foreign Currency Transactions	26,221,386	4,518,774	32,128,718	86,033,018	154,363,603
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	(29,063,146)	16,755,641	(15,314,641)	(79,684,004)	51,750,179

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(2,841,760)	21,274,415	16,814,077	6,349,014	206,113,782

Change in Net Assets from Operations	$(3,498,740)	$26,532,589	$25,130,194	$6,700,536	$237,217,568

See Notes to Financial Statements.

62

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Mid-Cap Value Equity Fund	Select Large Cap Growth Stock Fund	Small Cap Growth Stock Fund	Small Cap Value Equity Fund
Investment Income:
Dividend Income	$51,987,230	$450,788	$1,094,261	$38,266,524
Net Income from Securities Lending	3,429,787	2,059	581,903	—
Less: Foreign Taxes Withheld	(82,679)	(2,099)	—	(243,566)

Total Investment Income	55,334,338	450,748	1,676,164	38,022,958

Expenses:
Investment Advisory Fees	17,008,118	308,592	2,288,677	12,972,151
Administration Fees	200,166	3,720	21,737	131,223
Fund Accounting Fees	204,139	3,894	23,936	136,614
Transfer Agency Fees	734,155	30,091	43,926	339,802
Compliance & Fund Services Fees	151,830	2,851	17,307	100,090
Distribution and Service Fees — A Shares	1,282,383	2,270	28,545	505,713
Distribution and Service Fees — C Shares	440,764	143,993	69,009	358,164
Shareholder Servicing Fees — I Shares	3,688,119	8,226	352,839	2,588,085
Shareholder Servicing Fees — A Shares	923,522	100	2,466	347,897
Custodian Fees	54,481	11,432	22,338	61,314
Printing Fees	235,140	4,757	10,260	227,526
Registration Fees	101,141	41,418	42,145	91,539
Trustee Fees	102,532	1,975	11,796	67,585
Other Fees	187,221	9,449	26,189	120,323

Total Expenses	25,313,711	572,768	2,961,170	18,048,026
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(174,546)	(71)	(24)	(2,051)
Less: Custodian Credits (Note 3)	(131)	—	(14)	(148)

Net Expenses	25,139,034	572,697	2,961,132	18,045,827

Net Investment Income (Loss)	30,195,304	(121,949)	(1,284,968)	19,977,131

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain from:
Investment and Foreign Currency Transactions	217,650,368	6,410,373	51,688,731	28,098,118
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	166,437,032	(6,845,136)	(23,401,388)	198,175,851

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	384,087,400	(434,763)	28,287,343	226,273,969

Change in Net Assets from Operations	$414,282,704	$(556,712)	$27,002,375	$246,251,100

See Notes to Financial Statements.

63

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Aggressive Growth Allocation Strategy	Conservative Allocation Strategy	Growth Allocation Strategy	Moderate Allocation Strategy
Investment Income:
Dividend Income	$74,454	$99,445	$196,694	$403,242
Dividend Income from Affiliated Investment Companies	193,109	1,063,158	785,674	2,670,913

Total Investment Income	267,563	1,162,603	982,368	3,074,155

Expenses:
Investment Advisory Fees	22,997	59,025	68,104	173,682
Administration Fees	2,093	5,371	6,197	15,805
Fund Accounting Fees	20,000	20,000	20,000	20,000
Transfer Agency Fees	15,933	38,638	17,573	45,113
Compliance & Fund Services Fees	1,619	4,101	4,780	12,060
Distribution and Service Fees — A Shares	12,916	60,883	30,235	59,244
Distribution and Service Fees — C Shares	7,536	140,021	25,924	141,823
Shareholder Servicing Fees — I Shares	45,081	10,549	148,808	307,315
Shareholder Servicing Fees — A Shares	1,885	7,328	6,393	15,674
Custodian Fees	9,712	9,729	10,266	11,193
Printing Fees	3,279	7,538	5,150	12,150
Registration Fees	43,937	48,353	44,864	43,751
Trustee Fees	1,091	2,771	3,236	8,150
Other Fees	7,957	10,217	10,994	18,085

Total Expenses	196,036	424,524	402,524	884,045
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(87,752)	(65,489)	(86,203)	(36,646)

Net Expenses	108,284	359,035	316,321	847,399

Net Investment Income (Loss)	159,279	803,568	666,047	2,226,756

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	533,759	(563,716)	509,243	193,025
Capital Gain Received from Investments in Affiliated Investment Companies	2,398,661	3,290,127	6,241,378	12,906,187
Net Change in Unrealized Depreciation on:
Investments and Foreign Currencies	(1,765,997)	(574,940)	(2,763,305)	(4,143,403)

Net Realized and Unrealized Gain on Investments and Foreign Currencies	1,166,423	2,151,471	3,987,316	8,955,809

Change in Net Assets from Operations	$1,325,702	$2,955,039	$4,653,363	$11,182,565

See Notes to Financial Statements.

64

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Aggressive Growth Stock Fund		International Equity Fund		International Equity Index Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income (Loss)	$(656,980)	$(1,065,649)	$5,258,174	$5,491,214	$8,316,117	$12,830,572
Net Realized Gain	26,221,386	12,724,489	4,518,774	7,105,640	32,128,718	35,204,059
Net Change in Unrealized Appreciation (Depreciation)	(29,063,146)	(21,443,486)	16,755,641	(25,565,671)	(15,314,641)	(92,859,978)

Change in Net Assets from Operations	(3,498,740)	(9,784,646)	26,532,589	(12,968,817)	25,130,194	(44,825,347)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	(4,944,920)	(5,045,919)	(10,474,532)	(14,901,009)
A Shares	—	—	(80,358)	(110,840)	(78,605)	(94,609)
Net Realized Gains:
I Shares	(1,864,677)	—	—	—	(6,082,841)	—
A Shares	(144,714)	—	—	—	(49,337)	—

Total Dividends and Distributions	(2,009,391)	—	(5,025,278)	(5,156,759)	(16,685,315)	(14,995,618)

Change in Net Assets from Capital Transactions	(67,006,289)	(36,442,563)	(11,450,962)	25,707,419	(125,277,294)	(80,568,430)

Change in Net Assets	(72,514,420)	(46,227,209)	10,056,349	7,581,843	(116,832,415)	(140,389,395)

Net Assets:
Beginning of Period	91,934,211	138,161,420	267,061,005	259,479,162	342,292,368	482,681,763

End of Period	$19,419,791	$91,934,211	$277,117,354	$267,061,005	$225,459,953	$342,292,368

Accumulated Net Investment Income (Loss), End of Period	$(95,143)	$(223,004)	$1,158,581	$1,010,397	$(1,530,587)	$(133,144)

See Notes to Financial Statements.

65

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Large Cap Growth Stock Fund		Large Cap Value Equity Fund		Mid-Cap Value Equity Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income (Loss)	$351,522	$(928,107)	$31,103,786	$29,894,827	$30,195,304	$30,594,776
Net Realized Gain (Loss)	86,033,018	64,077,070	154,363,603	(16,071,295)	217,650,368	(71,339,425)
Net Change in Unrealized Appreciation (Depreciation)	(79,684,004)	(33,065,228)	51,750,179	114,627,191	166,437,032	(24,071,656)

Change in Net Assets from Operations	6,700,536	30,083,735	237,217,568	128,450,723	414,282,704	(64,816,305)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(172,924)	—	(22,686,220)	(26,417,003)	(20,301,518)	(24,420,905)
A Shares	—	—	(3,331,162)	(2,211,917)	(4,157,336)	(4,738,614)
C Shares	—	—	(136,410)	(102,279)	(267,995)	(209,525)
Net Realized Gains:
I Shares	(83,174,333)	—	—	—	(4,946,664)	(134,564,441)
A Shares	(19,396,131)	—	—	—	(1,207,086)	(34,877,118)
C Shares	(8,448,313)	—	—	—	(128,159)	(3,269,801)

Total Dividends and Distributions	(111,191,701)	—	(26,153,792)	(28,731,199)	(31,008,758)	(202,080,404)

Change in Net Assets from Capital Transactions	36,206,330	(175,832,011)	(700,801,676)	688,821,039	174,020,747	434,814,980

Change in Net Assets	(68,284,835)	(145,748,276)	(489,737,900)	788,540,563	557,294,693	167,918,271

Net Assets:
Beginning of Period	324,306,973	470,055,249	2,236,243,354	1,447,702,791	2,155,189,598	1,987,271,327

End of Period	$256,022,138	$324,306,973	$1,746,505,454	$2,236,243,354	$2,712,484,291	$2,155,189,598

Accumulated Net Investment Income (Loss), End of Period	$7,574	$(228,630)	$5,925,183	$1,136,349	$5,566,759	$939,982

See Notes to Financial Statements.

66

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Select Large Cap Growth Stock Fund		Small Cap Growth Stock Fund		Small Cap Value Equity Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income (Loss)	$(121,949)	$(245,626)	$(1,284,968)	$(2,337,801)	$19,977,131	$9,989,332
Net Realized Gain	6,410,373	15,888,479	51,688,731	51,132,665	28,098,118	83,216,802
Net Change in Unrealized Appreciation (Depreciation)	(6,845,136)	(15,058,416)	(23,401,388)	(58,542,582)	198,175,851	(67,407,464)

Change in Net Assets from Operations	(556,712)	584,437	27,002,375	(9,747,718)	246,251,100	25,798,670

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	(19,941,813)	(8,676,320)
A Shares	—	—	—	—	(2,324,205)	(766,570)
C Shares	—	—	—	—	(373,428)	(54,101)
Net Realized Gains:
I Shares	(5,021,063)	(1,072,604)	(47,793,289)	—	(35,626,220)	(51,278,812)
A Shares	(160,162)	(17,670)	(2,175,730)	—	(4,786,603)	(6,993,709)
C Shares	(3,312,715)	(447,150)	(1,768,606)	—	(1,033,131)	(1,734,291)

Total Dividends and Distributions	(8,493,940)	(1,537,424)	(51,737,625)	—	(64,085,400)	(69,503,803)

Change in Net Assets from Capital Transactions	(8,043,600)	(47,318,677)	(91,461,953)	(134,668,157)	67,455,286	282,560,720

Change in Net Assets	(17,094,252)	(48,271,664)	(116,197,203)	(144,415,875)	249,620,986	238,855,587

Net Assets:
Beginning of Period	51,347,440	99,619,104	285,854,233	430,270,108	1,376,299,727	1,137,444,140

End of Period	$34,253,188	$51,347,440	$169,657,030	$285,854,233	$1,625,920,713	$1,376,299,727

Accumulated Net Investment Income (Loss), End of Period	$(37,016)	$(64,435)	$—	$(413,414)	$—	$529,817

See Notes to Financial Statements.

67

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

RIDGEWORTH FUNDS    For the Periods Indicated

	Aggressive Growth Allocation Strategy		Conservative Allocation Strategy
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$159,279	$225,879	$803,568	$723,326
Net Realized Gain(a)	2,932,420	817,896	2,726,411	1,230,143
Net Change in Unrealized Appreciation (Depreciation)(a)	(1,765,997)	(969,411)	(574,940)	820,083

Change in Net Assets from Operations	1,325,702	74,364	2,955,039	2,773,552

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(189,120)	(343,349)	(561,768)	(490,584)
A Shares	(36,669)	(55,256)	(382,735)	(301,614)
C Shares	(3,554)	(7,756)	(222,281)	(190,595)
Net Realized Gains:
I Shares	—	—	(262,970)	(173,316)
A Shares	—	—	(196,244)	(114,739)
C Shares	—	—	(152,923)	(102,235)

Total Dividends and Distributions	(229,343)	(406,361)	(1,778,921)	(1,373,083)

Change in Net Assets from Capital Transactions	(2,490,846)	(3,120,637)	207,365	28,380,350

Change in Net Assets	(1,394,487)	(3,452,634)	1,383,483	29,780,819

Net Assets:
Beginning of Period	24,785,572	28,238,206	58,353,968	28,573,149

End of Period	$23,391,085	$24,785,572	$59,737,451	$58,353,968

Accumulated Net Investment Income (Loss), End of Period	$5,342	$16,945	$165,131	$139,542

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

68

STATEMENTS OF CHANGES IN NET ASSETS  (concluded)

RIDGEWORTH FUNDS    For the Periods Indicated

	Growth Allocation Strategy		Moderate Allocation Strategy
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$666,047	$953,611	$2,226,756	$2,803,134
Net Realized Gain(a)	6,750,621	2,801,141	13,099,212	5,801,325
Net Change in Unrealized Depreciation(a)	(2,763,305)	(1,708,870)	(4,143,403)	(1,699,827)

Change in Net Assets from Operations	4,653,363	2,045,882	11,182,565	6,904,632

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(737,505)	(1,157,474)	(2,342,232)	(3,317,278)
A Shares	(120,331)	(193,469)	(305,300)	(387,451)
C Shares	(19,640)	(34,327)	(151,501)	(248,498)
Net Realized Gains:
I Shares	—	—	(2,159,304)	(194,113)
A Shares	—	—	(307,003)	(25,588)
C Shares	—	—	(220,428)	(23,095)

Total Dividends and Distributions	(877,476)	(1,385,270)	(5,485,768)	(4,196,023)

Change in Net Assets from Capital Transactions	(7,939,350)	972,762	(831,115)	13,594,481

Change in Net Assets	(4,163,463)	1,633,374	4,865,682	16,303,090

Net Assets:
Beginning of Period	70,962,875	69,329,501	168,774,980	152,471,890

End of Period	$66,799,412	$70,962,875	$173,640,662	$168,774,980

Accumulated Net Investment Income (Loss), End of Period	$85,158	$91,146	$435,223	$212,972

(a)	Net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) on investments for the Allocation Strategy Funds are primarily attributable to the underlying investments in affiliated investment companies.

See Notes to Financial Statements.

69

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Aggressive Growth Stock Fund
I Shares
Year Ended March 31, 2013	$15.94	$(0.14	)(b)	$0.42	$0.28	$—	$—	$(0.62)	$(0.62)	$15.60	$15,840	1.84%	1.20%	1.21%	(0.98)%	24%
Year Ended March 31, 2012	16.45	(0.15	)(b)	(0.36)	(0.51)	—	—	—	—	15.94	88,132	(3.16)	1.22	1.22	(0.98)	30
Year Ended March 31, 2011	12.86	(0.12	)(b)	3.71	3.59	—	—	—	—	16.45	134,643	27.99	1.19	1.19	(0.89)	53
Year Ended March 31, 2010	7.73	(0.08	)(b)	5.21	5.13	—	—	—	—	12.86	108,754	66.36	1.21	1.21	(0.77)	27
Year Ended March 31, 2009	12.03	(0.09)		(3.99)	(4.08)	—	—	(0.22)	(0.22)	7.73	152,030	(33.89)	1.16	1.16	(0.72)	27
A Shares
Year Ended March 31, 2013	15.54	(0.18	)(b)	0.42	0.24	—	—	(0.62)	(0.62)	15.16	3,580	1.63	1.49	1.53	(1.24)	24
Year Ended March 31, 2012	16.10	(0.18	)(b)	(0.38)	(0.56)	—	—	—	—	15.54	3,803	(3.48)	1.53	1.53	(1.28)	30
Year Ended March 31, 2011	12.62	(0.16	)(b)	3.64	3.48	—	—	—	—	16.10	3,519	27.58	1.49	1.49	(1.19)	53
Year Ended March 31, 2010	7.61	(0.13	)(b)	5.14	5.01	—	—	—	—	12.62	2,502	65.83	1.52	1.52	(1.12)	27
Year Ended March 31, 2009	11.88	(0.12)		(3.93)	(4.05)	—	—	(0.22)	(0.22)	7.61	416	(34.06)	1.46	1.46	(1.01)	27

International Equity Fund
I Shares
Year Ended March 31, 2013	10.74	0.22	(b)	0.89	1.11	(0.21)	—	—	(0.21)	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(b)	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74	261,561	(5.24)	1.29	1.29	2.33	78
Year Ended March 31, 2011	10.71	0.16	(b)	1.02	1.18	(0.27)	—	—	(0.27)	11.62	252,253	11.29	1.27	1.27	1.49	80
Year Ended March 31, 2010	6.38	0.11	(b)	4.28	4.39	(0.06)	—	—	(0.06)	10.71	273,819	68.80	1.25	1.30	1.17	95
Year Ended March 31, 2009	13.77	0.35		(7.28)	(6.93)	(0.25)	—	(0.21)	(0.46)	6.38	185,862	(50.68)	1.24	1.25	2.93	193
A Shares
Year Ended March 31, 2013	10.63	0.18	(b)	0.87	1.05	(0.17)	—	—	(0.17)	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(b)	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63	5,500	(5.48)	1.59	1.59	2.02	78
Year Ended March 31, 2011	10.59	0.13	(b)	1.01	1.14	(0.24)	—	—	(0.24)	11.49	7,227	10.98	1.57	1.57	1.24	80
Year Ended March 31, 2010	6.32	0.09	(b)	4.22	4.31	(0.04)	—	—	(0.04)	10.59	8,104	68.22	1.55	1.59	0.68	95
Year Ended March 31, 2009	13.61	0.33		(7.21)	(6.88)	(0.20)	—	(0.21)	(0.41)	6.32	3,580	(50.84)	1.54	1.54	2.71	193

International Equity Index Fund
I Shares
Year Ended March 31, 2013	11.68	0.32	(b)	0.67	0.99	(0.40)	—	(0.23)	(0.63)	12.04	222,839	8.62	0.73	0.76	2.79	24
Year Ended March 31, 2012	13.52	0.38	(b)	(1.77)	(1.39)	(0.45)	—	—	(0.45)	11.68	339,763	(9.78)	0.72	0.72	3.15	31
Year Ended March 31, 2011	12.72	0.33	(b)	0.86	1.19	(0.39)	—	—	(0.39)	13.52	478,223	9.55	0.66	0.66	2.65	43
Year Ended March 31, 2010	8.75	0.34		4.03	4.37	(0.40)	—	—	(0.40)	12.72	839,582	49.93	0.64	0.64	2.46	36
Year Ended March 31, 2009	17.82	0.60		(9.05)	(8.45)	(0.62)	—	—	(0.62)	8.75	726,931	(47.89)	0.61	0.61	3.63	47
A Shares
Year Ended March 31, 2013	11.59	0.27	(b)	0.68	0.95	(0.37)	—	(0.23)	(0.60)	11.94	2,621	8.33	0.99	1.04	2.42	24
Year Ended March 31, 2012	13.40	0.38	(b)	(1.79)	(1.41)	(0.40)	—	—	(0.40)	11.59	2,529	(10.05)	1.02	1.02	3.11	31
Year Ended March 31, 2011	12.61	0.28	(b)	0.86	1.14	(0.35)	—	—	(0.35)	13.40	4,459	9.23	0.92	0.92	2.25	43
Year Ended March 31, 2010	8.69	0.25		4.05	4.30	(0.38)	—	—	(0.38)	12.61	5,998	49.46	0.94	0.94	1.72	36
Year Ended March 31, 2009	17.67	0.52		(8.93)	(8.41)	(0.57)	—	—	(0.57)	8.69	2,533	(48.04)	0.91	0.91	3.48	47

See Notes to Financial Statements.

70

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2013	$12.95	$0.03	(b)	$0.24	$0.27	$(0.01)	$—	$(4.90)	$(4.91)	$8.31	$167,887	3.64%	0.94%	0.94%	0.23%	40%
Year Ended March 31, 2012	11.55	(0.02	)(b)	1.42	1.40	—	—	—	—	12.95	261,090	12.12	1.07	1.07	(0.17)	19
Year Ended March 31, 2011	9.59	0.01	(b)	1.95	1.96	— (c)	—	—	—	11.55	406,017	20.48	1.04	1.06	0.06	30
Year Ended March 31, 2010	6.57	0.01		3.02	3.03	(0.01)	—	—	(0.01)	9.59	443,918	46.20	0.99	1.04	0.19	62
Year Ended March 31, 2009	9.95	0.04		(3.33)	(3.29)	(0.04)	—	(0.05)	(0.09)	6.57	439,356	(33.16)	0.99	1.03	0.54	85
A Shares
Year Ended March 31, 2013	11.96	—	(b)(c)	0.21	0.21	—	—	(4.90)	(4.90)	7.27	56,511	3.43	1.20	1.20	(0.01)	40
Year Ended March 31, 2012	10.70	(0.05	)(b)	1.31	1.26	—	—	—	—	11.96	45,854	11.78	1.37	1.37	(0.45)	19
Year Ended March 31, 2011	8.91	(0.02	)(b)	1.81	1.79	—	—	—	—	10.70	46,358	20.09	1.34	1.36	(0.24)	30
Year Ended March 31, 2010	6.11	(0.01)		2.81	2.80	—	—	—	—	8.91	44,994	45.90	1.29	1.34	(0.11)	62
Year Ended March 31, 2009	9.27	0.02		(3.11)	(3.09)	(0.02)	—	(0.05)	(0.07)	6.11	35,431	(33.40)	1.30	1.33	0.19	85
C Shares
Year Ended March 31, 2013	10.52	(0.06	)(b)	0.15	0.09	—	—	(4.90)	(4.90)	5.71	31,625	2.69	1.89	1.89	(0.70)	40
Year Ended March 31, 2012	9.48	(0.11	)(b)	1.15	1.04	—	—	—	—	10.52	17,363	10.97	2.07	2.07	(1.15)	19
Year Ended March 31, 2011	7.94	(0.08	)(b)	1.62	1.54	—	—	—	—	9.48	17,680	19.40	2.04	2.06	(0.94)	30
Year Ended March 31, 2010	5.49	(0.06)		2.51	2.45	—	—	—	—	7.94	17,516	44.63	1.99	2.04	(0.81)	62
Year Ended March 31, 2009	8.37	(0.04)		(2.78)	(2.82)	(0.01)	—	(0.05)	(0.06)	5.49	14,046	(33.77)	2.00	2.03	(0.52)	85

Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2013	13.77	0.24	(b)	1.97	2.21	(0.22)	—	—	(0.22)	15.76	1,442,154	16.24	0.89	0.89	1.74	78
Year Ended March 31, 2012	13.47	0.22	(b)	0.28	0.50	(0.20)	—	—	(0.20)	13.77	1,985,434	3.92	0.82	0.82	1.74	110
Year Ended March 31, 2011	11.71	0.18	(b)	1.75	1.93	(0.17)	—	—	(0.17)	13.47	1,348,969	16.69	0.83	0.83	1.48	134
Year Ended March 31, 2010	7.99	0.17		3.72	3.89	(0.17)	—	—	(0.17)	11.71	1,288,962	49.03	0.81	0.82	1.67	105
Year Ended March 31, 2009	12.35	0.25		(4.36)	(4.11)	(0.25)	—	—	(0.25)	7.99	998,608	(33.65)	0.82	0.82	2.50	114
A Shares
Year Ended March 31, 2013	13.70	0.21	(b)	1.95	2.16	(0.19)	—	—	(0.19)	15.67	287,957	15.93	1.16	1.26	1.48	78
Year Ended March 31, 2012	13.41	0.19	(b)	0.27	0.46	(0.17)	—	—	(0.17)	13.70	233,782	3.58	1.12	1.12	1.50	110
Year Ended March 31, 2011	11.66	0.15	(b)	1.74	1.89	(0.14)	—	—	(0.14)	13.41	80,048	16.37	1.13	1.13	1.20	134
Year Ended March 31, 2010	7.96	0.14		3.71	3.85	(0.15)	—	—	(0.15)	11.66	33,805	48.59	1.11	1.12	1.37	105
Year Ended March 31, 2009	12.30	0.24		(4.36)	(4.12)	(0.22)	—	—	(0.22)	7.96	24,385	(33.83)	1.12	1.12	2.17	114
C Shares
Year Ended March 31, 2013	13.50	0.12	(b)	1.92	2.04	(0.12)	—	—	(0.12)	15.42	16,394	15.25	1.75	1.75	0.89	78
Year Ended March 31, 2012	13.21	0.08	(b)	0.29	0.37	(0.08)	—	—	(0.08)	13.50	17,027	2.86	1.82	1.82	0.68	110
Year Ended March 31, 2011	11.49	0.06	(b)	1.72	1.78	(0.06)	—	—	(0.06)	13.21	18,686	15.53	1.83	1.83	0.48	134
Year Ended March 31, 2010	7.87	0.07		3.65	3.72	(0.10)	—	—	(0.10)	11.49	19,823	47.43	1.81	1.82	0.67	105
Year Ended March 31, 2009	12.16	0.16		(4.31)	(4.15)	(0.14)	—	—	(0.14)	7.87	15,410	(34.28)	1.82	1.82	1.46	114

Mid-Cap Value Equity Fund
I Shares
Year Ended March 31, 2013	11.07	0.16	(b)	2.00	2.16	(0.14)	—	(0.03)	(0.17)	13.06	2,168,210	19.73	1.08	1.08	1.44	123
Year Ended March 31, 2012	12.70	0.17	(b)	(0.66)	(0.49)	(0.17)	—	(0.97)	(1.14)	11.07	1,679,244	(2.33)	1.04	1.04	1.56	182
Year Ended March 31, 2011	11.17	0.10	(b)	2.26	2.36	(0.09)	—	(0.74)	(0.83)	12.70	1,710,610	21.89	1.04	1.04	0.91	170
Year Ended March 31, 2010	6.45	0.11		4.73	4.84	(0.12)	—	—	(0.12)	11.17	803,168	75.36	1.03	1.04	1.11	195
Year Ended March 31, 2009	9.58	0.14	(b)	(3.13)	(2.99)	(0.14)	—	—	(0.14)	6.45	231,035	(31.46)	1.07	1.07	1.76	213

See Notes to Financial Statements.

71

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$10.99	$0.13	(b)	$1.98	$2.11	$(0.11)	$—		$(0.03)	$(0.14)	$12.96	$490,381	19.43%	1.34%	1.38%	1.17%	123%
Year Ended March 31, 2012	12.62	0.15	(b)	(0.67)	(0.52)	(0.14)	—		(0.97)	(1.11)	10.99	433,674	(2.63)	1.34	1.34	1.40	182
Year Ended March 31, 2011	11.11	0.08	(b)	2.24	2.32	(0.07)	—		(0.74)	(0.81)	12.62	252,165	21.55	1.35	1.35	0.70	170
Year Ended March 31, 2010	6.42	0.09		4.70	4.79	(0.10)	—		—	(0.10)	11.11	36,756	74.87	1.32	1.34	0.70	195
Year Ended March 31, 2009	9.53	0.12	(b)	(3.12)	(3.00)	(0.11)	—		—	(0.11)	6.42	2,912	(31.64)	1.37	1.37	1.36	213
C Shares
Year Ended March 31, 2013	10.85	0.07	(b)	1.95	2.02	(0.07)	—		(0.03)	(0.10)	12.77	53,893	18.75	1.86	1.86	0.65	123
Year Ended March 31, 2012	12.48	0.07	(b)	(0.66)	(0.59)	(0.07)	—		(0.97)	(1.04)	10.85	42,272	(3.32)	2.04	2.04	0.65	182
Year Ended March 31, 2011	11.02	—	(b)	2.21	2.21	(0.01)	—		(0.74)	(0.75)	12.48	24,496	20.71	2.04	2.04	(0.04)	170
Year Ended March 31, 2010	6.38	0.02		4.67	4.69	(0.05)	—		—	(0.05)	11.02	5,853	73.71	2.03	2.04	0.13	195
Year Ended March 31, 2009	9.47	0.06	(b)	(3.10)	(3.04)	(0.05)	—		—	(0.05)	6.38	1,949	(32.09)	2.07	2.07	0.72	213

Select Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2013	33.89	0.01	(b)	(0.26)	(0.25)	—	—		(6.73)	(6.73)	26.91	19,813	0.37	1.06	1.06	0.04	57
Year Ended March 31, 2012	32.51	(0.04	)(b)	2.24	2.20	—	—		(0.82)	(0.82)	33.89	34,499	7.31	1.05	1.05	(0.13)	66
Year Ended March 31, 2011	27.79	0.02	(b)	4.70	4.72	—	—		—	—	32.51	80,589	16.98	0.99	0.99	0.07	72
Year Ended March 31, 2010	19.74	0.04		8.03	8.07	(0.02)	—	(c)	—	(0.02)	27.79	114,100	40.93	0.96	0.96	0.18	65
Year Ended March 31, 2009	28.32	0.09		(8.60)	(8.51)	(0.06)	(0.01)		—	(0.07)	19.74	95,540	(30.06)	0.95	0.96	0.45	65
A Shares
Year Ended March 31, 2013	33.28	(0.06	)(b)	(0.27)	(0.33)	—	—		(6.73)	(6.73)	26.22	765	0.13	1.33	1.33	(0.21)	57
Year Ended March 31, 2012	32.04	(0.13	)(b)	2.19	2.06	—	—		(0.82)	(0.82)	33.28	796	6.98	1.36	1.36	(0.43)	66
Year Ended March 31, 2011	27.47	(0.06	)(b)	4.63	4.57	—	—		—	—	32.04	698	16.64	1.29	1.29	(0.21)	72
Year Ended March 31, 2010	19.54	(0.03)		7.97	7.94	(0.01)	—	(c)	—	(0.01)	27.47	244	40.65	1.25	1.26	(0.10)	65
Year Ended March 31, 2009	28.06	0.02		(8.52)	(8.50)	(0.01)	(0.01)		—	(0.02)	19.54	175	(30.28)	1.25	1.25	0.04	65
C Shares
Year Ended March 31, 2013	29.90	(0.24	)(b)	(0.29)	(0.53)	—	—		(6.73)	(6.73)	22.64	13,675	(0.58)	2.02	2.02	(0.91)	57
Year Ended March 31, 2012	29.08	(0.31	)(b)	1.95	1.64	—	—		(0.82)	(0.82)	29.90	16,053	6.24	2.06	2.06	(1.13)	66
Year Ended March 31, 2011	25.10	(0.23	)(b)	4.21	3.98	—	—		—	—	29.08	18,332	15.86	1.99	1.99	(0.92)	72
Year Ended March 31, 2010	17.99	(0.19)		7.30	7.11	—	—	(c)	—	—	25.10	19,040	39.52	1.96	1.96	(0.81)	65
Year Ended March 31, 2009	25.98	(0.14)		(7.85)	(7.99)	—	—		—	—	17.99	15,237	(30.75)	1.95	1.95	(0.59)	65

Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2013	17.21	(0.08	)(b)	2.19	2.11	—	—		(3.66)	(3.66)	15.66	152,674	14.20	1.21	1.21	(0.50)	50
Year Ended March 31, 2012	17.17	(0.10	)(b)	0.14 (d)	0.04	—	—		—	—	17.21	267,694	0.23	1.23	1.23	(0.62)	71
Year Ended March 31, 2011	13.32	(0.11	)(b)	3.96	3.85	—	—		—	—	17.17	408,399	28.90	1.23	1.23	(0.81)	112
Year Ended March 31, 2010	8.52	(0.09)		4.89	4.80	—	—		—	—	13.32	358,947	56.34	1.22	1.22	(0.76)	103
Year Ended March 31, 2009	13.53	(0.04)		(4.97)	(5.01)	—	—		—	—	8.52	273,548	(37.03)	1.21	1.21	(0.30)	157
A Shares
Year Ended March 31, 2013	16.18	(0.11	)(b)	2.05	1.94	—	—		(3.66)	(3.66)	14.46	10,226	14.07	1.37	1.37	(0.69)	50
Year Ended March 31, 2012	16.19	(0.14	)(b)	0.13 (d)	(0.01)	—	—		—	—	16.18	10,032	(0.06)	1.54	1.54	(0.91)	71
Year Ended March 31, 2011	12.59	(0.15	)(b)	3.75	3.60	—	—		—	—	16.19	12,235	28.59	1.53	1.53	(1.11)	112
Year Ended March 31, 2010	8.08	(0.12)		4.63	4.51	—	—		—	—	12.59	11,517	55.82	1.52	1.52	(1.06)	103
Year Ended March 31, 2009	12.88	(0.08)		(4.72)	(4.80)	—	—		—	—	8.08	8,294	(37.27)	1.51	1.51	(0.60)	157

See Notes to Financial Statements.

72

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
C Shares
Year Ended March 31, 2013	$13.91	$(0.18	)(b)	$1.70		$1.52	$—	$—		$(3.66)	$(3.66)	$11.77	$6,757	13.30%	2.05%	2.05%	(1.39)%	50%
Year Ended March 31, 2012	14.01	(0.21	)(b)	0.11	(d)	(0.10)	—	—		—	—	13.91	8,129	(0.71)	2.24	2.24	(1.61)	71
Year Ended March 31, 2011	10.98	(0.21	)(b)	3.24		3.03	—	—		—	—	14.01	9,636	27.60	2.23	2.23	(1.81)	112
Year Ended March 31, 2010	7.10	(0.17)		4.05		3.88	—	—		—	—	10.98	8,827	54.65	2.22	2.22	(1.76)	103
Year Ended March 31, 2009	11.38	(0.15)		(4.13)		(4.28)	—	—		—	—	7.10	6,567	(37.61)	2.21	2.21	(1.30)	157

Small Cap Value Equity Fund
I Shares
Year Ended March 31, 2013	13.80	0.20	(b)	2.08		2.28	(0.23)	—		(0.40)	(0.63)	15.45	1,408,597	17.07	1.20	1.20	1.44	27
Year Ended March 31, 2012	14.54	0.12	(b)	(0.07	)(d)	0.05	(0.12)	—		(0.67)	(0.79)	13.80	1,169,093	1.15	1.20	1.20	0.92	46
Year Ended March 31, 2011	11.76	0.10	(b)	2.79		2.89	(0.11)	—		—	(0.11)	14.54	1,002,005	24.68	1.21	1.21	0.82	72
Year Ended March 31, 2010	7.57	0.11		4.20		4.31	(0.12)	—		—	(0.12)	11.76	612,490	57.15	1.21	1.21	1.29	62
Year Ended March 31, 2009	11.17	0.16		(3.44)		(3.28)	(0.16)	—		(0.16)	(0.32)	7.57	316,142	(29.61)	1.21	1.22	1.61	71
A Shares
Year Ended March 31, 2013	13.58	0.15	(b)	2.05		2.20	(0.19)	—		(0.40)	(0.59)	15.19	181,308	16.77	1.50	1.50	1.14	27
Year Ended March 31, 2012	14.33	0.08	(b)	(0.08	)(d)	—	(0.08)	—		(0.67)	(0.75)	13.58	169,100	0.81	1.50	1.50	0.63	46
Year Ended March 31, 2011	11.59	0.06	(b)	2.75		2.81	(0.07)	—		—	(0.07)	14.33	103,365	24.38	1.52	1.52	0.48	72
Year Ended March 31, 2010	7.47	0.07		4.15		4.22	(0.10)	—		—	(0.10)	11.59	17,826	56.66	1.50	1.50	1.00	62
Year Ended March 31, 2009	11.03	0.13		(3.40)		(3.27)	(0.13)	—		(0.16)	(0.29)	7.47	2,243	(29.83)	1.49	1.50	1.34	71
C Shares
Year Ended March 31, 2013	12.98	0.08	(b)	1.95		2.03	(0.14)	—		(0.40)	(0.54)	14.47	36,015	16.17	1.99	1.99	0.65	27
Year Ended March 31, 2012	13.76	(0.01	)(b)	(0.08	)(d)	(0.09)	(0.02)	—		(0.67)	(0.69)	12.98	38,107	0.12	2.20	2.20	(0.08)	46
Year Ended March 31, 2011	11.15	(0.02	)(b)	2.64		2.62	(0.01)	—		—	(0.01)	13.76	32,074	23.51	2.21	2.21	(0.18)	72
Year Ended March 31, 2010	7.20	0.02		3.97		3.99	(0.04)	—		—	(0.04)	11.15	17,601	55.48	2.21	2.21	0.30	62
Year Ended March 31, 2009	10.65	0.09		(3.28)		(3.19)	(0.10)	—		(0.16)	(0.26)	7.20	11,091	(30.14)	1.89	1.89	0.94	71

Aggressive Growth Allocation Strategy(e)
I Shares
Year Ended March 31, 2013	8.50	0.06	(b)	0.48		0.54	(0.09)	—		—	(0.09)	8.95	18,577	6.45	0.40	0.81	0.77	35
Year Ended March 31, 2012	8.57	0.08	(b)	(0.02)		0.06	(0.13)	—		—	(0.13)	8.50	18,993	0.89	0.20	0.45	0.98	55
Year Ended March 31, 2011	7.43	0.05	(b)	1.18		1.23	(0.09)	—		—	(0.09)	8.57	22,524	16.73	0.20	0.52	0.71	19
Year Ended March 31, 2010	5.06	0.10		2.36		2.46	(0.09)	—		—	(0.09)	7.43	22,335	48.74	—	0.33	1.41	23
Year Ended March 31, 2009	10.37	0.11		(3.68)		(3.57)	(0.13)	—	(c)	(1.61)	(1.74)	5.06	13,411	(35.39)	0.20	0.23	1.32	25
A Shares
Year Ended March 31, 2013	8.43	0.04	(b)	0.49		0.53	(0.08)	—		—	(0.08)	8.88	4,110	6.30	0.63	0.90	0.51	35
Year Ended March 31, 2012	8.52	0.05	(b)	(0.03)		0.02	(0.11)	—		—	(0.11)	8.43	4,982	0.42	0.50	0.75	0.61	55
Year Ended March 31, 2011	7.38	0.04	(b)	1.17		1.21	(0.07)	—		—	(0.07)	8.52	4,655	16.48	0.50	0.84	0.51	19
Year Ended March 31, 2010	5.04	0.07		2.34		2.41	(0.07)	—		—	(0.07)	7.38	2,438	48.02	—	0.63	1.03	23
Year Ended March 31, 2009	10.33	0.09		(3.66)		(3.57)	(0.11)	—	(c)	(1.61)	(1.72)	5.04	1,815	(35.50)	0.50	0.53	1.07	25
C Shares
Year Ended March 31, 2013	8.28	(0.01	)(b)	0.46		0.45	(0.04)	—		—	(0.04)	8.69	704	5.47	1.27	1.56	(0.10)	35
Year Ended March 31, 2012	8.39	(0.01	)(b)	(0.02)		(0.03)	(0.08)	—		—	(0.08)	8.28	811	(0.21)	1.20	1.45	(0.12)	55
Year Ended March 31, 2011	7.30	(0.02	)(b)	1.16		1.14	(0.05)	—		—	(0.05)	8.39	1,059	15.70	1.20	1.52	(0.33)	19
Year Ended March 31, 2010	5.00	0.03		2.32		2.35	(0.05)	—		—	(0.05)	7.30	1,554	47.14	—	1.33	0.37	23
Year Ended March 31, 2009	10.29	0.03		(3.65)		(3.62)	(0.06)	—	(c)	(1.61)	(1.67)	5.00	1,076	(36.04)	1.20	1.23	0.39	25

See Notes to Financial Statements.

73

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Conservative Allocation Strategy(e)
I Shares
Year Ended March 31, 2013	$12.27	$0.21	(b)	$0.46	$0.67	$(0.27)	$—	$(0.13)	$(0.40)	$12.54	$27,387	5.55%	0.27%	0.39%	1.72%	40%
Year Ended March 31, 2012	12.07	0.27	(b)	0.38	0.65	(0.34)	—	(0.11)	(0.45)	12.27	21,585	5.61	0.20	0.40	2.24	28
Year Ended March 31, 2011	11.51	0.28	(b)	0.75	1.03	(0.46)	—	(0.01)	(0.47)	12.07	12,897	9.15	0.20	0.66	2.41	28
Year Ended March 31, 2010	9.81	0.27		1.72	1.99	(0.28)	—	(0.01)	(0.29)	11.51	6,310	20.51	0.20	0.53	2.61	29
Year Ended March 31, 2009	11.11	0.44		(1.10)	(0.66)	(0.50)	—	(0.14)	(0.64)	9.81	3,778	(6.06)	0.20	0.36	4.08	48
A Shares
Year Ended March 31, 2013	12.26	0.17	(b)	0.47	0.64	(0.24)	—	(0.13)	(0.37)	12.53	16,940	5.29	0.56	0.68	1.37	40
Year Ended March 31, 2012	12.06	0.22	(b)	0.39	0.61	(0.30)	—	(0.11)	(0.41)	12.26	24,322	5.32	0.50	0.70	1.83	28
Year Ended March 31, 2011	11.51	0.28	(b)	0.71	0.99	(0.43)	—	(0.01)	(0.44)	12.06	8,371	8.73	0.50	0.96	2.35	28
Year Ended March 31, 2010	9.81	0.23		1.74	1.97	(0.26)	—	(0.01)	(0.27)	11.51	3,137	20.25	0.50	0.89	2.27	29
Year Ended March 31, 2009	11.12	0.41		(1.11)	(0.70)	(0.47)	—	(0.14)	(0.61)	9.81	584	(6.42)	0.50	0.67	3.81	48
C Shares
Year Ended March 31, 2013	12.18	0.09	(b)	0.47	0.56	(0.19)	—	(0.13)	(0.32)	12.42	15,410	4.58	1.27	1.35	0.73	40
Year Ended March 31, 2012	11.99	0.15	(b)	0.38	0.53	(0.23)	—	(0.11)	(0.34)	12.18	12,447	4.56	1.20	1.40	1.27	28
Year Ended March 31, 2011	11.44	0.17	(b)	0.74	0.91	(0.35)	—	(0.01)	(0.36)	11.99	7,305	8.07	1.20	1.65	1.47	28
Year Ended March 31, 2010	9.77	0.16		1.71	1.87	(0.19)	—	(0.01)	(0.20)	11.44	4,294	19.29	1.20	1.52	1.61	29
Year Ended March 31, 2009	11.09	0.31		(1.08)	(0.77)	(0.41)	—	(0.14)	(0.55)	9.77	1,973	(7.08)	1.20	1.37	3.17	48

Growth Allocation Strategy(e)
I Shares
Year Ended March 31, 2013	10.64	0.11	(b)	0.68	0.79	(0.15)	—	—	(0.15)	11.28	55,222	7.52	0.40	0.55	1.04	20
Year Ended March 31, 2012	10.56	0.15	(b)	0.15	0.30	(0.22)	—	—	(0.22)	10.64	57,078	3.06	0.20	0.26	1.53	49
Year Ended March 31, 2011	9.52	0.14	(b)	1.13	1.27	(0.23)	—	—	(0.23)	10.56	55,332	13.58	0.20	0.31	1.44	25
Year Ended March 31, 2010	7.02	0.15		2.50	2.65	(0.15)	—	—	(0.15)	9.52	54,407	37.92	0.19	0.24	1.70	21
Year Ended March 31, 2009	11.31	0.23		(2.99)	(2.76)	(0.26)	—	(1.27)	(1.53)	7.02	40,472	(25.01)	0.20	0.21	2.41	28
A Shares
Year Ended March 31, 2013	10.61	0.09	(b)	0.66	0.75	(0.13)	—	—	(0.13)	11.23	8,975	7.16	0.61	0.64	0.84	20
Year Ended March 31, 2012	10.53	0.12	(b)	0.15	0.27	(0.19)	—	—	(0.19)	10.61	11,092	2.76	0.50	0.56	1.22	49
Year Ended March 31, 2011	9.48	0.13	(b)	1.12	1.25	(0.20)	—	—	(0.20)	10.53	10,934	13.35	0.50	0.61	1.35	25
Year Ended March 31, 2010	7.00	0.13		2.48	2.61	(0.13)	—	—	(0.13)	9.48	3,638	37.46	0.49	0.54	1.39	21
Year Ended March 31, 2009	11.28	0.20		(2.98)	(2.78)	(0.23)	—	(1.27)	(1.50)	7.00	2,776	(25.21)	0.49	0.50	2.07	28
C Shares
Year Ended March 31, 2013	10.48	0.02	(b)	0.66	0.68	(0.08)	—	—	(0.08)	11.08	2,602	6.55	1.25	1.28	0.22	20
Year Ended March 31, 2012	10.41	0.05	(b)	0.15	0.20	(0.13)	—	—	(0.13)	10.48	2,793	2.03	1.20	1.26	0.50	49
Year Ended March 31, 2011	9.38	0.04	(b)	1.12	1.16	(0.13)	—	—	(0.13)	10.41	3,063	12.50	1.20	1.31	0.43	25
Year Ended March 31, 2010	6.94	0.07		2.46	2.53	(0.09)	—	—	(0.09)	9.38	3,234	36.53	1.19	1.24	0.69	21
Year Ended March 31, 2009	11.22	0.14		(2.98)	(2.84)	(0.17)	—	(1.27)	(1.44)	6.94	2,844	(25.88)	1.19	1.20	1.37	28

Moderate Allocation Strategy(e)
I Shares
Year Ended March 31, 2013	10.77	0.15	(b)	0.54	0.69	(0.18)	—	(0.17)	(0.35)	11.11	139,912	6.60	0.40	0.43	1.37	29
Year Ended March 31, 2012	10.60	0.20	(b)	0.27	0.47	(0.28)	—	(0.02)	(0.30)	10.77	133,382	4.63	0.20	0.22	1.96	38
Year Ended March 31, 2011	9.84	0.20	(b)	0.90	1.10	(0.34)	—	—	(0.34)	10.60	122,804	11.45	0.20	0.23	2.00	33
Year Ended March 31, 2010	7.76	0.20		2.09	2.29	(0.21)	—	—	(0.21)	9.84	125,016	29.66	0.19	0.21	2.22	21
Year Ended March 31, 2009	10.38	0.29		(2.07)	(1.78)	(0.34)	—	(0.50)	(0.84)	7.76	103,606	(17.47)	0.20	0.21	3.11	31

See Notes to Financial Statements.

74

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$10.75	$0.13	(b)	$0.54	$0.67	$(0.17)	$—	$(0.17)	$(0.34)	$11.08	$19,622	6.36%	0.58%	0.59%	1.19%	29%
Year Ended March 31, 2012	10.58	0.18	(b)	0.26	0.44	(0.25)	—	(0.02)	(0.27)	10.75	20,366	4.33	0.50	0.52	1.70	38
Year Ended March 31, 2011	9.82	0.18	(b)	0.89	1.07	(0.31)	—	—	(0.31)	10.58	14,416	11.11	0.50	0.53	1.79	33
Year Ended March 31, 2010	7.75	0.17		2.08	2.25	(0.18)	—	—	(0.18)	9.82	8,615	29.23	0.49	0.51	1.91	21
Year Ended March 31, 2009	10.37	0.25		(2.06)	(1.81)	(0.31)	—	(0.50)	(0.81)	7.75	5,845	(17.72)	0.50	0.51	2.81	31
C Shares
Year Ended March 31, 2013	10.69	0.06	(b)	0.54	0.60	(0.12)	—	(0.17)	(0.29)	11.00	14,106	5.69	1.20	1.21	0.56	29
Year Ended March 31, 2012	10.52	0.10	(b)	0.27	0.37	(0.18)	—	(0.02)	(0.20)	10.69	15,028	3.60	1.20	1.22	0.95	38
Year Ended March 31, 2011	9.77	0.09	(b)	0.90	0.99	(0.24)	—	—	(0.24)	10.52	15,252	10.29	1.20	1.23	0.95	33
Year Ended March 31, 2010	7.72	0.11		2.07	2.18	(0.13)	—	—	(0.13)	9.77	15,431	28.31	1.19	1.21	1.21	21
Year Ended March 31, 2009	10.34	0.20		(2.07)	(1.87)	(0.25)	—	(0.50)	(0.75)	7.72	12,405	(18.34)	1.20	1.20	2.08	31

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Per share data calculated using average shares outstanding method.

(c)	Rounds to less than $0.005 per share.

(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(e)	The Fund and its shareholders indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds in which the Fund is invested. The expense ratios do not include such expense.

See Notes to Financial Statements.

75

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2013

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (each, a “Fund” and collectively, the “Funds”).

The Aggressive Growth Stock Fund, International Equity Fund and International Equity Index Fund offer I Shares and A Shares. The Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Conservative Allocation Strategy) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Conservative Allocation Strategy A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.75%, if redeemed within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The prices are provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”).

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

76

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, each of the Funds values these securities in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2 in the fair value hierarchy. Certain Funds hold securities or other assets that are denominated in a foreign currency. The Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets.

The assets of Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy and Moderate Allocation Strategy (the “Allocation Strategies”) consist of investments in other funds including affiliated funds (See Note 7), which are valued at their respective daily net asset values. Recognition of net investment income by the Allocation Strategies is affected by the timing of the declaration of dividends by the other Funds in which the Allocation Strategies invest. Also, in addition to the Allocation Strategies’ direct expenses, shareholders bear a proportionate share of the underlying Funds’ expenses.

77

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2013:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Aggressive Growth Stock Fund
Common Stocks[1]	$19,185,915	$—	$—		$19,185,915
Money Market Fund	293,510	—	—		293,510

Total Investments	19,479,425	—	—		19,479,425

International Equity Fund
Common Stocks[1]	266,110,186	—	—		266,110,186
Preferred Stocks[1]	4,186,555	—	—		4,186,555
Short-Term Investment	—	10,253,825	—		10,253,825
Money Market Fund	3,597,807	—	—		3,597,807

Total Investments	273,894,548	10,253,825	—		284,148,373

International Equity Index Fund
Common Stocks[1]	214,620,670	822,565	0	[2]	215,443,235
Preferred Stocks[1]	2,047,678	—	—		2,047,678
Rights[1]	—	—	0	[2]	0	[2]
Exchange Traded Funds	6,983,840	—	—		6,983,840
Trust	50,651	—	—		50,651
Short-Term Investment	—	9,873,673	—		9,873,673
Money Market Fund	13,093	—	—		13,093

Total Investments	223,715,932	10,696,238	0	[2]	234,412,170

Large Cap Growth Stock Fund
Common Stocks[1]	256,179,906	—	—		256,179,906
Short-Term Investment	—	1,226,275	—		1,226,275
Money Market Fund	271,009	—	—		271,009

Total Investments	256,450,915	1,226,275	—		257,677,190

Large Cap Value Equity Fund
Common Stocks[1]	1,713,945,319	—	—		1,713,945,319
Short-Term Investment	—	2,876,625	—		2,876,625
Money Market Fund	31,897,441	—	—		31,897,441

Total Investments	1,745,842,760	2,876,625	—		1,748,719,385

Mid-Cap Value Equity Fund
Common Stocks[1]	2,579,768,037	—	—		2,579,768,037
Short-Term Investment	—	48,345,725	—		48,345,725
Money Market Fund	112,247,598	—	—		112,247,598

Total Investments	2,692,015,635	48,345,725	—		2,740,361,360

Select Large Cap Growth Stock Fund
Common Stocks[1]	33,579,861	—	—		33,579,861
Short-Term Investment	—	257,450	—		257,450
Money Market Fund	1,504,823	—	—		1,504,823

Total Investments	35,084,684	257,450	—		35,342,134

Small Cap Growth Stock Fund
Common Stocks[1]	166,583,551	—	—		166,583,551
Short-Term Investment	—	18,787,977	—		18,787,977
Money Market Fund	784,973	—	—		784,973

Total Investments	167,368,524	18,787,977	—		186,156,501

Small Cap Value Equity Fund
Common Stocks[1]	1,611,627,574	—	—		1,611,627,574
Money Market Fund	14,870,383	—	—		14,870,383

Total Investments	1,626,497,957	—	—		1,626,497,957

78

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Aggressive Growth Allocation Strategy
Equity Funds	$16,039,519	$—	$—	$16,039,519
Fixed Income Funds	3,772,255	—	—	3,772,255
Exchange Traded Funds	3,371,696	—	—	3,371,696
Money Market Fund	256,581	—	—	256,581

Total Investments	23,440,051	—	—	23,440,051

Conservative Allocation Strategy
Equity Funds	16,167,741	—	—	16,167,741
Fixed Income Funds	38,475,387	—	—	38,475,387
Exchange Traded Funds	4,609,898	—	—	4,609,898
Money Market Fund	551,274	—	—	551,274

Total Investments	59,804,300	—	—	59,804,300

Growth Allocation Strategy
Equity Funds	40,393,931	—	—	40,393,931
Fixed Income Funds	17,243,466	—	—	17,243,466
Exchange Traded Funds	8,546,060	—	—	8,546,060
Money Market Fund	714,276	—	—	714,276

Total Investments	66,897,733	—	—	66,897,733

Moderate Allocation Strategy
Equity Funds	76,513,152	—	—	76,513,152
Fixed Income Funds	77,821,449	—	—	77,821,449
Exchange Traded Funds	17,728,037	—	—	17,728,037
Money Market Fund	1,864,534	—	—	1,864,534

Total Investments	$173,927,172	$—	$—	$173,927,172

[1]	Please see the Schedules of Portfolio Investments for Sector or Country Classifications.

[2]	As of March 31, 2013, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, values of similar securities, company specific financial information, and company specific news. For each of these securities there were no changes in the valuation techniques used since the March 31, 2012 annual report. The Level 3 securities comprised less than 0.05% of net assets of the Fund. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of Level 3 securities held at year end have not been presented.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. At March 31, 2013, securities valued at $79,873 were transferred from Level 1 to Level 2 pursuant to the Pricing and Valuation Procedures for International Equity Index Fund.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising due diligence. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared quarterly to shareholders of record, and are paid quarterly, except for the International Equity Fund and the International Equity Index Fund for which distributions are declared and paid annually. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

79

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(d) Expenses and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets or another appropriate basis. Investment income, common expenses, and realized/unrealized capital gains (losses) on investments are allocated to the various share classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific share class are charged directly to the share class.

(e) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the amount actually received.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for the purposes of pursuing their investment objectives, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. The Funds did not hold any derivative instruments during the year ended March 31, 2013.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Funds did not hold any forward foreign currency contracts during the year ended March 31, 2013.

(h) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of a Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of a Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

80

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated funds of the Trust that are not presented in this report. At March 31, 2013, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2013 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	93,304,017	$93,304,017
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%	222,355,346	222,355,346

Total Investments (Cost $315,659,363)		315,659,363
Amount due to Lending Agent		(26,873)

Net Investment Value		$315,632,490

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2013, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Aggressive Growth Stock Fund	$3,614
International Equity Fund	55,062
International Equity Index Fund	84,253
Large Cap Growth Stock Fund	1,432
Large Cap Value Equity Fund	5,678
Mid-Cap Value Equity Fund	602,883
Select Large Cap Growth Stock Fund	367
Small Cap Growth Stock Fund	102,469

(i) Real Estate Investment Trusts — Certain Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made in the following year. The Funds record as dividend income the amount re-characterized as ordinary income and as realized gain the amount re-characterized as long-term capital gain in the Statements of Operations, and the amount re-characterized as a return of capital as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedules of Portfolio Investments. These re-characterizations are reflected in the accompanying financial statements.

(j) Restricted Securities — Certain Funds’ investments are restricted as to resale. All of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board unless stated otherwise in the Funds’ Schedules of Portfolio Investments. As of March 31, 2013, the Funds’ did not have any restricted securities.

(k) Foreign Investment Risks — Certain Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there may to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Please refer to each Fund’s prospectus for additional risk that may be associated with the Funds.

81

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(l) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”), a majority-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment Adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money–management holding company with multiple style-focused investment boutiques (“Subadvisers”). The Subadvisers for each of the Funds, other than the Allocation Strategies which are not subadvised, are as follows: Ceredex Value Advisors LLC serves as the Subadviser for the Large Cap Value Equity Fund, Mid-Cap Value Equity Fund and Small Cap Value Equity Fund; Certium Asset Management LLC serves as the Subadviser for the International Equity Fund and International Equity Index Fund; Silvant Capital Management LLC serves as the Subadviser for the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund; and Zevenbergen Capital Investments LLC serves as the Subadviser for the Aggressive Growth Stock Fund. Zevenbergen Capital Investments LLC is a minority-owned subsidiary of the Investment Adviser. Each of the other Subadvisers is a wholly-owned subsidiary of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Effective August 1, 2012 the investment advisory fees changed as described in the table below. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2013 were as follows:

Fund	Maximum Annual Advisory Fee prior to August 1, 2012	Maximum Annual Advisory Fee as of August 1, 2012	Discounted Annual Advisory Fee	Advisory Fees Waived/ Expense Reimbursed	Net Annual Fees Paid*
Aggressive Growth Stock Fund	1.10%	0.85%	0.95%	(0.01)%	0.94%
International Equity Fund	1.15	0.90	0.98	—	0.98
International Equity Index Fund	0.50	0.45	0.47	(0.03)	0.44
Large Cap Growth Stock Fund	0.97	0.70	0.80	—	0.80
Large Cap Value Equity Fund	0.80	0.70	0.69	(0.02)	0.67
Mid-Cap Value Equity Fund	1.00	0.75	0.77	(0.01)	0.76
Select Large Cap Growth Stock Fund	0.85	0.70	0.75	—	0.75
Small Cap Growth Stock Fund	1.15	0.85	0.96	—	0.96
Small Cap Value Equity Fund	1.15	0.85	0.90	—	0.90
Aggressive Growth Allocation Strategy	0.10	0.10	0.10	(0.38)	—
Conservative Allocation Strategy	0.10	0.10	0.10	(0.11)	—
Growth Allocation Strategy	0.10	0.10	0.10	(0.13)	—
Moderate Allocation Strategy	0.10	0.10	0.10	(0.02)	0.08

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds.

Amounts designated as “—” are 0%.

82

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2013, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2012 – March 31, 2013
Fund	I Shares	A Shares	C Shares
Aggressive Growth Stock Fund	1.29%	1.50%	—%
International Equity Fund	1.37	1.67	—
International Equity Index Fund	0.76	1.02	—
Large Cap Growth Stock Fund	1.16	1.40	2.10
Large Cap Value Equity Fund	0.93	1.18	1.88
Mid-Cap Value Equity Fund	1.14	1.35	1.95
Select Large Cap Growth Stock Fund	1.09	1.39	2.09
Small Cap Growth Stock Fund	1.33	1.60	2.25
Small Cap Value Equity Fund	1.31	1.55	2.15
Aggressive Growth Allocation Strategy	0.50	0.70	1.30
Conservative Allocation Strategy	0.30	0.60	1.30
Growth Allocation Strategy	0.50	0.70	1.30
Moderate Allocation Strategy	0.50	0.70	1.30

For the period April 1, 2012 to July 31, 2012 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares
Aggressive Growth Allocation Strategy	0.20	0.50	1.20
Conservative Allocation Strategy	0.20	0.50	1.20
Growth Allocation Strategy	0.20	0.50	1.20
Moderate Allocation Strategy	0.20	0.50	1.20

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the year ended March 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2013, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2014	2015	2016
Aggressive Growth Stock Fund	$—	$—	$7,685
International Equity Index Fund	—	—	83,256
Large Cap Growth Stock Fund	—	—	373
Large Cap Value Equity Fund	—	—	275,540
Mid-Cap Value Equity Fund	—	—	174,546
Select Large Cap Growth Stock Fund	—	—	71
Small Cap Growth Stock Fund	—	—	24
Small Cap Value Equity Fund	—	—	2,051
Aggressive Growth Allocation Strategy	88,530	63,460	87,752
Conservative Allocation Strategy	93,778	75,713	65,489
Growth Allocation Strategy	73,522	42,458	86,203
Moderate Allocation Strategy	43,102	34,791	36,646

Amounts designated as “—” are $0.

83

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an Administration Agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the RidgeWorth Funds which are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits — The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the year ended March 31, 2013, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A Shares. For the year ended March 31, 2013, the Distributor did not retain any commissions from contingent deferred sales charges assessed on the redemption of Class C Shares. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2013, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee
Aggressive Growth Stock Fund	0.30%	N/A	%
International Equity Fund	0.30	N/A
International Equity Index Fund	0.30	N/A
Large Cap Growth Stock Fund	0.30	1.00
Large Cap Value Equity Fund	0.30	1.00
Mid-Cap Value Equity Fund	0.30	1.00
Select Large Cap Growth Stock Fund	0.30	1.00
Small Cap Growth Stock Fund	0.30	1.00
Small Cap Value Equity Fund	0.30	1.00
Aggressive Growth Allocation Strategy	0.30	1.00
Conservative Allocation Strategy	0.30	1.00
Growth Allocation Strategy	0.30	1.00
Moderate Allocation Strategy	0.30	1.00

Shareholder Servicing Fees — Effective August 1, 2012, the Funds have adopted a shareholder services fee for the I Shares and A Shares. Each of these Funds (or class thereof, as the case may be) may pay to financial institutions that provide certain services to the Funds a services fee. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. Prior to August 1, 2012, the

84

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

International Equity Index Fund had adopted a shareholder services fee for I Shares and A Shares paying a rate of up to 0.15% of the average daily net assets of the classes. The Funds may pay a shareholder services fee up to an annual rate of average daily net assets of a Fund’s I Shares or A Shares as follows:

Fund	Maximum Shareholder Servicing Fee for I Shares and A Shares Effective August 1, 2012
Aggressive Growth Stock Fund	0.40%
International Equity Fund	0.40
International Equity Index Fund	0.40
Large Cap Growth Stock Fund	0.40
Large Cap Value Equity Fund	0.40
Mid-Cap Value Equity Fund	0.40
Select Large Cap Growth Stock Fund	0.40
Small Cap Growth Stock Fund	0.40
Small Cap Value Equity Fund	0.40
Aggressive Growth Allocation Strategy	0.40
Conservative Allocation Strategy	0.20
Growth Allocation Strategy	0.40
Moderate Allocation Strategy	0.40

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the year ended March 31, 2013, the Investment Adviser was paid $1,475,865 for these services. Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided Chief Compliance Officer Support Services until May 31, 2012. FCS continues to provide an Anti-Money Laundering Officer/ Identity Theft Prevention Officer (“AML Officer”) to the Trust. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided a Principal Financial Officer (“PFO”) and Treasurer to the Trust until August 30, 2012. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS, FMS and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receives an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the years ended March 31 were as follows:

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Aggressive Growth Stock Fund

I Shares
3/31/2013	788,384	557,942	33,966	(5,894,902)	(4,514,610)	$11,308,991	$8,812,408	$516,966	$(87,762,071)	$(67,123,706)
3/31/2012	1,626,118	—	—	(4,278,976)	(2,652,858)	24,729,051	—	—	(61,567,383)	(36,838,332)

A Shares
3/31/2013	59,421	211,048	8,544	(287,462)	(8,449)	850,407	3,249,658	126,281	(4,108,929)	117,417
3/31/2012	96,875	—	—	(70,855)	26,020	1,408,939	—	—	(1,013,170)	395,769

85

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
International Equity Fund

I Shares
3/31/2013	304,538	—	416,386	(1,649,890)	(928,966)	$3,324,959	$—	$4,701,003	$(18,175,126)	$(10,149,164)
3/31/2012	5,596,283	—	496,938	(3,450,251)	2,642,970	58,713,472	—	4,596,680	(36,444,961)	26,865,191

A Shares
3/31/2013	46,148	—	6,677	(173,706)	(120,881)	456,522	—	74,655	(1,832,975)	(1,301,798)
3/31/2012	16,937	—	11,129	(139,420)	(111,354)	190,384	—	101,939	(1,450,095)	(1,157,772)

International Equity Index Fund

I Shares
3/31/2013	4,332,693	—	1,348,589	(16,251,788)	(10,570,506)	48,282,851	—	15,845,914	(189,428,895)	(125,300,130)
3/31/2012	6,420,490	—	1,268,810	(13,983,334)	(6,294,034)	76,107,924	—	12,916,486	(168,138,240)	(79,113,830)

A Shares
3/31/2013	40,234	—	9,776	(48,644)	1,366	462,359	—	114,083	(553,606)	22,836
3/31/2012	8,711	—	8,483	(131,926)	(114,732)	101,387	—	85,763	(1,641,750)	(1,454,600)

Large Cap Growth Stock Fund

I Shares
3/31/2013	8,762,312	3,492,724	6,542,464	(18,751,521)	45,979	79,445,415	28,329,532	60,617,967	(182,678,497)	(14,285,583)
3/31/2012	5,811,589	—	—	(20,795,612)	(14,984,023)	64,833,009	—	—	(233,393,457)	(168,560,448)

A Shares
3/31/2013	158,522	2,081,782	2,317,669	(616,140)	3,941,833	1,681,719	14,767,859	18,358,150	(6,317,343)	28,490,385
3/31/2012	88,664	—	—	(587,259)	(498,595)	942,481	—	—	(6,211,143)	(5,268,662)

C Shares
3/31/2013	132,952	2,887,824	1,226,477	(358,038)	3,889,215	1,079,328	16,103,232	7,826,769	(3,007,801)	22,001,528
3/31/2012	25,221	—	—	(240,228)	(215,007)	231,204	—	—	(2,234,105)	(2,002,901)

Large Cap Value Equity Fund

I Shares
3/31/2013	25,077,003	—	1,207,277	(78,972,114)	(52,687,834)	354,165,533	—	16,765,852	(1,086,885,991)	(715,954,606)
3/31/2012	69,828,153	—	1,587,865	(27,326,887)	44,089,131	879,686,571	—	19,627,732	(347,454,062)	551,860,241

A Shares
3/31/2013	5,227,404	—	233,944	(4,154,538)	1,306,810	72,308,180	—	3,234,975	(57,728,124)	17,815,031
3/31/2012	13,741,624	—	176,882	(2,820,367)	11,098,139	171,860,902	—	2,178,699	(35,196,794)	138,842,807

C Shares
3/31/2013	27,761	—	9,206	(235,035)	(198,068)	386,924	—	125,947	(3,174,972)	(2,662,101)
3/31/2012	108,014	—	7,922	(269,169)	(153,233)	1,371,194	—	95,112	(3,348,315)	(1,882,009)

Mid-Cap Value Equity Fund

I Shares
3/31/2013	62,732,655	—	1,925,608	(50,367,052)	14,291,211	719,919,716	—	22,073,312	(555,762,209)	186,230,819
3/31/2012	85,512,061	1,410,657	14,126,079	(84,002,281)	17,046,516	959,791,303	18,547,460	135,070,674	(920,320,239)	193,089,198

A Shares
3/31/2013	11,406,198	—	461,060	(13,492,122)	(1,624,864)	129,440,290	—	5,246,696	(150,886,423)	(16,199,437)
3/31/2012	38,483,179	428,187	4,089,224	(23,508,479)	19,492,111	421,347,757	5,590,801	38,636,252	(245,373,665)	220,201,145

C Shares
3/31/2013	995,372	—	28,006	(701,152)	322,226	11,399,374	—	318,911	(7,728,920)	3,989,365
3/31/2012	1,858,431	299,574	314,555	(538,556)	1,934,004	20,487,726	3,865,760	2,918,706	(5,747,555)	21,524,637

Select Large Cap Growth Stock Fund

I Shares
3/31/2013	37,628	—	190,215	(509,604)	(281,761)	1,203,212	—	4,850,470	(15,353,795)	(9,300,113)
3/31/2012	178,231	—	30,988	(1,670,169)	(1,460,950)	5,493,891	—	859,924	(51,071,793)	(44,717,978)

A Shares
3/31/2013	83	—	6,442	(1,257)	5,268	2,453	—	160,161	(33,901)	128,713
3/31/2012	2,726	—	648	(1,223)	2,151	81,352	—	17,670	(35,232)	63,790

C Shares
3/31/2013	4,832	—	140,854	(78,515)	67,171	135,280	—	3,029,774	(2,037,254)	1,127,800
3/31/2012	3,845	—	16,543	(113,852)	(93,464)	105,263	—	406,292	(3,176,044)	(2,664,489)

86

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Shares Issued	Shares Issued- Merger	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Issued- Merger	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Small Cap Growth Stock Fund

I Shares
3/31/2013	2,798,661	—	2,789,975	(11,396,095)	(5,807,459)	$45,926,399	$—	$42,259,903	$(180,400,770)	$(92,214,468)
3/31/2012	6,885,739	—	—	(15,121,362)	(8,235,623)	112,609,048	—	—	(243,856,993)	(131,247,945)

A Shares
3/31/2013	60,266	—	149,202	(122,170)	87,298	903,912	—	2,088,761	(1,867,429)	1,125,244
3/31/2012	46,254	—	—	(182,012)	(135,758)	696,531	—	—	(2,724,957)	(2,028,426)

C Shares
3/31/2013	4,954	—	143,157	(158,324)	(10,213)	64,955	—	1,652,832	(2,090,516)	(372,729)
3/31/2012	36,444	—	—	(139,651)	(103,207)	462,006	—	—	(1,853,792)	(1,391,786)

Small Cap Value Equity Fund

I Shares
3/31/2013	29,517,746	—	3,934,578	(27,033,313)	6,419,011	394,490,003	—	54,130,475	(368,373,204)	80,247,274
3/31/2012	37,845,538	—	4,784,661	(26,796,563)	15,833,636	502,225,850	—	57,746,278	(354,015,396)	205,956,732

A Shares
3/31/2013	2,673,326	—	502,626	(3,692,806)	(516,854)	36,010,599	—	6,803,700	(49,797,465)	(6,983,166)
3/31/2012	6,644,955	—	624,588	(2,029,258)	5,240,285	88,266,630	—	7,388,778	(26,759,201)	68,896,207

C Shares
3/31/2013	242,514	—	96,752	(786,699)	(447,433)	3,113,186	—	1,253,054	(10,175,062)	(5,808,822)
3/31/2012	867,408	—	143,037	(405,163)	605,282	11,163,851	—	1,616,134	(5,072,204)	7,707,781

Aggressive Growth Allocation Strategy

I Shares
3/31/2013	350,315	—	21,814	(531,727)	(159,598)	2,953,940	—	182,013	(4,430,143)	(1,294,190)
3/31/2012	775,231	—	45,062	(1,212,010)	(391,717)	6,050,805	—	332,307	(9,645,702)	(3,262,590)

A Shares
3/31/2013	31,340	—	4,364	(163,451)	(127,747)	259,482	—	36,257	(1,351,281)	(1,055,542)
3/31/2012	139,029	—	7,235	(102,089)	44,175	1,123,365	—	52,911	(805,786)	370,490

C Shares
3/31/2013	4,422	—	431	(21,962)	(17,109)	35,875	—	3,554	(180,543)	(141,114)
3/31/2012	4,171	—	1,016	(33,429)	(28,242)	32,250	—	7,268	(268,055)	(228,537)

Conservative Allocation Strategy

I Shares
3/31/2013	1,022,598	—	50,141	(648,506)	424,233	12,555,695	—	613,108	(7,992,721)	5,176,082
3/31/2012	1,479,451	—	41,087	(829,810)	690,728	17,650,865	—	480,880	(9,940,112)	8,191,633

A Shares
3/31/2013	275,304	—	45,505	(952,163)	(631,354)	3,384,054	—	556,374	(11,592,246)	(7,651,818)
3/31/2012	1,571,627	—	32,743	(314,989)	1,289,381	18,713,370	—	383,291	(3,788,403)	15,308,258

C Shares
3/31/2013	399,970	—	26,155	(206,682)	219,443	4,893,645	—	317,879	(2,528,423)	2,683,101
3/31/2012	530,270	—	17,513	(135,393)	412,390	6,296,542	—	202,612	(1,618,695)	4,880,459

Growth Allocation Strategy

I Shares
3/31/2013	1,299,488	—	69,802	(1,834,564)	(465,274)	13,790,952	—	737,347	(19,498,083)	(4,969,784)
3/31/2012	1,698,468	—	119,766	(1,695,316)	122,918	17,146,643	—	1,156,952	(17,156,100)	1,147,495

A Shares
3/31/2013	58,650	—	11,031	(316,332)	(246,651)	624,908	—	116,319	(3,380,801)	(2,639,574)
3/31/2012	202,080	—	19,155	(214,430)	6,805	2,051,893	—	183,884	(2,141,808)	93,969

C Shares
3/31/2013	19,707	—	1,761	(53,088)	(31,620)	207,384	—	18,512	(555,888)	(329,992)
3/31/2012	21,820	—	3,521	(53,175)	(27,834)	222,213	—	33,212	(524,127)	(268,702)

Moderate Allocation Strategy

I Shares
3/31/2013	3,122,940	—	413,981	(3,326,842)	210,079	33,410,361	—	4,414,077	(36,008,340)	1,816,098
3/31/2012	3,726,374	—	341,449	(3,265,148)	802,675	38,576,165	—	3,435,555	(33,442,177)	8,569,543

A Shares
3/31/2013	98,860	—	54,504	(277,543)	(124,179)	1,059,492	—	580,399	(2,975,776)	(1,335,885)
3/31/2012	812,948	—	38,473	(318,697)	532,724	8,378,039	—	386,242	(3,275,586)	5,488,695

C Shares
3/31/2013	74,145	—	32,577	(230,845)	(124,123)	792,237	—	345,909	(2,449,474)	(1,311,328)
3/31/2012	145,884	—	25,304	(214,543)	(43,355)	1,498,055	—	251,332	(2,213,144)	(463,757)

87

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2013 were as follows:

Fund	Purchases	Sales and Maturities
Aggressive Growth Stock Fund	$15,397,932	97,753,294
International Equity Fund	133,981,825	147,566,974
International Equity Index Fund	72,372,234	205,230,932
Large Cap Growth Stock Fund	105,286,467	228,021,432
Large Cap Value Equity Fund	1,401,069,758	1,608,377,480
Mid-Cap Value Equity Fund	2,871,809,792	2,631,050,358
Select Large Cap Growth Stock Fund	22,996,772	38,605,398
Small Cap Growth Stock Fund	117,939,620	260,821,053
Small Cap Value Equity Fund	461,902,750	386,000,725
Aggressive Growth Allocation Strategy	7,798,872	9,586,681
Conservative Allocation Strategy	23,410,309	23,519,576
Growth Allocation Strategy	13,253,670	20,972,168
Moderate Allocation Strategy	49,876,771	52,128,519

6.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities) such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2013 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Stock Fund	$9,459,961	$10,165,303	$(145,839)	$10,019,464
International Equity Fund	245,963,832	43,247,861	(5,063,320)	38,184,541
International Equity Index Fund	155,305,689	87,813,556	(8,707,075)	79,106,481
Large Cap Growth Stock Fund	189,826,719	68,700,710	(850,239)	67,850,471
Large Cap Value Equity Fund	1,397,180,335	353,283,956	(1,744,906)	351,539,050
Mid-Cap Value Equity Fund	2,443,545,277	320,483,635	(23,667,552)	296,816,083
Select Large Cap Growth Stock Fund	28,023,883	7,521,147	(202,896)	7,318,251
Small Cap Growth Stock Fund	146,762,413	43,685,510	(4,291,422)	39,394,088
Small Cap Value Equity Fund	1,300,012,448	356,469,337	(29,983,828)	326,485,509
Aggressive Growth Allocation Strategy	21,454,842	2,824,211	(839,002)	1,985,209
Conservative Allocation Strategy	58,001,959	2,882,601	(1,080,260)	1,802,341
Growth Allocation Strategy	60,723,811	8,165,297	(1,991,375)	6,173,922
Moderate Allocation Strategy	161,689,721	16,673,596	(4,436,145)	12,237,451

88

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The tax character of distributions paid to shareholders during the year ended March 31, 2013 was as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
Aggressive Growth Stock Fund	$—	$2,009,391	$—	$2,009,391
International Equity Fund	5,025,278	—	—	5,025,278
International Equity Index Fund	10,553,137	6,132,178	—	16,685,315
Large Cap Growth Stock Fund	1,385,081	109,806,620	—	111,191,701
Large Cap Value Equity Fund	26,153,792	—	—	26,153,792
Mid-Cap Value Equity Fund	31,008,758	—	—	31,008,758
Select Large Cap Growth Stock Fund	—	8,493,940	—	8,493,940
Small Cap Growth Stock Fund	—	51,737,625	—	51,737,625
Small Cap Value Equity Fund	23,854,316	40,231,084	—	64,085,400
Aggressive Growth Allocation Strategy	229,343	—	—	229,343
Conservative Allocation Strategy	1,277,134	501,787	—	1,778,921
Growth Allocation Strategy	877,476	—	—	877,476
Moderate Allocation Strategy	2,799,033	2,686,735	—	5,485,768

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2013.

**	Net Investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2012 were as follows:

	Distributions paid from
Fund	Net Investment Income**	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid*
International Equity Fund	$5,156,759	$—	$—	$5,156,759
International Equity Index Fund	14,995,618	—	—	14,995,618
Large Cap Value Equity Fund	28,731,199	—	—	28,731,199
Mid-Cap Value Equity Fund	176,422,446	25,657,958	—	202,080,404
Select Large Cap Growth Stock Fund	—	1,537,424	—	1,537,424
Small Cap Value Equity Fund	23,492,580	46,011,223	—	69,503,803
Aggressive Growth Allocation Strategy	406,361	—	—	406,361
Conservative Allocation Strategy	1,030,834	342,249	—	1,373,083
Growth Allocation Strategy	1,385,270	—	—	1,385,270
Moderate Allocation Strategy	3,953,227	242,796	—	4,196,023

*	Total distributions paid are recognized on a when declared basis for the year ended March 31, 2012.

**	Net investment income includes taxable market discount income and net short-term capital gains, if any.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation**	Loss Carryforwards And Deferrals	Total
Aggressive Growth Stock Fund	$ —	$911,947	$10,019,464	$(4,086,617)	$6,844,794
International Equity Fund	1,108,983	—	38,201,971	(291,232,150)	(251,921,196)
International Equity Index Fund	2,880,222	22,829,404	79,101,385	—	104,811,011
Large Cap Growth Stock Fund	432,258	19,467,426	67,850,471	(6,559,495)	81,190,660
Large Cap Value Equity Fund	11,719,010	74,818,189	351,539,050	—	438,076,249
Mid-Cap Value Equity Fund	160,740,166	12,326,520	296,816,083	—	469,882,769
Select Large Cap Growth Stock Fund	—	2,189,121	7,318,252	(171,799)	9,335,574
Small Cap Growth Stock Fund	2,718,205	4,084,933	39,394,089	—	46,197,227
Small Cap Value Equity Fund	8,510,324	24,400,936	326,485,688	—	359,396,948

89

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net Unrealized Appreciation**	Loss Carryforwards And Deferrals	Total
Aggressive Growth Allocation Strategy	$5,342	$2,296,470	$1,985,209	$—	$4,287,021
Conservative Allocation Strategy	141,819	2,351,443	1,802,341	—	4,295,603
Growth Allocation Strategy	56,060	5,935,728	6,173,922	—	12,165,710
Moderate Allocation Strategy	310,429	11,065,744	12,237,451	—	23,613,624

**	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, return of capital adjustments, forward contracts marked to market and partnership basis adjustments.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, the post-enactment accumulated short-term and long-term capital loss carryforwards were as follows:

Fund	Short Term	Long Term	Total
Aggressive Growth Stock Fund*	$2,132,646	$—	$2,132,646
International Equity Fund	2,478,067	—	2,478,067

*	Of the $2,750,901 of capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $618,255 of capital loss carryforward was utilized. The remaining $2,132,646 has no expiration date.

As of March 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2017	2018	Total
Aggressive Growth Stock Fund*	$1,857,837	$—	$1,857,837
International Equity Fund	57,407,718	231,346,365	288,754,083
Large Cap Growth Stock Fund**	6,559,495	—	6,559,495

*	Of the $20,295,452 of capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $18,437,615 was written off as capital loss carryforward lost unused. The remaining $1,857,837 will expire in 2017.

**	Of the $136,363,735 of capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, $129,669,456 was written off as capital loss carryforward lost unused, $134,784 was utilized, and the remaining $6,559,495, will expire in 2017.

Amounts designated as “—” are $0.

During the year ended March 31, 2013, the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Aggressive Growth Stock Fund	$20,867,404
Large Cap Growth Stock Fund	134,784
Large Cap Value Equity Fund	71,161,454
Mid-Cap Value Equity Fund	57,099,581
Aggressive Growth Allocation Strategy	365,462
Growth Allocation Strategy	579,855

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. During the year ended March 31, 2013, the following Funds had net capital losses:

Fund	Short Term
Select Large Cap Growth Stock Fund	$134,783

90

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses, (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31, as occurring on the first day of the following tax year. For the year ended March 31, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until April 1, 2013.

For the year ended March 31, 2013 the following Funds had net realized loss attributed to redemption in-kind transactions:

Fund	Amount
Large Cap Value Equity Fund	$5,949,499
Mid-Cap Value Equity Fund	15,523,169
Small Cap Value Equity Fund	8,248,498

7.	Investments in Affiliated Issuers

Affiliated holdings are holdings in mutual funds which are managed by the Investment Adviser or an affiliate of the Investment Adviser or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Investment Adviser was paid an investment advisory fee by the affiliated investments listed beneath its name below. Investments in affiliated issuers at March 31, 2013 were as follows:

Name of Affiliated Issuer	Share Balance at March 31, 2012	Purchases	Sales	Share Balance at March 31, 2013	Value at March 31, 2013	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Aggressive Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	58,984	1,659	57,815	2,828	$44,110	$—	$1,679	$258,708
RidgeWorth Corporate Bond Fund	—	37,409	36,561	848	7,886	4,769	10,709	(11,340)
RidgeWorth High Income Fund	—	35,463	—	35,463	259,590	9,608	—	—
RidgeWorth Intermediate Bond Fund	—	121,240	105,822	15,418	158,960	9,471	31,236	(29,992)
RidgeWorth International Equity Fund	134,752	15,426	31,517	118,661	1,381,209	23,148	—	(45,151)
RidgeWorth International Equity Index Fund	42,588	230	40,546	2,272	27,354	861	500	112,272
RidgeWorth Large Cap Core Growth Stock Fund*	19,637	546	20,183	—	—	402	—	94,268
RidgeWorth Large Cap Growth Stock Fund*	312,005	300,062	58,042	554,025	4,603,948	3,077	1,713,364	27,974
RidgeWorth Large Cap Value Equity Fund	365,675	21,182	83,546	303,311	4,780,176	69,179	—	77,695
RidgeWorth Mid-Cap Value Equity Fund	186,519	11,660	47,870	150,309	1,963,033	21,739	4,895	19,289
RidgeWorth Seix Floating Rate High Income Fund	—	17,638	—	17,638	159,802	3,023	—	—
RidgeWorth Seix High Yield Fund	—	26,407	—	26,407	270,932	10,360	—	—
RidgeWorth Select Large Cap Growth Stock Fund	72,234	18,517	31,802	58,949	1,586,308	—	423,761	(7,351)
RidgeWorth Small Cap Growth Stock Fund	65,338	12,661	25,450	52,549	822,910	—	160,345	71,344
RidgeWorth Small Cap Value Equity Fund	80,398	4,897	31,543	53,752	830,471	12,968	20,586	33,020
RidgeWorth Total Return Bond Fund	—	253,200	—	253,200	2,732,023	23,512	31,586	—
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	—	22,902	4,902	18,000	183,062	992	—	98

Total					$19,811,774	$193,109	$2,398,661	$600,834

91

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Name of Affiliated Issuer	Share Balance at March 31, 2012	Purchases	Sales	Share Balance at March 31, 2013	Value at March 31, 2013	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
Conservative Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	34,502	304	32,210	2,596	$40,493	$—	$1,542	$27,128
RidgeWorth Corporate Bond Fund	399,052	24,651	414,322	9,381	87,240	93,293	129,916	(69,433)
RidgeWorth High Income Fund	312,910	34,960	25,586	322,284	2,359,120	137,489	—	(14,378)
RidgeWorth Intermediate Bond Fund	1,283,517	53,885	1,186,257	151,145	1,558,300	179,800	361,231	(358,153)
RidgeWorth International Equity Fund	119,564	17,202	21,094	115,672	1,346,426	23,195	—	(23,928)
RidgeWorth International Equity Index Fund	34,303	222	30,798	3,727	44,872	1,412	820	18,212
RidgeWorth Large Cap Core Growth Stock Fund*	14,086	143	14,229	—	—	363	1,951,091	54,970
RidgeWorth Large Cap Growth Stock Fund*	340,816	295,553	56,247	580,122	4,820,812	3,703	—	(12,116)
RidgeWorth Large Cap Value Equity Fund	303,899	59,765	54,921	308,743	4,865,788	63,277	—	(29,545)
RidgeWorth Mid-Cap Value Equity Fund	171,419	3,814	24,681	150,552	1,966,211	21,792	5,277	(31,468)
RidgeWorth Seix Floating Rate High Income Fund	95,875	91,396	7,822	179,449	1,625,811	46,180	—	(4,146)
RidgeWorth Seix High Yield Fund	228,754	46,175	18,717	256,212	2,628,730	148,705	—	(12,439)
RidgeWorth Select Large Cap Growth Stock Fund	46,118	22,203	15,049	53,272	1,433,559	—	345,187	(81,178)
RidgeWorth Small Cap Growth Stock Fund	53,100	11,583	12,205	52,478	821,805	—	168,287	(2,412)
RidgeWorth Small Cap Value Equity Fund	65,426	3,020	14,868	53,578	827,775	12,386	21,535	(4,447)
RidgeWorth Total Return Bond Fund	988,955	1,706,666	90,984	2,604,637	28,104,035	312,025	305,241	(5,942)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	261,098	2,090	55,504	207,684	2,112,151	19,538	—	2,201

Total					$54,643,128	$1,063,158	$3,290,127	$(547,074)

Growth Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	129,023	418	124,369	5,072	$79,121	$—	$3,012	$579,085
RidgeWorth Corporate Bond Fund	131,474	12,272	139,812	3,934	36,587	32,215	27,537	(24,828)
RidgeWorth High Income Fund	173,470	15,238	—	188,708	1,381,342	81,210	—	—
RidgeWorth Intermediate Bond Fund	651,423	23,313	608,233	66,503	685,642	91,324	141,813	(138,046)
RidgeWorth International Equity Fund	302,580	26,240	24,936	303,884	3,537,211	57,986	834	(33,710)
RidgeWorth International Equity Index Fund	98,718	226	95,154	3,790	45,629	1,436	—	169,001

92

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Name of Affiliated Issuer	Share Balance at March 31, 2012	Purchases	Sales	Share Balance at March 31, 2013	Value at March 31, 2013	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Large Cap Core Growth Stock Fund*	36,529	171	36,700	—	$—	$809	$—	$180,719
RidgeWorth Large Cap Growth Stock Fund*	739,646	730,413	93,129	1,376,930	11,442,285	7,930	4,378,350	(6,180)
RidgeWorth Large Cap Value Equity Fund	856,761	46,583	129,065	774,279	12,202,644	170,370	—	131,031
RidgeWorth Mid-Cap Value Equity Fund	380,007	6,871	7,968	378,910	4,948,568	52,101	12,599	8,723
RidgeWorth Seix Floating Rate High Income Fund	51,439	28,117	—	79,556	720,775	24,378	—	—
RidgeWorth Seix High Yield Fund	123,150	14,097	—	137,247	1,408,156	83,062	—	—
RidgeWorth Select Large Cap Growth Stock Fund	156,674	42,007	50,249	148,432	3,994,315	—	1,058,431	(185,217)
RidgeWorth Small Cap Growth Stock Fund	136,340	27,879	32,559	131,660	2,061,798	—	414,698	38,075
RidgeWorth Small Cap Value Equity Fund	167,652	6,700	39,571	134,781	2,082,360	31,449	53,224	5,882
RidgeWorth Total Return Bond Fund	425,766	742,759	18,553	1,149,972	12,408,201	148,568	150,880	(5,949)
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	32,860	26,409	—	59,269	602,763	2,836	—	—

Total					$57,637,397	$785,674	6,241,378	$1,089,020

Moderate Allocation Strategy
RidgeWorth Aggressive Growth Stock Fund	225,271	6,537	231,808	—	$ —	$ —	$7,330	$1,018,274
RidgeWorth Corporate Bond Fund	572,586	46,314	598,944	19,956	185,588	145,632	164,077	(137,311)
RidgeWorth High Income Fund	781,935	71,232	36,657	816,510	5,976,854	357,656	—	(7,698)
RidgeWorth Intermediate Bond Fund	2,703,723	170,717	2,745,169	129,271	1,332,785	402,379	738,993	(879,933)
RidgeWorth International Equity Fund	521,778	55,532	21,477	555,833	6,469,892	111,809	—	(15,893)
RidgeWorth International Equity Index Fund	173,746	1,404	157,104	18,046	217,272	6,839	3,971	246,680
RidgeWorth Large Cap Core Growth Stock Fund*	63,307	1,986	65,293	—	—	1,839	—	275,641
RidgeWorth Large Cap Growth Stock Fund*	1,325,098	1,301,143	—	2,626,241	21,824,059	16,744	8,821,533	—
RidgeWorth Large Cap Value Equity Fund	1,496,149	130,795	146,073	1,480,871	23,338,522	332,130	—	111,287
RidgeWorth Mid-Cap Value Equity Fund	668,249	74,869	15,860	727,258	9,497,992	98,443	24,200	17,188
RidgeWorth Seix Floating Rate High Income Fund	259,639	103,192	—	362,831	3,287,250	122,208	—	—
RidgeWorth Seix High Yield Fund	554,601	50,552	25,988	579,165	5,942,234	358,480	—	(7,521)
RidgeWorth Select Large Cap Growth Stock Fund	255,580	71,224	51,779	275,025	7,400,915	—	1,624,912	(91,221)
RidgeWorth Small Cap Growth Stock Fund	230,143	59,630	43,117	246,656	3,862,625	—	798,999	20,531
RidgeWorth Small Cap Value Equity Fund	283,014	20,241	50,706	252,549	3,901,875	59,527	103,632	17,191

93

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Name of Affiliated Issuer	Share Balance at March 31, 2012	Purchases	Sales	Share Balance at March 31, 2013	Value at March 31, 2013	Dividend Income	Realized Gain Distributions	Net Realized Gain (Loss)
RidgeWorth Total Return Bond Fund	2,029,716	3,367,734	—	5,397,450	$58,238,486	$640,335	$618,540	$—
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	196,300	104,394	19,647	281,047	2,858,252	16,892	—	974

Total					$154,334,601	$2,670,913	$12,906,187	$568,189

*	On March 1, 2013, RidgeWorth Large Cap Core Growth Stock Fund reorganized into the RidgeWorth Large Cap Growth Stock Fund.

8.	Reorganizations

On March 1, 2012, the Board approved the reorganization of the RidgeWorth Emerging Growth Stock Fund (the “Target Fund”) into the RidgeWorth Aggressive Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. On April 27, 2012, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Appreciation/ (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
I Shares	648,340	557,942	$3,917,300	$8,812,408
A Shares	245,671	211,048	(490,875)	3,249,658

The combined net assets of the Acquiring Fund immediately after the reorganization were $96,324,650.

Assuming the acquisition had been completed on April 1, 2012, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2013, were as follows:

Net Investment Income (Loss)	$(669,132)
Net Realized and Unrealized Gains/Losses on Investments	$(3,193,533)
Net Increase/Decrease in Net Assets resulting from Operations	$(3,862,665)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2013.

On November 15, 2012, the Board approved the reorganization of the RidgeWorth Large Cap Core Growth Stock Fund (the “Target Fund”) into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust. On March 1, 2013, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies.

Target Fund	Shares Prior to Reorganization	Shares Issued by the Acquiring Fund	Appreciation/ (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
I Shares	1,821,8212	3,492,724	$1,320,267	$28,329,532
A Shares	941,421	2,081,782	5,571,278	14,767,859
C Shares	1,066,645	2,887,824	(868,310)	16,103,232

The combined net assets of the Acquiring Fund immediately after the reorganization were $199,407,507.

94

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

Assuming the acquisition had been completed on April 1, 2012, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2013, were as follows:

Net Investment Income (Loss)	$ 676,967
Net Realized and Unrealized Gains/Losses on Investments	$8,895,676
Net Increase/Decrease in Net Assets resulting from Operations	$9,572,643

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of March 31, 2013.

9.	Recent Accounting Pronouncements

In December 2011, Accounting Standards Update (“ASU”) No.2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU No.2011-11 may have on the Funds’ financial statement disclosures.

10.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

Management was notified of SunTrust’s intent to liquidate their pension positions in the International Equity Fund and the International Equity Index Fund. As of March 31, 2013, these amounts were $247,972,106 and $163,368,013, respectively. This redemption is anticipated to occur in late May, 2013.

95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RIDGEWORTH FUNDS    March 31, 2013

To the Board of Trustees and Shareholders of

RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Growth Stock Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Aggressive Growth Allocation Strategy, Conservative Allocation Strategy, Growth Allocation Strategy, and Moderate Allocation Strategy (thirteen of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 24, 2013

Boston, Massachusetts

96

OTHER FEDERAL TAX INFORMATION

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

The following Funds have designated long term capital gain distributions as follows:

Fund	Amount
Aggressive Growth Stock Fund	$2,009,391
International Equity Index Fund	6,132,178
Large Cap Growth Stock Fund	109,806,620
Select Large Cap Growth Stock Fund	8,493,940
Small Cap Growth Stock Fund	51,737,625
Small Cap Value Equity Fund	40,231,084
Conservative Allocation Strategy	501,787
Moderate Allocation Strategy	2,686,735

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the year ended March 31, 2013 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deduction
Large Cap Growth Stock Fund	100.00%
Large Cap Value Equity Fund	100.00
Mid-Cap Value Equity Fund	22.47
Small Cap Value Equity Fund	98.71
Aggressive Growth Allocation Strategy	61.62
Conservative Allocation Strategy	10.83
Growth Allocation Strategy	33.58
Moderate Allocation Strategy	21.82

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to shareholders under Section 853 of the Internal Revenue Code. For the year ended March 31, 2013, International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $289,152 and $404,226 respectively.

For the year ended March 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Equity Fund	91.89%
International Equity Index Fund	59.48
Large Cap Growth Stock Fund	100.00
Large Cap Value Equity Fund	100.00
Mid-Cap Value Equity Fund	22.61
Small Cap Value Equity Fund	99.15
Aggressive Growth Allocation Strategy	75.63
Conservative Allocation Strategy	13.41
Growth Allocation Strategy	42.00
Moderate Allocation Strategy	26.47

The RidgeWorth International Equity Fund and International Equity Index Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.

Fund	Foreign Source Income	Foreign Tax Expense
International Equity Fund	$8,675,528	$289,152
International Equity Index Fund	10,713,291	404,226

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders will receive more detailed information with their 2013 Form 1099-DIV.

97

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 59	Trustee	Indefinite; since 2012	Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Office Managing Partner (2003-2009), KPMG LLP.	33	None
Jeffrey M. Biggar Age: 63	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2011); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	33	GenSpring Trust
George C. Guynn Age: 70	Trustee	Indefinite; since 2008	Retired. President (1996-2006) and Chief Executive Officer (1995-2006) Federal Reserve Bank of Atlanta.	33	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods Inc.; Acuity Brands Inc.; GenSpring Trust
Sidney E. Harris Age: 63	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	33	Total System Services, Inc.; GenSpring Trust
Warren Y. Jobe Age: 72	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982-1998) and Senior Vice President, Southern Company (1998-2001).	33	WellPoint, Inc; UniSource Energy Corp.
Connie D. McDaniel Age: 55	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	33	None

98

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 40	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 58	Executive Vice President and Chief Compliance Officer	One year; since 2011

Managing Director of Fund Compliance, RidgeWorth Investments (since 2011);

Executive Vice President and Chief Compliance Officer of the ING Funds (2004-2011); Chief Compliance Officer of ING Investments, LLC (2006-2008 and October 2009-2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006-2008 and 2009-2011).

Denise R. Lewis RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 49	Treasurer and Chief Financial Officer	One year; since August 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006-2012).
Benjamin H. Lowe RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 35	Assistant Treasurer	One year; since March 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005-2011).
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 38	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).[1]
James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 47	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).
Francine S. Hayes State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 45	Secretary and Chief Legal Officer	One year; since August 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 1995).[1]
Julie Tedesco State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 55	Assistant Secretary	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).[1]

[1]	During the year indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

99

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Ceredex Value Advisors LLC, Certium Asset Management LLC, Silvant Capital Management LLC, and Zevenbergen Capital Investments LLC (collectively, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 11, 2012, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 15, 2012, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. The Board

100

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

101

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Shareholder Meeting Results

A special meeting of shareholders (“Meeting”) of the RidgeWorth Large Cap Core Growth Stock Fund (“Fund”) was held on February 11, 2013.

The Meeting was held to consider and act on the following proposal: To approve an Amendment to the Distribution and Service Plan for A Shares to increase the 12b-1 fee applicable to A Shares of the Fund.

The number of shares outstanding on the record date (December 17, 2012), the number of shares represented at the Meeting, and the details of the voting with respect to the Proposal is shown below. The Proposal received the required number of affirmative votes for approval.

Shares Outstanding	Shares Represented	Affirmative Votes	Objecting Votes	Abstaining Votes
967,859	492,039	415,738	19,741	56,560

102

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,106.60	$6.14	1.17%
	A Shares	1,000.00	1,106.00	7.40	1.41
International Equity Fund	I Shares	1,000.00	1,117.30	5.54	1.05
	A Shares	1,000.00	1,115.30	7.28	1.38
International Equity Index Fund	I Shares	1,000.00	1,109.00	3.89	0.74
	A Shares	1,000.00	1,107.20	5.20	0.99
Large Cap Growth Stock Fund	I Shares	1,000.00	1,047.00	4.34	0.85
	A Shares	1,000.00	1,046.59	5.46	1.07
	C Shares	1,000.00	1,042.81	9.17	1.80
Large Cap Value Equity Fund	I Shares	1,000.00	1,139.40	5.01	0.94
	A Shares	1,000.00	1,137.90	6.29	1.18
	C Shares	1,000.00	1,134.70	9.10	1.71
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,178.40	5.97	1.10
	A Shares	1,000.00	1,177.30	7.27	1.34
	C Shares	1,000.00	1,174.50	9.65	1.78
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,021.80	5.14	1.02
	A Shares	1,000.00	1,020.60	6.55	1.30
	C Shares	1,000.00	1,017.00	9.96	1.98
Small Cap Growth Stock Fund	I Shares	1,000.00	1,118.64	6.23	1.18
	A Shares	1,000.00	1,119.22	6.71	1.27
	C Shares	1,000.00	1,115.33	10.18	1.93
Small Cap Value Equity Fund	I Shares	1,000.00	1,183.78	6.59	1.21
	A Shares	1,000.00	1,182.72	8.16	1.50
	C Shares	1,000.00	1,179.35	10.32	1.90
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,072.70	2.58	0.50
	A Shares	1,000.00	1,072.00	3.62	0.70
	C Shares	1,000.00	1,067.60	6.70	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,031.90	1.52	0.30
	A Shares	1,000.00	1,030.40	3.04	0.60
	C Shares	1,000.00	1,027.40	6.57	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,065.90	2.58	0.50
	A Shares	1,000.00	1,064.10	3.50	0.68
	C Shares	1,000.00	1,061.80	6.58	1.28
Moderate Allocation Strategy	I Shares	1,000.00	1,049.10	2.55	0.50
	A Shares	1,000.00	1,048.50	3.22	0.63
	C Shares	1,000.00	1,044.60	6.17	1.21

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (182) in the most recent fiscal half-year divided by the number of days in the fiscal year (365).

**	Annualized.

103

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Aggressive Growth Stock Fund	I Shares	$1,000.00	$1,019.10	$5.89	1.17%
	A Shares	1,000.00	1,017.90	7.09	1.41
International Equity Fund	I Shares	1,000.00	1,019.70	5.29	1.05
	A Shares	1,000.00	1,018.05	6.94	1.38
International Equity Index Fund	I Shares	1,000.00	1,021.24	3.73	0.74
	A Shares	1,000.00	1,020.00	4.99	0.99
Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.69	4.28	0.85
	A Shares	1,000.00	1,019.60	5.39	1.07
	C Shares	1,000.00	1,015.96	9.05	1.80
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.24	4.73	0.94
	A Shares	1,000.00	1,019.05	5.94	1.18
	C Shares	1,000.00	1,016.40	8.60	1.71
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.45	5.54	1.10
	A Shares	1,000.00	1,018.25	6.74	1.34
	C Shares	1,000.00	1,016.06	8.95	1.78
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,019.85	5.14	1.02
	A Shares	1,000.00	1,018.45	6.54	1.30
	C Shares	1,000.00	1,015.06	9.95	1.98
Small Cap Growth Stock Fund	I Shares	1,000.00	1,019.05	5.94	1.18
	A Shares	1,000.00	1,018.60	6.39	1.27
	C Shares	1,000.00	1,015.31	9.70	1.93
Small Cap Value Equity Fund	I Shares	1,000.00	1,018.90	6.09	1.21
	A Shares	1,000.00	1,017.45	7.54	1.50
	C Shares	1,000.00	1,015.46	9.55	1.90
Aggressive Growth Allocation Strategy	I Shares	1,000.00	1,022.44	2.52	0.50
	A Shares	1,000.00	1,021.44	3.53	0.70
	C Shares	1,000.00	1,018.45	6.54	1.30
Conservative Allocation Strategy	I Shares	1,000.00	1,023.44	1.51	0.30
	A Shares	1,000.00	1,021.94	3.02	0.60
	C Shares	1,000.00	1,018.45	6.54	1.30
Growth Allocation Strategy	I Shares	1,000.00	1,022.44	2.52	0.50
	A Shares	1,000.00	1,021.54	3.43	0.68
	C Shares	1,000.00	1,018.55	6.44	1.28
Moderate Allocation Strategy	I Shares	1,000.00	1,022.44	2.52	0.50
	A Shares	1,000.00	1,021.79	3.18	0.63
	C Shares	1,000.00	1,018.90	6.09	1.21

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (182) in the most recent fiscal half-year divided by the number of days in the fiscal year (365).

**	Annualized.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

104

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

105

INVESTMENT ADVISER:

RidgeWorth Investments®

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Ceredex Value Advisors LLC

Lincoln Plaza, Suite 1600

300 South Orange Avenue

Orlando, Florida 32801

www.ceredexvalue.com

Certium Asset Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.certiumllc.com

Silvant Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.silvantcapital.com

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, Washington 98101

www.zci.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-EQ-0313

Collective Strength. Individual Insight.®

2013 ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2013

RidgeWorth Investments® is the trade name of RidgeWorth Capital Management, Inc.

Collective Strength. Individual Insight.® is a federally  registered service mark of RidgeWorth Investments.®

TABLE OF CONTENTS

RIDGEWORTH FUNDS    March 31, 2013

LETTER TO SHAREHOLDERS

RIDGEWORTH FUNDS    March 31, 2013

Dear Valued Client,

We are pleased to report that both the economy and the broader markets continued to recover over the past year, despite persistent global economic and financial challenges. We are also pleased to report that RidgeWorth Funds maintained its strong long-term investment performance record. This update will discuss recent events and identify what we anticipate for both the broad economy and the capital markets in 2013.

Before we begin, we want to thank you, our valued RidgeWorth Funds’ shareholders, for your continued business and support. We focus all of our efforts on helping you achieve your investment goals, and we are grateful that you have placed your confidence in us. Our sole mission is to earn your trust through providing competitive investment performance and excellent client service. We sincerely hope we have met your expectations in both of these measures and we look forward to continuing as your asset manager in the future.

In last year’s letter, we discussed why we remained positive regarding our outlook for the economy and the markets: improving job growth, a continued recovery in housing, low interest rates, accommodative global monetary policy, and reasonable equity valuations. However, we cautioned that many of the challenges that affected the markets over the past several years would likely remain, including fiscal and financial strains in the European Union (“EU”), persistent unemployment, volatile energy prices, and record federal deficits. We also added to that list the growing political dysfunction in Washington and the potential damage that could result from going over the “fiscal cliff.” We suggested that the net effect of these forces would likely be continued, but slower than normal growth, and that this would persuade the Federal Reserve (“Fed”) to maintain its low interest rate policy.

Indeed, the economy experienced a soft growth patch at the beginning of the latest fiscal year that ended March 31, 2013. This sluggishness countered much of the unexpected strength early in 2012, and prompted many analysts to lower growth and earnings forecasts. While growth slowed noticeably, we believe it is important to note that employers did not use the environment to initiate a new round of corporate restructuring and effect widespread layoffs. Instead, they continued to leverage the improved efficiencies won during the painful recession and maintained cyclically solid profit margins, an important sign of stability. Moreover, underneath the surface strains in the economy, the consumer showed steady improvement as shown in increased auto purchases, higher home sales and prices, and falling loan delinquency rates. The steady, though only modest, growth in employment and incomes along with improving home values allowed the consumer to continue rebuilding his battered balance sheet and confidence.

While the consumer and business segments of the economy continue to recover, the federal government struggled with record budget deficits and unsustainable long-term spending commitments. The fiscal cliff battles resulted in higher payroll and income tax rates at the beginning of 2013, while efforts to reach a long-range budget compromise only resulted in a painful sequester fallback agreement that began on March 1, 2013. The effects on the economy of both of these events are only just beginning.

Against the generally improving domestic economic backdrop, the rest of the global economy experienced some weakness as shown in the recession in the EU and deceleration in the emerging market economies such as China and Brazil. With global economic growth still soft by historic standards, financial strains remained a key focus for central banks, and policy makers around the globe are feeling pressure to contain and alleviate the mounting stress. The banking failure in the tiny island nation of Cyprus in March 2013 reinforced the notion that the work to restore economic and financial stability is not over.

Despite worrisome events, strains, and crosswinds, both here and overseas, U.S. equity markets generated healthy returns and finished at record highs on the last day of March 2013. The benchmark S&P 500 Index returned just under 14% (13.96%) including dividends for the twelve months ended March 31, 2013, which was above the long-term average annual gain. The Russell Mid-Cap and the Russell 2000 (small cap) indices rose an even more impressive 17.30% and 16.30%, respectively. Defensive sectors such as Health Care, Consumer Staples, and Telecommunications outperformed during the 12 months, and the Value style bested the Growth style following an extended period of underperformance. Markets outside the U.S. improved but lagged domestic indices, with the MSCI EAFE and MSCI Emerging Markets indices up 11.27% and 1.96%, respectively.

Fixed income markets also shared in the advance during the past year, helped by the Fed’s decision to continue buying securities and from the global turmoil, supporting the belief that the U.S. Treasury market is the safest haven in the world. However, with Treasury yields hovering near record low levels, many investors preferred higher-yielding corporate and high yield bonds, which significantly outperformed the 3.77% gain in the Barclays Aggregate Bond Index.

LETTER TO SHAREHOLDERS (concluded)

RIDGEWORTH FUNDS    March 31, 2013

RidgeWorth Funds continued to maintain its record of strong long-term performance as 75% of our Funds beat their Lipper Peer Group medians for the 5-year period ended March 31, 20131. In addition, 75% of our Funds finished in the first or second quartile for the 10-year period1.

Looking ahead domestically, we expect the below-average growth and low inflation that characterized 2012 to continue in 2013, though we believe many of the economic headwinds of recent years, such as excess consumer leverage, may further dissipate. We anticipate modest job gains with less drag from the state and local governments and we believe housing will remain a neutral to positive influence on growth, wealth, and confidence. Corporate balance sheets are strong, cash positions are substantial, and inventories do not appear bloated, suggesting limited downside risk. Globally, we expect continued accommodative monetary policies and low interest rates. Valuations rose in the first quarter but they are still relatively attractive, in historical terms.

All that said, with the economy expanding the risks of setbacks should not be minimized. Key metrics we are following, in addition to those mentioned above, remain job growth, political, fiscal and monetary policy, EU stability efforts, income growth, housing prices, transportation data, stability in operating and net margins, consensus earnings, and cash flow estimates.

We believe the markets will continue to offer opportunities to investors, but they will be more selective and company-specific, an environment that fits well with RidgeWorth’s bottom-up approach to security selection. We at RidgeWorth wish to again thank you for the trust and confidence you have placed in us, and we look forward to another good year together.

Sincerely,

Ashi Parikh

Chairman, CEO, CIO

RidgeWorth Investments®

[1]	For the period ended March 31, 2013, 50% (16/32), 56% (18/32), 75% (24/32) and 75% (21/28) of the RidgeWorth Funds (I Shares) beat their Lipper peer group medians for the 1-, 3-, 5- and 10-year periods, respectively. The Lipper rankings are as of March 31, 2013, for I Shares only, based on total returns and do not reflect a sales charge. ©2013 Lipper Leader, Reuters. All Rights Reserved. Lipper Ratings are according to Lipper, a Thomson Reuters Company. Past performance is not indicative of future results.

CORE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Core Bond Fund returned 3.53% (I Shares) versus 3.77% for the Barclays Capital U.S. Aggregate Bond Index. For longer-time periods, performance of the Fund has exceeded the index at 5.65% versus 5.52% over 3 years and 6.39% versus 5.47% over 5 years.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, with the lower rated, higher beta segments of the market benefitting the most and providing robust excess returns. With that backdrop, the Fund’s overweight in spread product (all fixed income securities that trade at a spread over a comparable U.S. Treasury Security) was a positive contributor to performance. Security selection within corporate bonds was a modest drag as positioning was fairly defensive, while mortgage-backed security (MBS) selection contributed to the Fund’s return via several off-index allocations (collateralized mortgage obligations [CMOs] and delegated underwriting and servicing [DUS] bonds). A void in government-related risk was also a drag on performance. Strategic yield curve positioning was not a part of performance this year.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and less exposed to risk markets/spread sectors relative to positioning at earlier points in the recovery. An overabundance of complacency exists globally and warrants caution.

The Fund is currently at an index weighting in corporate bonds, down slightly from 1.2x the index weight at the beginning of the fiscal year. This is a low in corporate bond exposure compared to the last several years. The positioning remains defensive, focusing on industrial exposure while maintaining a longstanding underweight in money center bank exposure. While still overweight residential mortgage-backed securities (RMBS), we have reduced the weighting versus the index from 1.3x to 1.1x over the course of the fiscal year. Positioning within RMBS continues to be overweight 15-year collateral and the usage of structure (CMOs) for prepayment protection and convexity. A modest overweight in commercial mortgage-backed securities (CMBS) persists and the exposure remains near the top of the capital structure. The Fund is void the government-related sector, as the spread offered does not adequately compensate for the risk.

CORE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Core Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.20%	5.33%	6.07%	5.02%
	with sales charge*	-1.67%	3.63%	5.03%	4.51%
R Shares^		3.15%	5.10%	5.69%	4.51%
I Shares		3.53%	5.65%	6.39%	5.37%
Barclays Capital U.S. Aggregate Bond Index		3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]					Gross
A Shares					0.71%
R Shares					1.03%
I Shares					0.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Shares expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

CORPORATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

International investing involves increased risk and volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Corporate Bond Fund returned 6.71% (I Shares) versus 7.47% for the Barclays Capital U.S. Corporate Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, with the higher beta segments of the market benefitting the most and providing robust excess returns. The Fund’s defensive positioning amidst this long “risk on” period was the driver of underperformance.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and less exposed to higher beta sectors relative to positioning at earlier points in the recovery. An overabundance of complacency exists globally and warrants caution.

We remain defensively positioned, overweighting the industrial sector while maintaining a longstanding underweight in money center bank exposure. Money center bank balance sheets remain opaque, leverage ratios remain elevated and profitability going forward will be dictated more by cost-cutting than expanding market share or new lines of business. Spreads fail to reflect this new operating environment, never mind the massive regulatory overhaul that is already underway.

CORPORATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate Index, which covers U.S. dollar-denominated, investment grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. The Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Corporate Bond Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/08/03	6.39%	7.27%	6.86%	N/A	6.02%
	with sales charge*		1.32%	5.55%	5.83%	N/A	5.47%
C Shares	without CDSC	11/30/01	5.67%	6.52%	6.11%	5.59%	N/A
	with CDSC*		4.68%	6.52%	6.11%	5.59%	N/A
I Shares		11/30/01	6.71%	7.56%	7.18%	6.53%	N/A
Barclays Capital U.S. Corporate Index			7.47%	8.12%	7.88%	6.05%	6.02%

Prospectus Expense Ratio[1]							Gross
A Shares							0.89%
C Shares							1.58%
I Shares							0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

GEORGIA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 5.44% versus an average return of 5.17% for the Lipper Georgia Municipal Debt Objective and a 5.25% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing out of the curve (according to Barclays Capital). Relative to the Index, the Fund maintains a higher allocation to the cash equivalent, 7-year, 10-year, 20-year, and long bond sectors and a lower allocation to all other maturity sectors, as of March 31, 2013. Additionally, relative to the Index, the Fund maintained a higher allocation to securities rated AAA and A, and a lower allocation to securities in the AA and BAA rating categories. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality) with BBB and above being called investment grade securities. BB and below are considered below investment grade securities. Trading activity and portfolio events during the period resulted in exposure to the less than 1-year, 1-year, 3-year, and 10-year sectors being increased, and exposure to the 5-year, 20-year, and long bond sectors being reduced. The 5, 10, and 30-year generic AAA rated municipal bond yields declined 0.14%, 0.20% and 0.30%, respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Yield curve positioning contributed to the Fund’s outperformance for the period. Although the Fund reduced exposure to bonds with final maturities of 17 years and longer, the Fund still maintains a small overweight of this maturity range relative to the Index. The long bond sector outperformed the 5-year sector by 4.22% for the fiscal year ended March 31, 2013 (according to Barclays Capital).

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of the Fund’s holdings should remain high relative to its peers.

GEORGIA TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	5.27%	5.25%	5.20%	3.93%
	with sales charge*	0.25%	3.56%	4.17%	3.42%
I Shares		5.44%	5.38%	5.36%	4.10%
Barclays Capital U.S. Municipal Bond Index		5.25%	6.23%	6.10%	5.01%

Prospectus Expense Ratio[1]					Gross
A Shares					0.74%
I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

HIGH GRADE MUNICIPAL BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in the Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 7.12% versus an average return of 6.31% for the Lipper General & Insured Municipal Debt Objective and 5.25% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing out of the curve (according to Barclays Capital). Relative to the Index the Fund maintained a higher allocation to the cash equivalent, 6-8 years, 17-22 years, and long (22+ years) maturity buckets as of March 31, 2013. Additionally, relative to the Index, the Fund maintains an overweight to AAA and A rated securities while underweight the lower rated investment grade paper. The 5, 10, and 30-year generic AAA rated municipal bond yields declined 0.14%, 0.20% and 0.30%, respectively, over the fiscal year (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Yield curve positioning contributed to the Fund’s outperformance for the period versus the Index. The long bond sector outperformed the10-year sector by 2.05% for the fiscal year ended March 31, 2013 (according to Barclays Capital). Overweights of the hospital, education, leasing and transportation sectors also contributed to the Fund’s outperformance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group. Barclays BBB-rated Index returned 6.50% for the fiscal year ended March 31, 2013, versus the AAA Index return of 3.78% for the same period.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of the Fund’s holdings should remain high relative to its peers.

HIGH GRADE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	6.97%	7.22%	6.45%	4.56%
	with sales charge*	1.86%	5.49%	5.42%	4.05%
I Shares		7.12%	7.35%	6.59%	4.72%
Barclays Capital U.S. Municipal Bond Index		5.25%	6.23%	6.10%	5.01%

Prospectus Expense Ratio[1]					Gross
A Shares					0.79%
I Shares					0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

HIGH INCOME FUND

Portfolio Managers

•	Brian Nold, M.D.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The 13.17% return of the High Income Fund (I Shares) for the fiscal year ended March 31, 2013 was 0.04% ahead of the 13.13% return of the Barclays Capital U.S. Corporate High Yield Bond Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s positive return can be attributed to beneficial security selection in a number of industries, including Finance, Energy, Health Care, Telecommunications and Media as well as an overweighting in Telecommunications. Partially offsetting the positive factors was unfavorable security selection in Technology and Gaming as well as the modest holding of cash in a rising market.

How do you plan to position the Fund, based on market conditions?

Given the double digit returns for the fiscal year ended March 31, 2013, we have generally worked to increase protection against interest rate and default risk. The Fund is overweighed in B-rated bonds that are less sensitive to changes in interest rates compared to BB-rated bonds. Over the past twelve months, we lowered exposure to CCC rated bonds so that the Fund is less exposed to a possible spike in defaults that could be linked to a downturn in the economy. We are maintaining the Fund’s underweighting in cyclical sectors, such as Chemicals, Construction and Paper, as well as non-US issuers, especially European banks. The Fund is overweighed the benchmark in non-cyclical Food and Service sectors as well as in industries with solid asset coverage, including Broadcasting, Energy and Telecommunications. Energy and Telecommunications. Cash is being made available from calls as well as strategic sales when positions reach their target returns. Proceeds are being reinvested primarily in opportunities provided through the new issue market.

HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Corporate High Yield Bond Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
A Shares	without sales charge	10/27/03	12.88%	10.22%	11.22%	N/A	9.16%
	with sales charge*		7.57%	8.44%	10.14%	N/A	8.60%
R Shares^		05/04/94	12.61%	9.83%	10.79%	9.44%	N/A
I Shares		10/03/01	13.17%	10.54%	11.55%	10.28%	N/A
Barclays Capital U.S. Corporate High Yield Bond Index			13.13%	11.24%	11.65%	10.12%	9.12%

Prospectus Expense Ratio[1]							Gross
A Shares							1.01%
R Shares							1.31%
I Shares							0.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

INTERMEDIATE BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Intermediate Bond Fund returned 3.24% (I Shares) versus 3.53% for the Barclays Capital Intermediate U.S. Government/Credit Bond Index (the “Index”). For a 5-year period, performance of the Fund has exceeded the Index at 5.26% versus 4.61%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, with the lower rated, higher beta segments of the market benefitting the most and providing robust excess returns. With that backdrop, the Fund’s overweight in spread product (all fixed income securities that trade at a spread over a comparable U.S. Treasury Security) was a positive contributor to performance. Security selection within corporate bonds was a modest drag as positioning was fairly defensive. A void in government-related risk was also a drag on performance. Opportunistic exposure to agency-only residential mortgage-backed securities (RMBS) again contributed positively to the Fund’s performance. Strategic yield curve positioning was not a part of performance this year.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and less exposed to risk markets/spread sectors relative to positioning at earlier points in the recovery. An overabundance of complacency exists globally and warrants caution.

The Fund is currently at an index weighting in corporate bonds, down slightly from 1.2x the index weight at the beginning of the fiscal year. This is a low in corporate bond exposure compared to the last several years. The positioning remains defensive, focusing on industrial exposure while maintaining a longstanding underweight in money center bank exposure. The Fund continues to have an opportunistic overweight in agency—only residential mortgage-backed securities (RMBS). The RMBS exposure is primarily 15-year collateral. The Fund is void the government-related sector, as the spread offered does not adequately compensate for the risk.

INTERMEDIATE BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, which measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (the U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, and have $250 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Intermediate Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	06/30/99	2.85%	4.19%	4.98%	4.56%
	with sales charge*		–2.02%	2.50%	3.97%	4.06%
R Shares		06/30/99	2.58%	3.77%	4.52%	4.12%
I Shares		06/30/99	3.24%	4.47%	5.26%	4.81%
Barclays Capital Intermediate U.S. Government/Credit Bond Index			3.53%	4.75%	4.61%	4.49%

Prospectus Expense Ratio[1]						Gross
A Shares						0.63%
R Shares						1.04%
I Shares						0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date for A Shares and R Shares is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund and performance is based on the performance of I Shares. During the period 10/16/07 through 1/17/08, R Shares did not have any shareholders. Historical performance based on the predecessor fund or on the I Shares has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.
1	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Portfolio Manager

•	Ronald Schwartz, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 4.87% versus an average return of 4.28% for the Lipper Intermediate Municipal Debt Objective and 4.19% total return for the Barclays Capital U.S. 1-15 Year Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing out of the curve (according to Barclays Capital). Relative to the Index the Fund maintained a higher allocation to the cash equivalent, 6-8 years, 8-12 years, 17-22 years, and long (22+ years) maturity buckets as of March 31, 2013. Additionally, relative to the Index, the Fund maintains an overweight to AAA rated securities while underweight the lower rated investment grade paper. 5, 10, and 30-year generic AAA rated municipal bond yields declined 0.14%, 0.20% and 0.30%, respectively, over the fiscal year (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Yield curve positioning contributed to the Fund’s outperformance for the period versus the Index. The long bond sector outperformed the 5-year sector by 4.28% for the fiscal year ended March 31, 2013 (according to Barclays Capital). Overweights of the hospital, education, special tax, and water/sewer sectors also contributed to the Fund’s outperformance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group. Barclays BBB-rated Index returned 6.50% for the fiscal year ended March 31, 2013, versus the AAA Index return of 3.78% for the same period.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of the Fund’s holdings should remain high relative to its peers.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index is composed of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Investment Grade Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	4.75%	5.61%	5.69%	4.47%
	with sales charge*	–0.20%	3.91%	4.66%	3.96%
I Shares		4.87%	5.85%	5.96%	4.79%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		4.19%	5.26%	5.43%	4.59%

Prospectus Expense Ratio[1]					Gross
A Shares					0.91%
I Shares					0.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

LIMITED DURATION FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Limited Duration Fund returned 1.08% (I Shares) versus 0.08% for the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Income was the performance driver as the Fund was invested in various short average life securitized assets that offer income at a reasonable price.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find reason for caution. In our view, central bank aggression has fostered an overabundance of complacency globally.

Floating rate agency collateralized mortgage obligations (CMOs) make up the majority of the Fund’s allocation, in addition to several high quality asset-backed security floaters that make up the balance of the holdings. The conservative nature of the Fund is consistent with our “income at a reasonable price” theme we have relied on for most of this economic crisis.

LIMITED DURATION FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index, which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Limited Duration Fund	Inception Date†	1 Year	3 Year	5 Year	10 Year
I Shares	10/25/02	1.08%	1.01%	0.86%	1.94%
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index		0.08%	0.09%	0.29%	1.66%

Prospectus Expense Ratio[1]					Gross
I Shares					0.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

†	I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Perry Troisi
•	Adrien Webb, CFA
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Limited-Term Federal Mortgage Securities Fund returned 2.26% (I Shares) versus 1.97% for the Barclays Capital U.S. Mortgage Backed Securities Index. For a 3-year period, performance of the Fund has exceeded the index at 4.65% versus 4.17%.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Over the last year, performance was driven by the Fund’s usage of structure in lieu of 30-year current coupon pass-through exposure. Additionally, a significant overweight in 15-year collateral as well as a consistent allocation to commercial mortgage-backed securities (CMBS) also added to performance. This diversification and off-index allocation provided a significant convexity advantage while remaining underweight the most negatively convex portion of the index.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and less negatively convex relative to the benchmark. In our view, an overabundance of complacency exists globally.

We remain overweight 15-year collateral, structure (collateralized mortgage obligations [CMOs]) and commercial mortgage-backed securities (CMBS) exposure. We still prefer this more convex, or defensive posture, until a more symmetric risk reward profile exerts itself. The Federal Reserve remains the 800-pound gorilla in the mortgage market, but we find more value outside their current operational focus (30-year current coupon collateral).

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Mortgage Backed Securities Index, which covers agency pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Limited-Term Federal Mortgage Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	2.06%	4.45%	5.16%	3.94%
	with sales charge*	–0.46%	3.55%	4.64%	3.68%
C Shares	without CDSC	1.25%	3.61%	4.32%	3.21%
	with CDSC*	0.25%	3.61%	4.32%	3.21%
I Shares		2.26%	4.65%	5.36%	4.16%
Barclays Capital U.S. Mortgage Backed Securities Index		1.97%	4.17%	5.15%	4.98%

Prospectus Expense Ratio[1]					Gross
A Shares					0.94%
C Shares					1.72%
I Shares					0.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

NORTH CAROLINA TAX-EXEMPT BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 4.88% versus an average return of 5.09% for the Lipper North Carolina Municipal Debt Objective and a 5.25% total return for the Barclays Capital U.S. Municipal Bond Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing out of the curve (according to Barclays Capital). Relative to the Index the Fund maintained a higher allocation to the cash equivalent, 1-year, 7-year, and 20-year sectors, and a lower allocation to all other maturity sectors, as of March 31, 2013. Additionally, relative to the Index the Fund maintains a higher allocation to securities rated AAA and BAA, and a lower allocation to securities in the AA and A rating categories. Trading activity and portfolio events during the period resulted in exposure to the 1-year, 7-year, and 15-year sectors being increased, and exposure to the 3-year, 20-year, and long bond sectors being reduced. The 5, 10, and 30-year generic AAA rated municipal bond yields declined 0.14%, 0.20% and 0.30%, respectively, over the fiscal year (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s more conservative approach was punitive during the period and led to modest underperformance. Over the past fiscal year, the Fund reduced exposure to bonds with final maturities of 17 years and longer. The Fund still maintains an overweight of the 20-year sector. The long bond sector outperformed the 5-year sector by 4.22% for the fiscal year ended March 31, 2013 (according to Barclays Capital). Many peers had a greater level of exposure to longer maturities. In addition, the Fund holds fewer BAA-rated bonds than many of its peers. BAA-rated securities outperformed AAA-rated securities by 2.83% during the period (according to Barclays Capital).

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of the Fund’s holdings should remain high relative to its peers.

NORTH CAROLINA TAX-EXEMPT BOND FUND

Growth of $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond Index, which covers the U.S. dollar-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
North Carolina Tax-Exempt Bond Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	01/08/04	4.63%	5.16%	5.31%	4.08%
	with sales charge*		–0.33%	3.47%	4.29%	3.53%
I Shares		01/08/04	4.88%	5.31%	5.45%	4.16%
Barclays Capital U.S. Municipal Bond Index			5.25%	6.23%	6.10%	4.97%	[1]

Prospectus Expense Ratio[2]						Gross
A Shares						0.77%
I Shares						0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .

†	I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date for I Shares and A Shares is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. Historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

[1]	The performance return and the hypothetical $10,000 investment for the Barclays Capital U.S. Municipal Bond Index is for the period from 12/31/03 to 3/31/13.
[2]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SEIX FLOATING RATE HIGH INCOME FUND

Portfolio Managers

•	George Goudelias

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Floating rate loans are typically senior and secured, in contrast to other below-investment grade securities. However, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured. Loans generally are subject to restrictions on resale, and they sometimes trade infrequently in the secondary market. Certain types of loans may limit the ability of the Fund to enforce its rights and may involve assuming additional credit risks.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The 7.67% net return of the Seix Floating Rate High Income Fund (I Shares) for the fiscal year ended March 31, 2013 was 0.11% ahead of the 7.56% return of the Credit Suisse First Boston (“CSFB”) Institutional Leveraged Loan Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s outperformance can be attributed to beneficial security selection in a number of industries, including Telecommunications, Media, Utilities, Health Care and Finance. Partially offsetting the positive factors was unfavorable security selection in Energy and the modest cash holding in a rising market.

How do you plan to position the Fund, based on market conditions?

We focus on higher quality, BB-rated instruments as well as the few remaining short maturity, discount loans that we expect will be called by the end of the 2013 and 2014. Bond exposure has been reduced as relative value currently favors loans. The Fund remains underweighted in non-US issuers, especially European companies, because we believe that European Central Bank countries will continue to struggle to generate growth and employment. We are concentrating on non-cyclical, defensive issuers with strong balance sheets to add protection against the negative impact of a possible economic slowdown.

SEIX FLOATING RATE HIGH INCOME FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06 (inception date). Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The CSFB Institutional Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. Dollar-denominated leveraged loan market. The Index reflects reinvestment of all distributions and changes to market prices. CSFB Institutional Leveraged Loan Index is a sub index of the CSFB Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding Term Loan and Term Loan-A facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investments. These indices are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Seix Floating Rate High Income Fund		Inception Date†	1 Year	3 Year	5 Year	Since Inception
A Shares	without sales charge	03/01/06	7.39%	6.22%	5.91%	4.54%
	with sales charge*		4.67%	5.31%	5.38%	4.16%
C Shares	without CDSC	03/01/06	6.69%	5.48%	5.21%	4.04%
	with CDSC*		5.69%	5.48%	5.21%	4.04%
I Shares		03/01/06	7.67%	6.51%	6.22%	4.84%
CSFB Institutional Leveraged Loan Index			7.56%	5.87%	3.98%	3.22%	**

Prospectus Expense Ratio[1]						Gross
A Shares						0.87%
C Shares						1.52%
I Shares						0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.
**	The performance return and the hypothetical $10,000 investment for the CSFB Institutional Leveraged Loan Index is for the period from 2/28/06 to 3/31/13.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SEIX HIGH YIELD FUND

Portfolio Managers

•	Michael Kirkpatrick
•	Brian Nold, M.D.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The 12.80% net return of the Seix High Yield Fund (I Shares) for the fiscal year ended March 31, 2013 was 0.48% ahead of the 12.32% return of the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The Fund’s outperformance can be attributed to beneficial security selection in a number of industries, including Finance, Energy, Healthcare, Retail and Mining as well as an overweighting in Telecommunications and an underweighting in Food. Partially offsetting the positive factors were unfavorable security selection in Technology and the modest cash position in a rising market.

How do you plan to position the Fund, based on market conditions?

Given the double digit returns for the year ended March 31, 2013 we have generally worked to reduce both interest rate and default risk. The Fund is overweighed in B-rated bonds that are less sensitive to changes in interest rates compared to BB-rated bonds and less exposed to a possible recession linked spike in defaults compared to CCC-rated bond. We are maintaining the fund’s underweighting in cyclical sectors and non-US issuers, especially European banks. The Fund is overweighted in specialty finance companies and industries with solid asset coverage, including Cable and Utilities. Cash is being made available from calls as well as strategic sales when positions reach their target returns. Proceeds are being reinvested primarily in opportunities provided through the new issue market.

SEIX HIGH YIELD FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index, which tracks the performance of BB1 through B3 U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market and is restricted to a maximum of 2% per issuer. This Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Seix High Yield Fund		Inception Date†	1 Year[1]	3 Year	5 Year	10 Year
A Shares	without sales charge	12/29/00	12.56%	10.13%	9.03%	7.26%
	with sales charge*		7.23%	8.36%	7.97%	6.74%
R Shares^		12/29/00	12.36%	9.76%	8.45%	6.72%
I Shares		12/29/00	12.80%	10.37%	9.19%	7.43%
Bank of America Merrill Lynch BB-B U.S. High Yield Constrained Index			12.32%	10.67%	10.09%	8.95%

Prospectus Expense Ratio[1]						Gross
A Shares						0.79%
R Shares						1.19%
I Shares						0.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares, A Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower.
^	Effective at the close of business on 7/31/09, C Shares converted to R Shares and C Shares are no longer available for purchase. The performance shown prior to such date is based on the performance of the C Shares of the Fund and has not been adjusted to reflect R Share expenses.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SHORT-TERM BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The Fund outperformed its benchmark index, the Barclays Capital 1-3 Year Government/Credit Index. The Fund (I Shares) generated a return of 1.65% for the fiscal year ended March 31, 2013 while the benchmark index return was 1.10% over the same period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Total return of the Fund was driven both by income and price appreciation. Interest rates declined slightly over the past fiscal year with the two year Treasury yields declining 0.09% from 0.33% to 0.24% as March 31, 2013.

Holdings of U.S. Treasury and U.S. Government Agency debentures remained low for the fiscal year ended March 31, 2013 while spread products (all fixed income securities that trade at a spread over a comparable U.S. Treasury Security) consisting of investment grade corporate credit and securitized assets contributed to the Fund’s performance.

Corporate credit spreads widened during the second quarter of 2012 before tightening over the next three quarters ending March 31, 2013. The financial sector was the most volatile stemming from continued fears of the European sovereign debt crisis, as well as an unclear regulatory environment as Dodd Frank rules are still being written. Yet when the results of the Federal Reserve’s (Fed) second annual stress tests were released, the majority of the largest commercial banks were shown to have historically strong capital ratios, improving asset quality and healthy levels of liquidity. Credit spreads on financials tightened during the last three quarters. The Fund held no European based financial credits since 2011.

For one year period ended March 31, 2013, in securitized assets, U.S. Government Agency residential mortgage-backed securities performed well, benefiting primarily from the Fed’s quantitative easing 3 program and low interest rate volatility. Agency commercial mortgage-backed securities also had a great year due to better market liquidity and increasing market demand for high quality, more predictable cash flow products. Non-agency residential mortgage-backed securities outperformed all other types of non-agency securitized assets in the period ended March 31, 2013, driven by limited supply and investors search for higher yielding securities. Spreads on commercial mortgage-backed securities continued to tighten during the period. Spread tightening was driven partially by market demand for yield and partially driven by improving market fundamentals. Mezzanine tranches outperformed senior tranches given less call risk from refinancing or liquidation. High quality asset backed securities (auto and credit card backed securities) were stable performers. The spread remained tight range bound for most of the last fiscal year.

How do you plan to position the Fund, based on market conditions?

We look to keep a short to neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are only offered asymmetrical return potential; limited upside along with little coupon to insulate against the potential of rising rates. We will continue with our bias towards lower beta corporate credits such as non-cyclical industrials and companies with transparent and consistent earnings potential. Within securitized assets, we continue to overweight Agency and non-Agency mortgage credits, which aided performance in the quarter. Securitized assets could face a headwind should interest rates begin to rise. We continue to seek lower premium, lower coupon and floating rate mortgage-backed securities credits to provide protection from rising rates and refinancing risk.

SHORT-TERM BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index (‘‘Barclays Index’’) is the 1-3 year component of the U.S. Government/Credit Index. The Barclays Index includes securities in the Barclays Capital Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Barclays Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.40%	1.97%	2.68%	2.85%
	with sales charge*	–1.16%	1.09%	2.17%	2.58%
C Shares	without CDSC	0.65%	1.16%	1.88%	2.15%
	with CDSC*	–0.36%	1.16%	1.88%	2.15%
I Shares		1.65%	2.18%	2.90%	3.08%
Barclays Capital 1-3 Year Government/Credit Index		1.10%	1.65%	2.37%	3.06%

Prospectus Expense Ratio[1]					Gross
A Shares					0.76%
C Shares					1.48%
I Shares					0.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SHORT-TERM MUNICIPAL BOND FUND

Portfolio Manager

• Ronald Schwartz, CFA

• Dusty L. Self

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 3.01% versus an average return of 1.27% for the Lipper Short Municipal Debt Objective and 1.68% total return for the Barclays Capital 1-5 Year Municipal Bond Index (the “Index”). Relative to the Index the Fund maintained a higher allocation to the cash equivalent, 1-year, 6-8 years, and 8-12 years maturity buckets as of March 31, 2013. Additionally, relative to the Index the Fund maintains an overweight to AAA and A rated securities while underweight the lower rated investment grade paper. The 3, 5, and 10-year generic AAA rated municipal bond yields declined 0.07%, 0.14% and 0.20%, respectively, over the 12 months (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Yield curve positioning contributed to the Fund’s outperformance for the period versus the Index. The 5 year bond sector outperformed the 1-year sector by 2.43% for the fiscal year ended March 31, 2013 (according to Barclays Capital). Overweights of the education, local general obligations, special tax, and transportation sectors also contributed to the Fund’s outperformance. The Fund’s high quality bias was a drag on performance versus both the Index and the peer group. Barclays BBB-rated Index returned 6.50% for the fiscal year ended March 31, 2013, versus AAA Index return of 3.78% for the same period.

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality of the Fund’s holdings should remain high relative to its peers.

SHORT-TERM MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-5 Year Municipal Bond Index, which covers investment grade tax-exempt municipal bonds with maturities of 1-6 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Short-Term Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares*	without sales charge	2.86%	4.33%	4.96%	4.11%
	with sales charge**	0.24%	3.45%	4.43%	3.85%
I Shares		3.01%	4.49%	5.07%	4.16%
Barclays Capital 1-5 Year Municipal Bond Index		1.68%	2.42%	3.28%	3.11%

Prospectus Expense Ratio[1]					Gross
A Shares					0.79%
I Shares					0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Prior to August 1, 2009, there were no assets in Class A Shares. The performance shown prior to such date is based on the performance of the I Shares of the Fund and has not been adjusted to reflect A Shares expenses. If it had been, performance would have been lower.

**	Class A Shares performance reflects the maximum front-end sales charge of 2.50%.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SHORT-TERM U.S. TREASURY SECURITIES FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSIONOF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The Fund underperformed its benchmark index, the Barclays Capital 1-3 Year U.S. Treasury Bond Index. The Fund (I Shares) generated a return of 0.15% for the fiscal year ended March 31, 2013 while the benchmark index return was 0.64% over the same period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Interest rates declined slightly over the past twelve months with the two year Treasury yields declining 0.09% from 0.33% to 0.24% as of March 31, 2013. The shorter than benchmark duration contributed to the Fund’s underperformance.

How do you plan to position the Fund, based on market conditions?

With rates at low levels, we maintained our short-to-neutral duration during the fiscal year. Given the balance of positive and negative influences on the U.S. economy, a “wait and see” approach toward interest rate strategy seems prudent. Similarly, we also maintained our laddered yield curve positioning, a neutral approach we believe is appropriate given the Fed’s ongoing quantitative easing. Looking ahead, we believe rate volatility remains unpredictable and prone to directional changes as improving U.S. economic data clash with a challenging federal fiscal policy. In addition events abroad can quickly create flight-to-quality scenarios that alter the slope of the yield curve. We will continue to tactically allocate along the ladder as rates rise and fall in the coming year.

SHORT-TERM U.S. TREASURY SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 1-3 Year U.S. Treasury Index. The Barclays Capital 1-3 Year U.S. Treasury Index is the 1-3 year component of the Barclays Capital U.S. Treasury Index. It includes securities in the Treasury Index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) 3 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Short-Term U.S. Treasury Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	–0.03%	0.58%	1.17%	2.05%
	with sales charge*	–2.57%	–0.26%	0.67%	1.80%
C Shares	without CDSC	–0.33%	–0.03%	0.46%	1.42%
	with CDSC*	–1.32%	–0.03%	0.46%	1.42%
I Shares		0.15%	0.76%	1.35%	2.23%
Barclays Capital 1-3 Year U.S. Treasury Index		0.64%	1.26%	1.76%	2.68%

Prospectus Expense Ratio[1]					Gross
A Shares					0.89%
C Shares					1.19%
I Shares					0.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

TOTAL RETURN BOND FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Total Return Bond Fund returned 4.01% (I Shares) versus 3.77% for the Barclays Capital U.S. Aggregate Bond Index (the “Index”). For longer time periods, performance of the Fund has exceeded the Index at 6.24% versus 5.52% over 3 years and 6.76% versus 5.47% over 5 years.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, with the lower rated, higher beta segments of the market benefitting the most and providing robust excess returns. With that backdrop, the Fund’s overweight in spread product (all fixed income securities that trade at a spread over a comparable U.S. Treasury Security) was a positive contributor to performance. Security selection within corporate bonds was a modest drag as positioning was fairly defensive, while mortgage-backed security (MBS) selection contributed to the Fund’s return via several off-index allocations (collateralized mortgage obligations [CMOs] and delegated underwriting and servicing [DUS] bonds). A void in government-related risk was also a drag on performance. Strategic yield curve positioning was not a part of performance this year. Several global strategies that opportunistically took advantage of excessive volatility, particularly in Europe, also contributed to performance.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and less exposed to risk markets/spread sectors relative to positioning at earlier points in the recovery. An overabundance of complacency exists globally.

The Fund is currently at an index weighting in corporate bonds, down slightly from 1.3x the index weight at the beginning of the fiscal year. This is a low in corporate bond exposure compared to the last several years. The positioning remains defensive, focusing on industrial exposure while maintaining a longstanding underweight in money center bank exposure. While still overweight residential mortgage-backed securities (RMBS), we have reduced the weighting versus the index from 1.3x to 1.1x over the course of the fiscal year. Positioning within RMBS continues to overweight 15-year collateral and the usage of structure (CMOs) for prepayment protection and convexity. A modest overweight in commercial mortgage-backed securities (CMBS) persists and the exposure remains near the top of the capital structure. The Fund is void the government-related sector, as the spread offered does not adequately compensate for the risk.

The Fund’s exposure to high yield was switched to bank loans at the beginning of the fiscal year. Offsetting this long bank loan exposure is a tactical short position in high yield bonds currently. The Fund continues to utilize tactical global strategies in various foreign rate and currency markets.

TOTAL RETURN BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS sectors. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/13
Total Return Bond Fund		Inception Date†	1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	12/30/1997	3.76%	5.97%	6.43%	5.23%
	with sales charge*		–1.13%	4.28%	5.40%	4.72%
R Shares†		12/30/1997	3.34%	5.67%	6.10%	4.91%
I Shares†		12/30/1997	4.01%	6.24%	6.76%	5.57%
Barclays Capital U.S. Aggregate Bond Index			3.77%	5.52%	5.47%	5.02%

Prospectus Expense Ratio[1]						Gross
A Shares						0.67%
R Shares						0.90%
I Shares						0.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

†	The I Shares and R Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or R Share expenses. If it had been, the performance would have been lower

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The Fund outperformed its benchmark index, the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Fund (I Shares) generated a return of 1.39% for the fiscal year ended March 31, 2013 while the benchmark index return was 0.18% over the same period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Total return of the Fund was driven both by income and price appreciation. Interest rates declined over the past twelve months with the one year Treasury yields declining 0.05% from 0.17% to 0.12% as March 31, 2013.

Holdings of U.S. Treasury and U.S. Government Agency debentures remained low for the period ended March 31, 2013 while spread products (all fixed income securities that trade at a spread over a comparable U.S. Treasury Security) consisting of investment grade corporate credit and securitized assets contributed to the Fund’s performance.

Corporate credit spreads widened during the second quarter of 2012 before tightening over the next three quarters ending March 31, 2013. The financial sector was the most volatile stemming from continued fears of the European sovereign debt crisis, as well as an unclear regulatory environment as Dodd Frank rules are still being written. Yet when the results of the Federal Reserve’s (Fed) second annual stress tests were released, the majority of the largest commercial banks were shown to have historically strong capital ratios, improving asset quality and healthy levels of liquidity. Credit spreads on financials tightened during the last three quarters. The Fund held no European based financial credits since 2011.

In securitized assets, U.S. Government Agency residential mortgage-backed securities performed well, benefiting primarily from the Fed’s quantitative easing 3 program and low interest rate volatility. Agency commercial mortgage-backed securities also had a great year due to better market liquidity and increasing market demand for high quality and more predictable cash flow products. Non-agency residential mortgage-backed securities (MBS) outperformed all other types of non-agency securitized assets in the fiscal year ended March 31, 2013, driven by limited supply and investors search for higher for yielding securities. Spreads on commercial mortgage-backed securities continued to tighten in the period. Spread tightening was driven partially by market demand for yield and partially driven by improving market fundamentals. Mezzanine tranches outperformed senior tranches given less call risk from refinancing or liquidation. High quality asset backed securities (auto and credit card backed securities) were stable performers. The spread remained tight range bound for most of the last 12 months.

How do you plan to position the Fund, based on market conditions?

We look to keep a short to neutral duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are only offered asymmetrical return potential; limited upside along with little coupon to insulate against the potential of rising rates. We will continue with our bias towards lower beta corporate credits such as non-cyclical industrials and companies with transparent and consistent earnings potential. Within securitized assets, we continue to overweight Agency and non-Agency mortgage credits, which aided performance in the quarter. Securitized assets could face a headwind should interest rates begin to rise. We continue to seek lower-premium, lower-coupon and floating rate MBS credits to provide protection from rising rates and refinancing risk.

ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Barclays Capital 3-6 Month U.S. Treasury Bill Index (“Index”) is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/13
Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	1.39%	1.50%	2.21%	2.61%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.18%	0.19%	0.53%	1.91%

Prospectus Expense Ratio[1]				Gross
I Shares				0.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

U.S. GOVERNMENT SECURITIES FUND

Portfolio Managers

•	James F. Keegan
•	Adrien Webb, CFA
•	Perry Troisi
•	Michael Rieger
•	Seth Antiles, Ph.D

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the U.S. Government Securities Fund returned 2.19% (I Shares) versus 3.01% for the Barclays Capital U.S. Government Index.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Given the generosity of central banks globally, the fiscal year was marked by a broad “risk rally” that rewarded nearly all spread sectors, even higher-quality sectors like the government-related exposure found in many competitor funds. The Fund was positioned in Treasury exposure only and the Fund’s void in agency debentures detracted from performance as the sector produced positive excess returns over the fiscal year. Strategic yield curve positioning was not a part of performance this year.

How do you plan to position the Fund, based on market conditions?

Current valuations are hyper inflated over the intermediate and long term. Juxtaposing these valuations against the fragile and challenged macroeconomic environment that persists, we find comfort in remaining defensive and in a Treasury only portfolio until risk assets re-price to reflect this challenged fundamental backdrop. Aggressive central bank intervention has supported excessive risk taking while offering little support to the economic recovery. An overabundance of complacency exists globally and warrants caution.

U.S. GOVERNMENT SECURITIES FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Government Index (“Index”), which is composed of the Barclays Capital U.S. Treasury and U.S. Agency indices. The Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	1.97%	4.68%	4.12%	3.80%
	with sales charge*	–2.84%	2.98%	3.11%	3.29%
C Shares	without CDSC	1.72%	4.14%	3.51%	3.17%
	with CDSC*	0.75%	4.14%	3.51%	3.17%
I Shares		2.19%	4.96%	4.41%	4.12%
Barclays Capital U.S. Government Index		3.01%	5.04%	4.36%	4.53%

Prospectus Expense Ratio[1]					Gross
A Shares					1.00%
C Shares					1.67%
I Shares					0.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Portfolio Managers

•	H. Rick Nelson
•	Chad K. Stephens

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

The Fund outperformed its benchmark index, the Barclays Capital 3-6 Month U.S. Treasury Bill Index. The Fund generated a return of 1.10% for the fiscal year ended March 31, 2013 while the benchmark index return was 0.18% over the same period.

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

The Fund benefited from its allocation to U.S. Government Agency securitized assets as spreads on residential and multi-family securities tightened relative to U.S. Treasuries over the period. The allocation to adjustable-rate mortgages (ARMs) drove performance and total return. The Fund’s allocation to floating rate collateralized mortgage obligations (CMOs) contributed modestly to total return while reducing duration and hence interest rate risk in the Fund. Once more, the allocation to floating rate securities in the Fund reduced the weighted average dollar price thereby reducing prepayment risk inherent in securitized assets. The Fund also added exposure to Agency commercial mortgage-backed securities (CMBS) which benefited the Fund over the fiscal year as credit spreads tightened and the yield curve flattened.

How do you plan to position the Fund, based on market conditions?

We look to keep a relatively short duration stance as risks remain higher for longer duration assets in a rising rate environment. We also feel that a neutral, laddered position is warranted given that shifts and twists in the curve may be short-lived and range-bound over the coming months.

We also look to maintain limited exposure to U.S. Treasuries. As historically low rates linger, investors are subject to asymmetrical return potential; limited upside along with little coupon income to insulate against potential rising interest rates.

We will attempt to minimize the risks associated with rising longer-term rates by focusing on securities with shorter and well-defined principal payment periods. For example, we will look for CMOs that offer structural protections to investors. We will likely emphasize securities with floating rate coupons that offer investors more protection from rising interest rates or a steepening yield curve.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital 3-6 Month U.S. Treasury Bill Index (‘‘Index’’). The Index is the 3-6 month component of the Barclays Capital U.S. Treasury Bills Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/13
U.S. Government Securities Ultra-Short Bond Fund	1 Year	3 Year	5 Year	10 Year
I Shares	1.10%	1.49%	2.47%	2.87%
Barclays Capital 3-6 Month U.S. Treasury Bill Index	0.18%	0.19%	0.53%	1.91%

Prospectus Expense Ratio[1]				Gross
I Shares				0.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the March 31, 2013 expense ratios can be found in the financial highlights

Investment Weightings (as of March 31, 2013)

as a percentage of investments

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Portfolio Manager

•	Chris Carter, CFA

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Debt securities will generally lose value if interest rates increase and vice versa. Interest rate risk is generally higher for investments with longer maturities or durations. Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

How did the Fund perform against its benchmark for the fiscal year ended March 31, 2013?

For the fiscal year ended March 31, 2013, the Fund’s I Shares had a total return of 3.70% versus an average return of 3.53% for the Lipper Other States Intermediate Debt Objective and a 4.19% total return for the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (the “Index”). The long end of the municipal yield curve, defined as 22-year and longer maturities, provided the greatest total return during the period, with total returns generally increasing out of the curve (according to Barclays Capital). Relative to the Index the Fund maintains a higher allocation to the cash equivalent, 5-year, 7-year, 20-year, and long bond sectors, and a lower allocation to all other maturity sectors, as of March 31, 2013. Additionally, relative to the Index the Fund maintains a higher allocation to securities rated AAA and non-rated bonds, an approximately neutral allocation to securities rated AA, and a lower allocation to securities in all other rating categories. Trading activity and portfolio events during the period resulted in exposure to the less than 1-year, 1-year, 5-year, 7-year, and long bond sectors being increased and exposure to the 3-year, 10-year, and 15-year sectors being reduced. The 5, 10, and 30-year generic AAA rated municipal bond yields declined 0.14%, 0.20% and 0.30%, respectively, over the fiscal year (according to Municipal Market Data Line).

What factors influenced the Fund’s performance for the fiscal year ended March 31, 2013?

Yield curve positioning contributed to the Fund’s outperformance for the period. The Fund maintained an overweight of bonds with final maturities of 17 years and longer. The 20-year sector outperformed the 5-year sector by 3.50% for the 12 months ended March 31, 2013 (according to Barclays Capital).

How do you plan to position the Fund, based on market conditions?

With municipal supply likely to remain manageable again this year, further investor flight-to-quality would likely increase the attractiveness of municipal bonds. Municipals as an asset class are relatively secure while offering among the highest after-tax returns over the past decade for top income earners. We continue to carefully watch the political environment in Washington, an impactful factor for all asset classes. The Fund’s present duration posture, yield curve positioning, and sector allocations seem appropriate given our forecasts for the economy and financial markets. We will continue to make tactical adjustments to the Fund, periodically, as a part of an active portfolio management process. All activity will occur within an investment grade construct and the average credit quality the Fund’s holdings should remain high relative to its peers.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

Growth of a $10,000 Investment (as of March 31, 2013)

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/03. Total return is based on net change in the Net Asset Value (“NAV”) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index (“Index”) which is an index of tax-exempt bonds with maturities ranging between 1 and 15 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/13
Virginia Intermediate Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	3.45%	4.57%	4.80%	3.94%
	with sales charge*	–1.46%	2.89%	3.79%	3.44%
I Shares		3.70%	4.76%	4.98%	4.09%
Barclays Capital U.S. Municipal Bond 1-15 Year Blend Index		4.19%	5.26%	5.43%	4.59%

Prospectus Expense Ratio[1]					Gross
A Shares					0.74%
I Shares					0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworth.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75%.

[1]	This information is included in the most current prospectus available to current and prospective shareholders of the Fund. Additional information pertaining to the 3/31/13 expense ratios can be found in the financial highlights.

Investment Weightings (as of March 31, 2013)

as a percentage of investments

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 1.1%
Home Equity 0.5%
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.634%, 07/25/35(a)	1,857,000	1,811,687

Other 0.6%
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	2,272,395	2,550,168

Total Asset-Backed Securities (Cost $4,020,134)		4,361,855

Collateralized Mortgage Obligations 7.7%
Agency Collateralized Mortgage Obligations 5.4%
Federal Home Loan Mortgage Corporation
Series 3768, Cl CB, 3.500%, 12/15/25	36,000	38,720
Series 3774, Cl EW, 3.500%, 12/15/25	39,000	42,045
Series 3788, Cl YB, 3.500%, 01/15/26	9,765,488	10,526,337
Series 3800, Cl CB, 3.500%, 02/15/26	42,000	45,262
Series 3806, Cl L, 3.500%, 02/15/26	399,000	427,683
Series 3825, Cl CB, REMIC, 3.500%, 03/15/26	23,000	24,744
Series 3829, Cl BE, 3.500%, 03/15/26	58,000	62,565
Series 3877, Cl LM, 3.500%, 06/15/26	26,000	28,156
Series 3907, Cl MD, 3.500%, 08/15/26	2,818,475	2,999,077
Series 3950, Cl YB, 3.000%, 11/15/26	626,000	659,071
Series 3980, Cl LG, 3.000%, 01/15/27	2,536,000	2,670,565
Series 4065, Cl CL, 3.000%, 06/15/27	838,000	886,569
Series 4077, Cl B, 3.000%, 07/15/27	731,000	774,312

		19,185,106

Federal National Mortgage Association
Series 2011-44, Cl EB, 3.000%, 05/25/26	154,000	162,623
Series 2012-100, Cl EW, REMIC, 3.000%, 09/25/27	500,941	519,237

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2012-17, Cl BC, 3.500%, 03/25/27	1,379,000	1,485,317

		2,167,177

		21,352,283

Commercial Mortgage Backed Securities 2.3%
Extended Stay America Trust
Series 2013-ESH7, Cl A27, 2.958%, 12/05/31(b)	800,000	809,105

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	1,746,000	1,835,945
Series 2012-BWTR, Cl A, 2.954%, 11/05/34(b)	1,069,000	1,064,923
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	1,195,000	1,196,762

		4,097,630

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Cl A4B, 4.996%, 08/15/42(a)	2,295,000	2,500,251

Merrill Lynch Mortgage Trust
Series 2005-LC1, Cl AM, 5.312%, 01/12/44(a)	1,146,000	1,263,777

Wachovia Bank Commercial Mortgage Trust
Series 2005-C21, Cl AM, 5.241%, 10/15/44(a)	391,000	430,682

		9,101,445

Total Collateralized Mortgage Obligations (Cost $29,198,892)		30,453,728

Corporate Bonds 22.2%
Aerospace/Defense 0.3%
United Technologies Corp., 3.100%, 06/01/22	962,000	1,008,254

Auto Manufacturers 0.3%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	434,000	469,599
Volkswagen International Finance, 2.375%, 03/22/17(b)	690,000	715,303

		1,184,902

Banks 1.6%
Fifth Third Bank, 1.450%, 02/28/18	1,285,000	1,284,692
HSBC Bank PLC, 3.100%, 05/24/16(b)	407,000	432,793

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Banks—continued
HSBC Bank PLC, 3.500%, 06/28/15(b)	783,000	828,358
KeyBank NA, 1.650%, 02/01/18	831,000	838,523
PNC Bank NA, 0.800%, 01/28/16	2,017,000	2,016,772
Wells Fargo & Co., 1.250%, 02/13/15, MTN	1,099,000	1,111,667

		6,512,805

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	1,237,000	1,215,880
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	683,000	710,998

		1,926,878

Biotechnology 0.2%
Life Technologies Corp., 5.000%, 01/15/21	286,000	309,427
Life Technologies Corp., 6.000%, 03/01/20	422,000	473,460

		782,887

Chemicals 0.3%
Dow Chemical Co. (The), 4.375%, 11/15/42	513,000	492,006
Praxair, Inc., 4.625%, 03/30/15	773,000	835,052

		1,327,058

Commercial Services 0.8%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	615,000	640,644
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	952,000	1,105,272
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,099,000	1,203,263

		2,949,179

Computers 0.5%
IBM Corp., 0.875%, 10/31/14	1,459,000	1,470,652
IBM Corp., 4.000%, 06/20/42	629,000	631,131

		2,101,783

Diversified Financial Services 2.4%
American Express Credit Corp., 2.375%, 03/24/17, MTN	604,000	631,587
CME Group, Inc., 5.400%, 08/01/13	573,000	582,158
CME Group, Inc., 5.750%, 02/15/14	384,000	400,630

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,142,000	1,257,810
General Electric Capital Corp., Series A, 7.125%(a)(c)	500,000	581,533
General Electric Capital Corp., Series B, 6.250%(a)(c)	1,464,000	1,606,788
John Deere Capital Corp., 1.250%, 12/02/14, MTN	601,000	609,194
Lazard Group LLC, 7.125%, 05/15/15	719,000	795,354
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	576,000	590,437
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	287,000	309,487
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	796,000	809,384
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	338,000	356,872
Woodside Finance Ltd., 4.600%, 05/10/21(b)	908,000	1,011,168

		9,542,402

Electric 0.8%
Alabama Power Co., 5.800%, 11/15/13	553,000	570,732
Dominion Resources, Inc., 1.950%, 08/15/16	315,000	324,839
Duke Energy Carolinas LLC, 4.300%, 06/15/20	310,000	356,259
Exelon Generation Co. LLC, 6.200%, 10/01/17	529,000	620,194
Georgia Power Co., 6.000%, 11/01/13	313,000	322,673
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	422,000	524,510
Southern California Edison Co., 5.750%, 03/15/14	578,000	605,587

		3,324,794

Electronics 0.1%
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	255,000	264,030

Food 0.1%
Kroger Co. (The), 7.500%, 01/15/14	427,000	449,824

Healthcare-Products 0.2%
Becton Dickinson and Co., 3.250%, 11/12/20	252,000	267,550
Covidien International Finance SA, 6.000%, 10/15/17	554,000	664,612

		932,162

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Household Products/Wares 0.1%
Clorox Co. (The), 3.050%, 09/15/22	401,000	404,570

Insurance 1.0%
Berkshire Hathaway, Inc., 3.200%, 02/11/15	965,000	1,012,765
Berkshire Hathaway, Inc., 4.600%, 05/15/13	738,000	741,936
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	531,000	562,328
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	1,396,000	1,540,122

		3,857,151

Internet 0.1%
eBay, Inc., 2.600%, 07/15/22	461,000	460,651

Machinery-Diversified 0.2%
Deere & Co., 3.900%, 06/09/42	897,000	886,166

Media 0.9%
Comcast Corp., 3.125%, 07/15/22	651,000	666,083
Comcast Corp., 4.650%, 07/15/42	678,000	689,972
Thomson Reuters Corp., 5.950%, 07/15/13	178,000	180,778
Time Warner Cable, Inc., 4.000%, 09/01/21	1,147,000	1,223,855
Time Warner Cable, Inc., 8.250%, 02/14/14	519,000	552,091
Time Warner, Inc., 6.200%, 03/15/40	216,000	251,293

		3,564,072

Mining 1.3%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	310,000	344,047
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	376,000	408,332
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	794,000	912,382
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	622,000	628,865
Kinross Gold Corp., 5.125%, 09/01/21	1,971,000	2,059,999
Newmont Mining Corp., 6.250%, 10/01/39	621,000	713,228

		5,066,853

	Shares or Principal Amount($)	Value($)
Miscellaneous Manufacturer 0.9%
3M Co., 1.375%, 09/29/16	418,000	428,087
General Electric Co., 4.125%, 10/09/42	462,000	463,176
General Electric Co., 5.250%, 12/06/17	390,000	456,841
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,007,000	1,258,282
Siemens Financieringsmaatschappij NV, 6.125%, 08/17/26(b)	829,000	1,082,715

		3,689,101

Oil & Gas 0.7%
BP Capital Markets PLC, 2.248%, 11/01/16	716,000	744,910
Ensco PLC, 4.700%, 03/15/21	572,000	638,645
Shell International Finance BV, 3.625%, 08/21/42	1,217,000	1,177,365
Statoil ASA, 3.125%, 08/17/17	265,000	287,312

		2,848,232

Oil & Gas Services 0.5%
Baker Hughes, Inc., 5.125%, 09/15/40	453,000	526,593
Schlumberger Investment SA, 3.300%, 09/14/21(b)	693,000	739,933
Weatherford International Ltd., 5.125%, 09/15/20	413,000	445,456
Weatherford International Ltd., 6.500%, 08/01/36	365,000	392,035

		2,104,017

Pharmaceuticals 0.8%
Express Scripts Holding Co., 2.650%, 02/15/17	641,000	671,421
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	621,000	750,699
Novartis Capital Corp., 3.700%, 09/21/42	242,000	233,563
Novartis Securities Investment Ltd., 5.125%, 02/10/19	383,000	457,308
Zoetis, Inc., 3.250%, 02/01/23(b)	948,000	961,351

		3,074,342

Pipelines 2.0%
El Paso Natural Gas Co., 5.950%, 04/15/17	621,000	720,692
Energy Transfer Partners LP, 6.050%, 06/01/41	363,000	393,037

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Energy Transfer Partners LP, 6.625%, 10/15/36	394,000	449,261
Enterprise Products Operating LLC, 5.250%, 01/31/20	1,189,000	1,392,217
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	472,000	541,435
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	1,568,000	1,589,563
Southern Natural Gas Co., 5.900%, 04/01/17(b)	413,000	481,366
TC Pipelines LP, 4.650%, 06/15/21	600,000	644,115
TransCanada PipeLines Ltd., 6.100%, 06/01/40	490,000	618,493
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	394,000	478,831
Williams Partners LP, 4.125%, 11/15/20	655,000	706,723

		8,015,733

Real Estate Investment Trust 1.2%
American Tower Corp., 3.500%, 01/31/23	691,000	685,339
Digital Realty Trust LP, 4.500%, 07/15/15	1,248,000	1,326,023
Digital Realty Trust LP, 5.875%, 02/01/20	257,000	292,783
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	2,010,000	2,313,369

		4,617,514

Retail 0.9%
AutoZone, Inc., 3.700%, 04/15/22	556,000	573,749
Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	787,000	721,363
Walgreen Co., 4.875%, 08/01/13	528,000	535,400
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,668,000	1,669,807

		3,500,319

Semiconductors 0.9%
Analog Devices, Inc., 3.000%, 04/15/16	212,000	224,284
Intel Corp., 1.950%, 10/01/16	485,000	502,412
Intel Corp., 4.250%, 12/15/42	234,000	228,578
Intel Corp., 4.800%, 10/01/41	1,481,000	1,564,242

	Shares or Principal Amount($)	Value($)
Semiconductors—continued
TSMC Global Ltd., 1.625%, 04/03/18(b)(d)	857,000	855,749

		3,375,265

Software 0.4%
Fiserv, Inc., 4.750%, 06/15/21	493,000	534,417
Oracle Corp., 5.750%, 04/15/18	869,000	1,048,572

		1,582,989

Telecommunication Services 2.1%
AT&T, Inc., 0.900%, 02/12/16	609,000	608,587
AT&T, Inc., 4.350%, 06/15/45(b)	436,000	405,322
AT&T, Inc., 5.550%, 08/15/41	578,000	637,107
CC Holdings GS V LLC, 3.849%, 04/15/23(b)	1,692,000	1,704,628
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	508,000	527,992
Cisco Systems, Inc., 5.500%, 02/22/16	423,000	480,725
Cisco Systems, Inc., 5.500%, 01/15/40	737,000	879,451
Juniper Networks, Inc., 3.100%, 03/15/16	172,000	180,247
Rogers Communications, Inc., 7.500%, 03/15/15	579,000	652,359
SBA Tower Trust, 2.933%, 12/15/42(b)	1,200,000	1,253,172
Verizon Communications, Inc., 5.250%, 04/15/13	557,000	557,907
Verizon Communications, Inc., 5.550%, 02/15/16	471,000	531,350

		8,418,847

Transportation 0.1%
United Parcel Service, Inc., 3.125%, 01/15/21	363,000	387,455

Total Corporate Bonds (Cost $83,071,213)		88,160,235

U.S. Government Agency Mortgages 26.2%
Federal Home Loan Mortgage Corporation
Pool #J18446, 3.000%, 03/01/27	2,748,327	2,895,985
Pool #J18800, 3.000%, 04/01/27	1,231,378	1,297,535
Pool #J19132, 3.000%, 05/01/27	1,395,323	1,470,289
Pool #J19310, 3.000%, 06/01/27	411,154	431,175

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G14517, 2.500%, 07/01/27	1,555,891	1,618,568
Pool #J19776, 3.000%, 07/01/27	286,619	304,615
Pool #J20257, 3.000%, 08/01/27	2,231,854	2,350,368
Pool #J20729, 2.500%, 10/01/27	213,694	222,303
Pool #J20738, 2.500%, 10/01/27	3,431,830	3,560,694
Pool #J20922, 2.500%, 10/01/27	722,252	750,219
Pool #J21113, 2.500%, 11/01/27	1,175,946	1,221,480
Pool #J21155, 2.500%, 11/01/27	773,744	802,798
Pool #J21295, 2.500%, 12/01/27	789,625	820,200
Pool #J22029, 3.000%, 01/01/28	1,414,233	1,489,331
Pool #J22137, 2.500%, 02/01/28	834,784	866,130
Pool #J22255, 2.500%, 02/01/28(d)	385,636	401,171
Pool #J22529, 2.500%, 02/01/28	1,301,620	1,353,648
Pool #J22728, 2.500%, 03/01/28(d)	297,000	308,686
Pool #J22831, 2.500%, 03/01/28	1,651,000	1,716,993
Pool #J22873, 2.500%, 03/01/28	492,000	511,512
Pool #D99439, 3.500%, 06/01/32	313,721	336,063
Pool #G30614, 3.500%, 12/01/32	2,119,524	2,259,418
Pool #A12413, 5.000%, 08/01/33	322,187	349,761
Pool #G05052, 5.000%, 10/01/33	188,804	204,963
Pool #G01797, 5.500%, 12/01/33	6,803,097	7,436,086
Pool #G01779, 5.000%, 04/01/35	379,120	409,671
Pool #G01837, 5.000%, 07/01/35	2,633,388	2,842,304
Pool #G02162, 5.500%, 05/01/36	1,288,426	1,399,046
Pool #G02252, 5.500%, 07/01/36	546,046	592,928

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #Z40004, 6.000%, 08/01/36	451,454	492,894
Pool #G02424, 5.500%, 12/01/36	629,438	683,479
Pool #G04997, 5.000%, 01/01/37	107,397	115,917
Pool #G05254, 5.000%, 01/01/37	1,113,574	1,201,918
Pool #G03296, 6.000%, 09/01/37	704,536	781,538
Pool #G05326, 5.000%, 02/01/38	533,084	575,375
Pool #G03871, 5.500%, 02/01/38	1,846,243	2,032,276
Pool #G04337, 5.500%, 04/01/38	126,786	137,315
Pool #G06079, 6.000%, 07/01/39	2,714,232	2,971,017
Pool #A93996, 4.500%, 09/01/40	536,424	574,203
2.500%, TBA, 15 Year Maturity(d)	6,758,000	6,996,642

		56,786,514

Federal National Mortgage Association
Pool #AM3173, 2.050%, 06/01/20(d)	522,000	527,810
Pool #AM2137, 1.950%, 08/01/20	549,000	550,664
Pool #AM2920, 1.980%, 11/01/20(d)	649,000	649,610
Pool #AM1003, 2.150%, 12/01/20	607,274	612,453
Pool #AM0418, 2.720%, 08/01/22	889,155	923,152
Pool #AJ1910, 2.500%, 05/01/27	1,599,863	1,662,547
Pool #AO3012, 2.500%, 05/01/27	917,868	954,476
Pool #AL3274, 3.000%, 05/01/27	1,290,000	1,357,644
Pool #AP4725, 3.000%, 08/01/27	416,589	440,387
Pool #AP1220, 2.500%, 09/01/27	1,485,249	1,543,443
Pool #AI9132, 3.000%, 09/01/27	341,470	359,909
Pool #AP7520, 3.000%, 09/01/27	772,442	818,499
Pool #AP1221, 2.500%, 10/01/27	911,386	947,095

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AP9774, 2.500%, 10/01/27	3,259,305	3,389,300
Pool #AM1589, 2.420%, 12/01/27	542,043	545,483
Pool #AR1215, 3.000%, 01/01/28	541,199	569,917
Pool #AQ1273, 3.000%, 01/01/28	221,603	233,362
Pool #MA0949, 3.500%, 01/01/32	1,523,826	1,627,256
Pool #AB4168, 3.500%, 01/01/32(d)	2,037,392	2,175,680
Pool #MA0976, 3.500%, 02/01/32	508,890	542,398
Pool #AP9592, 3.500%, 10/01/32	1,326,550	1,416,589
Pool #AB7691, 3.500%, 01/01/33	703,552	751,305
Pool #AB8428, 3.500%, 02/01/33	1,456,799	1,557,500
Pool #725773, 5.500%, 09/01/34	79,130	87,299
Pool #735036, 5.500%, 12/01/34	299,787	330,737
Pool #827943, 5.000%, 05/01/35	379,233	412,777
Pool #735500, 5.500%, 05/01/35	1,626,034	1,783,743
Pool #357829, 6.000%, 06/01/35	818,557	887,696
Pool #888344, 5.000%, 10/01/35	1,947,484	2,114,764
Pool #888632, 5.000%, 04/01/36	127,787	139,003
Pool #878094, 6.000%, 04/01/36	2,356,214	2,621,559
Pool #190370, 6.000%, 06/01/36	1,445,620	1,587,185
Pool #AI7951, 4.500%, 08/01/36	523,463	564,233
Pool #889505, 6.000%, 08/01/36	690,823	762,791
Pool #AD0784, 6.000%, 05/01/37	755,721	829,727
Pool #995082, 5.500%, 08/01/37	1,133,166	1,250,153
Pool #889529, 6.000%, 03/01/38	57,701	64,473
Pool #995724, 6.000%, 04/01/39	232,551	259,844
Pool #AD0439, 6.000%, 07/01/39	530,988	585,243

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AD7136, 5.000%, 07/01/40	1,142,393	1,254,800
Pool #AB1343, 4.500%, 08/01/40	1,091,766	1,191,693
Pool #AL0005, 4.500%, 01/01/41	559,601	603,710
Pool #AB2694, 4.500%, 04/01/41	495,339	541,659
Pool #AL1627, 4.500%, 09/01/41	1,746,404	1,916,806
Pool #AQ2197, 4.500%, 11/01/42	415,459	452,881
3.000%, TBA, 15 Year Maturity(d)	2,058,000	2,163,714

		46,562,969

Government National Mortgage Association
Pool #AA6933, 3.000%, 11/15/27	287,668	306,077

Total U.S. Government Agency Mortgages (Cost $102,211,507)		103,655,560

U.S. Treasury Obligations 40.0%
U.S. Treasury Bond 4.2%
2.750%, 11/15/42	17,854,000	16,548,426

U.S. Treasury Notes 35.8%
0.500%, 05/31/13(e)	19,518,000	19,532,482
0.375%, 11/15/15	38,997,000	39,057,913
1.750%, 05/31/16(e)	9,411,000	9,810,968
1.000%, 03/31/17	18,743,000	19,069,541
0.625%, 08/31/17	31,000,000	30,968,504
0.750%, 02/28/18	2,457,000	2,457,575
2.000%, 02/15/23	21,026,000	21,292,105

		142,189,088

Total U.S. Treasury Obligations (Cost $157,618,740)		158,737,514

Preferred Stocks 0.9%
Banks 0.6%
PNC Financial Services Group, Inc., Series P, 6.125%(a)(c)	23,575	652,320
US Bancorp, Series F, 6.500%(a)(c)	22,025	657,667
US Bancorp, Series G, 6.000%(a)(c)	36,775	1,023,816

		2,333,803

Insurance 0.3%
Arch Capital Group Ltd., Series C, 6.750%(c)	14,800	412,180

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Core Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Insurance—continued
Reinsurance Group of America, Inc., 6.200%(a)	20,950	570,468

		982,648

Real Estate Investment Trust 0.0%(f)
Public Storage, Series U, 5.625%(c)	6,500	167,505

Total Preferred Stocks (Cost $3,173,970)		3,483,956

Money Market Fund 7.8%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(g)	30,909,791	30,909,791

Total Money Market Fund (Cost $30,909,791)		30,909,791

Total Investments (Cost $410,204,247) — 105.9%		419,762,639
Liabilities in excess of other assets — (5.9)%		(23,486,114)

Net Assets — 100.0%		$396,276,525

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 6.9% of net assets as of March 31, 2013.

(c)	Security is perpetual in nature and has no stated maturity.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Less than 0.05% of Net Assets.

(g)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Corporate Bond Fund

	Shares or Principal Amount($)	Value($)
Corporate Bonds 93.6%
Aerospace/Defense 1.0%
United Technologies Corp., 4.500%, 06/01/42	648,000	690,682

Auto Manufacturers 1.1%
Volkswagen International Finance, 2.375%, 03/22/17(a)	791,000	820,008

Banks 7.6%
Fifth Third Bank, 1.450%, 02/28/18	1,149,000	1,148,724
HSBC Bank PLC, 3.100%, 05/24/16(a)	416,000	442,364
HSBC Bank PLC, 3.500%, 06/28/15(a)	585,000	618,888
KeyBank NA, 1.650%, 02/01/18	592,000	597,359
PNC Bank NA, 0.800%, 01/28/16	1,402,000	1,401,842
Wells Fargo & Co., 1.250%, 02/13/15, MTN	1,176,000	1,189,555

		5,398,732

Beverages 2.3%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	654,000	642,834
SABMiller Holdings, Inc., 2.450%, 01/15/17(a)	978,000	1,018,091

		1,660,925

Biotechnology 0.9%
Life Technologies Corp., 5.000%, 01/15/21	361,000	390,570
Life Technologies Corp., 6.000%, 03/01/20	195,000	218,779

		609,349

Chemicals 0.6%
Dow Chemical Co. (The), 4.375%, 11/15/42	479,000	459,398

Commercial Services 1.7%
ERAC USA Finance LLC, 2.750%, 03/15/17(a)	611,000	636,477
ERAC USA Finance LLC, 5.250%, 10/01/20(a)	518,000	601,398

		1,237,875

Cosmetics/Personal Care 0.4%
Colgate-Palmolive Co., 0.600%, 11/15/14, MTN	319,000	320,048

Diversified Financial Services 16.6%
American Express Credit Corp., 2.375%, 03/24/17, MTN	691,000	722,561

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
CME Group, Inc., 5.750%, 02/15/14	1,176,000	1,226,929
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	1,070,000	1,178,509
General Electric Capital Corp., Series A, 7.125%(b)(c)	600,000	697,839
General Electric Capital Corp., Series B, 6.250%(b)(c)	1,700,000	1,865,806
John Deere Capital Corp., 1.250%, 12/02/14, MTN	633,000	641,630
Lazard Group LLC, 6.850%, 06/15/17	810,000	931,291
Lazard Group LLC, 7.125%, 05/15/15	269,000	297,566
MassMutual Global Funding LLC, 2.000%, 04/05/17(a)	650,000	666,292
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	329,000	354,777
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	938,000	953,771
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	724,000	764,425
Woodside Finance Ltd., 4.600%, 05/10/21(a)(e)	1,389,000	1,546,820

		11,848,216

Electric 1.3%
Alabama Power Co., 5.800%, 11/15/13	81,000	83,597
Dominion Resources, Inc., 1.950%, 08/15/16	299,000	308,339
Exelon Generation Co. LLC, 6.200%, 10/01/17	429,000	502,955

		894,891

Electronics 0.4%
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	279,000	288,880

Healthcare-Products 1.2%
Covidien International Finance SA, 3.200%, 06/15/22	852,000	888,668

Healthcare-Services 0.6%
UnitedHealth Group, Inc., 1.400%, 10/15/17	400,000	402,900

Household Products/Wares 0.7%
Clorox Co. (The), 3.050%, 09/15/22	480,000	484,273

Insurance 3.2%
Allied World Assurance Co. Holdings Ltd., 5.500%, 11/15/20	300,000	339,393

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Corporate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Insurance—continued
Berkshire Hathaway, Inc., 3.200%, 02/11/15	1,282,000	1,345,456
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(a)	532,000	563,387

		2,248,236

Internet 0.8%
eBay, Inc., 2.600%, 07/15/22	571,000	570,567

Machinery-Construction & Mining 0.3%
Caterpillar, Inc., 3.803%, 08/15/42	203,000	192,420

Machinery-Diversified 0.5%
Deere & Co., 3.900%, 06/09/42	356,000	351,700

Media 4.4%
Comcast Corp., 3.125%, 07/15/22	558,000	570,928
Comcast Corp., 4.650%, 07/15/42	843,000	857,886
Thomson Reuters Corp., 5.950%, 07/15/13	24,000	24,374
Time Warner Cable, Inc., 4.000%, 09/01/21	612,000	653,007
Time Warner, Inc., 6.200%, 03/15/40	377,000	438,600
Walt Disney Co. (The), 3.750%, 06/01/21, MTN	532,000	586,631

		3,131,426

Mining 6.1%
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	444,000	482,180
Barrick International Barbados Corp., 6.350%, 10/15/36(a)	753,000	865,269
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	661,000	668,295
Kinross Gold Corp., 5.125%, 09/01/21	1,272,000	1,329,436
Newmont Mining Corp., 6.250%, 10/01/39	910,000	1,045,150

		4,390,330

Miscellaneous Manufacturer 2.1%
3M Co., 1.375%, 09/29/16	417,000	427,063
General Electric Co., 4.125%, 10/09/42	551,000	552,402
General Electric Co., 5.250%, 12/06/17	455,000	532,982

		1,512,447

Oil & Gas 3.6%
BP Capital Markets PLC, 2.248%, 11/01/16	839,000	872,877

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Ensco PLC, 4.700%, 03/15/21	748,000	835,151
Shell International Finance BV, 2.375%, 08/21/22	359,000	356,185
Shell International Finance BV, 3.625%, 08/21/42	503,000	486,618

		2,550,831

Oil & Gas Services 2.2%
Baker Hughes, Inc., 5.125%, 09/15/40	642,000	746,298
Weatherford International Ltd., 5.125%, 09/15/20	273,000	294,454
Weatherford International Ltd., 6.500%, 08/01/36	499,000	535,960

		1,576,712

Pharmaceuticals 1.9%
Express Scripts Holding Co., 2.650%, 02/15/17	659,000	690,275
Zoetis, Inc., 3.250%, 02/01/23(a)	677,000	686,534

		1,376,809

Pipelines 8.8%
El Paso Natural Gas Co., 5.950%, 04/15/17	329,000	381,816
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	355,000	430,151
Enbridge Energy Partners LP, 5.500%, 09/15/40	431,000	447,202
Energy Transfer Partners LP, 6.050%, 06/01/41	260,000	281,514
Energy Transfer Partners LP, 6.625%, 10/15/36	583,000	664,770
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	1,601,000	1,623,017
Southern Natural Gas Co., 5.900%, 04/01/17(a)	39,000	45,456
TC Pipelines LP, 4.650%, 06/15/21	712,000	764,350
TransCanada PipeLines Ltd., 6.100%, 06/01/40	805,000	1,016,095
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	65,000	78,995
Williams Partners LP, 4.125%, 11/15/20	509,000	549,194

		6,282,560

Real Estate Investment Trust 3.9%
American Tower Corp., 3.500%, 01/31/23	925,000	917,422

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Corporate Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust—continued
Digital Realty Trust LP, 5.875%, 02/01/20	890,000	1,013,918
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	735,000	845,934

		2,777,274

Retail 4.1%
AutoZone, Inc., 3.700%, 04/15/22	522,000	538,664
Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	678,000	621,454
Wesfarmers Ltd., 1.874%, 03/20/18(a)	658,000	663,659
Wesfarmers Ltd., 6.998%, 04/10/13(a)	1,102,000	1,103,193

		2,926,970

Semiconductors 4.4%
Analog Devices, Inc., 3.000%, 04/15/16	237,000	250,732
Intel Corp., 1.950%, 10/01/16	497,000	514,843
Intel Corp., 4.250%, 12/15/42	1,243,000	1,214,201
Intel Corp., 4.800%, 10/01/41	402,000	424,595
TSMC Global Ltd., 1.625%, 04/03/18(a)(d)	731,000	729,933

		3,134,304

Telecommunication Services 10.9%
AT&T, Inc., 0.900%, 02/12/16	1,309,000	1,308,112
AT&T, Inc., 4.350%, 06/15/45(a)	411,000	382,081
AT&T, Inc., 5.550%, 08/15/41	636,000	701,038
CC Holdings GS V LLC, 3.849%, 04/15/23(a)	1,186,000	1,194,851
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	784,000	814,854
Cisco Systems, Inc., 5.500%, 02/22/16	605,000	687,562
Cisco Systems, Inc., 5.500%, 01/15/40	846,000	1,009,519
Juniper Networks, Inc., 4.600%, 03/15/21	247,000	265,018
Verizon Communications, Inc., 5.550%, 02/15/16	1,155,000	1,302,991
Verizon Communications, Inc., 5.850%, 09/15/35	120,000	137,737

		7,803,763

Total Corporate Bonds (Cost $64,159,791)		66,831,194

	Shares or Principal Amount($)	Value($)
Preferred Stocks 4.6%
Banks 2.7%
PNC Financial Services Group, Inc., Series P, 6.125%(b)(c)	19,150	529,880
US Bancorp, Series F, 6.500%(b)(c)	29,250	873,405
US Bancorp, Series G, 6.000%(b)(c)	17,850	496,944

		1,900,229

Insurance 1.6%
Arch Capital Group Ltd., Series C, 6.750%(c)	16,650	463,703
Reinsurance Group of America, Inc., 6.200%(b)	25,275	688,238

		1,151,941

Real Estate Investment Trust 0.3%
Public Storage, Series U, 5.625%(c)	7,875	202,939

Total Preferred Stocks (Cost $2,923,001)		3,255,109

Money Market Fund 2.5%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(f)	1,785,944	1,785,944

Total Money Market Fund (Cost $1,785,944)		1,785,944

Total Investments (Cost $68,868,736) — 100.7%		71,872,247
Liabilities in excess of other assets — (0.7)%		(464,882)

Net Assets — 100.0%		$71,407,365

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 17.6% of net assets as of March 31, 2013.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(c)	Security is perpetual in nature and has no stated maturity.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Georgia Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 96.0%
Alabama 0.4%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)(b)	640,000	591,283

California 2.6%
California State, GO, 5.000%, 02/01/20	1,910,000	2,310,088
California State, GO, 5.000%, 02/01/38	1,435,000	1,588,889

		3,898,977

Florida 1.4%
Miami-Dade County FL Aviation Revenue, Series A, AMT, RB, 5.000%, 10/01/21	1,750,000	2,089,360

Georgia 83.6%
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Pre-refunded 04/01/2014 @ 102, XLCA	2,680,000	2,867,761
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/27	1,885,000	2,200,624
Athens-Clarke County Unified Government Development Authority, RB, 5.250%, 07/01/29	1,690,000	1,955,533
Athens-Clarke County Unified Government Development Authority, Catholic Health East, RB, 6.250%, 11/15/32	1,455,000	1,674,850
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.500%, 01/01/38(c)	4,000,000	4,644,360
Athens-Clarke County Unified Government Water & Sewerage, RB, 5.625%, 01/01/33(c)	3,000,000	3,527,910
Atlanta Airport Passenger Facility Charge, Series B, RB, 5.000%, 01/01/21	2,000,000	2,388,640
Atlanta Airport Project, Series B, RB, 5.000%, 01/01/42	5,235,000	5,781,063
Atlanta GA Department of Aviation, Series B, RB, 5.000%, 01/01/20	1,500,000	1,813,665

	Shares or Principal Amount($)	Value($)
Georgia—continued
Atlanta GA Department of Aviation, Series C, AMT, RB, 5.000%, 01/01/30	1,500,000	1,664,805
Atlanta GA Department of Aviation, Series C, AMT, RB, 5.000%, 01/01/31	1,000,000	1,105,900
Burke County Development Authority, Georgia Power Company, RB, 1.400%, 11/01/48(d)	1,890,000	1,918,237
Carroll County Water Authority, Water & Sewerage, RB, 5.250%, 07/01/22, Pre-refunded 07/01/2015 @ 100, AGM	150,000	166,158
Carroll County Water Authority, Water & Sewerage, RB, 5.250%, 07/01/22, AGM	850,000	928,251
Cherokee County Board of Education, GO, 5.000%, 08/01/33, State Aid Withholding	2,000,000	2,314,860
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, 5.000%, 07/01/37, AMBAC/County Guaranteed, AMT	1,000,000	1,062,580
Clarke County Hospital Authority, Athens Regional Medical Center, RB, 5.000%, 01/01/32	1,180,000	1,336,244
Cobb County Hospital Authority, RB, 5.250%, 04/01/21, Pre-refunded 04/01/2013 @ 103, AMBAC	1,000,000	1,025,420
Cobb County Kennestone Hospital Authority, RB, 5.250%, 04/01/41	1,000,000	1,108,040
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.000%, 11/15/29(c)	6,300,000	7,084,098
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc., RB, 5.250%, 11/15/39(c)	3,000,000	3,351,990
Douglas County, GO, 5.000%, 08/01/13	5,565,000	5,656,377

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Georgia Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Georgia—continued
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, AMBAC	475,000	492,784
Downtown Smyrna Development Authority, RB, 5.250%, 02/01/28	1,000,000	1,209,700
Forsyth County, GO, 5.000%, 03/01/25(c)	6,825,000	8,135,536
Forsyth County School District, GO, 5.000%, 02/01/23, NATL-RE	3,000,000	3,240,390
Forsyth County Water & Sewerage Authority, RB, 5.000%, 04/01/31, County Guaranteed	645,000	769,853
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.000%, 10/01/42(c)	5,025,000	5,523,480
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, NATL-RE(c)	2,370,000	2,485,822
Fulton County Development Authority, Robert Woodruff Arts Center, Inc., Series B, RB, 5.250%, 03/15/24	1,300,000	1,465,581
Georgia State, Series F, GO, 5.000%, 12/01/15	1,030,000	1,156,371
Georgia State, Series G, GO, 5.000%, 11/01/16	1,500,000	1,737,645
Georgia State, Series I, GO, 5.000%, 07/01/21	2,625,000	3,322,069
Georgia State Higher Education Facilities Authority, USG Real Estate Foundation I LLC, RB, 6.000%, 06/15/34	1,065,000	1,237,903
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Series A, RB, 5.500%, 08/01/28	1,800,000	2,005,452
Glynn-Brunswick Memorial Hospital Authority, SouthEast Health System, Series A, RB, 5.625%, 08/01/34	2,000,000	2,232,160
Greene County Development Authority, RB, 5.000%, 11/15/37	555,000	605,461

	Shares or Principal Amount($)	Value($)
Georgia—continued
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Pre-refunded 01/01/2014 @ 100, NATL-RE	2,910,000	3,020,609
Gwinnett County School District, GO, 5.000%, 02/01/20	1,235,000	1,530,079
Habersham County School District, GO, 5.000%, 04/01/20, State Aid Withholding	1,520,000	1,861,331
Henry County Water & Sewerage Authority, RB, 6.150%, 02/01/20, AMBAC	2,100,000	2,661,981
Houston County School District, Sales Tax, GO, 4.000%, 09/01/14, State Aid Withholding	985,000	1,037,304
Lincoln County School District, GO, 5.500%, 04/01/37, State Aid Withholding	1,000,000	1,154,340
Milledgeville & Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Pre-refunded 09/01/2014 @ 101	2,355,000	2,567,609
Municipal Electric Authority of Georgia, RB, 5.000%, 01/01/30	2,115,000	2,439,504
Municipal Electric Authority of Georgia, Series A, RB, 5.000%, 01/01/21	2,030,000	2,465,577
Municipal Electric Authority of Georgia, Series B, RB, 4.000%, 01/01/16	755,000	822,074
Private Colleges & Universities Authority, Emory University, Series C, RB, 5.250%, 09/01/39	3,500,000	4,040,120
Richmond County Hospital Authority, University Health Services, Inc. Project, RB, 5.250%, 01/01/29	2,250,000	2,468,362
Thomasville Hospital Authority, John D. Archhold Memorial Hospital, RB, 5.375%, 11/01/40	2,510,000	2,752,893

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Georgia Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Georgia—continued
Valdosta Board of Education, Sales Tax, GO, 3.000%, 02/01/15, State Aid Withholding	1,180,000	1,234,681
Valdosta Board of Education, Sales Tax, GO, 4.000%, 02/01/16, State Aid Withholding	2,340,000	2,560,405
Walton County School District, GO, 4.000%, 08/01/16, State Aid Withholding	980,000	1,086,036
Walton County School District, Series A, GO, 5.000%, 08/01/21, Pre-refunded 08/01/2015 @ 100, NATL-RE(c)	2,575,000	2,847,074

		127,747,552

New Jersey 0.7%
New Jersey Economic Development Authority, RB, 5.000%, 03/01/28	1,000,000	1,140,130

North Carolina 0.7%
North Carolina State Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	970,000	1,042,702

Puerto Rico 2.4%
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Series CC, RB, 5.500%, 07/01/30	2,560,000	2,559,770
Puerto Rico Electric Power Authority, RB, 5.125%, 07/01/29, Pre-refunded 07/01/2013 @ 100	1,100,000	1,113,926
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, RB, 5.500%, 08/01/28, Pre-refunded 08/01/2019 @ 100	20,000	25,387

		3,699,083

Texas 2.5%
Plano, GO, 5.000%, 09/01/22(b)	3,000,000	3,772,500

	Shares or Principal Amount($)	Value($)
Virginia 1.7%
Virginia Small Business Financing Authority, AMT, RB, 5.000%, 07/01/34	1,770,000	1,820,445
Virginia Small Business Financing Authority, AMT, RB, 5.000%, 01/01/40	735,000	753,279

		2,573,724

Total Municipal Bonds (Cost $137,942,679)		146,555,311

Money Market Fund 6.4%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(e)	9,819,881	9,819,881

Total Money Market Fund (Cost $9,819,881)		9,819,881

Total Investments (Cost $147,762,560) — 102.4%		156,375,192
Liabilities in excess of other assets — (2.4)%		(3,655,748)

Net Assets — 100.0%		$152,719,444

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
COP	—	Certificate of Participation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
XLCA	—	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Grade Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 86.6%
Alabama 6.3%
Birmingham, Series A, GO, 0.000%, 03/01/37(a)(b)	2,000,000	1,798,520
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC	2,000,000	2,349,360

		4,147,880

Alaska 3.7%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(c)	2,000,000	2,467,840

California 16.2%
California State, GO, 5.000%, 02/01/43	2,000,000	2,197,160
California State, GO, 5.250%, 03/01/30	1,225,000	1,433,715
California State, GO, 6.500%, 04/01/33(c)	2,000,000	2,477,740
San Diego County Regional Airport Authority, Series B, AMT, RB, 5.000%, 07/01/43	2,000,000	2,170,320
Ventura County Public Financing Authority, Series A, 5.000%, 11/01/38	2,250,000	2,482,380

		10,761,315

District of Columbia 3.7%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30	2,000,000	2,436,700

Georgia 5.9%
Fulton County Development Authority, Georgia Tech Athletic Association, RB, 5.750%, 10/01/36	1,250,000	1,445,888
Georgia State, Series A, GO, 5.000%, 01/01/20	2,000,000	2,480,180

		3,926,068

Idaho 4.4%
Idaho Health Facilities Authority, Series A, RB, 6.750%, 11/01/37	2,500,000	2,928,675

Illinois 5.3%
Chicago IL O’Hare International Airport Revenue, Series A, AMT, RB, 5.000%, 01/01/20	2,000,000	2,352,580

	Shares or Principal Amount($)	Value($)
Illinois—continued
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	1,000,000	1,126,160

		3,478,740

Indiana 2.3%
Indiana Finance Authority, RB, 5.000%, 07/01/40	1,500,000	1,557,225

Kansas 2.7%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(c)	1,500,000	1,760,520

Maine 4.6%
Maine State Turnpike Authority, RB, 6.000%, 07/01/38(c)	2,500,000	3,044,325

Maryland 1.7%
Baltimore County, GO, 5.000%, 08/01/15	1,000,000	1,107,970

Nevada 2.5%
Las Vegas Valley Water District, Series B, GO, 5.000%, 06/01/37	1,500,000	1,677,705

New Jersey 3.5%
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	1,955,000	2,323,322

New York 1.8%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	1,000,000	1,176,100

North Carolina 2.8%
North Carolina Municipal Power Agency No 1, Series B, RB, 5.000%, 01/01/23	1,550,000	1,876,105

Texas 13.8%
Austin, Series 2005, GO, 5.000%, 09/01/19, NATL-RE	1,000,000	1,087,250
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(c)	4,000,000	4,916,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Grade Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Texas—continued
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Series B, RB, 7.125%, 12/01/31	1,000,000	1,326,610
Lower Colorado River Authority, Series A, RB, 5.000%, 05/15/24	1,500,000	1,781,760

		9,111,620

Washington 5.4%
Central Puget Sound Regional Transit Authority, Series A, RB, 5.000%, 11/01/23, Pre-refunded 05/01/2015 @ 100, AMBAC	1,500,000	1,646,220
Seattle Washington Municipal Light & Power, RB, 5.750%, 04/01/29, BHAC(c)	1,635,000	1,939,764

		3,585,984

Total Municipal Bonds (Cost $52,273,477)		57,368,094

Money Market Fund 15.4%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	10,187,447	10,187,447

Total Money Market Fund (Cost $10,187,447)		10,187,447

Total Investments (Cost $62,460,924) — 102.0%		67,555,541
Liabilities in excess of other assets — (2.0)%		(1,301,390)

Net Assets — 100.0%		$66,254,151

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 3.3%
Commercial Services 0.1%
ABC Supply, Bridge Term Loan, 03/28/14(a)(b)(c)	330,000	330,000
Walter Energy, Inc., Term Loan B, 5.750%, 04/02/18(a)(d)	953,846	958,882

		1,288,882

Energy 0.4%
Aventine Renewable Energy Holdings, Inc., Term Loan B, 15.000%, 12/21/15(a)(d)(e)(f)	5,227,518	3,920,638

Food 0.2%
HJ Heinz Co., 2nd Lien Bridge Term Loan, 02/14/14(a)(b)(c)	2,305,000	2,305,000

Health Care 0.0%(g)
Community Health Systems, Inc., Extended Term Loan, 3.784%-3.787%, 01/25/17(a)(d)	105,909	106,932

Media 0.6%
Nielsen Holdings NV, Bridge Term Loan, 02/21/14(a)(b)(c)	2,395,000	2,395,000
Tribune Co., Exit Term Loan, 4.000%, 12/31/19(a)(d)	2,937,638	2,961,139

		5,356,139

Mining 0.1%
FMG America Finance, Inc., Term Loan, 5.250%, 10/18/17(a)(d)	447,750	452,827

Oil & Gas 0.3%
Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 03/24/17(a)(d)	2,705,000	2,713,467

Packaging & Containers 0.3%
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/04/20(a)(b)(d)	2,840,000	2,832,247

Retail 0.2%
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(d)	1,850,256	1,810,161

Semiconductors 0.4%
Freescale Semiconductor, Inc., Term Loan B4, 03/02/20(a)(b)(c)	3,880,000	3,888,497

	Shares or Principal Amount($)	Value($)
Telecommunication Services 0.7%
Alcatel-Lucent USA, Inc., USD Term Loan C, 01/31/19(a)(b)(c)	1,291,763	1,310,274
Cequel Communications LLC, Term Loan B, 4.000%, 02/14/19(a)(d)	1,539,450	1,552,920
Level 3 Financing, Inc., 2019 Term Loan B, 5.250%, 08/01/19(a)(d)	965,000	977,304
Virgin Media Investment Holdings Ltd., USD Term Loan B, 02/17/20(a)(b)(c)	2,585,000	2,572,566

		6,413,064

Total Bank Loans (Cost $32,159,492)		31,087,854

Corporate Bonds 86.9%
Advertising 0.2%
MDC Partners, Inc., 6.750%, 04/01/20(a)	1,885,000	1,903,850

Aerospace/Defense 1.0%
BE Aerospace, Inc., 5.250%, 04/01/22	4,295,000	4,429,219
GenCorp, Inc., 7.125%, 03/15/21(a)	1,675,000	1,767,125
Silver II Borrower/Silver II US Holdings LLC, 7.750%, 12/15/20(a)	2,620,000	2,790,300

		8,986,644

Airlines 1.5%
Air Canada, Inc., 9.250%, 08/01/15(a)(h)	13,135,000	13,988,775

Apparel 0.5%
Wolverine World Wide, Inc., 6.125%, 10/15/20(a)	4,410,000	4,680,112

Auto Manufacturers 0.0%(a)(g)
General Motors Co. Escrow, 7.200%(e)(f)(h)(i)(j)	17,182,000	—
General Motors Co. Escrow, 8.375%(e)(f)(h)(i)(j)	36,800,000	—

		—

Auto Parts & Equipment 0.7%
Delphi Corp., 5.000%, 02/15/23	3,275,000	3,463,312
Lear Corp., 4.750%, 01/15/23(a)	2,820,000	2,749,500

		6,212,812

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Banks 1.8%
Ally Financial, Inc., 7.500%, 09/15/20(k)	4,490,000	5,477,800
Ally Financial, Inc., 8.000%, 11/01/31(k)	7,345,000	9,291,425
Provident Funding Associates LP/PFG Finance Corp., 10.125%, 02/15/19(a)	1,645,000	1,793,050

		16,562,275

Building Materials 1.1%
Cemex Finance LLC, 9.375%, 10/12/22(a)	2,825,000	3,284,063
Gibraltar Industries, Inc., 6.250%, 02/01/21(a)	1,270,000	1,346,200
Masco Corp., 5.950%, 03/15/22	2,640,000	2,969,559
USG Corp., 8.375%, 10/15/18(a)	855,000	944,775
USG Corp., 9.750%, 01/15/18	1,135,000	1,344,975

		9,889,572

Chemicals 0.9%
Ineos Finance PLC, 7.500%, 05/01/20(a)	3,985,000	4,338,669
Kinove German Bondco GmbH, 9.625%, 06/15/18(a)	988,000	1,099,150
Nufarm Australia Ltd., 6.375%, 10/15/19(a)	1,630,000	1,670,750
PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20(a)	1,600,000	1,610,000

		8,718,569

Coal 0.4%
Peabody Energy Corp., 6.250%, 11/15/21(h)	3,005,000	3,125,200
Walter Energy, Inc., 8.500%, 04/15/21(a)	1,075,000	1,101,875

		4,227,075

Commercial Services 4.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18(h)	660,000	744,982
Cenveo Corp., 11.500%, 05/15/17(h)	5,815,000	5,044,512
FTI Consulting, Inc., 6.000%, 11/15/22(a)	2,045,000	2,162,588
Harland Clarke Holdings Corp., 9.750%, 08/01/18(a)(h)	12,520,000	13,271,200
Lender Processing Services, Inc., 5.750%, 04/15/23	2,835,000	2,955,488

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
Live Nation Entertainment, Inc., 7.000%, 09/01/20(a)	1,245,000	1,338,375
Monitronics International, Inc., 9.125%, 04/01/20	3,755,000	3,970,912
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(a)	4,577,000	4,874,505
ServiceMaster Co., 8.000%, 02/15/20(h)	3,545,000	3,802,012
United Rentals North America, Inc., 7.375%, 05/15/20	4,315,000	4,789,650
United Rentals North America, Inc., 7.625%, 04/15/22	2,135,000	2,385,863

		45,340,087

Computers 1.3%
Brocade Communications Systems, Inc., 4.625%, 01/15/23(a)	815,000	788,513
j2 Global, Inc., 8.000%, 08/01/20	4,020,000	4,281,300
NCR Corp., 4.625%, 02/15/21(a)	4,505,000	4,482,475
NCR Corp., 5.000%, 07/15/22(a)(h)	2,285,000	2,290,712

		11,843,000

Diversified Financial Services 4.8%
Aircastle Ltd.,6.750%, 04/15/17	3,090,000	3,399,000
Aircastle Ltd.,7.625%, 04/15/20	3,055,000	3,536,162
CNG Holdings, Inc., 9.375%, 05/15/20(a)	2,740,000	2,688,625
Community Choice Financial, Inc., 10.750%, 05/01/19	2,585,000	2,449,288
Icahn Enterprises Finance Corp., 8.000%, 01/15/18	4,630,000	4,954,100
International Lease Finance Corp., 6.250%, 05/15/19	4,335,000	4,746,825
International Lease Finance Corp., 8.250%, 12/15/20	1,405,000	1,721,125
International Lease Finance Corp., 8.750%, 03/15/17	7,430,000	8,739,537
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(a)	2,610,000	2,655,675
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20(a)	1,910,000	2,110,550

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19(a)	1,645,000	1,875,300
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 01/15/18(a)	1,655,000	1,717,063
Serta Simmons Holdings LLC, 8.125%, 10/01/20(a)	3,420,000	3,552,525

		44,145,775

Electric 1.9%
Calpine Corp., 7.250%, 10/15/17(a)	1,895,000	2,008,700
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20(a)	2,145,000	2,413,125
GenOn Energy, Inc., 9.500%, 10/15/18(h)	3,630,000	4,274,325
GenOn Energy, Inc., 9.875%, 10/15/20	810,000	927,450
Midwest Generation LLC, Series B, 8.560%, 01/02/16(e)(h)	5,312,265	5,206,020
NRG Energy, Inc., 7.625%, 05/15/19	2,375,000	2,565,000

		17,394,620

Electrical Components & Equipment 0.4%
General Cable Corp., 5.750%, 10/01/22(a)	1,830,000	1,866,600
GrafTech International Ltd., 6.375%, 11/15/20(a)	1,450,000	1,500,750

		3,367,350

Electronics 1.2%
313 Group, Inc., 6.375%, 12/01/19(a)(h)	7,670,000	7,612,475
313 Group, Inc., 8.750%, 12/01/20(a)(h)	3,445,000	3,483,756

		11,096,231

Energy-Alternate Sources 0.2%
First Wind Capital LLC, 10.250%, 06/01/18(a)	1,600,000	1,700,000

Engineering & Construction 0.5%
Aguila 3 SA, 7.875%, 01/31/18(a)	4,190,000	4,493,775

Entertainment 2.0%
Carmike Cinemas, Inc., 7.375%, 05/15/19	1,310,000	1,437,725

	Shares or Principal Amount($)	Value($)
Entertainment—continued
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21(a)	1,935,000	1,922,906
Cinemark USA, Inc., 5.125%, 12/15/22(a)	795,000	798,975
Diamond Resorts Corp., 12.000%, 08/15/18(k)	11,325,000	12,514,125
Pinnacle Entertainment, Inc., 7.750%, 04/01/22	1,170,000	1,256,287
Pinnacle Entertainment, Inc., 8.750%, 05/15/20(h)	750,000	824,063

		18,754,081

Environmental Control 0.9%
Clean Harbors, Inc., 5.125%, 06/01/21(a)	1,100,000	1,126,125
Clean Harbors, Inc., 5.250%, 08/01/20	2,155,000	2,225,037
Heckmann Corp., 9.875%, 04/15/18(a)	1,435,000	1,522,894
Heckmann Corp., 9.875%, 04/15/18(h)	3,720,000	3,975,750

		8,849,806

Food 3.1%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(a)(b)	25,080,000	25,111,350
Post Holdings, Inc., 7.375%, 02/15/22	3,445,000	3,767,969

		28,879,319

Forest Products & Paper 0.6%
Verso Paper Holdings LLC/Verso Paper, Inc., 11.750%, 01/15/19(h)	6,625,000	5,366,250

Gas 0.4%
Sabine Pass LNG LP, 6.500%, 11/01/20(a)	2,230,000	2,347,075
Sabine Pass LNG LP, 7.500%, 11/30/16	1,565,000	1,729,325

		4,076,400

Hand/Machine Tools 0.3%
Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21(a)	2,619,000	2,707,391

Healthcare-Products 1.6%
Biomet, Inc., 6.500%, 08/01/20(a)	4,750,000	5,040,937
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	2,205,000	2,386,913

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Products—continued
Physio-Control International, Inc., 9.875%, 01/15/19(a)	6,450,000	7,272,375

		14,700,225

Healthcare-Services 2.1%
CDRT Holding Corp., PIK, 9.250%, 10/01/17(a)	4,530,000	4,699,875
CHS/Community Health Systems, Inc., 5.125%, 08/15/18	4,275,000	4,478,063
HCA, Inc., 6.250%, 02/15/21	5,145,000	5,485,856
MedImpact Holdings, Inc., 10.500%, 02/01/18(a)	4,375,000	4,878,125

		19,541,919

Holding Companies-Diversified 0.9%
MMI International Ltd., 8.000%, 03/01/17(a)	3,440,000	3,526,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.125%, 09/01/20(a)	4,285,000	4,477,825

		8,003,825

Home Builders 0.1%
KB Home, 7.500%, 09/15/22	850,000	954,125

Household Products/Wares 0.7%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19(h)	4,875,000	5,374,687
Spectrum Brands Escrow Corp., 6.375%, 11/15/20(a)	710,000	762,363
Spectrum Brands Escrow Corp., 6.625%, 11/15/22(a)(h)	710,000	770,350

		6,907,400

Housewares 0.7%
Libbey Glass, Inc., 6.875%, 05/15/20	6,125,000	6,607,344

Insurance 1.0%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(d)	3,060,000	2,769,300
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(d)(h)	2,370,000	2,215,950
Genworth Financial, Inc., 6.150%, 11/15/66(d)	1,975,000	1,807,125
MBIA, Inc., 6.625%, 10/01/28(h)	2,650,000	2,093,500

		8,885,875

	Shares or Principal Amount($)	Value($)
Internet 1.2%
CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22(a)	790,000	827,525
Equinix, Inc., 4.875%, 04/01/20	2,240,000	2,256,800
Equinix, Inc., 5.375%, 04/01/23	1,105,000	1,118,813
Mood Media Corp., 9.250%, 10/15/20(a)	2,355,000	2,572,837
Zayo Escrow Corp., 8.125%, 01/01/20(h)	4,175,000	4,676,000

		11,451,975

Iron/Steel 0.2%
JMC Steel Group, 8.250%, 03/15/18(a)(h)	1,610,000	1,706,600

Leisure Time 0.3%
ClubCorp Club Operations, Inc., 10.000%, 12/01/18	640,000	723,200
Viking Cruises Ltd., 8.500%, 10/15/22(a)	1,505,000	1,655,500

		2,378,700

Lodging 1.5%
Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	3,930,000	3,880,875
Chester Downs & Marina LLC, 9.250%, 02/01/20(a)(h)	595,000	568,225
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(a)	4,490,000	4,983,900
MGM Resorts International, 6.750%, 10/01/20(a)	1,640,000	1,738,400
MGM Resorts International, 7.625%, 01/15/17	2,325,000	2,580,750

		13,752,150

Machinery-Diversified 0.1%
Manitowoc Co., Inc. (The), 8.500%, 11/01/20	790,000	892,700

Media 5.7%
Block Communications, Inc., 7.250%, 02/01/20(a)	2,690,000	2,925,375
CCO Holdings LLC/Cap Corp., 5.125%, 02/15/23	2,870,000	2,783,900
CCO Holdings LLC/Cap Corp., 5.250%, 09/30/22	5,400,000	5,305,500
CCO Holdings LLC/Cap Corp., 7.375%, 06/01/20	585,000	648,619

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Cequel Communications Holdings I LLC, 6.375%, 09/15/20(a)	1,200,000	1,245,000
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/22(a)	2,560,000	2,668,800
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22(a)	6,930,000	7,311,150
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20	1,895,000	1,977,906
DISH DBS Corp., 5.875%, 07/15/22	6,365,000	6,675,294
Entravision Communications Corp., 8.750%, 08/01/17	5,667,000	6,148,695
LIN Television Corp., 6.375%, 01/15/21(a)	1,195,000	1,272,675
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(a)	1,675,000	1,658,250
Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23(a)	3,675,000	3,812,812
Sirius XM Radio, Inc., 5.250%, 08/15/22(a)(h)	2,005,000	2,050,113
Univision Communications, Inc., 6.750%, 09/15/22(a)	4,340,000	4,687,200
Videotron Ltd., 5.000%, 07/15/22	1,985,000	2,014,775

		53,186,064

Mining 3.2%
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(a)(h)	7,880,000	8,500,550
HudBay Minerals, Inc., 9.500%, 10/01/20	2,850,000	3,113,625
Inmet Mining Corp., 7.500%, 06/01/21(a)	6,525,000	7,063,312
Inmet Mining Corp., 8.750%, 06/01/20(a)(k)	7,945,000	8,818,950
New Gold, Inc., 6.250%, 11/15/22(a)	1,265,000	1,325,088
Vulcan Materials Co., 7.500%, 06/15/21	940,000	1,106,850

		29,928,375

Miscellaneous Manufacturer 1.1%
Bombardier, Inc., 4.250%, 01/15/16(a)	2,915,000	3,024,313

	Shares or Principal Amount($)	Value($)
Miscellaneous Manufacturer—continued
Bombardier, Inc., 5.750%, 03/15/22(a)	1,065,000	1,092,956
Bombardier, Inc., 6.125%, 01/15/23(a)	5,830,000	6,048,625

		10,165,894

Oil & Gas 10.4%
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp., 7.750%, 01/15/21(a)	8,250,000	7,920,000
Chesapeake Energy Corp., 6.625%, 08/15/20(h)	2,935,000	3,206,488
CITGO Petroleum Corp., 11.500%, 07/01/17(a)	4,155,000	4,762,669
EP Energy LLC/Everest Acquisition Finance, Inc., 6.875%, 05/01/19	1,775,000	1,943,625
EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22(h)	790,000	872,950
Halcon Resources Corp., 8.875%, 05/15/21(a)(h)	6,355,000	6,847,512
Hercules Offshore, Inc., 7.125%, 04/01/17(a)	4,954,000	5,337,935
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	855,000	942,638
MEG Energy Corp., 6.375%, 01/30/23(a)	2,880,000	2,995,200
Oasis Petroleum, Inc., 6.875%, 01/15/23	2,470,000	2,717,000
Offshore Group Investment Ltd., 7.125%, 04/01/23(a)	3,175,000	3,246,437
Offshore Group Investment Ltd., 7.500%, 11/01/19(a)(h)	3,925,000	4,160,500
Plains Exploration & Production Co., 6.125%, 06/15/19	4,395,000	4,812,525
Plains Exploration & Production Co., 6.625%, 05/01/21	3,330,000	3,663,000
Plains Exploration & Production Co., 6.875%, 02/15/23	12,160,000	13,771,200
Range Resources Corp., 5.000%, 03/15/23(a)	3,270,000	3,343,575
SandRidge Energy, Inc., 7.500%, 03/15/21	6,430,000	6,687,200
Seadrill Ltd., 5.625%, 09/15/17(a)	2,000,000	2,020,000
United Refining Co., 10.500%, 02/28/18(h)(k)	13,204,000	14,920,520

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
WPX Energy, Inc., 6.000%, 01/15/22	2,000,000	2,095,000

		96,265,974

Oil & Gas Services 1.5%
American Petroleum Tankers LLC, 10.250%, 05/01/15	453,000	467,723
Cie Generale de Geophysique-Veritas, 6.500%, 06/01/21	5,100,000	5,355,000
Exterran Partners LP/EXLP Finance Corp., 6.000%, 04/01/21(a)	1,865,000	1,858,006
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21(a)	1,960,000	1,945,300
Oil States International, Inc., 5.125%, 01/15/23(a)	2,375,000	2,375,000
Oil States International, Inc., 6.500%, 06/01/19	2,140,000	2,289,800

		14,290,829

Packaging & Containers 0.8%
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23(a)	4,140,000	4,015,800
Sealed Air Corp., 5.250%, 04/01/23(a)	2,235,000	2,243,381
Sealed Air Corp., 6.500%, 12/01/20(a)	970,000	1,062,150

		7,321,331

Pharmaceuticals 1.1%
ConvaTec Healthcare, 10.500%, 12/15/18(a)(k)	8,920,000	9,923,500
Valeant Pharmaceuticals International, 6.500%, 07/15/16(a)	275,000	287,031

		10,210,531

Pipelines 1.3%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 08/01/23(a)	1,955,000	1,945,225
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	2,405,000	2,537,275
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21(a)(h)	7,165,000	7,433,687

		11,916,187

Real Estate 0.7%
CBRE Services, Inc., 5.000%, 03/15/23	6,540,000	6,613,575

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust 0.3%
Felcor Lodging LP, 5.625%, 03/01/23(a)(h)	2,395,000	2,439,906
Host Hotels & Resorts LP, 3.750%, 10/15/23	760,000	762,972

		3,202,878

Retail 3.4%
Bon-Ton Department Stores, Inc. (The), 10.625%, 07/15/17(h)	2,650,000	2,653,313
Claire’s Stores, Inc., 9.000%, 03/15/19(a)(h)	1,410,000	1,593,300
Coinstar, Inc., 6.000%, 03/15/19(a)	1,540,000	1,574,650
Dufry Finance SCA, 5.500%, 10/15/20(a)	825,000	855,966
Landry’s Holdings II, Inc., 10.250%, 01/01/18(a)(h)	2,720,000	2,849,200
Landry’s, Inc., 9.375%, 05/01/20(a)	4,205,000	4,530,887
Limited Brands, Inc., 5.625%, 02/15/22	1,800,000	1,908,000
Party City Holdings, Inc., 8.875%, 08/01/20(a)(h)	2,905,000	3,188,238
Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	5,675,000	5,923,281
Sears Holdings Corp., 6.625%, 10/15/18(h)	4,200,000	4,089,750
Toys R Us, Inc., 7.375%, 10/15/18	1,400,000	1,235,500
Toys R Us, Inc., 10.375%, 08/15/17	1,175,000	1,191,156

		31,593,241

Semiconductors 0.4%
Advanced Micro Devices, Inc., 7.500%, 08/15/22(a)	805,000	730,538
Advanced Micro Devices, Inc., 7.750%, 08/01/20	825,000	759,000
NXP BV/NXP Funding LLC, 5.750%, 03/15/23(a)	2,325,000	2,371,500

		3,861,038

Shipbuilding 0.4%
Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	1,425,000	1,549,688
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21	2,300,000	2,501,250

		4,050,938

Software 0.6%
First Data Corp., 6.750%, 11/01/20(a)	5,065,000	5,280,262

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Storage/Warehousing 0.7%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18	5,995,000	6,249,787

Telecommunication Services 12.9%
CenturyLink, Inc., 5.625%, 04/01/20	4,160,000	4,253,600
Frontier Communications Corp., 7.625%, 04/15/24(b)	295,000	303,481
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	4,280,000	4,702,650
Intelsat Luxembourg SA, 7.750%, 06/01/21(a)(b)	4,000,000	4,070,000
Level 3 Financing, Inc., 8.125%, 07/01/19(h)	5,985,000	6,583,500
Level 3 Financing, Inc., 8.625%, 07/15/20	3,855,000	4,298,325
Lynx I Corp., 5.375%, 04/15/21(a)	1,925,000	2,002,000
Lynx II Corp., 6.375%, 04/15/23(a)	3,625,000	3,797,187
MetroPCS Wireless, Inc., 6.250%, 04/01/21(a)	3,740,000	3,805,450
MetroPCS Wireless, Inc., 6.625%, 04/01/23(a)	4,250,000	4,335,000
NII Capital Corp., 7.625%, 04/01/21	3,995,000	2,876,400
NII International Telecom S.A.R.L., 11.375%, 08/15/19(a)	3,705,000	3,871,725
Nortel Networks Ltd., 10.750%, 07/15/16(e)(h)(k)	8,580,000	9,802,650
Sable International Finance Ltd., 8.750%, 02/01/20(a)(h)	1,770,000	2,000,100
Satmex Escrow SA de CV, 9.500%, 05/15/17(h)(k)	8,770,000	9,296,200
SBA Telecommunications, Inc., 5.750%, 07/15/20(a)	4,415,000	4,591,600
Sprint Capital Corp., 6.875%, 11/15/28	3,545,000	3,624,763
Sprint Capital Corp., 6.900%, 05/01/19(k)	10,364,000	11,374,490
Sprint Nextel Corp., 7.000%, 08/15/20(k)	4,175,000	4,592,500
Trilogy International Partners LLC, 10.250%, 08/15/16(a)(h)	7,855,000	7,697,900
Tw telecom holdings, Inc., 5.375%, 10/01/22	3,985,000	4,154,362
UPCB Finance V Ltd., 7.250%, 11/15/21(a)	3,300,000	3,646,500

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
US West Capital Funding, Inc., 6.875%, 07/15/28	1,490,000	1,436,256
ViaSat, Inc., 6.875%, 06/15/20	3,945,000	4,231,012
West Corp., 7.875%, 01/15/19	755,000	804,075
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(a)(h)	3,055,951	3,099,159
Wind Acquisition Finance SA, 7.250%, 02/15/18(a)	1,775,000	1,848,219
Windstream Corp., 6.375%, 08/01/23(a)(h)	2,865,000	2,843,513

		119,942,617

Transportation 1.1%
Bristow Group, Inc., 6.250%, 10/15/22	2,005,000	2,165,400
CHC Helicopter SA, 9.250%, 10/15/20	5,675,000	6,033,234
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21(a)	1,920,000	1,939,200

		10,137,834

Trucking & Leasing 0.3%
Aviation Capital Group Corp., 4.625%, 01/31/18(a)	3,005,000	3,100,195

Total Corporate Bonds (Cost $761,699,001)		806,284,157

Convertible Corporate Bond 0.2%
Auto Parts & Equipment 0.2%
Meritor, Inc., 4.625%, 03/01/26(d)(h)	2,145,000	2,080,650

Total Convertible Corporate Bond (Cost $1,867,074)		2,080,650

Preferred Stock 0.4%
Diversified Financial Services 0.4%
GMAC Capital Trust I, Series 2, 8.125%(d)	121,110	3,294,192

Total Preferred Stock (Cost $3,027,750)		3,294,192

Convertible Preferred Stock 0.8%
Auto Manufacturers 0.8%
General Motors Co., Series B, 4.750%, 12/01/13(h)	166,615	7,154,448

Total Convertible Preferred Stock (Cost $5,993,656)		7,154,448

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

High Income Fund — concluded

	Shares or Principal Amount($)	Value($)
Common Stock 0.1%
Energy-Alternate Sources 0.1%
Aventine Renewable Energy Holdings, Inc.*(e)(f)	52,974	794,610

Total Common Stock (Cost $6,347,507)		794,610

Short-Term Investment 7.6%
RidgeWorth Funds Securities Lending Joint Account(l)	70,317,458	70,317,458

Total Short-Term Investment (Cost $70,317,458)		70,317,458

Money Market Fund 7.2%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(m)	67,039,336	67,039,336

Total Money Market Fund (Cost $67,039,336)		67,039,336

Total Investments (Cost $948,451,274) — 106.5%		988,052,705
Liabilities in excess of other assets — (6.5)%		(60,220,913)

Net Assets — 100.0%		$927,831,792

*	Non-income producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 47.9% of net assets as of March 31, 2013.
(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(e)	Security is in default.

(f)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(g)	Less than 0.05% of Net Assets.

(h)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $68,530,873.

(i)	Valued at fair value using procedures approved by the Board of Trustees. (See Note 2(a))

(j)	Security is perpetual in nature and has no stated maturity.

(k)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(l)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(k)).

(m)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

PIK	—	Payment in-kind
ULC	—	Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Intermediate Bond Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligation 0.2%
Commercial Mortgage Backed Securities 0.2%
LB-UBS Commercial Mortgage Trust
Series 2005-C7, Cl A3, 5.455%, 11/15/30(a)	1,753,000	1,814,795

Total Collateralized Mortgage Obligation (Cost $1,754,938)		1,814,795

Corporate Bonds 26.8%
Aerospace/Defense 0.4%
United Technologies Corp., 3.100%, 06/01/22	3,330,000	3,490,110

Auto Manufacturers 0.4%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	1,640,000	1,774,521
Volkswagen International Finance, 2.375%, 03/22/17(b)	2,175,000	2,254,762

		4,029,283

Banks 1.9%
Fifth Third Bank, 1.450%, 02/28/18	4,337,000	4,335,959
HSBC Bank PLC, 3.100%, 05/24/16(b)	1,271,000	1,351,549
HSBC Bank PLC, 3.500%, 06/28/15(b)	1,729,000	1,829,159
KeyBank NA, 1.650%, 02/01/18	2,136,000	2,155,337
Northern Trust Corp., 4.625%, 05/01/14	667,000	697,527
PNC Bank NA, 0.800%, 01/28/16	5,178,000	5,177,415
Wells Fargo & Co., 1.250%, 02/13/15, MTN	2,770,000	2,801,927

		18,348,873

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	3,158,000	3,104,080
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	2,696,000	2,806,517

		5,910,597

Biotechnology 0.2%
Life Technologies Corp., 5.000%, 01/15/21	848,000	917,462
Life Technologies Corp., 6.000%, 03/01/20	1,242,000	1,393,452

		2,310,914

	Shares or Principal Amount($)	Value($)
Chemicals 0.4%
Dow Chemical Co. (The), 3.000%, 11/15/22	1,597,000	1,569,535
Praxair, Inc., 4.625%, 03/30/15	1,768,000	1,909,924

		3,479,459

Commercial Services 0.6%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	1,853,000	1,930,265
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	1,603,000	1,861,083
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,401,000	1,533,914

		5,325,262

Computers 0.9%
IBM Corp., 0.875%, 10/31/14	4,501,000	4,536,945
IBM Corp., 1.250%, 02/06/17	3,710,000	3,746,963

		8,283,908

Diversified Financial Services 3.6%
American Express Credit Corp., 2.375%, 03/24/17, MTN	1,622,000	1,696,083
CME Group, Inc., 5.400%, 08/01/13	2,135,000	2,169,124
CME Group, Inc., 5.750%, 02/15/14	2,074,000	2,163,819
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	3,506,000	3,861,543
General Electric Capital Corp., Series A, 7.125%,(a)(c)	1,305,000	1,517,800
General Electric Capital Corp., Series B, 6.250%,(a)(c)	4,900,000	5,377,912
John Deere Capital Corp., 1.250%, 12/02/14, MTN	1,686,000	1,708,987
Lazard Group LLC, 6.850%, 06/15/17	405,000	465,645
Lazard Group LLC, 7.125%, 05/15/15	1,673,000	1,850,664
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	1,766,000	1,810,263
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	822,000	886,404
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	2,384,000	2,424,085
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	1,019,000	1,075,896
Woodside Finance Ltd., 4.600%, 05/10/21(b)	3,318,000	3,694,994
Woodside Finance Ltd., 8.125%, 03/01/14(b)	3,118,000	3,317,580

		34,020,799

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electric 1.3%
Alabama Power Co., 5.800%, 11/15/13	1,994,000	2,057,939
Dominion Resources, Inc., 1.950%, 08/15/16	948,000	977,611
Duke Energy Carolinas LLC, 4.300%, 06/15/20	628,000	721,713
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,465,000	1,717,550
Georgia Power Co., 6.000%, 11/01/13	1,442,000	1,486,563
MidAmerican Energy Holdings Co., 5.000%, 02/15/14	2,682,000	2,782,881
Southern California Edison Co., 5.750%, 03/15/14	2,151,000	2,253,663

		11,997,920

Electronics 0.1%
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	882,000	913,233

Food 0.1%
Kroger Co. (The), 7.500%, 01/15/14	1,302,000	1,371,596

Healthcare-Products 0.2%
Becton Dickinson and Co., 3.250%, 11/12/20	734,000	779,293
Covidien International Finance SA, 6.000%, 10/15/17	1,322,000	1,585,950

		2,365,243

Household Products/Wares 0.1%
Clorox Co. (The), 3.050%, 09/15/22	1,108,000	1,117,863

Insurance 1.1%
Berkshire Hathaway, Inc., 3.200%, 02/11/15	2,757,000	2,893,466
Berkshire Hathaway, Inc., 4.600%, 05/15/13	2,330,000	2,342,426
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	1,594,000	1,688,043
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	3,260,000	3,596,559

		10,520,494

Internet 0.1%
eBay, Inc., 2.600%, 07/15/22	1,344,000	1,342,981

Machinery-Diversified 0.4%
Deere & Co., 2.600%, 06/08/22	3,708,000	3,734,838

	Shares or Principal Amount($)	Value($)
Media 1.2%
Comcast Corp., 3.125%, 07/15/22	1,724,000	1,763,943
Comcast Corp., 4.950%, 06/15/16	1,004,000	1,130,473
NBCUniversal Media LLC, 4.375%, 04/01/21	2,250,000	2,531,590
Thomson Reuters Corp., 5.950%, 07/15/13	526,000	534,208
Time Warner Cable, Inc., 4.000%, 09/01/21	2,570,000	2,742,203
Time Warner Cable, Inc., 8.250%, 02/14/14	2,112,000	2,246,659
Time Warner, Inc., 4.875%, 03/15/20	439,000	502,452

		11,451,528

Mining 1.3%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	1,974,000	2,190,802
Barrick International Barbados Corp., 5.750%, 10/15/16(b)	1,447,000	1,643,189
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	1,755,000	1,774,370
Kinross Gold Corp., 5.125%, 09/01/21(d)	3,576,000	3,737,471
Newmont Mining Corp., 3.500%, 03/15/22	2,557,000	2,574,428

		11,920,260

Miscellaneous Manufacturer 1.1%
3M Co., 1.375%, 09/29/16	976,000	999,552
General Electric Co., 2.700%, 10/09/22	2,569,000	2,569,208
General Electric Co., 5.250%, 12/06/17	944,000	1,105,791
Illinois Tool Works, Inc., 6.250%, 04/01/19	2,483,000	3,102,595
Siemens Financieringsmaatschappij NV, 5.750%, 10/17/16(b)	1,976,000	2,282,320

		10,059,466

Oil & Gas 0.5%
BP Capital Markets PLC, 2.248%, 11/01/16	2,066,000	2,149,421
Ensco PLC, 4.700%, 03/15/21	1,989,000	2,220,743
Statoil ASA, 3.125%, 08/17/17	627,000	679,790

		5,049,954

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas Services 0.5%
Schlumberger Investment SA, 3.300%, 09/14/21(b)	1,645,000	1,756,406
Weatherford International Ltd., 4.950%, 10/15/13	1,160,000	1,183,516
Weatherford International Ltd., 5.125%, 09/15/20	1,362,000	1,469,035

		4,408,957

Pharmaceuticals 0.8%
Express Scripts Holding Co., 2.650%, 02/15/17	1,507,000	1,578,519
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	1,549,000	1,872,517
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,105,000	1,319,389
Zoetis, Inc., 3.250%, 02/01/23(b)	2,450,000	2,484,503

		7,254,928

Pipelines 2.8%
El Paso Natural Gas Co., 5.950%, 04/15/17	597,000	692,839
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	942,000	1,141,415
Energy Transfer Partners LP, 4.650%, 06/01/21	1,263,000	1,374,731
Energy Transfer Partners LP, 6.700%, 07/01/18	2,867,000	3,459,190
Enterprise Products Operating LLC, 5.250%, 01/31/20	4,158,000	4,868,661
Enterprise Products Operating LLC, Series G, 5.600%, 10/15/14	2,202,000	2,360,434
Kinder Morgan Energy Partners LP, 3.450%, 02/15/23	5,616,000	5,676,136
Southern Natural Gas Co., 5.900%, 04/01/17(b)	374,000	435,910
TC Pipelines LP, 4.650%, 06/15/21	1,724,000	1,850,757
TransCanada PipeLines Ltd., 3.800%, 10/01/20	1,504,000	1,648,828
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	1,074,000	1,305,239
Williams Partners LP, 4.125%, 11/15/20	2,024,000	2,183,829

		26,997,969

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust 1.2%
American Tower Corp., 3.500%, 01/31/23	2,057,000	2,040,149
Digital Realty Trust LP, 4.500%, 07/15/15	3,350,000	3,559,435
Digital Realty Trust LP, 5.875%, 02/01/20	758,000	863,539
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	4,150,000	4,776,360

		11,239,483

Retail 1.5%
AutoZone, Inc., 3.700%, 04/15/22	1,593,000	1,643,853
Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	7,523,000	7,280,752
Walgreen Co., 4.875%, 08/01/13	2,042,000	2,070,619
Wesfarmers Ltd., 6.998%, 04/10/13(b)	3,403,000	3,406,685

		14,401,909

Semiconductors 1.3%
Analog Devices, Inc., 3.000%, 04/15/16	692,000	732,096
Intel Corp., 1.950%, 10/01/16	1,136,000	1,176,784
Intel Corp., 2.700%, 12/15/22	7,455,000	7,386,242
TSMC Global Ltd., 1.625%, 04/03/18(b)(e)	2,742,000	2,737,997

		12,033,119

Software 0.6%
Fiserv, Inc., 4.750%, 06/15/21	1,795,000	1,945,798
Oracle Corp., 5.750%, 04/15/18	3,309,000	3,992,778

		5,938,576

Telecommunication Services 1.5%
AT&T, Inc., 0.900%, 02/12/16	1,695,000	1,693,851
AT&T, Inc., 3.875%, 08/15/21	1,683,000	1,819,815
CC Holdings GS V LLC, 3.849%, 04/15/23(b)	4,294,000	4,326,046
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,591,000	1,653,612
Cisco Systems, Inc., 5.500%, 02/22/16	990,000	1,125,101
Juniper Networks, Inc., 3.100%, 03/15/16	665,000	696,886

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Intermediate Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Rogers Communications, Inc., 7.500%, 03/15/15	1,045,000	1,177,402
Verizon Communications, Inc., 5.250%, 04/15/13	2,264,000	2,267,688

		14,760,401

Transportation 0.1%
United Parcel Service, Inc., 3.125%, 01/15/21	1,099,000	1,173,037

Total Corporate Bonds (Cost $241,550,087)		255,252,960

U.S. Government Agency Mortgages 7.1%
Federal Home Loan Mortgage Corporation
Pool #J18984, 3.000%, 04/01/27	4,116,320	4,335,417
Pool #J18800, 3.000%, 04/01/27	2,253,915	2,375,010
Pool #J19310, 3.000%, 06/01/27	4,380,238	4,593,526
Pool #J19417, 3.000%, 06/01/27	14,957,652	15,761,273
Pool #J19597, 3.000%, 07/01/27	835,043	879,385
Pool #J22996, 3.000%, 03/01/28	4,739,723	4,991,409

		32,936,020

Federal National Mortgage Association
Pool #AM0067, 2.740%, 08/01/22	6,521,000	6,761,924
Pool #AP1217, 2.500%, 07/01/27	4,363,526	4,534,493
Pool #AB5887, 2.500%, 08/01/27	11,116,455	11,558,955
Pool #AM2100, 2.250%, 01/01/28	11,705,608	11,610,548

		34,465,920

Total U.S. Government Agency Mortgages (Cost $66,805,621)		67,401,940

U.S. Treasury Obligations 63.6%
U.S. Treasury Notes 63.6%
0.500%, 10/15/14	85,619,000	85,980,226
0.375%, 03/15/15	146,997,000	147,347,294
0.375%, 11/15/15	58,444,000	58,535,289
1.750%, 05/31/16	54,692,000	57,016,410
1.000%, 03/31/17(f)	76,454,000	77,785,982
0.625%, 08/31/17	112,651,000	112,536,547

	Shares or Principal Amount($)	Value($)
U.S. Treasury Notes—continued
2.125%, 08/15/21	15,392,000	16,084,640
2.000%, 02/15/23	49,814,000	50,444,446

Total U.S. Treasury Obligations (Cost $601,897,837)		605,730,834

Preferred Stocks 1.2%
Banks 0.8%
PNC Financial Services Group, Inc., Series P, 6.125%(a)(c)	83,550	2,311,829
US Bancorp, Series G, 6.000%(c)	202,200	5,629,248

		7,941,077

Insurance 0.3%
Arch Capital Group Ltd., Series C, 6.750%(c)	45,625	1,270,656
Reinsurance Group of America, Inc., 6.200%(a)	73,900	2,012,297

		3,282,953

Real Estate Investment Trust 0.1%
Public Storage, Series U, 5.625%(c)	19,025	490,274

Total Preferred Stocks (Cost $10,765,032)		11,714,304

Short-Term Investment 0.2%
RidgeWorth Funds Securities Lending Joint Account(g)	2,034,885	2,034,885

Total Short-Term Investment (Cost $2,034,885)		2,034,885

Money Market Fund 0.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(h)	931,089	931,089

Total Money Market Fund (Cost $931,089)		931,089

Total Investments (Cost $925,739,489) — 99.2%		944,880,807
Other assets in excess of liabilities — 0.8%		7,745,070

Net Assets — 100.0%		$952,625,877

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Intermediate Bond Fund — concluded

upon procedures approved by the Board of Trustees. These securities represent 5.1% of net assets as of March 31, 2013.

(c)	Security is perpetual in nature and has no stated maturity.

(d)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $1,990,752.

(e)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(f)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(k)).

(h)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MTN — Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 92.3%
Alabama 1.5%
Birmingham, Series A, GO, 0.000%, 03/01/27(a)(b)	2,500,000	2,380,700
Birmingham, Series A, GO, 0.000%, 03/01/37(a)(b)	3,000,000	2,697,780
Birmingham Special Care Facilities Financing Authority Health Care Facilities, Children’s Hospital of Alabama, RB, 6.000%, 06/01/39, AGC(c)	9,000,000	10,572,120

		15,650,600

Alaska 4.9%
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 5.500%, 09/01/23, AGC(c)	18,000,000	21,820,320
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/28, AGC(c)	15,500,000	19,125,760
Matanuska-Susitna Borough Lease, Goose Creek Correctional Center, RB, 6.000%, 09/01/32, AGC	7,250,000	8,793,887

		49,739,967

Arizona 0.5%
City Of Mesa, Excise Tax Revenue, RB, 5.000%, 07/01/32(a)	5,000,000	5,627,500

California 18.7%
California Health Facilities Financing Authority, Series C, RB, 6.250%, 10/01/24	3,500,000	4,275,460
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/33	6,500,000	7,820,865
California Health Facilities Financing Authority, Series C, RB, 6.500%, 10/01/38(c)	5,400,000	6,497,334
California State, GO, 5.000%, 09/01/19	5,375,000	6,531,592
California State, GO, 5.000%, 02/01/21	10,000,000	12,189,700

	Shares or Principal Amount($)	Value($)
California—continued
California State, GO, 5.000%, 09/01/21	10,340,000	12,686,353
California State, GO, 5.000%, 03/01/24	3,030,000	3,570,431
California State, GO, 5.000%, 09/01/25	2,410,000	2,776,923
California State, GO, 5.000%, 09/01/26	4,000,000	4,587,320
California State, GO, 5.000%, 09/01/27	7,720,000	8,871,206
California State, GO, 5.000%, 02/01/38	4,000,000	4,428,960
California State, GO, 5.250%, 03/01/30(c)	15,000,000	17,555,700
California State, GO, 6.500%, 04/01/33(c)	24,500,000	30,352,315
California State Department of Water Resources, RB, 5.000%, 12/01/20	2,000,000	2,511,080
California State Department of Water Resources, RB, 5.000%, 12/01/22	6,880,000	8,777,573
Contra Costa Transportation Authority, Series B, RB, 5.000%, 03/01/24	1,500,000	1,823,055
Los Angeles California Community College District, Series A, GO, 6.000%, 08/01/33(c)	10,000,000	12,244,100
Los Angeles California Wastewater System, Series A, RB, 5.750%, 06/01/34	5,000,000	6,038,700
San Francisco City & County Airports Commission, AMT, RB, 5.750%, 05/01/24, AGM	5,000,000	5,839,450
University of California, Series AG, RB, 0.180%, 05/15/14	8,720,000	8,688,957
University of California, Series O, RB, 5.750%, 05/15/27	3,000,000	3,673,140
University of California, Series O, RB, 5.750%, 05/15/28(c)	10,000,000	12,243,800
University of California, Series O, RB, 5.750%, 05/15/29(c)	5,095,000	6,224,969

		190,208,983

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
District of Columbia 1.0%
District of Columbia, Income Tax, Series A, RB, 5.500%, 12/01/30(c)	8,000,000	9,746,800

Florida 3.0%
Florida State, Series B, GO, 5.000%, 06/01/22	5,050,000	6,333,306
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM(c)	950,000	1,036,184
Florida State Board of Education, Lottery Revenue, Capital Outlay, Public Education Project, Series A, GO, 5.000%, 06/01/20, NATL-RE/FGIC	5,320,000	5,888,229
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/20	2,285,000	2,757,515
Florida State Board of Governors, Series A, RB, 5.000%, 10/01/21	2,410,000	2,925,379
Highlands County Health Facilities Authority, Adventist Health, Series G, RB, 5.125%, 11/15/18(d)	2,900,000	3,290,311
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.000%, 07/01/23	2,000,000	2,432,020
Miami-Dade County, Building Better Communities Program, Series B, GO, 6.125%, 07/01/25	3,000,000	3,643,230
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, AGM	2,000,000	2,123,820

		30,429,994

Georgia 2.3%
Fulton County Water & Sewer Revenue, RB, 5.000%, 01/01/19	3,500,000	4,214,000
Georgia State, Series A, GO, 5.000%, 01/01/19	8,080,000	9,858,731
Georgia State, Series B, GO, 5.000%, 07/01/17(c)	5,000,000	5,515,350

	Shares or Principal Amount($)	Value($)
Georgia—continued
Henry County School District, GO, 5.000%, 08/01/13, NATL-RE/FGIC	4,030,000	4,095,730

		23,683,811

Illinois 2.2%
Chicago IL O’ Hare International Airport Revenue, Series D, RB, 5.250%, 01/01/19, NATL-RE, AMT(c)	7,680,000	8,289,485
Chicago IL O’Hare International Airport Revenue, Series A, AMT, RB, 5.000%, 01/01/20	3,000,000	3,528,870
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, AGC	4,340,000	5,224,101
Illinois State Sales Tax, First Series, RB, 5.000%, 06/15/22(c)	2,975,000	3,003,590
University of Illinois, Auxiliary Facilities System, Series A, RB, 5.750%, 04/01/38	2,000,000	2,252,320

		22,298,366

Indiana 0.1%
Indiana Finance Authority, AMT, RB, 5.000%, 07/01/35	1,000,000	1,055,810

Kansas 3.2%
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, RB, 5.750%, 11/15/38(c)	26,090,000	30,621,311
Kansas State Development Finance Authority, Adventist Bolingbrook Hospital, Series D, RB, 5.000%, 11/15/22	2,000,000	2,276,880

		32,898,191

Maryland 3.4%
Baltimore County, GO, 5.000%, 08/01/15	2,810,000	3,113,396
Maryland State Department of Transportation, Consolidated Transportation, RB, 5.000%, 05/01/17, Pre-refunded 05/01/2014 @ 100	4,500,000	4,731,705

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Maryland—continued
Maryland State Department of Transportation, RB, 5.000%, 02/15/19	9,000,000	10,658,610
Washington Suburban Sanitary Commission, GO, 5.000%, 06/01/21	12,500,000	15,801,250

		34,304,961

Massachusetts 2.8%
Commonwealth of Massachusetts, Series B, GO, 5.000%, 06/01/24(c)	11,990,000	14,629,958
Massachusetts School Building Authority, Series A, RB, 5.000%, 08/15/22, Pre-refunded 08/15/2015 @ 100, AGM	5,000,000	5,550,050
Massachusetts State, Consolidated Lien, Series C, GO, 5.000%, 01/01/15	2,000,000	2,165,080
Massachusetts State, Consolidated Lien, Series C, GO, 5.000%, 09/01/18	5,310,000	5,888,896

		28,233,984

Michigan 2.2%
Michigan Finance Authority, RB, 5.000%, 07/01/21	10,000,000	11,891,900
Michigan Municipal Bond Authority, RB, 5.000%, 10/01/17(c)	9,270,000	10,313,431

		22,205,331

Minnesota 3.2%
Minnesota State, Series A, GO, 5.000%, 08/01/21	19,000,000	24,005,170
Minnesota State, Series B, RB, 5.000%, 03/01/20	7,190,000	8,852,040

		32,857,210

Missouri 3.0%
Missouri State Board of Public Buildings, Series A, RB, 5.000%, 10/01/21	18,875,000	23,375,744
Missouri State Highways & Transit Commission State Road, Second Lien, RB, 5.250%, 05/01/20	6,500,000	7,641,920

		31,017,664

New Jersey 8.4%
New Jersey Economic Development Authority, RB, 5.000%, 09/01/20, ST APPROP	4,000,000	4,829,040

	Shares or Principal Amount($)	Value($)
New Jersey—continued
New Jersey Economic Development Authority, RB, 5.000%, 03/01/25	9,000,000	10,580,670
New Jersey Higher Education Student Assistance Authority, AMT, RB, 4.000%, 12/01/17	3,100,000	3,367,096
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 4.000%, 12/01/19	5,000,000	5,387,800
New Jersey Higher Education Student Assistance Authority, AMT, Series 1A, RB, 5.000%, 12/01/20	9,775,000	11,173,705
New Jersey State Transportation Trust Fund Authority, Transportation System, Series A, RB, 6.000%, 12/15/38	7,710,000	9,162,564
New Jersey State Transportation Trust Fund Authority, Transportation System, Series D, RB, 5.000%, 06/15/19, AGM(c)	13,125,000	14,351,531
New Jersey State Turnpike Authority, Series A, RB, 5.000%, 01/01/30(a)	3,000,000	3,396,180
New Jersey Transportation Trust Fund Authority, Series A, RB, 6.000%, 06/15/35, ST APPROP	5,305,000	6,408,493
New Jersey Transportation Trust Fund Authority, Series B, RB, 5.250%, 12/15/17, NATL-RE/FGIC(c)	15,000,000	16,902,450

		85,559,529

New Mexico 0.6%
New Mexico Finance Authority, Public Project Revolving Fund, Series C, RB, 5.000%, 06/01/21, AMBAC	5,595,000	5,886,444

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
New York 10.8%
Erie County Industrial Development Agency, City School District Buffalo, Series A, RB, 5.750%, 05/01/29, BHAC	5,340,000	6,280,374
Erie County Industrial Development Agency, RB, 5.000%, 05/01/19, State Aid Withholding	2,000,000	2,399,720
New York City, GO, 5.000%, 08/01/23	5,000,000	6,015,850
New York City, GO, 5.000%, 08/15/23, Pre-refunded 08/15/2014 @ 100	13,730,000	14,626,294
New York City Municipal Water Finance Authority, Water & Sewer System, Series A, RB, 5.750%, 06/15/40(c)	15,330,000	18,099,978
New York City Transitional Finance Authority, Building Aid, Series S-2, RB, 6.000%, 07/15/38, State Aid Withholding(c)	7,500,000	8,854,050
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 02/01/28	5,000,000	5,785,350
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 5.000%, 02/01/30(a)	10,000,000	11,721,000
New York Municipal Bond Bank Agency, RB, 5.000%, 12/01/20, State Aid Withholding	2,950,000	3,615,284
New York State Thruway Authority, Series B, RB, 5.000%, 04/01/18, AMBAC	5,700,000	6,323,466
Port Authority of New York & New Jersey, AMT, RB, 3.000%, 10/01/14, GO of Authority	4,765,000	4,953,694
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 07/15/20	3,575,000	4,353,671
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 07/15/21	5,235,000	6,407,640

	Shares or Principal Amount($)	Value($)
New York—continued
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 07/15/22	5,515,000	6,781,244
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 07/15/23	2,900,000	3,553,863

		109,771,478

North Carolina 3.8%
North Carolina State, Series A, GO, 5.000%, 03/01/17	3,000,000	3,510,120
North State Carolina, Series A, RB, 5.000%, 05/01/20	3,040,000	3,750,235
North State Carolina, Series D, GO, 4.000%, 06/01/20	20,250,000	23,912,213
Raleigh, Series B, GO, 5.000%, 04/01/20	4,700,000	5,854,132
University of North Carolina, Chapel Hill, Series A, RB, 5.000%, 02/01/14	1,885,000	1,950,428

		38,977,128

Ohio 0.2%
Ohio State, RB, 5.000%, 12/15/20	2,000,000	2,481,420

Oregon 1.7%
Oregon State Department of Transportation, Highway User Tax, Series B, RB, 5.000%, 11/15/17, Pre-refunded 11/15/2014 @ 100	2,500,000	2,690,550
Portland Community College District, GO, 5.000%, 06/15/21	7,560,000	9,462,852
Tri-County Metropolitan Transportation District, Refunding Limited Tax Pledge, Series A, RB, 5.000%, 09/01/20, AGM	5,170,000	5,707,163

		17,860,565

Pennsylvania 5.3%
Allegheny County Port Authority, RB, 5.750%, 03/01/29	7,500,000	8,783,400
Easton Area School District, Series 2006, GO, 7.750%, 04/01/25, AGM	3,980,000	4,703,325

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Pennsylvania—continued
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/21	7,500,000	8,837,025
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 01/01/22	3,000,000	3,485,370
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/22	14,485,000	16,398,034
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/23, GO of University	6,750,000	8,312,490
University of Pittsburgh, Commonwealth System of Higher Education, Series B, RB, 5.500%, 09/15/24, GO of University	2,500,000	3,069,075

		53,588,719

South Carolina 0.2%
South Carolina State Public Service Authority, Series A, RB, 5.000%, 01/01/17, Pre-refunded 01/01/2014 @ 100, AGM	2,300,000	2,383,421

Texas 6.1%
Austin, Series 2005, GO, 5.000%, 09/01/19, NATL-RE	5,000,000	5,436,250
Dallas Independent School District, GO, 6.375%, 02/15/34, PSF-GTD(c)	6,000,000	7,374,000
Harris County Health Facilities Development Authority, Memorial Hermann Healthcare System, Series B, RB, 7.125%, 12/01/31	5,550,000	7,362,685
Houston Higher Education Finance Corp., Series A, RB, 4.000%, 02/15/22	1,000,000	1,051,510
Lower Colorado River Authority, Series A, RB, 5.875%, 05/15/15, AGM	1,185,000	1,190,427
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, NATL-RE	2,690,000	2,892,611

	Shares or Principal Amount($)	Value($)
Texas—continued
San Antonio Electric & Gas, RB, 5.000%, 02/01/24, Pre-refunded 02/01/2015 @ 100	1,875,000	2,034,000
Texas State, RB, 2.500%, 08/30/13	20,240,000	20,438,959
Texas State Public Finance Authority, Unemployment Comp., Series A, RB, 5.000%, 01/01/15	5,000,000	5,405,350
Texas State Public Finance Authority, Charter School Finance Corp., Series A, RB, 6.200%, 02/15/40	2,850,000	3,362,202
Texas State University Systems Financing, RB, 5.000%, 03/15/18, AGM	5,035,000	5,475,563

		62,023,557

Virginia 0.9%
Norfolk, Series C, GO, 5.000%, 04/01/23	1,875,000	2,176,987
Virginia State, Series D, GO, 5.000%, 06/01/18	5,540,000	6,695,866

		8,872,853

Washington 2.3%
Central Puget Sound Regional Transit Authority, Series A, RB, 5.000%, 11/01/23, Pre-refunded 05/01/2015 @ 100, AMBAC(c)	6,000,000	6,584,880
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, Pre-refunded 12/01/2013 @ 100, NATL-RE/FGIC	5,200,000	5,368,012
Washington State, Series A, GO, 5.000%, 07/01/19, Pre-refunded 07/01/2014 @ 100	2,855,000	3,026,015
Washington State, Series A, GO, 5.000%, 07/01/20, Pre-refunded 07/01/2015 @ 100, AGM	7,700,000	8,510,194

		23,489,101

Total Municipal Bonds (Cost $886,069,775)		940,853,387

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 9.1%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(e)	92,683,724	92,683,724

Total Money Market Fund (Cost $92,683,724)		92,683,724

Total Investments (Cost $978,753,499) — 101.4%		1,033,537,111
Liabilities in excess of other assets — (1.4)%		(14,408,057)

Net Assets — 100.0%		$1,019,129,054

(a)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(b)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AGC	—	Security guaranteed by Assured Guaranty Corporation
AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
ETM	—	Escrowed to maturity
FGIC	—	Security guaranteed by Financial Guaranty Insurance Company
GO	—	General Obligation
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
PSF-GTD	—	Security guaranteed by Permanent School Fund Guarantee Program
RB	—	Revenue Bond
ST APPROP	—	State Appropriation

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Limited Duration Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 8.5%
Automobiles 4.2%
Nissan Master Owner Trust Receivables, Series 2013-A, Cl A, 0.503%, 02/15/18(a)	400,000	400,000

Credit Card 4.3%
Discover Card Master Trust, Series 2013-A1, Cl A1, 0.503%, 08/17/20(a)	400,000	400,000

Total Asset-Backed Securities (Cost $800,000)		800,000

Collateralized Mortgage Obligations 74.0%
Agency Collateralized Mortgage Obligations 74.0%
Federal Home Loan Mortgage Corporation
Series 2589, Cl F, 0.403%, 03/17/33(a)	851,450	848,847
Series 2806, Cl FV, REMIC, 0.643%, 11/15/33(a)	1,396,315	1,398,543

		2,247,390

Federal National Mortgage Association
Series 2004-79, Cl FM, 0.504%, 11/25/24(a)	1,482,241	1,486,494
Series 2010-90, Cl MF, 0.604%, 04/25/28(a)	941,729	944,213
Series 2011-98, Cl FL, 0.504%, 10/25/26(a)	2,242,982	2,247,901

		4,678,608

Total Collateralized Mortgage Obligations (Cost $6,889,148)		6,925,998

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages 6.5%
Academic Loan Funding Trust
Series 2012-1A, Cl A1, 1.004%, 12/27/22(a)(b)	386,794	391,273

SLC Student Loan Trust 2005-3
Series 2005-3, Cl A1, 0.290%, 06/15/20(a)	216,908	216,768

Total U.S. Government Agency Mortgages (Cost $602,972)		608,041

Money Market Fund 11.0%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(c)	1,026,778	1,026,778

Total Money Market Fund (Cost $1,026,778)		1,026,778

Total Investments (Cost $9,318,898) — 100.0%		9,360,817
Liabilities in excess of other assets — (0.0)%(d)		(3,408)

Net Assets — 100.0%		$9,357,409

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.2% of net assets as of March 31, 2013.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

(d)	Less than 0.05% of Net Assets.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Limited-Term Federal Mortgage Securities Fund

	Shares or Principal Amount($)	Value($)
Collateralized Mortgage Obligations 17.1%
Agency Collateralized Mortgage Obligations 12.6%
Federal Home Loan Mortgage Corporation
Series 3774, Cl EW, 3.500%, 12/15/25	559,000	602,644
Series 3800, Cl CB, 3.500%, 02/15/26	159,000	171,349
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26(a)	800,000	870,683

		1,644,676

Federal National Mortgage Association
Series 2011-36, Cl DB, 3.000%, 05/25/26	499,000	526,293

		2,170,969

Commercial Mortgage Backed Securities 4.5%
Extended Stay America Trust
Series 2013-ESH7, Cl A27, 2.958%, 12/05/31(b)	250,000	252,845

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	250,000	262,879
Series 2012-BWTR, Cl A, 2.954%, 11/05/34(b)	250,000	249,047

		511,926

		764,771

Total Collateralized Mortgage Obligations (Cost $2,815,526)		2,935,740

U.S. Government Agency Mortgages 79.7%
Federal Home Loan Mortgage Corporation
Pool #J19132, 3.000%, 05/01/27	350,804	369,652
Pool #J20738, 2.500%, 10/01/27	142,586	147,940
Pool #J22284, 2.500%, 03/01/28(a)	598,290	621,831
Pool #C91404, 3.500%, 10/01/31	257,886	274,343
Pool #C01785, 5.000%, 02/01/34(a)	866,007	940,123
Pool #G02163, 5.000%, 04/01/36	183,140	197,669
Pool #G03092, 5.500%, 07/01/37	356,678	387,953
Pool #G04337, 5.500%, 04/01/38(a)	777,266	841,813
Pool #G06079, 6.000%, 07/01/39	429,211	469,817
TBA, 2.500%, 15 year Maturity(c)	500,000	517,656

		4,768,797

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Federal National Mortgage Association
Pool #AM2137, 1.950%, 08/01/20	634,000	635,921
Pool #AJ1910, 2.500%, 05/01/27	350,951	364,702
Pool #AP7520, 3.000%, 09/01/27	932,962	988,590
Pool #AP6649, 3.000%, 10/01/27	594,885	628,868
Pool #AR6681, 2.500%, 02/01/28	230,669	239,869
Pool #MA0919, 3.500%, 12/01/31	393,502	420,211
Pool #MA0949, 3.500%, 01/01/32	177,257	189,288
Pool #MA0976, 3.500%, 02/01/32	349,911	372,951
Pool #655219, 3.500%, 08/01/32	125,677	134,286
Pool #AB8428, 3.500%, 02/01/33	186,948	199,870
Pool #730727, 5.000%, 08/01/33	283,467	315,434
Pool #725773, 5.500%, 09/01/34	565,252	623,608
Pool #AE0115, 5.500%, 12/01/35	424,700	468,906
Pool #AI7951, 4.500%, 08/01/36	147,822	159,335
Pool #995082, 5.500%, 08/01/37	152,759	168,530
Pool #889529, 6.000%, 03/01/38	508,470	568,146
Pool #995724, 6.000%, 04/01/39	455,917	509,426
Pool #AA9840, 4.500%, 06/01/39	283,955	305,982
Pool #AB1343, 4.500%, 08/01/40	151,600	165,476
Pool #AC4624, 3.500%, 10/01/40	287,380	306,886
Pool #AL0005, 4.500%, 01/01/41	79,296	85,546
Pool #AB2694, 4.500%, 04/01/41	84,241	92,119
Pool #AL1627, 4.500%, 09/01/41	246,720	270,793

		8,214,743

Government National Mortgage Association
Pool #798919, 3.500%, 04/15/27	378,168	405,447

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Limited-Term Federal Mortgage Securities Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AB1393, 3.000%, 08/15/27	22,796	24,319
Pool #711679, 3.000%, 10/15/27	244,562	260,594

		690,360

Total U.S. Government Agency Mortgages (Cost $13,376,306)		13,673,900

U.S. Treasury Obligation 1.7%
U.S. Treasury Note 1.7%
2.000%, 02/15/23	300,000	303,797

Total U.S. Treasury Obligation (Cost $303,785)		303,797

Money Market Fund 6.1%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(d)	1,044,967	1,044,967

Total Money Market Fund (Cost $1,044,967)		1,044,967

Total Investments (Cost $17,540,584) — 104.6%		17,958,404
Liabilities in excess of other assets — (4.6)%		(796,550)

Net Assets — 100.0%		$17,161,854

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.5% of net assets as of March 31, 2013.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

REMIC	—	Real Estate Mortgage Investment Conduit
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

North Carolina Tax-Exempt Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 91.6%
Alabama 0.4%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)(b)	215,000	198,634

California 3.6%
California State, GO, 5.000%, 02/01/20	645,000	780,108
California State, GO, 5.000%, 02/01/38	1,000,000	1,107,240

		1,887,348

Georgia 1.6%
Municipal Electric Authority of Georgia, RB, 5.000%, 01/01/30	730,000	842,004

New Jersey 0.8%
New Jersey Economic Development Authority, RB, 5.000%, 03/01/28	340,000	387,644

North Carolina 82.0%
Charlotte NC Water & Sewer System Revenue, Series B, RB, 5.000%, 07/01/19	1,045,000	1,285,831
Charlotte Water & Sewer System, RB, 5.000%, 07/01/21	1,080,000	1,292,836
Durham, Series A, GO, 4.000%, 07/01/16	710,000	789,719
Guilford County, GO, 4.000%, 10/01/14	1,825,000	1,926,397
Guilford County, Series A, GO, 5.000%, 02/01/18	1,135,000	1,358,425
Iredell County School Project, COP, 5.125%, 06/01/27, AGM	1,000,000	1,104,040
Nash Health Care Systems Health Care Facilities, RB, 5.000%, 11/01/41(c)	1,650,000	1,779,888
New Hanover County Hospital, New Hanover Regional Medical Center, Series B, RB, 5.125%, 10/01/31, AGM(c)	2,000,000	2,193,800
North Carolina Capital Facilities Finance Agency, RB, 5.250%, 03/01/33(c)	2,000,000	2,193,920
North Carolina Eastern Municipal Power Agency, Series D, RB, 5.000%, 01/01/16	750,000	839,692
North Carolina Infrastructure Finance Corp., Series A, COP, 5.000%, 02/01/15	1,000,000	1,082,390
North Carolina Medical Care Commission, Series A, RB, 5.000%, 10/01/38	2,890,000	3,162,151

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North Carolina Medical Care Commission Health Care Facilities, Series A, RB, 6.125%, 10/01/39, Pre-refunded 10/01/2014 @ 100	750,000	816,172
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.000%, 12/01/29	750,000	884,310
North Carolina Medical Care Commission Health Care Facilities, University Health Systems, Series D, RB, 6.250%, 12/01/33(c)	2,000,000	2,388,360
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Series A, RB, 5.625%, 10/01/29, Pre-refunded 10/01/2014 @ 100, AGM	500,000	540,355
North Carolina Medical Care Commission Health Care Facilities, Wake County Hospital System, Series A, RB, 5.875%, 10/01/38, Pre-refunded 10/01/2014 @ 100, AGM	500,000	542,235
North Carolina Municipal Power Agency, No. 1 Catawba Electric, RB, ETM, 5.000%, 01/01/20	1,600,000	1,971,328
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Series A, RB, 5.000%, 01/01/30(c)	3,000,000	3,335,130
North Carolina Municipal Power Agency, No. 1 Catawba Electric, Series A, RB, 5.250%, 01/01/15	1,000,000	1,084,520
North Carolina State, Series A, GO, 5.000%, 03/01/16	1,000,000	1,087,710
North Carolina State, Series C, GO, 5.000%, 05/01/20	1,000,000	1,247,340
North Carolina State Ports Authority Facilities, Series A, RB, 5.250%, 02/01/40(c)	1,500,000	1,666,995
North Carolina State University at Raleigh, Series A, RB, 5.000%, 10/01/37	2,000,000	2,328,820

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

North Carolina Tax-Exempt Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
North Carolina—continued
North State Carolina, Series A, RB, 5.000%, 05/01/14	1,000,000	1,052,120
North State Carolina, Series C, GO, 5.000%, 05/01/21	1,980,000	2,499,988
Town of Cary NC Combined Utility Systems Revenue, RB, 5.000%, 12/01/28	700,000	842,870
Union County NC, Series A, GO, 5.000%, 03/01/22	1,000,000	1,258,140

		42,555,482

Puerto Rico 1.4%
Puerto Rico Commonwealth Highway & Transportation Authority Highway, Series CC, RB, 5.500%, 07/01/30	720,000	719,935

Virginia 1.8%
Virginia Small Business Financing Authority, AMT, RB, 5.000%, 07/01/34	630,000	647,955
Virginia Small Business Financing Authority, AMT, RB, 5.000%, 01/01/40	265,000	271,591

		919,546

Total Municipal Bonds (Cost $45,327,117)		47,510,593

	Shares or Principal Amount($)	Value($)
Money Market Fund 8.1%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	4,219,295	4,219,295

Total Money Market Fund (Cost $4,219,295)		4,219,295

Total Investments (Cost $49,546,412) — 99.7%		51,729,888
Other assets in excess of liabilities — 0.3%		171,331

Net Assets — 100.0%		$51,901,219

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMT	—	Income subject to Alternative Minimum Tax
COP	—	Certificate of Participation
ETM	—	Escrowed to Maturity
GO	—	General Obligation
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 87.0%
Aerospace/Defense 2.3%
AM General LLC, Term Loan B, 03/22/18(a)(b)(c)	22,955,000	22,495,900
AWAS Finance Luxembourg 2012 S.A., New Term Loan, 4.750%, 07/16/18(c)(d)	4,565,508	4,582,629
DAE Aviation Holdings, Inc., Term Loan B, 6.250%, 10/29/18(c)(d)	12,669,134	12,859,171
DAE Aviation Holdings, Inc., New Term Loan B2, 6.250%, 11/02/18(c)(d)	5,743,341	5,829,491
DigitalGlobe, Inc., New Term Loan B, 3.750%, 01/24/20(c)(d)	19,265,000	19,511,785
Huntington Ingalls Industries, Inc., Term Loan A, 2.750%, 03/30/16(c)(d)	11,548,781	11,548,781
LMI Aerospace, Inc., Term Loan, 5.500%, 12/28/18(c)(d)	1,995,000	2,019,937
Silver II US Holdings LLC, Term Loan, 4.000%, 12/05/19(c)(d)	9,201,938	9,269,204
Six3 Systems, Inc., Term Loan B, 7.000%, 10/04/19(c)(d)	7,361,550	7,398,358
TASC, Inc., New Term Loan B, 12/18/15(a)(b)(c)	9,974,619	9,993,371
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(c)(d)	13,720,613	13,892,120
WESCO Distribution, Inc., Term Loan B, 4.500%-5.750%, 12/12/19(c)(d)	6,324,150	6,392,641
WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/27/19(c)(d)	9,935,100	9,955,765

		135,749,153

Auto Manufacturers 0.5%
Navistar International Corp., Term Loan B, 7.000%, 07/16/14(b)(c)(d)	9,493,725	9,586,289
Remy International, Inc., New Term Loan B, 4.250%, 03/05/20(c)(d)	6,669,881	6,728,242

	Shares or Principal Amount($)	Value($)
Auto Manufacturers—continued
TI Group Automotive Systems LLC, Term Loan B, 03/14/18(a)(b)(c)	3,500,000	3,526,250
Wabash National Corp., Term Loan B, 6.000%, 05/02/19(c)(d)	10,073,759	10,193,435

		30,034,216

Auto Parts & Equipment 0.7%
Allison Transmission, Inc., Term Loan B2, 3.210%, 08/07/17(c)(d)	5,019,549	5,058,600
Allison Transmission, Inc., Term Loan B3, 4.250%, 08/23/19(c)(d)	17,984,600	18,226,853
Metaldyne Co. LLC, Term Loan B, 5.000%, 12/18/18(c)	2,000,000	2,021,000
Tomkins LLC, Term Loan B2, 3.750%, 09/29/16(c)(d)	15,736,857	15,904,140

		41,210,593

Chemicals 1.9%
AI Chem & Cy S.C.A., Term Loan B1, 08/30/19(a)(b)(c)	3,000,000	3,033,750
Ascend Performance Materials LLC, Term Loan B, 6.750%, 04/10/18(c)(d)	3,986,436	4,061,181
Eagle Spinco, Inc., Term Loan 1, 01/27/17(a)(b)(c)	4,588,940	4,588,940
Houghton International, Inc., New Term Loan B, 5.250%, 12/20/19(c)(d)	1,995,000	2,024,925
Huntsman International LLC, Extended Term Loan B, 2.743%, 04/19/17(c)(d)	11,106,918	11,172,893
Ineos US Finance LLC, 6 year Term Loan, 6.500%, 05/04/18(c)(d)(e)	43,390,540	44,072,206
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(c)(d)	5,075,242	5,072,095
PQ Corp., Term Loan, 4.500%, 08/07/17(c)(d)	6,403,950	6,472,024
Taminco NV, USD Term Loan B2, 4.250%, 02/15/19(c)(d)	4,529,336	4,559,048

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Chemicals—continued
U.S. Coatings Acquisition, Inc., Term Loan, 4.750%, 02/03/20(c)(d)	15,840,000	16,044,653
Univar, Inc., Term Loan B, 5.000%, 06/30/17(c)(d)	8,739,971	8,819,767

		109,921,482

Commercial Services 3.7%
ABC Supply, Bridge Term Loan, 03/28/14(a)(b)(c)	3,850,000	3,850,000
ADS Waste Holdings, Inc., New Term Loan B, 4.250%, 10/09/19(c)(d)	27,296,588	27,575,286
AlixPartners LLP, Refinance Term Loan B2, 4.500%, 06/28/19(c)(d)	8,649,746	8,709,170
Corporate Executive Board Co. (The), Term Loan B, 5.000%, 07/02/19(c)(d)	3,725,663	3,762,919
Dematic S.A., Term Loan, 5.250%, 12/27/19(c)(d)	10,837,838	10,946,216
Genpact International, Inc., Term Loan B, 4.250%, 08/30/19(c)(d)	13,974,775	14,166,928
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.454%, 06/30/17(b)(c)(d)	44,629,861	44,071,988
Hertz Corp. (The), Term Loan B, 3.750%, 03/09/18(c)(d)	11,652,372	11,662,044
Hertz Corp. (The), Add-On Term Loan B, 3.750%, 03/11/18(c)(d)	15,850,275	16,048,404
Infor (US), Inc., Term Loan B2, 5.250%, 04/05/18(c)(d)	21,098,876	21,420,633
Instant Web, Inc., Term Loan B, 3.579%, 08/07/14(c)(d)	9,768,190	6,837,733
Merrill Communications, LLC, 1st Lien Term Loan, 7.250%, 03/08/18(c)(d)	18,425,000	18,411,181
Moneygram International, Inc., New Term Loan B, 03/20/20(a)(b)(c)	6,170,000	6,220,162

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
Vertafore, Inc., Term Loan, 5.250%, 07/29/16(c)(d)	5,789,097	5,851,793
Walter Energy, Inc., Term Loan B, 5.750%, 04/02/18(c)(d)	4,609,717	4,634,056
West Corp., Term Loan B8, 4.250%, 06/29/18(c)(d)	12,282,688	12,477,123

		216,645,636

Consumer Discretionary 0.5%
Collective Brands Finance, Inc., Term Loan, 7.250%, 10/09/19(c)(d)	9,077,250	9,196,434
Revlon, Inc., Term Loan B, 4.000%, 11/19/17(c)(d)	4,585,000	4,650,611
Spectrum Brands, Inc., New Term Loan, 4.500%, 12/17/19(c)(d)	3,625,913	3,675,769
Sun Products Corp. (The), New Term Loan, 5.500%, 03/18/20(c)(d)	11,040,000	11,136,600

		28,659,414

Consumer Staples 0.6%
Serta Simmons Holdings LLC, Term Loan, 5.000%-6.000%, 10/01/19(c)(d)(e)	37,200,000	37,683,600

Diversified Financial Services 4.7%
Acosta, Inc., Term Loan D, 5.000%, 03/02/18(c)(d)	7,166,871	7,254,236
Affinion Group, Inc., Term Loan B, 6.500%, 10/10/16(c)(d)	14,847,615	14,510,426
American Capital Holdings, Inc., New Term Loan, 5.500%, 08/22/16(c)(d)	10,300,000	10,454,500
Asset Acceptance Capital Corp., New Term Loan B, 8.750%, 11/14/17(c)(d)	2,343,750	2,358,398
BNY ConvergEx Group LLC, Eze Term Loan, 5.250%, 12/16/16(b)(c)(d)	5,136,725	5,107,856
BNY ConvergEx Group LLC, Top Borrower Term Loan, 5.250%, 12/19/16(b)(c)(d)	11,346,986	11,283,216

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Clipper Acquisitions Corp., Term Loan B, 4.000%, 02/06/20(c)(d)	8,124,638	8,205,884
Delos Aircraft Inc., Term Loan 2, 4.750%, 04/12/16(c)(d)	9,330,000	9,376,650
Duff & Phelps Investment Management Co., Term Loan B, 03/14/20(a)(b)(c)(e)	5,080,000	5,127,650
First Data Corp., Extended 2018 Term Loan B, 4.204%, 03/23/18(b)(c)(d)(e)	44,219,924	44,026,683
First Data Corp., Extended 2017 US Term Loan, 5.204%, 03/24/17(c)(d)	2,890,325	2,909,835
First Data Corp., 2018 Add-on Term Loan, 5.204%, 09/24/18(c)(d)	14,145,000	14,237,367
Getty Images, Inc., Term Loan B, 4.750%, 10/18/19(c)(d)	7,870,275	7,972,589
Interactive Data Corp., New Term Loan B, 3.750%, 02/11/18(c)(d)	11,338,572	11,459,101
Lawson Software, Inc., Term Loan B1, 5.750%, 10/18/16(c)(d)	5,516,500	5,575,140
MIP Delaware LLC, Term Loan, 07/12/18(a)(b)(c)	6,905,000	6,951,056
Nuveen Investments, Inc., New Term Loan, 5.204%, 05/13/17(c)(d)	16,525,000	16,823,111
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 03/30/19(c)(d)	7,377,925	7,331,813
Springleaf Financial Funding Co., Term Loan, 5.500%, 05/10/17(c)(d)(e)	43,330,000	43,555,749
SunGard Data Systems, Inc., Term Loan C, 3.955%, 02/28/17(c)(d)	4,638,736	4,658,033
SunGard Data Systems, Inc., Term Loan E, 4.000%, 03/08/20(c)(d)	20,730,000	20,917,814
SunGard Data Systems, Inc., Term Loan D, 4.500%, 01/31/20(c)(d)	18,064,725	18,275,540

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
Transfirst Holdings, Inc., 1st Lien Term Loan, 6.250%, 12/27/17(c)(d)	1,995,000	2,021,813

		280,394,460

Electric 1.2%
Calpine Corp., Term Loan B1, 4.000%, 04/02/18(c)(d)	14,307,457	14,474,425
Calpine Corp., Term Loan B2, 4.000%, 04/02/18(c)(d)	1,881,488	1,903,445
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(c)(d)	21,253,200	21,518,865
NRG Energy, Inc., New Term Loan B, 3.250%, 07/02/18(c)(d)	7,827,087	7,924,925
Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, 3.702%-3.792%, 10/10/14(c)(d)	3,930,000	2,879,825
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.702%-4.792%, 10/10/17(c)(d)(e)	32,671,642	23,137,731

		71,839,216

Electronics 0.3%
Blackboard, Inc., Term Loan B2, 6.250%, 10/04/18(b)(c)(d)	9,311,663	9,439,698
Ceridian Corp, Extended Canadian Term Loan, 5.953%, 05/09/17(c)(d)	1,081,000	1,076,946
Ceridian Corp., Extended Term Loan, 5.953%, 05/09/17(c)(d)	5,986,866	6,089,481

		16,606,125

Energy 1.8%
Aventine Renewable Energy Holdings, Inc., Term Loan B, 15.000%, 12/21/15(c)(d)(f)(g)	6,812,661	5,109,496
Chesapeake Energy Corp., New Unsecured Term Loan, 5.750%, 12/01/17(c)(d)(e)	54,430,000	56,056,368

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Energy—continued
Glenn Pool Oil & Gas Trust, Term Loan, 4.500%, 05/02/16(c)(d)	37,829,680	37,829,680
Progressive Waste Solutions Ltd., Term Loan B, 3.500%, 10/24/19(c)(d)	6,962,550	7,045,265

		106,040,809

Entertainment 1.6%
AMC Networks Inc., Term Loan A, 1.952%, 06/30/17(c)(d)	8,000,000	7,990,000
Barrington Broadcasting Group LLC, Term Loan B, 7.500%, 06/14/17(c)(d)	2,350,053	2,365,728
Cedar Fair, L.P., New Term Loan B, 3.250%, 03/06/20(c)(d)	9,185,000	9,294,118
Cinemark USA, Inc., New Term Loan, 3.210%-5.250%, 12/18/19(c)(d)	8,398,950	8,472,441
Delta 2 (LUX) S.A.R.L., Extended Term Loan B2, 6.000%, 04/30/19(c)(d)	7,584,761	7,698,532
Hubbard Radio, LLC, Term Loan B, 4.500%, 04/28/17(c)(d)	5,125,141	5,169,986
IMG Worldwide, Inc., New Term Loan B, 5.500%, 06/16/16(d)(g)	14,464,270	14,500,430
Kasima LLC, Term Loan B, 5.000%, 03/31/17(c)(d)	11,760,000	11,818,800
Live Nation Entertainment, Inc., Term Loan B, 4.500%, 11/07/16(c)(d)	5,061,116	5,094,014
Regent Seven Seas Cruises, Inc., Refinance Term Loan B, 4.750%, 12/21/18(c)(d)	7,076,438	7,156,047
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.000%, 08/17/17(c)(d)	10,680,042	10,720,092
WaveDivision Holdings LLC, Term Loan B, 4.000%, 10/15/19(c)(d)	3,705,713	3,745,104

		94,025,292

	Shares or Principal Amount($)	Value($)
Food 4.3%
AdvancePierre Foods, Inc., Term Loan, 5.750%, 07/10/17(c)(d)	4,638,375	4,697,514
Aramark Corp., Non-Extended Synthetic Letter of Credit, 2.084%, 01/27/14(c)(d)	484,590	488,346
Aramark Corp., Extended Term Loan C, 3.704%-3.784%, 07/26/16(b)(c)(d)	22,594,049	22,702,275
Aramark Corp., Term Loan D, 4.000%, 09/09/19(c)(d)	11,460,000	11,560,161
Blue Buffalo Co., Ltd., Term Loan B2, 4.750%, 08/08/19(c)(d)	8,228,702	8,341,846
Brasa Holdings, Inc., 1st Lien Term Loan, 7.500%, 07/19/19(c)(d)	4,114,325	4,124,611
Burger King Corp., New Term Loan B, 3.750%, 09/27/19(c)(d)	4,074,525	4,121,097
Del Monte Foods Co., Term Loan, 4.000%, 03/08/18(c)(d)	6,369,038	6,421,773
Dunkin’ Brands, Inc., Term Loan B3, 3.750%-5.000%, 02/14/20(c)(d)	15,797,011	15,965,723
HJ Heinz Co., 2nd Lien Bridge Term Loan, 02/14/14(a)(b)(c)	10,875,000	10,875,000
HJ Heinz Co., Term Loan B1, 03/27/19(a)(b)(c)	20,000,000	20,080,000
HJ Heinz Co., Term Loan B2, 03/27/20(a)(b)(c)	96,990,000	97,811,505
Hostess Brands, Inc., Term Loan, 03/06/20(a)(b)	3,000,000	3,067,500
ISS Holdings A/S, Term Loan B12, 03/15/18(a)(b)(c)	10,680,000	10,693,350
Landry’s, Inc., Term Loan B, 4.750%, 04/24/18(c)(d)	19,266,991	19,411,493
OSI Restaurant Partners LLC, New Term Loan B, 4.750%, 10/24/19(c)(d)	3,558,750	3,604,017

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Food—continued
Pinnacle Foods Finance LLC, Term Loan E, 4.750%, 10/17/18(c)(d)	3,672,900	3,708,490
Wendy’s International, Inc., Term Loan B, 4.750%, 05/15/19(c)(d)	9,178,875	9,266,809

		256,941,510

Health Care 7.8%
American Renal Holdings, Inc., 1st Lien Term Loan, 4.500%, 09/22/19(c)(d)	6,420,000	6,432,070
Aptalis Pharma, Inc., Term Loan B, 5.500%, 02/10/17(c)(d)	10,642,624	10,717,122
Aptalis Pharma, Inc., Term Loan B2, 5.500%, 02/10/17(c)(d)	10,297,225	10,369,306
Ardent Medical Services, Inc., Term Loan, 6.750%, 07/02/18(c)(d)	10,882,725	11,064,140
Bausch & Lomb, Inc., Term Loan B, 5.250%, 05/17/19(c)(d)	23,930,170	24,147,934
Biomet, Inc., Extended Term Loan B, 3.954%-4.034%, 07/25/17(c)(d)	4,522,275	4,571,251
Community Health Systems, Inc., Extended Term Loan, 3.784%-3.787%, 01/25/17(c)(d)	10,881,212	10,986,325
Convatec, Inc., Term Loan, 5.000%, 12/22/16(c)(d)	8,709,339	8,833,447
DaVita, Inc., Term Loan A3, 2.710%, 09/02/17(c)(d)	296,250	296,203
DaVita, Inc., Term Loan B2, 4.000%, 11/01/19(c)(d)	28,358,925	28,620,394
Drumm Investors LLC, Term Loan, 5.000%, 05/04/18(c)(d)	14,230,698	13,746,000
HCA, Inc., Extended Term Loan B3, 3.454%, 05/01/18(c)(d)(e)	36,840,135	37,148,487
HCA, Inc., Extended Term Loan B2, 3.534%, 03/31/17(c)(d)	12,000,000	12,098,280

	Shares or Principal Amount($)	Value($)
Health Care—continued
Health Management Associates, Inc., Term Loan B, 11/16/18(a)(b)(c)	4,403,677	4,440,360
Hologic, Inc., New Term Loan A, 2.203%, 07/17/17(c)(d)	4,694,625	4,693,170
Hologic, Inc., Term Loan B, 4.500%, 08/01/19(c)(d)	13,920,050	14,094,051
Iasis Healthcare LLC, Term Loan B2, 4.500%, 05/03/18(c)(d)(e)	19,875,445	20,115,540
IMS Health, Inc., USD Term Loan B1, 3.750%, 08/25/17(c)(d)	6,087,696	6,147,051
Inc Research, Inc., Refinance Term Loan B, 6.000%, 07/12/18(c)(d)	17,183,783	17,334,141
Lifepoint Hospitals, Inc., Term Loan B, 2.710%, 07/24/17(c)(d)	6,369,038	6,416,805
MedAssets, Inc., Term Loan B, 4.000%, 12/13/19(c)(d)	2,368,750	2,394,404
Nusil Technology LLC, New Term Loan, 5.000%, 04/07/17(c)(d)	997,275	1,003,199
Onex Carestream Finance LP, Term Loan B, 5.000%, 02/25/17(c)(d)	23,826,899	23,899,333
Patheon, Inc., Term Loan, 7.250%, 12/06/18(c)(d)	9,032,363	9,167,848
RPI Finance Trust, New Term Loan Tranche 2, 3.500%, 05/09/18(c)(d)(e)	68,950,824	69,942,337
RPI Finance Trust, Incremental Tranche 2, 4.000%, 11/09/18(c)(d)	7,272,644	7,336,280
Sage Products, Inc., Refinance Term Loan B, 4.250%, 12/13/19(c)(d)	4,525,000	4,553,281
Select Medical Corp., New Incremental Term Loan B, 3.540%-5.500%, 02/13/16(c)(d)	4,299,225	4,299,225

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Health Care—continued
Universal Health Services, Inc., New Term Loan B, 3.750%, 11/15/16(c)(d)	5,605,921	5,660,243
Vanguard Health Holding Co. II LLC, Refinance Term Loan B, 3.750%, 01/29/16(c)(d)	5,528,246	5,592,761
Warner Chilcott Co. LLC, New Term Loan B2, 4.250%, 03/15/18(c)(d)	1,363,804	1,384,548
Warner Chilcott Corp., Incremental Term Loan B1, 4.250%, 03/15/18(c)(d)	1,675,390	1,700,873
Warner Chilcott Corp., New Term Loan B1, 4.250%, 03/15/18(c)(d)	3,848,756	3,907,295
WC Luxco S.A.R.L., New Term Loan B3, 4.250%, 03/15/18(c)(d)	3,032,864	3,078,994
WP Prism, Inc., PIK Term Loan, 05/31/18(a)(b)(c)	65,000,000	64,512,500

		460,705,198

Healthcare-Services 0.8%
Bright Horizons Family Solutions, Inc., New Term Loan B, 4.000%-5.250%, 01/16/20(c)(d)	3,670,800	3,698,331
Par Pharmaceutical Cos., Inc., Refinance Term Loan B, 4.250%, 09/30/19(c)(d)	15,840,500	15,985,598
Regionalcare Hospital Partners, Inc., Refinance Term Loan, 7.000%, 11/04/18(c)(d)	9,163,593	9,278,138
Valeant Pharmaceuticals International, Inc., Refinance Term Loan D1, 3.500%, 02/13/19(c)(d)	4,538,625	4,588,051
Valeant Pharmaceuticals International, Inc., Refinance Term Loan C1, 3.500%, 12/11/19(c)(d)	16,438,800	16,616,832

		50,166,950

	Shares or Principal Amount($)	Value($)
Information Technology 1.7%
CDW LLC, Extended Term Loan, 4.000%, 07/14/17(c)(d)	20,251,553	20,327,496
CompuCom Systems, Inc., New Term Loan, 6.500%, 10/04/18(c)(d)	9,281,738	9,455,770
DataPipe, Inc., 1st Lien Term Loan, 5.750%, 03/06/20(c)(d)	4,605,000	4,639,537
Edwards (Cayman Islands II) Ltd., New Term Loan B, 03/26/20(a)(b)(c)	3,530,000	3,530,000
Flextronics International Ltd., Senior Term Loan Tranche A DD A-2, 2.454%, 10/01/14(c)(d)	107,115	107,216
Flextronics International Ltd., Term Loan A, 2.454%, 10/01/14(c)(d)	1,667,529	1,669,096
Flextronics International Ltd., Delayed Draw A-1A Term Loan, 2.454%, 10/01/14(c)(d)	64,553	64,614
Presidio, Inc., New Term Loan B, 5.750%, 03/31/17(c)(d)	11,775,825	11,834,704
Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/19(c)(d)	8,322,142	8,392,381
Shield Finance Co. S.A.R.L., New Term Loan B, 6.500%, 05/10/19(c)(d)	9,269,950	9,351,062
Southern Graphics, Inc., Term Loan, 5.000%, 10/17/19(c)(d)	7,261,800	7,334,418
SS&C Technologies, Inc., Term Loan B-1, 5.000%, 06/07/19(c)(d)	5,575,831	5,652,499
SS&C Technologies, Inc., Term Loan B-2, 5.000%, 06/07/19(c)(d)	576,810	584,741
STG-Fairway Acquisitions, Term Loan B, 6.250%, 02/28/19(c)(d)	11,465,000	11,443,560
Verint Systems, Inc., New Term Loan B, 4.000%, 09/06/19(c)(d)	4,507,297	4,533,575

		98,920,669

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Insurance 2.3%
Alliance Data Systems Corp., Term Loan A, 05/24/16(a)(b)(c)	38,250,000	38,202,187
Asurion LLC, New Term Loan B1, 4.500%, 05/24/19(c)(d)(e)	42,470,096	42,889,700
Asurion LLC, Term Loan B1, 4.750%, 07/18/17(c)(d)	3,750,000	3,780,488
CNO Financial Group, Inc., New Term Loan B1, 4.250%, 09/28/16(c)(d)	3,397,500	3,427,228
Compass Investors, Inc., Term Loan, 5.250%, 12/27/19(c)(d)	12,643,313	12,769,746
Lonestar Intermediate Super Holdings LLC, Term Loan B, 11.000%, 09/02/19(c)(d)	27,625,000	29,576,154
Sedgwick CMS Holdings, Inc., Term Loan B2, 4.000%, 12/30/16(c)(d)	6,890,884	6,925,269

		137,570,772

Leisure Time 0.2%
Bombardier Recreational Products, Inc., New Term Loan B, 5.000%, 01/22/19(c)(d)	6,360,000	6,422,455
ClubCorp Club Operations, Inc., Term Loan B, 5.000%, 11/30/16(c)(d)	3,483,501	3,544,463

		9,966,918

Lodging 3.0%
Caesars Entertainment Operating Co., Extended Term Loan B6, 5.454%, 01/26/18(b)(c)(d)	39,178,691	36,262,229
CCM Merger, Inc., New Term Loan B, 6.000%, 03/01/17(c)(d)	7,107,944	7,161,253
Las Vegas Sands LLC, Term Loan B, 1.710%, 05/23/14(c)(d)	12,502,327	12,503,952
Las Vegas Sands LLC, Delayed Draw Term Loan, 1.710%, 05/23/14(c)(d)	2,613,041	2,613,381

	Shares or Principal Amount($)	Value($)
Lodging—continued
Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2, 2.710%, 11/23/15(c)(d)	3,951,936	3,955,650
Las Vegas Sands LLC, Extended Delayed Draw Term Loan, 2.710%, 11/23/16(c)(d)	2,693,622	2,696,154
Las Vegas Sands LLC, Extended Term Loan B, 2.710%, 11/23/16(c)(d)	13,402,096	13,414,694
MGM Resorts International, Term Loan B, 4.250%, 12/20/19(c)(d)	9,142,088	9,283,790
MGM Resorts International, Term Loan A, 3.284%, 12/20/17(c)(d)	27,790,350	27,838,983
Peninsula Gaming LLC, Term Loan, 5.750%, 11/20/17(c)(d)	5,660,813	5,752,801
Penn National Gaming, Inc., New Term Loan B, 3.750%, 07/16/18(c)(d)	4,168,894	4,200,119
ROC Finance LLC, Term Loan, 03/28/19(a)(b)(c)	3,560,000	3,575,593
Seminole Tribe of Florida, Delayed Draw Term Loan B1, 1.784%, 03/05/14(b)(c)(d)	3,088,796	3,088,209
Seminole Tribe of Florida, Delayed Draw Term Loan B2, 1.784%, 03/05/14(b)(c)(d)	14,816,659	14,813,843
Seminole Tribe of Florida, Delayed Draw Term Loan B3, 1.784%, 03/05/14(b)(c)(d)	3,512,324	3,511,657
Station Casinos, Inc., New Term Loan B, 5.000%, 02/13/20(c)(d)	23,170,000	23,420,931
Twin River Management Group, Inc., Term Loan B, 09/27/18(a)(b)(c)	3,565,000	3,591,737

		177,684,976

Machinery-Diversified 1.2%
Alliance Laundry Systems LLC, Refinance Term Loan, 4.500%, 12/07/18(c)(d)	5,407,481	5,442,630

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Machinery-Diversified—continued
Alliance Laundry Systems LLC, 2nd Lien Term Loan, 9.500%, 12/10/19(c)(d)	2,454,545	2,509,773
Apex Tool Group, LLC, Term Loan B, 4.500%, 01/28/20(c)(d)	7,270,000	7,362,911
Brand Energy & Infrastructure Services, Inc., USD Term Loan B2, 5.750%, 10/16/16(c)(d)	5,510,127	5,541,149
Brand Energy & Infrastructure Services, Inc., Term Loan 2 Canadian, 5.750%, 10/16/16(c)(d)	1,322,431	1,329,876
Brand Energy & Infrastructure Services, Inc., USD Term Loan B1, 6.250%, 10/16/18(c)(d)	5,145,026	5,190,045
Brand Energy & Infrastructure Services, Inc., Term Loan 1 Canadian, 6.250%, 10/23/18(c)(d)	1,234,806	1,245,611
Milacron LLC, New Term Loan, 03/28/20(a)(b)(c)	5,295,000	5,328,094
NACCO Materials Handling Group, Inc., Term Loan B, 5.000%, 12/12/17(c)(d)	6,038,500	6,068,692
Schaeffler AG, USD Term Loan C, 4.250%, 01/27/17(c)(d)	24,055,000	24,315,516
Total Safety US, Inc., 1st Lien Term Loan, 5.750%, 02/21/20(c)(d)	4,605,000	4,635,715

		68,970,012

Media 7.3%
CCO Holdings LLC, 3rd Lien Term Loan, 2.704%, 09/05/14(c)(d)(e)	38,974,084	39,014,228
Charter Communications Operating LLC, Term Loan D, 4.000%, 05/15/19(c)(d)	2,937,295	2,960,382
Clear Channel Communications, Inc., Term Loan C, 3.854%, 01/29/16(b)(c)(d)(e)	66,088,288	57,567,525

	Shares or Principal Amount($)	Value($)
Media—continued
Clear Channel Communications, Inc., Term Loan B, 3.854%, 01/29/16(c)(d)	11,541,222	10,222,637
EMI Music Publishing Ltd., Term Loan B, 4.250%, 06/29/18(c)(d)	9,248,525	9,338,698
Encompass Digital Media, Inc., New Term Loan B1, 6.750%, 08/10/17(c)(d)	6,872,775	6,915,730
McGraw-Hill Global Education Holdings, LLC, Term Loan, 9.000%, 03/22/19(c)(d)	17,660,000	17,030,951
Mediacom Broadband LLC, Term Loan F, 4.500%, 10/23/17(c)(d)	4,526,988	4,551,524
Mediacom Communications Corp., Term Loan G, 4.000%, 01/08/20(c)(d)	26,188,400	26,352,078
Mediacom Illinois LLC, Term Loan C, 1.680%, 01/30/15(c)(d)	5,261,132	5,245,770
Nielsen Holdings NV, Bridge Term Loan, 02/21/14(a)(b)(c)	10,625,000	10,625,000
Nine Entertainment Group Ltd., Term Loan B, 3.500%, 01/17/20(c)(d)	10,945,000	10,958,681
Radio One, Inc., Term Loan B, 7.500%, 03/31/16(c)(d)	11,801,084	12,079,235
Salem Communications Corp., Term Loan B, 4.500%, 03/15/20(c)(d)	4,605,000	4,660,628
San Juan Cable Holdings LLC, New Term Loan B, 6.000%, 06/09/17(c)(d)	7,177,163	7,266,877
San Juan Cable Holdings LLC, New 2nd Lien Term Loan, 8.784%, 06/08/18(c)(d)	11,745,000	11,968,860
Syniverse Holdings, Inc., Delayed Draw Term Loan, 2.000%, 04/23/19(c)(d)	22,900,000	22,947,632
Syniverse Holdings, Inc., Term Loan, 5.000%, 04/23/19(c)(d)	13,636,950	13,735,818

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Tribune Co., Exit Term Loan, 4.000%, 12/31/19(c)(d)	46,987,238	47,363,135
Univision Communications, Inc., Initial Term Loan, 2.204%, 09/29/14(c)(d)	8,535,105	8,544,749
Univision Communications, Inc., Extended Term Loan, 4.454%, 03/31/17(c)(d)	2,635,611	2,646,812
Univision Communications, Inc., Refinance Term Loan C2, 4.750%, 02/21/20(c)(d)	21,550,000	21,652,363
Van Wagner Communications LLC, New Term Loan B, 8.250%, 08/03/18(c)(d)	15,840,400	16,038,405
Village Roadshow Films (BVI) Ltd., Term Loan B, 4.750%, 11/21/17(c)(d)	38,225,000	38,702,813
Weather Channel, Refinance Term Loan B, 3.500%, 02/07/17(c)(d)	3,908,932	3,958,497
WideOpenWest Finance LLC, Term Loan B, 03/26/19(a)(b)(c)	10,580,000	10,670,353
WideOpenWest Finance LLC, 1st Lien Term Loan, 6.250%, 07/17/18(c)(d)	8,275,783	8,357,217

		431,376,598

Metals 0.3%
Arch Coal, Inc., Term Loan B, 5.750%, 05/16/18(c)(d)	9,115,439	9,264,749
Atlas Iron Ltd., Term Loan B, 8.750%, 12/07/17(b)(c)(d)	7,915,163	7,934,951

		17,199,700

Mining 3.7%
Ameriforge Group, Inc., 1st Lien Term Loan, 6.000%, 12/19/19(c)(d)	3,625,913	3,672,759
FMG America Finance, Inc., Term Loan, 5.250%, 10/18/17(c)(d)(e)	105,977,450	107,179,234

	Shares or Principal Amount($)	Value($)
Mining—continued
Freeport McMoran Copper & Gold, Inc., Term Loan A, 02/12/18(a)(b)(c)	91,165,000	90,823,131
Novelis, Inc., New Term Loan, 3.750%, 03/10/17(c)(d)	18,998,393	19,235,873

		220,910,997

Miscellaneous Manufacturer 1.4%
Boomerang Tube LLC, Term Loan, 11.000%, 10/02/17(c)(d)	18,227,625	18,409,901
Clarke American Corp., Non Extended Term Loan B1, 2.704%, 06/30/14(b)(c)(d)	41,747,043	41,479,445
Manitowoc Co., Inc. (The), New Term Loan B, 4.250%, 11/13/17(c)(d)	842,997	852,127
QS0001 Corp., 1st Lien Term Loan, 5.000%, 11/09/18(c)(d)	4,553,588	4,614,287
Sensata Technologies Finance Co. LLC, Term Loan, 3.750%, 05/11/18(c)(d)	14,968,388	15,124,807

		80,480,567

Oil & Gas 5.2%
Alon USA Energy, Inc., Master Limited Partnership Term Loan, 9.250%, 11/26/18(c)(d)	6,553,021	6,798,759
Citgo Petroleum Corp., Term Loan B, 8.000%, 06/24/15(c)(d)	1,862,857	1,876,829
Citgo Petroleum Corp., Term Loan C, 9.000%, 06/23/17(c)(d)	3,404,286	3,472,371
EMG Utica LLC, Term Loan, 03/31/20(a)(b)(c)	6,170,000	6,193,137
Energy Transfer Equity, LP, New Term Loan B, 3.750%, 03/24/17(c)(d)(e)	71,975,000	72,200,282
EP Energy LLC, Incremental Term Loan, 4.500%, 04/26/19(c)(d)	18,460,000	18,682,997

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Frac Tech International LLC, Term Loan B, 8.500%, 05/06/16(c)(d)(e)	25,262,896	23,859,289
MEG Energy Corp., Refinance Term Loan, 3.750%, 03/31/20(c)(d)	27,440,557	27,701,243
NFR Energy LLC, 2nd Lien Term Loan, 8.750%, 12/31/18(c)(d)	4,520,000	4,624,548
Obsidian Holdings LLC, Tranche A, 6.750%, 11/02/15(c)(d)	2,267,975	2,256,635
Obsidian Natural Gas Trust, Term Loan, 7.000%, 11/02/15(b)(c)(d)	23,422,840	23,539,954
Plains Exploration & Production, 7 Year Term Loan, 4.000%, 11/30/19(c)(d)(e)	36,515,000	36,551,515
Ruby Western Pipeline Holdings, LLC, Term Loan B, 03/27/20(a)(b)(c)	12,365,000	12,504,106
Samson Investment Co., 2nd Lien Term Loan, 09/25/18(a)(b)(c)	7,638,908	7,724,846
Saxon Energy Services, Inc., Term Loan B, 5.500%, 01/22/19(c)(d)	6,415,000	6,441,750
Tesoro Corp., Term Loan B, 01/30/16(a)(b)(c)	12,720,000	12,863,100
TPF Generation Holdings LLC, Synthetic Letter of Credit, 2.284%, 12/13/13(c)(d)	1,230,023	1,226,948
Vantage Drilling Co., Term Loan B, 03/22/19(a)(b)(c)	12,360,000	12,406,350
Vantage Drilling Co., Term Loan, 6.250%, 10/26/17(c)(d)	27,217,125	27,387,232

		308,311,891

Packaging & Containers 3.1%
Berlin Packaging LLC, 1st Lien Term Loan, 03/25/19(a)(b)(c)	3,530,000	3,512,350
Berry Plastics Holding Corp., Term Loan C, 2.204%, 04/03/15(c)(d)(e)	13,395,635	13,438,902

	Shares or Principal Amount($)	Value($)
Packaging & Containers—continued
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/04/20(c)(d)	116,260,000	115,942,610
BWAY Corp., Term Loan B, 4.500%-5.500%, 08/07/17(c)(d)	5,441,363	5,498,497
Consolidated Container Co. LLC, Term Loan Reprice, 5.000%, 07/03/19(c)(d)	4,567,050	4,616,785
Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.750%, 09/28/18(c)(d)	18,407,500	18,662,444
Sealed Air Corp., New Term Loan, 4.000%, 10/03/18(c)(d)	2,684,125	2,718,455
Tronox, Inc., Term Loan, 03/13/20(a)(b)(c)	18,615,000	18,863,138

		183,253,181

Real Estate 2.1%
Alliant Holdings I, Inc., New Term Loan B, 5.000%, 12/20/19(c)(d)	10,842,825	10,969,361
CB Richard Ellis Services, Inc., New Term Loan B, 03/29/21(a)(b)(c)	19,400,000	19,497,000
General Growth Properties, Inc., Debtor in Possession Term Loan, 07/11/16(a)(b)(c)	17,888,152	17,530,389
Istar Financial, Inc., Term Loan, 4.500%, 09/28/17(c)(d)	56,402,678	56,843,182
Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/17/17(c)(d)	5,590,000	5,951,617
Realogy Corp., Letter of Credit, 3.228%, 10/10/13(c)(d)	155,119	154,925
Realogy Corp., Extended Letter of Credit, 4.459%, 10/10/16(c)(d)	755,357	765,116
Realogy Corp., Extended Term Loan, 4.500%, 03/05/20(c)(d)	12,860,000	13,026,151

		124,737,741

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Retail 4.6%
Academy Ltd., Term Loan, 4.750%, 08/03/18(c)(d)	6,363,025	6,446,954
Albertson’s, LLC, Term Loan, 5.750%, 03/21/16(c)(d)	22,005,000	22,362,581
BJ’s Wholesale Club, Inc., Replacement Term Loan, 4.250%, 09/26/19(c)(d)	8,250,000	8,320,455
Capital Automotive LP, Term Loan B, 5.250%, 03/10/17(c)(d)(e)	55,097,436	55,218,099
Evergreen Acqco 1 LP, New Term Loan, 5.000%, 07/09/19(c)(d)	6,412,775	6,486,907
Gymboree Co. ( The), Initial Term Loan, 5.000%, 02/23/18(c)(d)	9,100,000	8,807,526
Harbor Freight Tools USA, Inc., Term Loan B, 5.500%, 11/14/17(c)(d)	4,552,125	4,603,336
HMK Intermediate Holdings LLC, Term Loan, 7.250%, 03/29/19(c)(d)	9,177,300	9,246,130
J Crew Group, Inc., Term Loan B1, 4.000%, 03/07/18(c)(d)	7,295,681	7,371,410
Jo-Ann Stores, Inc., Term Loan, 4.000%, 03/16/18(c)(d)	9,756,448	9,846,695
Michaels Stores, Inc., New Term Loan, 3.750%, 01/28/20(c)(d)	12,725,000	12,843,343
NBTY, Inc., Term Loan B2, 3.500%, 10/01/17(c)(d)	9,075,518	9,177,618
Ollie’s Bargain Outlet, Inc., Term Loan, 5.250%-6.250%, 09/27/19(c)(d)	5,500,000	5,527,500
Party City Holdings, Inc., Refinance Term Loan B, 4.250%, 07/29/19(b)(c)(d)	18,787,800	18,914,054
Petco Animal Supplies, Inc., New Term Loan, 4.000%, 11/24/17(c)(d)	12,637,280	12,793,729
Phillips-Van Heusen Corp., Term Loan B, 3.250%, 12/19/19(c)(d)	17,745,000	17,920,676

	Shares or Principal Amount($)	Value($)
Retail—continued
Pilot Travel Centers LLC, Term Loan B2, 4.250%, 08/07/19(c)(d)	5,572,000	5,632,958
Rite Aid Corp., Term Loan 6, 4.000%, 02/21/20(c)(d)	18,310,000	18,508,297
Rite Aid Corp., 2nd Lien Term Loan, 5.750%, 08/21/20(c)(d)	10,985,000	11,369,475
Supervalu, Inc., New Term Loan B, 6.250%, 03/21/19(c)(d)	7,415,000	7,536,309
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(c)(d)	4,122,516	3,923,274
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(c)(d)	10,444,195	10,217,869

		273,075,195

Semiconductors 2.2%
Freescale Semiconductor, Inc., Term Loan B3, 4.250%, 12/01/16(c)(d)	3,000,000	3,021,240
Freescale Semiconductor, Inc., Term Loan B4, 5.000%, 03/02/20(c)(d)(e)	64,190,000	64,330,576
Microsemi Corp., Repriced Term Loan, 3.750%, 02/19/20(c)(d)	14,645,000	14,769,483
ON Semiconductor Corp., Term Loan A, 01/02/18(a)(b)(c)	46,990,000	45,345,350
Semtech Corp., Term Loan B, 4.250%, 03/20/17(c)(d)	3,692,100	3,729,021

		131,195,670

Software 0.6%
Eze Castle Software, Inc., 1st Lien Term Loan, 02/22/20(a)(b)(c)	3,000,000	3,042,510
Genesys Telecom Holdings, US, Inc., Senior Debt B, 4.000%, 01/25/20(c)(d)	2,858,571	2,872,864
Sophia, LP, New Term Loan B, 4.500%, 07/19/18(c)(d)	10,315,981	10,455,247

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Software—continued
SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/05/19(c)(d)	15,965,000	16,164,563
VeriFone, Inc., Term Loan A, 12/28/16(a)(b)(c)	3,676,371	3,671,775
VeriFone, Inc., New Term Loan B, 4.250%, 12/28/18(c)(d)	1,136,764	1,137,901

		37,344,860

Telecommunication Services 11.4%
Alcatel-Lucent USA, Inc., USD Term Loan B, 6.250%, 07/29/16(c)(d)	2,270,000	2,299,987
Alcatel-Lucent USA, Inc., USD Term Loan C, 7.250%, 01/31/19(b)(c)(d)(e)	41,002,238	41,589,800
Arris Group, Inc., Term Loan B, 02/07/20(a)(b)(c)	29,315,000	29,351,644
Atlantic Broadband Finance, LLC, New Term Loan B, 4.500%, 11/29/19(c)(d)	3,298,425	3,341,305
Avaya, Inc., Extended Term Loan B3, 4.788%, 10/26/17(b)(c)(d)	17,410,053	16,413,328
Avaya, Inc., Term Loan B5, 8.000%, 03/30/18(c)(d)	11,023,114	11,085,174
BBHI Acquisition LLC, Term Loan B, 4.500%, 12/14/17(c)(d)	4,600,578	4,628,182
Cequel Communications LLC, Term Loan B, 4.000%, 02/14/19(c)(d)(e)	38,639,303	38,977,397
Consolidated Communications, Inc., Term Loan B3, 5.250%, 12/31/18(c)(d)	7,710,675	7,791,637
Cricket Communications, Inc., Term Loan C, 02/21/20(a)(b)(c)	13,775,000	13,847,319
Cricket Communications, Inc., Term Loan, 4.750%, 10/10/19(c)(d)	4,598,475	4,618,616
Crown Castle International Corp., Term Loan B, 4.000%, 01/31/19(c)(d)	22,045,744	22,275,460
CSC Holdings, Inc., Extended Term Loan A4, 2.454%, 12/30/16(c)(d)	780,125	778,822

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Cumulus Media Holdings Inc., 1st Lien Term Loan, 4.500%, 09/17/18(c)(d)	27,743,063	28,084,025
Cumulus Media Holdings Inc., 2nd Lien Term Loan, 7.500%, 09/16/19(c)(d)	13,680,000	14,079,046
Entercom Radio, LLC, Term Loan B, 5.000%-6.000%, 11/23/18(c)(d)	4,082,386	4,147,459
Gray Television, Inc., New Term Loan B, 4.750%, 10/15/19(c)(d)	16,662,117	16,842,568
Integra Telecom, Inc., Refinance Term Loan, 6.000%, 02/15/19(c)(d)	18,340,000	18,572,184
Integra Telecom, Inc., Refinance 2nd Lien Term Loan, 9.750%, 02/15/20(c)(d)	7,530,000	7,721,413
Intelsat Jackson Holdings Ltd., Term Loan, 3.205%, 02/03/14(b)(c)(d)	26,265,000	26,225,602
Intelsat Jackson Holdings Ltd., Term Loan B1, 4.500%, 04/02/18(c)(d)(e)	59,452,696	60,255,308
Kabel Deutschland GMBH, Term Loan F1, 3.250%, 02/01/19(c)(d)	17,285,000	17,450,590
Level 3 Financing, Inc., Term Loan, 4.750%, 08/01/19(c)(d)(e)	74,405,000	75,226,431
Level 3 Financing, Inc., 2019 Term Loan B, 5.250%, 08/01/19(c)(d)	29,765,000	30,144,504
LIN Television Corp., Term Loan B, 4.000%, 12/21/18(c)(d)	5,407,646	5,458,369
MCC Iowa LLC, Term Loan D2, 1.930%, 01/30/15(c)(d)	736,237	733,476
MetroPCS Wireless, Inc., New Term Loan B3, 4.000%, 03/16/18(c)(d)	13,832,976	13,865,068
Mission Broadcasting, Inc., Mission Term Loan B, 1.750%-4.500%, 12/03/19(c)(d)	809,714	822,370

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
NEP Supershooters, LP, 2nd Lien Term Loan, 9.500%, 08/18/20(c)(d)	1,142,857	1,188,571
Nexstar Broadcasting, Inc., Term Loan, 4.500%, 12/03/19(c)(d)	1,915,286	1,945,222
Peak Ten, Inc., New Term Loan B, 7.250%, 10/25/18(c)(d)	9,226,875	9,307,610
Telx Group, Inc., Term Loan B, 6.250%, 09/26/17(c)(d)	7,378,298	7,439,759
UPC Financing Partnership, Term Loan T, 3.704%, 12/30/16(c)(d)	220,210	221,311
Virgin Media Investment Holdings Ltd., USD Term Loan B, 02/17/20(a)(b)(c)	68,835,000	68,503,904
WMG Acquisition Corp., Term Loan, 5.250%, 11/01/18(c)(d)	6,394,063	6,486,009
Zayo Group LLC, New Term Loan B, 4.500%-4.750%, 07/02/19(c)(d)(e)	61,684,248	62,265,930

		673,985,400

Telecommunications 1.8%
Lightsquared LP, Term Loan B, 0.000%, 10/01/14(c)(d)(f)(h)	7,236,851	6,778,541
SBA Finance, Add on Term Loan, 3.750%, 09/27/19(c)(d)	4,638,375	4,693,479
Vodafone Americas Finance 2, PIK Term Loan B, 6.250%, 07/11/16(d)(g)	47,906,719	49,224,153
Vodafone Americas Finance 2, PIK Term Loan, 6.875%, 08/11/15(d)(g)	30,445,923	31,054,842
Windstream Corp., Term Loan B4, 3.500%, 01/23/20(c)(d)	10,832,850	10,934,462
Windstream Corp., Term Loan B3, 4.000%, 08/08/19(c)(d)	5,558,000	5,630,977

		108,316,454

	Shares or Principal Amount($)	Value($)
Textiles 0.0%(i)
Wolverine Worldwide, Inc., Term Loan B, 4.000%-5.250%, 07/31/19(c)(d)	2,449,063	2,470,493

Transportation 1.5%
American Petroleum Tankers LLC, Term Loan B, 09/30/19(a)(b)(c)	11,905,000	11,845,475
August LuxUK Holding Co., S.A.R.L., Luxco Term Loan, 6.250%, 04/27/18(c)(d)	2,617,910	2,650,634
August LuxUK Holding Co., S.A.R.L., Luxco 2nd Lien Term Loan, 10.500%, 04/29/19(c)(d)	1,130,000	1,141,300
August U.S. Holding Co., Inc., Term Loan B, 6.250%, 04/27/18(c)(d)	2,013,815	2,038,988
August U.S. Holding Co., Inc., 2nd Lien Term Loan, 10.500%, 04/29/19(c)(d)	870,000	878,700
Avis Budget Car Rental, LLC, New Term Loan, 3.750%, 03/15/19(c)(d)	9,319,035	9,414,182
Commercial Barge Line Co., 1st Lien Term Loan, 7.500%, 09/23/19(c)(d)	13,245,000	13,245,000
Delta Air Lines, Inc., Term Loan B1, 5.250%, 10/18/18(c)(d)	13,690,000	13,901,784
FleetPride Corp., 1st Lien Term Loan, 5.250%, 11/20/19(c)(d)	7,256,813	7,334,823
Goodyear Tire & Rubber Co. (The), New 2nd Lien Term Loan, 4.750%, 04/30/19(c)(d)	2,805,000	2,827,188
Sabre, Inc., Term Loan C, 4.000%-5.250%, 02/19/18(c)(d)	11,030,250	11,087,387
Sabre, Inc., Term Loan B, 5.250%-6.250%, 02/19/19(c)(d)	6,857,813	6,943,467
United Airlines, Inc., New Term Loan B, 03/22/19(a)(b)(c)	4,860,000	4,904,566

		88,213,494

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Utilities 0.7%
AES Corp., Refinance Term Loan B, 3.750%, 06/01/18(c)(d)	20,524,147	20,789,935
Astoria Generating Co. Acquisitions, LLC, New Term Loan, 8.500%, 10/26/17(c)(d)	6,475,000	6,693,531
NGPL PipeCo LLC, Term Loan B, 6.750%, 09/15/17(c)(d)	11,551,250	11,700,492

		39,183,958

Total Bank Loans (Cost $5,079,422,715)		5,149,793,200

Corporate Bonds 5.2%
Auto Manufacturers 0.0%(i)
General Motors Co. Escrow, 7.200%(f)(g)(j)(k)	10,000,000	—
General Motors Co. Escrow, 8.375%(f)(g)(j)(k)	10,000,000	—

		—

Commercial Services 0.2%
Ceridian Corp., 11.250%, 11/15/15	10,000,000	10,325,000
Harland Clarke Holdings Corp., 9.750%, 08/01/18(c)	3,715,000	3,937,900

		14,262,900

Diversified Financial Services 0.2%
International Lease Finance Corp., 3.875%, 04/15/18	9,890,000	9,865,275

Electric 0.7%
General Cable Corp., 2.659%, 04/01/15(d)(e)	6,031,000	5,963,151
Glenn Pool Oil & Gas Trust, 6.000%, 08/02/21(c)	35,354,147	36,591,542

		42,554,693

Entertainment 0.0%(i)
Diamond Resorts Corp., 12.000%, 08/15/18	1,000,000	1,105,000

Food 0.2%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(b)(c)	13,100,000	13,116,375

	Shares or Principal Amount($)	Value($)
Hand/Machine Tools 0.0%(i)
Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21(c)	200,000	206,750

Holding Companies-Diversified 0.0%(i)
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.125%, 09/01/20(c)	2,195,000	2,293,775

Internet 0.1%
Zayo Escrow Corp., 8.125%, 01/01/20	1,475,000	1,652,000
Zayo Escrow Corp., 10.125%, 07/01/20	2,365,000	2,784,788

		4,436,788

Media 0.6%
Clear Channel Communications, Inc., 9.000%, 12/15/19(c)	10,353,000	9,951,821
Clear Channel Communications, Inc., 11.250%, 03/01/21(c)	1,185,000	1,214,625
LIN Television Corp., 8.375%, 04/15/18	17,555,000	19,113,006
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(c)	1,585,000	1,569,150
Univision Communications, Inc., 6.875%, 05/15/19(c)	1,925,000	2,059,750

		33,908,352

Mining 0.0%(i)
Inmet Mining Corp., 8.750%, 06/01/20(c)	1,170,000	1,298,700

Miscellaneous Manufacturer 0.3%
Bombardier, Inc., 4.250%, 01/15/16(c)	15,000,000	15,562,500

Oil & Gas 0.2%
Chesapeake Energy Corp., 3.250%, 03/15/16(b)	10,000,000	10,112,500
Offshore Group Investment Ltd., 7.125%, 04/01/23(c)	800,000	818,000
Range Resources Corp., 5.000%, 03/15/23(c)	1,960,000	2,004,100

		12,934,600

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — continued

	Shares or Principal Amount($)	Value($)
Oil & Gas Services 0.0%(i)
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21(c)	160,000	158,800

Packaging & Containers 0.1%
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23(c)	5,000,000	4,850,000

Real Estate 0.0%(i)
CBRE Services, Inc., 5.000%, 03/15/23	1,935,000	1,956,769

Telecommunication Services 2.6%
CenturyLink, Inc., 5.625%, 04/01/20	1,345,000	1,375,263
Cricket Communications, Inc., 7.750%, 05/15/16(e)	3,000,000	3,131,250
Frontier Communications Corp., 7.625%, 04/15/24(b)	80,000	82,300
Intelsat Bermuda Ltd. PIK, 11.500%, 02/04/17(e)	25,645,017	27,235,008
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	3,750,000	4,120,313
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,250,000	1,390,625
Intelsat Luxembourg SA, 7.750%, 06/01/21(b)(c)	2,285,000	2,324,988
iPCS, Inc., 2.424%, 05/01/13(d)(e)	10,318,000	10,305,618
Level 3 Communications, Inc., 11.875%, 02/01/19	3,000,000	3,517,500
Level 3 Financing, Inc., 8.125%, 07/01/19	4,065,000	4,471,500
Level 3 Financing, Inc., 10.000%, 02/01/18(e)	3,440,000	3,801,200
Lynx II Corp., 6.375%, 04/15/23(c)	1,600,000	1,676,000
MetroPCS Wireless, Inc., 6.250%, 04/01/21(c)	6,445,000	6,557,787
MetroPCS Wireless, Inc., 6.625%, 04/01/23(c)	5,375,000	5,482,500
NII International Telecom S.A.R.L., 11.375%, 08/15/19(c)	2,560,000	2,675,200
Satmex Escrow SA de CV, 9.500%, 05/15/17	6,000,000	6,360,000

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Sprint Capital Corp., 6.875%, 11/15/28	2,000,000	2,045,000
Sprint Capital Corp., 8.750%, 03/15/32(e)	1,700,000	2,027,250
Sprint Nextel Corp., 7.000%, 08/15/20	5,680,000	6,248,000
Sprint Nextel Corp., 11.500%, 11/15/21	2,280,000	3,192,000
Trilogy International Partners LLC, 10.250%, 08/15/16(c)	12,958,000	12,698,840
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(c)	24,390,842	24,735,701
Wind Acquisition Finance SA, 7.250%, 02/15/18(c)	9,940,000	10,350,025
Windstream Holding of the Midwest, Inc., 6.750%, 04/01/28(e)	4,750,000	4,927,797

		150,731,665

Total Corporate Bonds (Cost $300,277,679)		309,242,942

Preferred Stock 0.1%
Diversified Financial Services 0.1%
GMAC Capital Trust I, Series 2, 8.125%(d)	94,025	2,557,480

Total Preferred Stock (Cost $2,350,625)		2,557,480

Common Stock 0.0%(i)
Energy-Alternate Sources 0.0%(i)
Aventine Renewable Energy Holdings, Inc.*(f)(g)	69,037	1,035,555

Total Common Stock (Cost $8,202,053)		1,035,555

Money Market Fund 21.8%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%(l)	1,290,295,065	1,290,295,065

Total Money Market Fund (Cost $1,290,295,065)		1,290,295,065

Total Investments (Cost $6,680,548,137) — 114.1%		6,752,924,242
Liabilities in excess of other assets — (14.1)%		(832,544,501)

Net Assets — 100.0%		$5,920,379,741

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix Floating Rate High Income Fund — concluded

*	Non-income producing security.

(a)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 88.1% of net assets as of March 31, 2013.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(e)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(f)	Security is in default.

(g)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.
(h)	Bankrupt issuer.

(i)	Less than 0.05% of Net Assets.

(j)	Valued at fair value using procedures approved by the Board of Trustees. (See Note 2(a))

(k)	Security is perpetual in nature and has no stated maturity.

(l)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

ADS	—	American Depositary Shares
PIK	—	Payment in-kind

As of March 31, 2013, the Fund had the following unfunded loan commitment:

Borrower	Unfunded Commitments	Unrealized Appreciation
Syniverse Holdings	$22,900,000	$136,999

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund

	Shares or Principal Amount($)	Value($)
Bank Loans 5.5%
Commercial Services 0.3%
ABC Supply, Bridge Term Loan, 03/28/14(a)(b)(c)(d)	665,000	665,000
Walter Energy, Inc., Term Loan B, 5.750%, 04/02/18(a)(d)	4,670,176	4,694,834

		5,359,834

Food 0.3%
HJ Heinz Co., 2nd Lien Bridge Term Loan, 02/14/14(a)(b)(c)(d)	4,685,000	4,685,000

Health Care 0.0%(e)
Community Health Systems, Inc., Extended Term Loan, 3.784%-3.787%, 01/25/17(a)(d)	845,273	853,439

Information Technology 0.6%
CDW LLC, Extended Term Loan, 4.000%, 07/14/17(a)(d)	10,467,790	10,507,044

Insurance 0.1%
Asurion LLC, New Term Loan B1, 4.500%, 05/24/19(a)(d)	1,376,550	1,390,150

Media 0.9%
Charter Communications Operating LLC, Term Loan D, 4.000%, 05/15/19(a)(d)	4,692,600	4,729,484
Nielsen Holdings NV, Bridge Term Loan, 02/21/14(a)(b)(c)(d)	4,915,000	4,915,000
Tribune Co., Exit Term Loan, 4.000%, 12/31/19(a)(d)	6,643,350	6,696,497

		16,340,981

Mining 0.1%
FMG America Finance, Inc., Term Loan, 5.250%, 10/18/17(a)(d)	1,114,400	1,127,037

Oil & Gas 0.6%
Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 03/24/17(a)(d)	10,890,000	10,924,086

Packaging & Containers 0.3%
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/04/20(a)(b)(d)	5,835,000	5,819,070

	Shares or Principal Amount($)	Value($)
Retail 0.2%
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(d)	4,224,169	4,132,631

Semiconductors 0.4%
Freescale Semiconductor, Inc., Term Loan B4, 03/02/20(a)(b)(c)(d)	7,955,000	7,972,422

Telecommunication Services 1.7%
Alcatel-Lucent USA, Inc., USD Term Loan C, 01/31/19(a)(b)(c)(d)	2,638,388	2,676,195
Cequel Communications LLC, Term Loan B, 4.000%, 02/14/19(a)(d)	11,939,400	12,043,870
Crown Castle International Corp., Term Loan B, 4.000%, 01/31/19(a)(d)	5,939,850	6,001,743
Level 3 Financing, Inc., 2019 Term Loan B, 5.250%, 08/01/19(a)(d)	6,605,000	6,689,214
Virgin Media Investment Holdings Ltd., USD Term Loan B, 02/17/20(a)(b)(c)(d)	5,305,000	5,279,483

		32,690,505

Total Bank Loans (Cost $100,930,266)		101,802,199

Corporate Bonds 88.3%
Advertising 0.4%
Affinion Group, Inc., 7.875%, 12/15/18(f)	5,435,000	4,293,650
MDC Partners, Inc., 6.750%, 04/01/20(a)	3,690,000	3,726,900

		8,020,550

Aerospace/Defense 0.6%
BE Aerospace, Inc., 5.250%, 04/01/22	4,915,000	5,068,594
Ducommun, Inc., 9.750%, 07/15/18	3,230,000	3,553,000
GenCorp, Inc., 7.125%, 03/15/21(a)	3,140,000	3,312,700

		11,934,294

Airlines 0.8%
Air Canada, Inc., 9.250%, 08/01/15(a)(f)	11,740,000	12,503,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Airlines—continued
Continental Airlines Pass Thru Certificate, Series 2012-B, C1 B, 6.250%, 04/11/20, Series B	1,960,000	2,058,000

		14,561,100

Apparel 0.3%
Wolverine World Wide, Inc., 6.125%, 10/15/20(a)	4,730,000	5,019,713

Auto Parts & Equipment 1.2%
AFFINIA Group, Inc., 10.750%, 08/15/16(a)	1,648,000	1,788,080
Cooper-Standard Automotive, Inc., 8.500%, 05/01/18	8,893,000	9,693,370
Delphi Corp., 5.000%, 02/15/23	4,475,000	4,732,312
Lear Corp., 4.750%, 01/15/23(a)	6,540,000	6,376,500

		22,590,262

Banks 3.6%
Ally Financial, Inc., 7.500%, 09/15/20(g)	13,841,000	16,886,020
Ally Financial, Inc., 8.000%, 11/01/31	13,755,000	17,400,075
CIT Group, Inc., 4.250%, 08/15/17	7,205,000	7,529,225
CIT Group, Inc., 5.000%, 05/15/17	6,425,000	6,890,812
CIT Group, Inc., 5.250%, 03/15/18	3,540,000	3,823,200
CIT Group, Inc., 6.625%, 04/01/18(a)	6,630,000	7,558,200
Provident Funding Associates LP/PFG Finance Corp., 10.125%, 02/15/19(a)	2,685,000	2,926,650
Provident Funding Association LP, 10.250%, 04/15/17(a)(f)	3,455,000	3,852,325

		66,866,507

Beverages 0.1%
Cott Beverages, Inc., 8.125%, 09/01/18	1,500,000	1,638,750

Building Materials 2.1%
Building Materials Corp. of America, 6.750%, 05/01/21(a)(f)	2,885,000	3,151,863

	Shares or Principal Amount($)	Value($)
Building Materials—continued
Cemex Finance LLC, 9.375%, 10/12/22(a)	3,575,000	4,155,937
Cemex SAB de CV, 5.875%, 03/25/19(a)	2,775,000	2,802,750
Gibraltar Industries, Inc., 6.250%, 02/01/21(a)	3,180,000	3,370,800
Masco Corp., 5.950%, 03/15/22	5,540,000	6,231,575
USG Corp., 8.375%, 10/15/18(a)	11,650,000	12,873,250
USG Corp., 9.750%, 08/01/14(a)	5,845,000	6,341,825

		38,928,000

Chemicals 1.3%
Huntsman International LLC, 8.625%, 03/15/21	1,055,000	1,186,875
Ineos Finance PLC, 7.500%, 05/01/20(a)	4,100,000	4,463,875
Ineos Finance PLC, 9.000%, 05/15/15(a)	1,775,000	1,868,188
Kinove German Bondco GmbH, 9.625%, 06/15/18(a)	3,647,000	4,057,287
LyondellBasell Industries, 6.000%, 11/15/21	2,025,000	2,399,625
Nova Chemicals Corp., 8.625%, 11/01/19	2,845,000	3,200,625
Nufarm Australia Ltd., 6.375%, 10/15/19(a)	2,000,000	2,050,000
Oxea Finance & Cy SCA, 9.500%, 07/15/17(a)	2,405,000	2,609,425
PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 04/01/20(a)	3,218,000	3,238,112

		25,074,012

Coal 0.5%
Peabody Energy Corp., 6.250%, 11/15/21	6,780,000	7,051,200
Walter Energy, Inc., 8.500%, 04/15/21(a)	2,315,000	2,372,875

		9,424,075

Commercial Services 4.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	4,945,000	5,482,769
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18	3,855,000	4,351,370

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
FTI Consulting, Inc., 6.000%, 11/15/22(a)	3,750,000	3,965,625
Harland Clarke Holdings Corp., 9.750%, 08/01/18(a)	12,180,000	12,910,800
Iron Mountain, Inc., 7.750%, 10/01/19	4,135,000	4,595,019
Iron Mountain, Inc., 8.000%, 06/15/20	1,515,000	1,586,963
Lender Processing Services, Inc., 5.750%, 04/15/23	3,760,000	3,919,800
Live Nation Entertainment, Inc., 7.000%, 09/01/20(a)	2,475,000	2,660,625
Live Nation Entertainment, Inc., 8.125%, 05/15/18(a)	3,465,000	3,768,187
National Money Mart Co., 10.375%, 12/15/16(f)	2,720,000	2,998,800
Prospect Medical Holdings, Inc., 8.375%, 05/01/19(a)	8,375,000	8,919,375
ServiceMaster Co., 8.000%, 02/15/20(g)	11,365,000	12,188,962
United Rentals North America, Inc., 7.625%, 04/15/22	9,110,000	10,180,425

		77,528,720

Computers 1.4%
Brocade Communications Systems, Inc., 4.625%, 01/15/23(a)	3,855,000	3,729,713
j2 Global, Inc., 8.000%, 08/01/20	5,565,000	5,926,725
NCR Corp., 4.625%, 02/15/21(a)	7,000,000	6,965,000
NCR Corp., 5.000%, 07/15/22(a)	5,095,000	5,107,737
Seagate HDD Cayman, 6.875%, 05/01/20	1,610,000	1,730,750
Seagate HDD Cayman, 7.750%, 12/15/18(f)	1,320,000	1,447,050
Seagate Technology International Co. Ltd., 10.000%, 05/01/14(a)	532,000	562,590
SunGard Data Systems, Inc., 7.625%, 11/15/20	1,540,000	1,668,975

		27,138,540

Diversified Financial Services 4.5%
Aircastle Ltd., 6.750%, 04/15/17	9,270,000	10,197,000
Aircastle Ltd., 7.625%, 04/15/20	9,545,000	11,048,337

	Shares or Principal Amount($)	Value($)
Diversified Financial Services—continued
CNG Holdings, Inc., 9.375%, 05/15/20(a)	5,565,000	5,460,656
Community Choice Financial, Inc., 10.750%, 05/01/19	3,970,000	3,761,575
General Motors Financial Co., Inc., 6.750%, 06/01/18	1,185,000	1,342,013
Icahn Enterprises Finance Corp., 8.000%, 01/15/18	4,320,000	4,622,400
ILFC E-Capital Trust I, 4.680%, 12/21/65(a)(d)(f)	12,420,000	10,867,500
ILFC E-Capital Trust II, 6.250%, 12/21/65(a)(d)	2,490,000	2,346,825
International Lease Finance Corp., 5.650%, 06/01/14, MTN	1,320,000	1,377,750
International Lease Finance Corp., 6.250%, 05/15/19	945,000	1,034,775
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375%, 04/01/20(a)	5,270,000	5,362,225
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.500%, 07/01/21(a)	4,000,000	4,170,000
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20(a)	4,860,000	5,370,300
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19(a)	2,965,000	3,394,925
Nationstar Mortgage LLC/Nationstar Capital Corp., 9.625%, 05/01/19(a)	2,950,000	3,363,000
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 01/15/18(a)	3,850,000	3,994,375
SquareTwo Financial Corp., 11.625%, 04/01/17(f)	5,570,000	5,667,475

		83,381,131

Electric 3.2%
AES Corp. (The), 7.750%, 10/15/15	485,000	545,019
AES Corp. (The), 8.000%, 10/15/17	4,225,000	4,969,656
AES Corp. (The), 9.750%, 04/15/16	2,750,000	3,279,375
Calpine Corp., 7.500%, 02/15/21(a)	4,140,000	4,543,650

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Electric—continued
Calpine Corp., 7.875%, 01/15/23(a)	5,679,000	6,303,690
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20(a)	5,170,000	5,816,250
GenOn Energy, Inc., 9.500%, 10/15/18	490,000	576,975
GenOn Energy, Inc., 9.875%, 10/15/20	11,324,000	12,965,980
NRG Energy, Inc., 7.625%, 05/15/19	10,180,000	10,994,400
NRG Energy, Inc., 7.875%, 05/15/21	4,955,000	5,512,437
PPL Energy Supply LLC, 4.600%, 12/15/21	3,876,000	4,130,607

		59,638,039

Electrical Components & Equipment 0.5%
General Cable Corp., 5.750%, 10/01/22(a)	4,605,000	4,697,100
GrafTech International Ltd., 6.375%, 11/15/20(a)	3,750,000	3,881,250

		8,578,350

Electronics 1.0%
313 Group, Inc., 6.375%, 12/01/19(a)	9,720,000	9,647,100
Flextronics International Ltd., 4.625%, 02/15/20(a)	2,000,000	2,020,000
Flextronics International Ltd., 5.000%, 02/15/23(a)	3,165,000	3,157,087
Jabil Circuit, Inc., 8.250%, 03/15/18	3,460,000	4,160,650

		18,984,837

Energy-Alternate Sources 0.3%
First Wind Capital LLC, 10.250%, 06/01/18(a)	5,075,000	5,392,188

Engineering & Construction 0.5%
Aguila 3 SA, 7.875%, 01/31/18(a)	4,275,000	4,584,937
Dycom Investments, Inc., 7.125%, 01/15/21	2,570,000	2,749,900
Weekley Homes LLC/Weekley Finance Corp., 6.000%, 02/01/23(a)	2,775,000	2,858,250

		10,193,087

	Shares or Principal Amount($)	Value($)
Entertainment 1.9%
Carmike Cinemas, Inc., 7.375%, 05/15/19	2,960,000	3,248,600
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21(a)	3,895,000	3,870,656
Cinemark USA, Inc., 5.125%, 12/15/22(a)	1,950,000	1,959,750
Diamond Resorts Corp., 12.000%, 08/15/18(g)	16,349,000	18,065,645
Pinnacle Entertainment, Inc., 7.750%, 04/01/22(f)	2,130,000	2,287,088
Pinnacle Entertainment, Inc., 8.750%, 05/15/20(f)	3,780,000	4,153,275
Speedway Motorsports, Inc., 8.750%, 06/01/16	2,395,000	2,526,725

		36,111,739

Environmental Control 0.9%
Clean Harbors, Inc., 5.125%, 06/01/21(a)	2,595,000	2,656,631
Clean Harbors, Inc., 5.250%, 08/01/20	3,120,000	3,221,400
Covanta Holding Corp., 7.250%, 12/01/20	2,805,000	3,089,590
Darling International, Inc., 8.500%, 12/15/18	2,330,000	2,644,550
Heckmann Corp., 9.875%, 04/15/18(a)	4,130,000	4,382,962

		15,995,133

Food 2.3%
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20(a)(b)	30,810,000	30,848,513
Post Holdings, Inc., 7.375%, 02/15/22	6,135,000	6,710,156
Stater Brothers Holdings, Inc., 7.750%, 04/15/15(g)	4,790,000	4,790,000

		42,348,669

Forest Products & Paper 0.2%
Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16(a)(f)	3,575,000	3,744,813

Gas 0.5%
Sabine Pass LNG LP, 6.500%, 11/01/20(a)	5,775,000	6,078,188
Sabine Pass LNG LP, 7.500%, 11/30/16	2,385,000	2,635,425

		8,713,613

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Products 0.9%
Biomet, Inc., 6.500%, 08/01/20(a)	6,295,000	6,680,569
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	6,700,000	7,252,750
Physio-Control International, Inc., 9.875%, 01/15/19(a)	3,250,000	3,664,375

		17,597,694

Healthcare-Services 2.9%
CHS/Community Health Systems, Inc., 5.125%, 08/15/18	4,755,000	4,980,863
CHS/Community Health Systems, Inc., 7.125%, 07/15/20(f)	5,000,000	5,425,000
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	695,000	769,713
DaVita, Inc., 5.750%, 08/15/22	5,450,000	5,661,187
Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22(a)(g)	3,115,000	3,477,119
HCA, Inc., 5.875%, 03/15/22	9,585,000	10,327,837
HCA, Inc., 6.250%, 02/15/21	2,740,000	2,921,525
HCA, Inc., 7.500%, 02/15/22(f)	7,215,000	8,297,250
Tenet Healthcare Corp., 6.250%, 11/01/18(f)	6,920,000	7,681,200
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19(f)	5,000,000	5,350,000

		54,891,694

Holding Companies-Diversified 0.3%
MMI International Ltd., 8.000%, 03/01/17(a)	5,445,000	5,581,125

Home Builders 0.9%
Brookfield Residential Properties, Inc., 6.500%, 12/15/20(a)	2,665,000	2,851,550
KB Home, 7.500%, 09/15/22	2,775,000	3,114,937
KB Home, 9.100%, 09/15/17	3,180,000	3,736,500
Standard Pacific Corp., 8.375%, 05/15/18(g)	5,300,000	6,240,750

		15,943,737

	Shares or Principal Amount($)	Value($)
Household Products/Wares 0.9%
Jarden Corp., 7.500%, 01/15/20	4,450,000	4,844,938
Reynolds Group Holdings, 6.875%, 02/15/21	1,825,000	1,943,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg I SA, 7.875%, 08/15/19	7,845,000	8,649,112
Spectrum Brands Escrow Corp., 6.625%, 11/15/22(a)	1,900,000	2,061,500

		17,499,175

Housewares 0.3%
Libbey Glass, Inc., 6.875%, 05/15/20	4,525,000	4,881,344

Insurance 1.3%
Assured Guaranty Municipal Holdings, Inc., 6.400%, 12/15/66(a)(d)	4,350,000	3,936,750
Assured Guaranty US Holdings, Inc., Series A, 6.400%, 12/15/66(d)	7,037,000	6,579,595
Genworth Financial, Inc., 6.150%, 11/15/66(d)	4,605,000	4,213,575
Genworth Financial, Inc., 7.625%, 09/24/21(f)	745,000	897,326
Liberty Mutual Group, Inc., 7.000%, 03/07/67(a)(d)	2,730,000	2,811,900
White Mountains Re Group Ltd., 7.506%(a)(d)(h)	5,270,000	5,577,821

		24,016,967

Internet 1.3%
CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22(a)	2,045,000	2,142,138
Equinix, Inc., 4.875%, 04/01/20	3,320,000	3,344,900
Equinix, Inc., 5.375%, 04/01/23	1,500,000	1,518,750
Equinix, Inc., 7.000%, 07/15/21(f)	3,130,000	3,474,300
Mood Media Corp., 9.250%, 10/15/20(a)	5,775,000	6,309,187
Zayo Escrow Corp., 8.125%, 01/01/20	7,000,000	7,840,000

		24,629,275

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Iron/Steel 0.4%
JMC Steel Group, 8.250%, 03/15/18(a)	6,855,000	7,266,300

Leisure Time 0.5%
ClubCorp Club Operations, Inc., 10.000%, 12/01/18	4,545,000	5,135,850
Viking Cruises Ltd., 8.500%, 10/15/22(a)	4,015,000	4,416,500

		9,552,350

Lodging 1.2%
Chester Downs & Marina LLC, 9.250%, 02/01/20(a)(f)	2,195,000	2,096,225
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19(a)	7,090,000	7,869,900
Harrahs Operating, Inc., 11.250%, 06/01/17	3,275,000	3,483,781
MGM Resorts International, 6.750%, 10/01/20(a)	4,195,000	4,446,700
MGM Resorts International, 7.625%, 01/15/17	4,185,000	4,645,350

		22,541,956

Machinery-Diversified 0.3%
Manitowoc Co., Inc. (The), 8.500%, 11/01/20	4,805,000	5,429,650

Media 5.2%
Block Communications, Inc., 7.250%, 02/01/20(a)	3,260,000	3,545,250
Cablevision Systems Corp., 7.750%, 04/15/18	1,180,000	1,323,075
Cablevision Systems Corp., 8.000%, 04/15/20	4,490,000	5,051,250
CCO Holdings LLC/Cap Corp., 5.125%, 02/15/23	4,170,000	4,044,900
CCO Holdings LLC/Cap Corp., 7.375%, 06/01/20(f)	2,000,000	2,217,500
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/22(a)	6,395,000	6,666,787
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22(a)(g)	13,255,000	13,984,025
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 03/15/20, Series B	3,365,000	3,512,219

	Shares or Principal Amount($)	Value($)
Media—continued
DISH DBS Corp., 5.875%, 07/15/22	9,585,000	10,052,269
Echostar DBS Corp., 7.750%, 05/31/15	3,430,000	3,807,300
Entravision Communications Corp., 8.750%, 08/01/17	4,054,000	4,398,590
LIN Television Corp., 6.375%, 01/15/21(a)	2,375,000	2,529,375
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 9.750%, 04/01/21(a)	3,390,000	3,356,100
Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23(a)	7,235,000	7,506,312
Mediacom LLC/Capital Corp., 9.125%, 08/15/19(f)	1,145,000	1,278,106
Sinclair Television Group, Inc., 9.250%, 11/01/17(a)	2,690,000	2,915,288
Sirius XM Radio, Inc., 5.250%, 08/15/22(a)(f)	3,870,000	3,957,075
Sirius XM Radio, Inc., 7.625%, 11/01/18(a)	2,910,000	3,211,913
Univision Communications, Inc., 6.750%, 09/15/22(a)	8,720,000	9,417,600
Videotron Ltd., 5.000%, 07/15/22	4,000,000	4,060,000

		96,834,934

Mining 3.2%
FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19(a)(f)	18,045,000	19,466,044
HudBay Minerals, Inc., 9.500%, 10/01/20	4,155,000	4,539,337
Inmet Mining Corp., 7.500%, 06/01/21(a)	3,305,000	3,577,663
Inmet Mining Corp., 8.750%, 06/01/20(a)	18,450,000	20,479,500
New Gold, Inc., 6.250%, 11/15/22(a)	3,055,000	3,200,113
Novelis, Inc., 8.375%, 12/15/17	785,000	859,575
Novelis, Inc., 8.750%, 12/15/20	2,900,000	3,269,750
Vulcan Materials Co., 7.500%, 06/15/21	3,345,000	3,938,737

		59,330,719

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Miscellaneous Manufacturer 1.7%
Amsted Industries, Inc., 8.125%, 03/15/18(a)	3,935,000	4,230,125
Bombardier, Inc., 5.750%, 03/15/22(a)	9,890,000	10,149,612
Bombardier, Inc., 6.125%, 01/15/23(a)(g)	10,620,000	11,018,250
Bombardier, Inc., 7.750%, 03/15/20(a)	1,180,000	1,357,000
Polymer Group, Inc., 7.750%, 02/01/19	5,260,000	5,733,400

		32,488,387

Oil & Gas 8.0%
Antero Resources Finance Corp., 6.000%, 12/01/20(a)	3,295,000	3,443,275
Chesapeake Energy Corp., 6.875%, 11/15/20	2,060,000	2,245,400
Chesapeake Energy Corp., 7.250%, 12/15/18	3,105,000	3,524,175
CITGO Petroleum Corp., 11.500%, 07/01/17(a)	2,910,000	3,335,588
EP Energy LLC/Everest Acquisition Finance, Inc., 6.875%, 05/01/19	3,000,000	3,285,000
EP Energy LLC/Everest Acquisition Finance, Inc., 7.750%, 09/01/22(f)	1,635,000	1,806,675
Hercules Offshore, Inc., 7.125%, 04/01/17(a)	5,075,000	5,468,312
Linn Energy LLC/Finance Corp., 6.500%, 05/15/19	4,450,000	4,655,813
Linn Energy LLC/Finance Corp., 8.625%, 04/15/20	4,865,000	5,363,662
MEG Energy Corp., 6.375%, 01/30/23(a)	7,000,000	7,280,000
Oasis Petroleum, Inc., 6.875%, 01/15/23	5,165,000	5,681,500
Offshore Group Investment Ltd., 7.125%, 04/01/23(a)	5,785,000	5,915,162
Offshore Group Investment Ltd., 7.500%, 11/01/19(a)(f)	9,315,000	9,873,900
Plains Exploration & Production Co., 6.125%, 06/15/19	6,630,000	7,259,850
Plains Exploration & Production Co., 6.625%, 05/01/21	8,685,000	9,553,500
Plains Exploration & Production Co., 6.875%, 02/15/23	15,650,000	17,723,625

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Plains Exploration & Production Co., 7.625%, 06/01/18	2,510,000	2,622,950
Plains Exploration & Production Co., 8.625%, 10/15/19	2,095,000	2,377,825
Range Resources Corp., 5.000%, 08/15/22	2,880,000	2,937,600
Range Resources Corp., 5.000%, 03/15/23(a)	6,570,000	6,717,825
Range Resources Corp., 7.250%, 05/01/18	2,130,000	2,215,200
RDS Ultra-Deepwater Ltd., 11.875%, 03/15/17(a)	2,000,000	2,225,000
SandRidge Energy, Inc., 7.500%, 03/15/21	10,170,000	10,576,800
SandRidge Energy, Inc., 8.750%, 01/15/20	1,855,000	1,998,763
Seadrill Ltd., 5.625%, 09/15/17(a)	2,675,000	2,701,750
United Refining Co., 10.500%, 02/28/18	8,670,000	9,797,100
WPX Energy, Inc., 6.000%, 01/15/22	7,735,000	8,102,412

		148,688,662

Oil & Gas Services 2.1%
American Petroleum Tankers LLC, 10.250%, 05/01/15	3,571,000	3,687,058
Cie Generale de Geophysique - Veritas, 6.500%, 06/01/21	6,000,000	6,300,000
Exterran Partners LP/EXLP Finance Corp., 6.000%, 04/01/21(a)	3,741,000	3,726,971
Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20(a)	3,190,000	3,485,075
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21(a)	3,935,000	3,905,487
Oil States International, Inc., 5.125%, 01/15/23(a)	5,520,000	5,520,000
Oil States International, Inc., 6.500%, 06/01/19	11,185,000	11,967,950

		38,592,541

Packaging & Containers 2.5%
Ball Corp., 5.000%, 03/15/22	13,210,000	13,738,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Packaging & Containers—continued
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23(a)	8,815,000	8,550,550
Graphic Packaging International, Inc., 9.500%, 06/15/17	2,175,000	2,310,937
Plastipak Holdings, Inc., 10.625%, 08/15/19(a)	2,010,000	2,301,450
Sealed Air Corp., 5.250%, 04/01/23(a)	4,585,000	4,602,194
Sealed Air Corp., 6.500%, 12/01/20(a)(f)	3,025,000	3,312,375
Sealed Air Corp., 8.125%, 09/15/19(a)	5,095,000	5,763,719
Sealed Air Corp., 8.375%, 09/15/21(a)	5,060,000	5,793,700

		46,373,325

Pharmaceuticals 1.1%
ConvaTec Healthcare, 10.500%, 12/15/18(a)	2,850,000	3,170,625
Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	3,195,000	3,414,656
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20	2,610,000	2,786,175
Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	2,460,000	2,644,500
Valeant Pharmaceuticals International, 6.500%, 07/15/16(a)	4,000,000	4,175,000
Valeant Pharmaceuticals International, 7.000%, 10/01/20(a)	3,900,000	4,202,250

		20,393,206

Pipelines 1.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	4,420,000	4,364,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 08/01/23(a)	2,495,000	2,482,525
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/01/20(a)	1,115,000	1,162,387

	Shares or Principal Amount($)	Value($)
Pipelines—continued
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.375%, 06/01/19	3,495,000	3,687,225
El Paso Corp., 6.500%, 09/15/20	6,885,000	7,606,569
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21(a)	14,040,000	14,566,500

		33,869,956

Real Estate 0.8%
CBRE Services, Inc., 5.000%, 03/15/23	12,255,000	12,392,869
Toys “R” Us Property Co. LLC, 10.750%, 07/15/17	3,280,000	3,530,100

		15,922,969

Real Estate Investment Trust 1.4%
Felcor Lodging LP, 5.625%, 03/01/23(a)	5,485,000	5,587,844
Host Hotels & Resorts LP, 3.750%, 10/15/23, Series D	1,735,000	1,741,784
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	4,000,000	4,340,000
Reckson Operating Partnership LP, 7.750%, 03/15/20	6,005,000	7,372,104
Rouse Co. LP (The), 6.750%, 11/09/15	7,120,000	7,378,100

		26,419,832

Retail 3.6%
AutoNation, Inc., 5.500%, 02/01/20	4,636,000	5,030,060
Claire’s Stores, Inc., 9.000%, 03/15/19(a)(f)	4,200,000	4,746,000
Coinstar, Inc., 6.000%, 03/15/19(a)	3,355,000	3,430,488
Dufry Finance SCA, 5.500%, 10/15/20(a)	2,175,000	2,256,636
JC Penney Corp., Inc., 6.375%, 10/15/36	4,135,000	3,101,250
Limited Brands, Inc., 5.625%, 02/15/22	7,220,000	7,653,200
Limited Brands, Inc., 6.625%, 04/01/21	2,900,000	3,277,000
Limited Brands, Inc., 7.000%, 05/01/20	2,520,000	2,923,200
Penske Automotive Group, Inc., 5.750%, 10/01/22(a)	3,830,000	3,992,775

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — continued

	Shares or Principal Amount($)	Value($)
Retail—continued
Phillips-Van Heusen Corp., 7.375%, 05/15/20	2,005,000	2,235,575
PVH Corp., 4.500%, 12/15/22	2,630,000	2,590,550
Rite Aid Corp., 7.500%, 03/01/17	4,000,000	4,115,000
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19	4,675,000	5,177,562
Sears Holdings Corp., 6.625%, 10/15/18(f)	13,335,000	12,984,956
Toys R Us, Inc., 7.375%, 10/15/18	3,010,000	2,656,325
Toys R Us, Inc., 10.375%, 08/15/17	410,000	415,638

		66,586,215

Semiconductors 0.5%
Advanced Micro Devices, Inc., 7.500%, 08/15/22(a)	1,580,000	1,433,850
Advanced Micro Devices, Inc., 7.750%, 08/01/20	1,650,000	1,518,000
Freescale Semiconductor, Inc., 9.250%, 04/15/18(a)	1,335,000	1,465,163
NXP BV/NXP Funding LLC, 5.750%, 03/15/23(a)	4,950,000	5,049,000

		9,466,013

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc., 7.125%, 03/15/21	5,085,000	5,529,938

Software 0.3%
First Data Corp., 6.750%, 11/01/20(a)	6,215,000	6,479,138

Storage/Warehousing 0.7%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18	12,604,000	13,139,670

Telecommunication Services 10.1%
CenturyLink, Inc., 5.625%, 04/01/20	5,075,000	5,189,188
Consolidated Communications Finance Co., 10.875%, 06/01/20(a)	2,190,000	2,496,600
Cricket Communications, Inc., 7.750%, 05/15/16	1,535,000	1,602,156
Frontier Communications Corp., 7.625%, 04/15/24(b)	600,000	617,250

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,735,000	3,001,663
Hughes Satellite Systems Corp., 7.625%, 06/15/21	1,270,000	1,452,563
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	4,000,000	4,370,000
Intelsat Jackson Holdings SA, 7.250%, 10/15/20	5,000,000	5,493,750
Intelsat Jackson Holdings SA, 7.500%, 04/01/21	4,340,000	4,828,250
Intelsat Jackson Holdings SA, 8.500%, 11/01/19	850,000	953,063
Level 3 Financing, Inc., 8.125%, 07/01/19	2,010,000	2,211,000
Level 3 Financing, Inc., 8.625%, 07/15/20	4,065,000	4,532,475
Lynx II Corp., 6.375%, 04/15/23(a)	5,125,000	5,368,437
MetroPCS Wireless, Inc., 6.250%, 04/01/21(a)	7,680,000	7,814,400
MetroPCS Wireless, Inc., 6.625%, 04/01/23(a)	6,380,000	6,507,600
NII Capital Corp., 7.625%, 04/01/21(g)	8,338,000	6,003,360
NII Capital Corp., 8.875%, 12/15/19(f)	3,825,000	2,878,313
NII International Telecom S.A.R.L., 11.375%, 08/15/19(a)	6,700,000	7,001,500
Sable International Finance Ltd., 8.750%, 02/01/20(a)(f)	3,515,000	3,971,950
Satmex Escrow SA de CV, 9.500%, 05/15/17	2,075,000	2,199,500
SBA Telecommunications, Inc., 5.750%, 07/15/20(a)	7,125,000	7,410,000
Sprint Capital Corp., 6.875%, 11/15/28(g)	11,095,000	11,344,637
Sprint Capital Corp., 6.900%, 05/01/19(g)	4,168,000	4,574,380
Sprint Capital Corp., 8.750%, 03/15/32(g)	8,005,000	9,545,962
Sprint Nextel Corp., 6.000%, 12/01/16(g)	6,000,000	6,510,000
Sprint Nextel Corp., 7.000%, 08/15/20(g)	9,310,000	10,241,000
Sprint Nextel Corp., 8.375%, 08/15/17(g)	4,000,000	4,655,000
Sprint Nextel Corp., 11.500%, 11/15/21	65,000	91,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Seix High Yield Fund — concluded

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Tw telecom holdings, Inc., 5.375%, 10/01/22	3,855,000	4,018,838
UPCB Finance V Ltd., 7.250%, 11/15/21(a)	2,100,000	2,320,500
US West Capital Funding, Inc., 6.875%, 07/15/28	5,940,000	5,725,744
US West Communications, 7.250%, 10/15/35	5,485,000	5,624,752
ViaSat, Inc., 6.875%, 06/15/20	9,260,000	9,931,350
West Corp., 8.625%, 10/01/18	2,690,000	2,918,650
Wind Acquisition Finance Holdings, PIK, 12.250%, 07/15/17(a)(f)	8,532,556	8,653,197
Wind Acquisition Finance SA, 7.250%, 02/15/18(a)	10,405,000	10,834,206
Windstream Corp., 6.375%, 08/01/23(a)	5,100,000	5,061,750

		187,953,984

Transportation 1.3%
Bristow Group, Inc., 6.250%, 10/15/22	3,325,000	3,591,000
CHC Helicopter SA, 9.250%, 10/15/20	16,450,000	17,488,406
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21(a)	3,965,000	4,004,650

		25,084,056

Trucking & Leasing 0.3%
Aviation Capital Group Corp., 4.625%, 01/31/18(a)	4,845,000	4,998,485

Total Corporate Bonds (Cost $1,532,436,891)		1,649,789,419

Convertible Preferred Stock 0.6%
Auto Manufacturers 0.6%
General Motors Co., Series B, 4.750%, 12/01/13	256,940	11,033,004

Total Convertible Preferred Stock (Cost $10,925,846)		11,033,004

	Shares or Principal Amount($)	Value($)
Short-Term Investment 5.3%
RidgeWorth Funds Securities Lending Joint Account(i)	99,836,835	99,836,835

Total Short-Term Investment (Cost $99,836,835)		99,836,835

Money Market Fund 7.0%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(j)	129,824,361	129,824,361

Total Money Market Fund (Cost $129,824,361)		129,824,361

Total Investments (Cost $1,873,954,199) — 106.7%		1,992,285,818
Liabilities in excess of other assets — (6.7)%		(124,430,417)

Net Assets — 100.0%		$1,867,855,401

(a)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 44.9% of net assets as of March 31, 2013.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(d)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(e)	Less than 0.05% of Net Assets.

(f)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $97,487,700.

(g)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(h)	Security is perpetual in nature and has no stated maturity.

(i)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(k)).

(j)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MTN	—	Medium Term Note
PIK	—	Payment in-kind
ULC	—	Unlimited Liability Company

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 12.2%
Automobiles 10.2%
Bank of America Auto Trust, Series 2012-1, Cl A3, 0.780%, 06/15/16	1,000,000	1,003,559
Ford Credit Auto Owner Trust, Series 2012-A, Cl A3, 0.840%, 08/15/16	1,525,000	1,531,166
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A3, 1.110%, 09/15/16(a)	1,110,000	1,116,308
Hyundai Auto Receivables Trust, Series 2011-B, Cl A4, 1.650%, 02/15/17	1,180,000	1,200,067
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4, 1.300%, 02/15/18(a)	2,250,000	2,282,355
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A3, 0.850%, 08/22/16	1,295,000	1,301,154

		8,434,609

Other 2.0%
GE Equipment Transportation LLC, Series 2011-1, Cl A3, 1.000%, 10/20/14(a)	726,571	727,593
John Deere Owner Trust, Series 2011-A, Cl A3, 1.290%, 01/15/16	970,108	974,358

		1,701,951

Total Asset-Backed Securities (Cost $10,088,039)		10,136,560

Collateralized Mortgage Obligations 22.0%
Agency Collateralized Mortgage Obligations 5.5%
Federal National Mortgage Association
Series 2009-37, Cl HA, 4.000%, 04/25/19	1,216,494	1,289,281
Series 2011-38, Cl AH, 2.750%, 05/25/20(a)	3,181,338	3,287,888

		4,577,169

Commercial Mortgage Backed Securities 14.9%
Banc of America Commercial Mortgage, Inc.
Series 2004-1, Cl A4, 4.760%, 11/10/39(a)	1,264,673	1,292,599
Series 2005-2, Cl AM, 4.913%, 07/10/43(a)(b)	1,605,000	1,732,410

		3,025,009

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Citigroup Commercial Mortgage Trust
Series 2004-C1, Cl A3, 5.251%, 04/15/40(a)(b)	370,530	370,327

COMM 2005-C6 Mortgage Trust
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(b)	335,000	358,418

CS First Boston Mortgage Securities Corp.
Series 2004-C5, Cl A3, 4.499%, 11/15/37(a)	1,466,325	1,466,583
Series 2005-C5, Cl AM, 5.100%, 08/15/38(a)(b)	1,595,000	1,726,926

		3,193,509

GE Capital Commercial Mortgage Corp.
Series 2004-C2, Cl A3, 4.641%, 03/10/40(a)	160,031	160,878
Series 2005-C3, Cl A7A, 4.974%, 07/10/45(b)	835,000	904,278

		1,065,156

JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP1, Cl A2, 4.625%, 03/15/46(a)	376,925	380,306

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Cl A4A, 4.936%, 08/15/42(b)	1,045,000	1,129,245

LB-UBS Commercial Mortgage Trust
Series 2004-C4, Cl A4, 5.513%, 06/15/29(a)(b)	620,000	650,949

Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Cl A2, 4.380%, 10/15/41(a)	479,565	479,498
Series 2005-C20, Cl A7, 5.118%, 07/15/42(b)	370,000	400,896
Series 2005-C22, Cl A4, 5.283%, 12/15/44(b)	1,175,000	1,290,105

		2,170,499

		12,343,418

Whole Loan Collateral Mortgage Obligations 1.6%
FDIC Structured Sale Guaranteed Notes
Series 2010-L2A, Cl A, 3.000%, 09/30/19(a)(c)	1,311,651	1,339,523

Total Collateralized Mortgage Obligations (Cost $17,833,120)		18,260,110

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Corporate Bonds 49.0%
Auto Manufacturers 1.5%
Daimler Finance North America LLC, 1.250%, 01/11/16(c)	750,000	752,569
Kia Motors Corp., 3.625%, 06/14/16(c)	500,000	528,634

		1,281,203

Banks 14.7%
American Express Centurion Bank, 0.875%, 11/13/15	835,000	834,977
Bank of America Corp., 3.625%, 03/17/16, MTN	1,000,000	1,060,786
Bank of Montreal, 0.800%, 11/06/15, MTN	640,000	639,082
Bank of Nova Scotia, 0.792%, 02/10/14(a)	1,280,000	1,285,458
BB&T Corp., 2.150%, 03/22/17, MTN(a)	700,000	720,462
Branch Banking & Trust Co., 0.600%, 09/13/16(b)	630,000	622,988
Capital One Financial Corp., 6.750%, 09/15/17	345,000	416,809
Citigroup, Inc., 6.375%, 08/12/14	655,000	701,945
Commonwealth Bank of Australia, 1.950%, 03/16/15(a)	800,000	818,951
Fifth Third Bank, 0.400%, 05/17/13(a)(b)	1,405,000	1,404,978
Goldman Sachs Group, Inc. (The), 2.375%, 01/22/18	1,150,000	1,165,677
JPMorgan Chase & Co., 3.150%, 07/05/16	1,170,000	1,240,533
Wells Fargo & Co., 3.676%, 06/15/16(a)(c)	1,195,000	1,292,169

		12,204,815

Beverages 1.6%
Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15(a)	945,000	1,001,379
Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/16	340,000	358,512

		1,359,891

Chemicals 0.6%
Dow Chemical Co. (The), 5.900%, 02/15/15	420,000	459,060

Commercial Services 0.6%
ERAC USA Finance LLC, 1.400%, 04/15/16(c)	335,000	336,950

	Shares or Principal Amount($)	Value($)
Commercial Services—continued
ERAC USA Finance LLC, 2.250%, 01/10/14(c)	125,000	126,468

		463,418

Computers 1.0%
Hewlett-Packard Co., 1.250%, 09/13/13	860,000	861,689

Diversified Financial Services 4.9%
Caterpillar Financial Services Corp., 4.625%, 06/01/15(a)	990,000	1,072,098
General Electric Capital Corp., 1.625%, 04/02/18(d)	1,250,000	1,244,634
Morgan Stanley, 4.200%, 11/20/14	810,000	847,820
TD AMERITRADE Holding Corp., 4.150%, 12/01/14	435,000	458,895
Woodside Finance Ltd., 4.500%, 11/10/14(c)	395,000	416,885

		4,040,332

Electric 1.8%
Constellation Energy Group, Inc., 4.550%, 06/15/15	340,000	365,453
Duke Energy Corp., 3.950%, 09/15/14	395,000	413,217
NextEra Energy Capital Holdings, Inc., 1.611%, 06/01/14	405,000	408,806
Nisource Finance Corp., 5.400%, 07/15/14	280,000	295,681

		1,483,157

Food 1.4%
ConAgra Foods, Inc., 1.900%, 01/25/18	285,000	287,818
General Mills, Inc., 5.200%, 03/17/15	450,000	488,837
Kraft Foods Group, Inc., 1.625%, 06/04/15	410,000	416,317

		1,192,972

Healthcare-Services 1.0%
UnitedHealth Group, Inc., 0.412%, 08/28/14(b)	465,000	464,845
UnitedHealth Group, Inc., 1.875%, 11/15/16	340,000	351,105

		815,950

Holding Companies-Diversified 0.5%
EnCana Holdings Finance Corp., 5.800%, 05/01/14	395,000	415,508

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Housewares 0.3%
Newell Rubbermaid, Inc., 2.050%, 12/01/17(a)	210,000	211,163

Insurance 3.8%
Berkshire Hathaway, Inc., 1.900%, 01/31/17(a)	1,005,000	1,036,749
MetLife, Inc., 6.750%, 06/01/16	880,000	1,034,516
Prudential Covered Trust 2012-1, 2.997%, 09/30/15(c)	1,008,000	1,050,967

		3,122,232

Internet 1.0%
Amazon.com, Inc., 0.650%, 11/27/15(a)	800,000	799,034

Media 2.7%
CBS Corp., 4.625%, 05/15/18	380,000	424,647
Comcast Corp., 5.900%, 03/15/16	510,000	583,521
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.750%, 10/01/14	500,000	528,927
Viacom, Inc., 3.500%, 04/01/17(a)	630,000	673,488

		2,210,583

Mining 1.7%
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18(c)	430,000	431,797
Rio Tinto Alcan, Inc., 5.200%, 01/15/14(a)	910,000	940,857

		1,372,654

Oil & Gas 1.4%
Devon Energy Corp., 1.875%, 05/15/17	390,000	393,791
Petrohawk Energy Corp., 7.250%, 08/15/18	695,000	777,667

		1,171,458

Oil & Gas Services 0.0%(e)
National Oilwell Varco, Inc., 1.350%, 12/01/17	10,000	10,043

Pharmaceuticals 1.4%
McKesson Corp., 0.950%, 12/04/15	305,000	305,835
McKesson Corp., 6.500%, 02/15/14	850,000	893,844

		1,199,679

	Shares or Principal Amount($)	Value($)
Pipelines 2.7%
Enterprise Products Operating LLC, Series M, 5.650%, 04/01/13	1,250,000	1,250,000
Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	310,000	331,771
Spectra Energy Capital LLC, 5.500%, 03/01/14	345,000	359,354
Williams Partners LP, 3.800%, 02/15/15	260,000	273,795

		2,214,920

Semiconductors 1.1%
Intel Corp., 1.350%, 12/15/17	895,000	898,047

Telecommunication Services 2.8%
AT&T, Inc., 1.400%, 12/01/17	985,000	978,156
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,260,000	1,309,586

		2,287,742

Transportation 0.5%
Burlington Northern Santa Fe LLC, 7.000%, 02/01/14	420,000	441,991

Total Corporate Bonds (Cost $40,152,053)		40,517,541

Municipal Bond 3.2%
New Jersey 3.2%
New Jersey Economic Development Authority, RB, BAB, 1.280%, 06/15/13(a)(b)	2,675,000	2,676,017

Total Municipal Bond (Cost $2,675,000)		2,676,017

U.S. Government Agency Mortgages 11.5%
Federal National Mortgage Association
Pool #725877, 5.249%, 09/01/14	291,145	300,933
Pool #466598, 2.180%, 11/01/15(a)	2,055,000	2,126,850
Pool #462085, 5.315%, 11/01/15	1,656,084	1,826,152
Pool #745889, 5.970%, 08/01/16(a)	4,700,499	5,298,570

Total U.S. Government Agency Mortgages (Cost $9,033,465)		9,552,505

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Money Market Fund 2.3%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%(f)	1,879,549	1,879,549

Total Money Market Fund (Cost $1,879,549)		1,879,549

Total Investments (Cost $81,719,257) — 100.2%		83,080,669
Liabilities in excess of other assets — (0.2)%		(199,715)

Net Assets — 100.0%		$82,880,954

(a)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.6% of net assets as of March 31, 2013.

(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(e)	Less than 0.05% of Net Assets.

(f)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

BAB	—	Build America Bonds
MTN	—	Medium Term Note
RB	—	Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 91.2%
Alabama 0.6%
Birmingham, Series A, GO, 0.000%, 03/01/22(a)(b)	100,000	94,034

California 5.4%
California State, GO, 5.000%, 02/01/20	250,000	302,367
University of California, Series AG, RB, 0.180%, 05/15/14	500,000	498,220

		800,587

Florida 11.2%
Martin County Consolidated Utilities System Revenue, RB, 5.000%, 10/01/28, Pre-refunded 10/01/2013 @ 100, AMBAC(c)	500,000	512,110
Miami-Dade County Expressway Authority, Series A, RB, 5.000%, 07/01/19(b)	500,000	597,715
Miami-Dade County FL Aviation Revenue, Series B, AMT, RB, 5.000%, 10/01/18, XLCA	500,000	549,680

		1,659,505

Georgia 3.3%
Georgia State, Series A, GO, 5.000%, 01/01/20	400,000	496,036

Hawaii 3.0%
Hawaii State, GO, 5.000%, 05/01/15	400,000	438,288

Kansas 3.4%
Kansas Development Finance Authority, RB, 5.000%, 06/01/13	500,000	504,165

Louisiana 3.3%
Louisiana State, Series A, RB, 5.000%, 06/15/20	400,000	491,292

Maryland 4.0%
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23(c)	500,000	592,075

Massachusetts 3.0%
Massachusetts Water Pollution Abatement Trust (The), RB, 5.000%, 08/01/13	440,000	447,282

	Shares or Principal Amount($)	Value($)
Michigan 5.4%
Michigan Finance Authority, Series B, RB, 5.000%, 07/01/23(c)	750,000	792,525

Missouri 3.8%
Missouri Highway & Transportation Commission, RB, 5.000%, 05/01/16	500,000	568,610

New Jersey 14.0%
New Jersey Economic Development Authority, Series O, RB, 5.250%, 03/01/25, Pre-refunded 03/01/2015 @ 100	1,500,000	1,641,105
New Jersey Higher Education Student Assistance Authority, AMT, RB, 4.000%, 12/01/17	400,000	434,464

		2,075,569

New York 9.7%
New York State Dormitory Authority, Series A, RB, 5.000%, 03/15/15	400,000	436,652
New York State Urban Development Corp., Series A, RB, 5.000%, 03/15/14	490,000	512,854
Port Authority of New York & New Jersey, AMT, RB, 5.000%, 07/15/20	400,000	487,124

		1,436,630

Ohio 6.7%
Columbus, Series A, GO, 3.000%, 02/15/14(c)	450,000	461,079
Ohio State Water Development Authority, RB, 4.750%, 12/01/22, Pre-refunded 06/01/2014 @ 100	500,000	526,400

		987,479

Oklahoma 2.9%
Oklahoma City, GO, 4.000%, 03/01/15	400,000	427,696

Pennsylvania 3.4%
Pennsylvania Economic Development Financing Authority, RB, 5.000%, 07/01/22	450,000	509,431

Tennessee 2.8%
Hamilton County, Series A, GO, 4.000%, 01/01/14(c)	400,000	411,544

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Texas 3.4%
Lower Colorado River Authority, RB, 5.000%, 05/15/13	500,000	503,165

Virginia 1.9%
Fairfax County, Series A, GO, 5.000%, 04/01/16, Pre-refunded 04/01/2014 @ 100, State Aid Withholding	265,000	277,752

Total Municipal Bonds (Cost $13,391,615)		13,513,665

Money Market Fund 15.8%
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01%(d)	2,345,242	2,345,242

Total Money Market Fund (Cost $2,345,242)		2,345,242

Total Investments (Cost $15,736,857) — 107.0%		15,858,907
Liabilities in excess of other assets — (7.0)%		(1,043,350)

Net Assets — 100.0%		$14,815,557

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
GO	—	General Obligation
RB	—	Revenue Bond
XLCA	—	Security guaranteed by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Short-Term U.S. Treasury Securities Fund

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 98.3%
U.S. Treasury Notes 98.3%
3.125%, 04/30/13	130,000	130,310
1.125%, 06/15/13	2,510,000	2,515,294
2.000%, 11/30/13	970,000	981,898
0.375%, 11/15/14	1,000,000	1,002,383
2.375%, 02/28/15	720,000	749,166
2.500%, 04/30/15	3,205,000	3,353,231
1.750%, 07/31/15	1,795,000	1,856,001
0.750%, 06/30/17	1,425,000	1,433,238

Total U.S. Treasury Obligations (Cost $11,917,071)		12,021,521

	Shares or Principal Amount($)	Value($)
Money Market Fund 0.8%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	93,932	93,932

Total Money Market Fund (Cost $93,932)		93,932

Total Investments (Cost $12,011,003) — 99.1%		12,115,453
Other assets in excess of liabilities — 0.9%		106,492

Net Assets — 100.0%		$12,221,945

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund

	Shares or Principal Amount($)	Value($)

Asset-Backed Securities 1.4%
Home Equity 0.3%
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Cl M1, 0.634%, 07/25/35(a)	4,743,812	4,628,058

Manufactured Housing 0.4%
Newcastle Investment Trust, Series 2010-MH1, Cl M1, 6.000%, 07/10/35(b)	4,660,000	4,904,655

Other 0.7%
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Cl A2, 5.216%, 01/25/42(b)	7,111,700	7,981,020
Nationstar Agency Advance Funding Trust 2013-T2A, Series 2013-T2A, Cl AT2, 1.892%, 02/18/48(b)	1,665,000	1,676,505

		9,657,525

Total Asset-Backed Securities (Cost $18,118,456)		19,190,238

Collateralized Mortgage Obligations 7.2%
Agency Collateralized Mortgage Obligations 4.7%
Federal Home Loan Mortgage Corporation
Series 3768, Cl CB, 3.500%, 12/15/25	2,366,874	2,545,727
Series 3774, Cl EW, 3.500%, 12/15/25	2,443,855	2,634,659
Series 3775, Cl EM, 3.500%, 11/15/25	4,282,495	4,682,900
Series 3800, Cl CB, 3.500%, 02/15/26	2,820,000	3,039,013
Series 3806, Cl L, 3.500%, 02/15/26	8,118,442	8,702,052
Series 3825, Cl CB, REMIC, 3.500%, 03/15/26	133,000	143,084
Series 3829, Cl BE, 3.500%, 03/15/26	3,634,000	3,919,996
Series 3877, Cl LM, 3.500%, 06/15/26	1,412,000	1,529,086
Series 3909, Cl UB, REMIC, 3.500%, 08/15/26	3,156,000	3,434,845
Series 3942, Cl KB, 3.000%, 10/15/26	4,411,556	4,639,413
Series 3950, Cl YB, 3.000%, 11/15/26	1,418,603	1,493,548

	Shares or Principal Amount($)	Value($)

Agency Collateralized Mortgage Obligations—continued
Series 3978, Cl B, 3.000%, 12/15/26	4,636,000	4,884,819
Series 4034, Cl B, 3.500%, 04/15/27	1,653,521	1,747,702
Series 4065, Cl CL, 3.000%, 06/15/27	1,902,575	2,012,844
Series 4077, Cl B, 3.000%, 07/15/27	1,718,283	1,820,091

		47,229,779

Federal National Mortgage Association
Series 2011-124, Cl BC, 3.500%, 12/25/21	2,183,370	2,392,419
Series 2011-36, Cl DB, 3.000%, 05/25/26	2,095,000	2,209,588
Series 2011-44, Cl EB, 3.000%, 05/25/26	5,208,000	5,499,622
Series 2012-17, Cl BC, 3.500%, 03/25/27	4,687,240	5,048,612

		15,150,241

		62,380,020

Agency Collateralized Planned Amortization Class Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corporation
Series 3959, Cl PB, 3.000%, 11/15/26	4,683,638	4,984,660
Federal National Mortgage Association
Series 2011-89, Cl BT, 3.500%, 09/25/26	600,000	632,425

		5,617,085

Commercial Mortgage Backed Securities 2.1%
Extended Stay America Trust
Series 2013-ESH5, Cl B5, 2.278%, 12/05/31(b)	2,940,000	2,989,239
Series 2013-ESH7, Cl A27, 2.958%, 12/05/31(b)	2,845,000	2,877,379

		5,866,618

GS Mortgage Securities Corp. II
Series 2012-ALOH, Cl A, 3.551%, 04/10/34(b)	5,681,000	5,973,657
Series 2012-BWTR, Cl A, 2.954%, 11/05/34(b)	1,574,000	1,567,997
Series 2012-BWTR, Cl B, 3.255%, 11/05/34(b)	2,890,000	2,894,263

		10,435,917

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Cl A4B, 4.996%, 08/15/42(a)	1,796,000	1,956,623
Series 2010-C2, Cl C, 5.527%, 11/15/43(a)(b)	2,247,000	2,600,930

		4,557,553

LB-UBS Commercial Mortgage Trust
Series 2005-C3, Cl AM, 4.794%, 07/15/40	2,100,000	2,264,199

Merrill Lynch Mortgage Trust
Series 2005-LC1, Cl AM, 5.312%, 01/12/44(a)	391,000	431,184

Wachovia Bank Commercial Mortgage Trust
Series 2005-C21, Cl AM, 5.241%, 10/15/44(a)	3,142,000	3,460,875

		27,016,346

Total Collateralized Mortgage Obligations (Cost $89,274,533)		95,013,451

Bank Loans 6.1%
Aerospace/Defense 0.1%
AM General LLC, Term Loan B, 03/22/18(b)(c)(d)	310,000	303,800
AWAS Finance Luxembourg 2012 S.A., New Term Loan, 4.750%, 07/16/18(a)(b)	93,074	93,423
DAE Aviation Holdings, Inc., Term Loan B, 6.250%, 10/29/18(a)(b)	133,503	135,506
DAE Aviation Holdings, Inc., New Term Loan B2, 6.250%, 11/02/18(a)(b)	60,522	61,429
DigitalGlobe, Inc., New Term Loan B, 3.750%, 01/24/20(a)(b)	325,000	329,163
Silver II US Holdings LLC, Term Loan, 4.000%, 12/05/19(a)(b)	144,638	145,695
Six3 Systems, Inc., Term Loan B, 7.000%, 10/04/19(a)(b)	144,638	145,361
Transdigm, Inc., Term Loan C, 3.750%, 02/28/20(a)(b)	209,475	212,093

	Shares or Principal Amount($)	Value($)
Aerospace/Defense—continued
WESCO Distribution, Inc., Term Loan B, 4.500%-5.750%, 12/12/19(a)(b)	114,713	115,955
WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/27/19(a)(b)	174,563	174,926

		1,717,351

Auto Manufacturers 0.0%(e)
Navistar International Corp., Term Loan B, 7.000%, 07/16/14(a)(b)	129,675	130,939
Wabash National Corp., Term Loan B, 6.000%, 05/02/19(a)(b)	217,602	220,187

		351,126

Auto Parts & Equipment 0.2%
Allison Transmission, Inc., Term Loan B2, 3.210%, 08/07/17(a)(b)	1,496,698	1,508,342
Tomkins LLC, Term Loan B2, 3.750%, 09/29/16(a)(b)	494,937	500,198

		2,008,540

Chemicals 0.2%
Ascend Performance Materials LLC, Term Loan B, 6.750%, 04/10/18(a)(b)	62,548	63,720
Eagle Spinco, Inc., Term Loan 1, 01/27/17(b)(c)(d)	64,773	64,773
Huntsman International LLC, Extended TL B, 2.743%, 04/19/17(a)(b)	544,949	548,187
Ineos US Finance LLC, 6 year Term Loan, 6.500%, 05/04/18(a)(b)	920,962	935,430
Nexeo Solutions LLC, Term Loan B, 5.000%, 09/08/17(a)(b)	182,780	182,667
PQ Corp., Term Loan, 4.500%, 08/07/17(a)(b)	94,763	95,770
Taminco NV, USD Term Loan B2, 4.250%, 02/15/19(a)(b)	99,002	99,651
U.S. Coatings Acquisition, Inc., Term Loan, 4.750%, 02/03/20(a)(b)	275,000	278,553

		2,268,751

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Services 0.3%
ADS Waste Holdings, Inc., New Term Loan B, 4.250%, 10/09/19(a)(b)	438,900	443,381
AlixPartners LLP, Refinance Term Loan B2, 4.500%, 06/28/19(a)(b)	178,652	179,880
Corporate Executive Board Co. (The), Term Loan B, 5.000%, 07/02/19(a)(b)	74,813	75,561
Dematic S.A., Term Loan, 5.250%, 12/27/19(a)(b)	194,513	196,458
Genpact International, Inc., Term Loan B, 4.250%, 08/30/19(a)(b)	283,575	287,474
Harland Clarke Holdings Corp., Extended Term Loan B2, 5.454%, 06/30/17(a)(b)(c)	678,657	670,174
Hertz Corp. (The), Term Loan B, 3.750%, 03/09/18(a)(b)	494,950	495,360
Hertz Corp. (The), Add-On Term Loan B, 3.750%, 03/11/18(a)(b)	129,675	131,296
Infor (US), Inc., Term Loan B2, 5.250%, 04/05/18(a)(b)	293,525	298,001
Merrill Communications, LLC, 1st Lien Term Loan, 7.250%, 03/08/18(a)(b)	260,000	259,805
Moneygram International, Inc., New Term Loan B, 03/20/20(b)(d)	80,000	80,650
Walter Energy, Inc., Term Loan B, 5.750%, 04/02/18(a)(b)	366,864	368,801

		3,486,841

Consumer Discretionary 0.0%(e)
Collective Brands Finance, Inc., Term Loan, 7.250%, 10/09/19(a)(b)	179,550	181,907
Revlon, Inc., Term Loan B, 4.000%, 11/19/17(a)(b)	70,000	71,002
Spectrum Brands, Inc., New Term Loan, 4.500%, 12/17/19(a)(b)	69,825	70,785
Sun Products Corp. (The), New Term Loan, 5.500%, 03/18/20(a)(b)	150,000	151,313

		475,007

	Shares or Principal Amount($)	Value($)
Consumer Staples 0.0%(e)
Serta Simmons Holdings LLC, Term Loan, 5.000%, 10/01/19(a)(b)	385,000	390,005

Diversified Financial Services 0.3%
Acosta, Inc., Term Loan D, 5.000%, 03/02/18(a)(b)	54,863	55,531
Affinion Group, Inc., Term Loan B, 6.500%, 10/10/16(a)(b)	494,907	483,667
American Capital Holdings, Inc., New Term Loan, 5.500%, 08/22/16(a)(b)	210,000	213,150
Clipper Acquisitions Corp., Term Loan B, 4.000%, 02/06/20(a)(b)	144,638	146,084
Duff & Phelps Investment Management Co., Term Loan B, 03/14/20(b)(c)(d)	70,000	70,657
First Data Corp., Extended 2018 Term Loan B, 4.204%, 03/23/18(a)(b)	640,000	637,203
First Data Corp., Extended 2017 US Term Loan, 5.204%, 03/24/17(a)(b)	180,000	181,215
First Data Corp., 2018 Add-on Term Loan, 5.204%, 09/24/18(a)(b)	130,000	130,849
Getty Images, Inc., Term Loan B, 4.750%, 10/18/19(a)(b)	84,788	85,890
Interactive Data Corp., New Term Loan B, 3.750%, 02/11/18(a)(b)	305,000	308,242
MIP Delaware LLC, Term Loan, 07/12/18(b)(c)(d)	100,000	100,667
Nuveen Investments, Inc., New Term Loan, 5.204%, 05/13/17(a)(b)	275,000	279,961
Springleaf Financial Funding Co., Term Loan, 5.500%, 05/10/17(a)(b)	950,000	954,949
SunGard Data Systems, Inc., Term Loan E, 4.000%, 03/08/20(a)(b)	295,000	297,673
SunGard Data Systems, Inc., Term Loan D, 4.500%, 01/31/20(a)(b)	324,188	327,971

		4,273,709

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Electric 0.1%
Calpine Corp., Term Loan B1, 4.000%, 04/02/18(a)(b)	989,899	1,001,451
Calpine Corp., Term Loan B3, 4.000%, 10/09/19(a)(b)	233,825	236,748
NRG Energy, Inc., New Term Loan B, 3.250%, 07/02/18(a)(b)	494,962	501,149

		1,739,348

Electronics 0.0%(e)
Blackboard, Inc., Term Loan B2, 10/04/18(a)(b)(c)(d)	164,588	166,851

Energy 0.0%(e)
Chesapeake Energy Corp., New Unsecured Term Loan, 5.750%, 12/01/17(a)(b)	510,000	525,239
Progressive Waste Solutions Ltd., Term Loan B, 3.500%, 10/24/19(a)(b)	49,875	50,467

		575,706

Entertainment 0.1%
Cedar Fair, L.P., New Term Loan B, 3.250%, 03/06/20(a)(b)	135,000	136,604
Cinemark USA, Inc., New Term Loan, 3.210%, 12/18/19(a)(b)	149,625	150,934
Delta 2 (LUX) S.A.R.L., Extended Term Loan B2, 6.000%, 04/30/19(a)(b)	157,708	160,073
Live Nation Entertainment, Inc., Term Loan B, 4.500%, 11/07/16(a)(b)	34,732	34,958
Regent Seven Seas Cruises, Inc., Refinance Term Loan B, 4.750%, 12/21/18(a)(b)	120,000	121,350
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.000%, 08/17/17(a)(b)	480,052	481,852
WaveDivision Holdings LLC, Term Loan B, 4.000%, 10/15/19(a)(b)	74,813	75,608

		1,161,379

	Shares or Principal Amount($)	Value($)
Food 0.3%
AdvancePierre Foods, Inc., Term Loan, 5.750%, 07/10/17(a)(b)	49,875	50,511
Aramark Corp., Non-Extended Synthetic LOC, 2.084%, 01/27/14(a)(b)	39,441	39,747
Aramark Corp., Extended Term Loan C, 3.704%-3.784%, 07/26/16(a)(b)	460,559	462,765
Aramark Corp., Term Loan D, 4.000%, 09/09/19(a)(b)	175,000	176,530
Blue Buffalo Co., Ltd., Term Loan B2, 4.750%, 08/08/19(a)(b)	164,176	166,433
Brasa Holdings, Inc., 1st Lien Term Loan, 7.500%, 07/19/19(a)(b)	79,600	79,799
Burger King Corp., New Term Loan B, 3.750%, 09/27/19(a)(b)	79,600	80,510
Del Monte Foods Co., Term Loan, 4.000%, 03/08/18(a)(b)	104,738	105,605
HJ Heinz Co., Term Loan B2, 03/27/20(a)(b)(c)(d)	1,285,000	1,295,884
ISS Holdings A/S, Term Loan B12, 03/15/18(a)(b)(c)(d)	145,000	145,181
Landry’s, Inc., Term Loan B, 4.750%, 04/24/18(a)(b)	400,254	403,256
OSI Restaurant Partners LLC, New Term Loan B, 4.750%, 10/24/19(a)(b)	68,250	69,118
Wendy’s International, Inc., Term Loan B, 4.750%, 05/15/19(a)(b)	189,050	190,861

		3,266,200

Health Care 0.5%
American Renal Holdings, Inc., 1st Lien Term Loan, 4.500%, 09/22/19(a)(b)	100,000	100,188
Aptalis Pharma, Inc., Term Loan B, 5.500%, 02/10/17(a)(b)	494,937	498,401
Ardent Medical Services, Inc., Term Loan, 6.750%, 07/02/18(a)(b)	204,488	207,896

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Health Care—continued
Bausch & Lomb, Inc., Term Loan B, 5.250%, 05/17/19(a)(b)	510,727	515,375
Biomet, Inc., Extended Term Loan B, 3.954%-4.034%, 07/25/17(a)(b)	79,600	80,462
Community Health Systems, Inc., Extended Term Loan, 3.787%, 01/25/17(a)(b)	119,897	121,055
Convatec, Inc., Term Loan, 5.000%, 12/22/16(a)(b)	30,000	30,428
DaVita, Inc., Term Loan B2, 4.000%, 11/01/19(a)(b)	568,575	573,817
Drumm Investors LLC, Term Loan, 5.000%, 05/04/18(a)(b)	380,719	367,752
HCA, Inc., Extended Term Loan B2, 3.534%, 03/31/17(a)(b)	500,000	504,095
Health Management Associates, Inc., Term Loan B, 11/16/18(b)(c)(d)	59,846	60,345
Hologic, Inc., New Term Loan A, 2.203%, 07/17/17(a)(b)	97,500	97,470
Hologic, Inc., Term Loan B, 4.500%, 08/01/19(a)(b)	278,600	282,082
Iasis Healthcare LLC, Term Loan B2, 4.500%, 05/03/18(a)(b)	299,250	302,865
IMS Health, Inc., USD Term Loan B1, 3.750%, 08/25/17(a)(b)	108,795	109,856
Inc Research, Inc., Refinance Term Loan B, 6.000%, 07/12/18(a)(b)	390,244	393,658
Lifepoint Hospitals, Inc., Term Loan B, 2.710%, 07/24/17(a)(b)	104,738	105,523
Onex Carestream Finance LP, Term Loan B, 5.000%, 02/25/17(a)(b)	211,828	212,472
Patheon, Inc., Term Loan, 7.250%, 12/06/18(a)(b)	164,588	167,056
RPI Finance Trust, New Term Loan Tranche 2, 3.500%, 05/09/18(a)(b)	1,487,912	1,509,309

	Shares or Principal Amount($)	Value($)
Health Care—continued
RPI Finance Trust, Incremental Tranche 2, 4.000%, 11/09/18(a)(b)	153,265	154,606
Sage Products, Inc., Refinance Term Loan B, 4.250%, 12/13/19(a)(b)	80,000	80,500
Select Medical Corp., New Incremental Term Loan B, 3.540%-5.500%, 02/13/16(a)(b)	64,838	64,838
Warner Chilcott Co. LLC, New Term Loan B2, 4.250%, 03/15/18(a)(b)	64,383	65,362
Warner Chilcott Corp., New Term Loan B1, 4.250%, 03/15/18(a)(b)	181,693	184,457
Warner Chilcott Corp., Incremental Term Loan B1, 4.250%, 03/15/18(a)(b)	79,092	80,295
WC Luxco S.A.R.L., New Term Loan B3, 4.250%, 03/15/18(a)(b)	143,176	145,354

		7,015,517

Healthcare-Services 0.0%(e)
Bright Horizons Family Solutions, Inc., New Term Loan B, 4.000%-5.250%, 01/16/20(a)(b)	59,850	60,299
Par Pharmaceutical Cos., Inc., Refinance Term Loan B, 4.250%, 09/30/19(a)(b)	313,427	316,298
Valeant Pharmaceuticals International, Inc., Refinance Term Loan D1, 3.500%, 02/13/19(a)(b)	89,775	90,752
Valeant Pharmaceuticals International, Inc., Refinance Term Loan C1, 3.500%, 12/11/19(a)(b)	84,788	85,706

		553,055

Information Technology 0.2%
CDW LLC, Extended Term Loan, 4.000%, 07/14/17(a)(b)	1,015,138	1,018,945
CompuCom Systems, Inc., New Term Loan, 6.500%, 10/04/18(a)(b)	94,763	96,539

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Information Technology—continued
DataPipe, Inc., 1st Lien Term Loan, 5.750%, 03/06/20(a)(b)	65,000	65,487
Edwards (Cayman Islands II) Ltd., New Term Loan B, 03/26/20(b)(c)(d)	50,000	50,000
Flextronics International Ltd., Term Loan A, 2.454%, 10/01/14(a)(b)	101,158	101,253
Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/19(a)(b)	146,083	147,315
Shield Finance Co. S.A.R.L., New Term Loan B, 6.500%, 05/10/19(a)(b)	198,500	200,237
Southern Graphics, Inc., Term Loan, 5.000%, 10/17/19(a)(b)	144,638	146,084
SS&C Technologies, Inc., Term Loan B-2, 5.000%, 06/07/19(a)(b)	11,897	12,061
SS&C Technologies, Inc., Term Loan B-1, 5.000%, 06/07/19(a)(b)	115,006	116,588
STG-Fairway Acquisitions, Term Loan B, 6.250%, 02/28/19(a)(b)	175,000	174,673

		2,129,182

Insurance 0.1%
Asurion LLC, New Term Loan B1, 4.500%, 05/24/19(a)(b)	1,062,338	1,072,833
CNO Financial Group, Inc., New Term Loan B1, 4.250%, 09/28/16(a)(b)	31,500	31,776
Compass Investors, Inc., Term Loan, 5.250%, 12/27/19(a)(b)	224,438	226,682

		1,331,291

Leisure Time 0.0%(e)
Bombardier Recreational Products, Inc., New Term Loan B, 5.000%, 01/22/19(a)(b)	105,000	106,031
ClubCorp Club Operations, Inc., Term Loan B, 5.000%, 11/30/16(a)(b)	67,083	68,257

		174,288

	Shares or Principal Amount($)	Value($)
Lodging 0.1%
Caesars Entertainment Operating Co., Extended Term Loan B6, 5.454%, 01/26/18(a)(b)(c)	363,267	336,225
CCM Merger, Inc., New Term Loan B, 6.000%, 03/01/17(a)(b)	146,702	147,802
Las Vegas Sands LLC, Term Loan B, 1.710%, 05/23/14(a)(b)	78,234	78,244
Las Vegas Sands LLC, Delayed Draw Term Loan, 1.710%, 05/23/14(a)(b)	16,050	16,052
MGM Resorts International, Term Loan B, 4.250%, 12/20/19(a)(b)	164,588	167,139
MGM Resorts International, Term Loan A, 3.284%, 12/20/17(a)(b)	493,763	494,627
Peninsula Gaming LLC, Term Loan, 5.750%, 11/20/17(a)(b)	114,713	116,577
Penn National Gaming, Inc., New Term Loan B, 3.750%, 07/16/18(a)(b)	44,773	45,109
ROC Finance LLC, Term Loan, 03/28/19(b)(c)(d)	45,000	45,197
Seminole Tribe of Florida, Delayed Draw Term Loan B1, 1.784%, 03/05/14(a)(b)	9,646	9,644
Seminole Tribe of Florida, Delayed Draw Term Loan B2, 1.784%, 03/05/14(a)(b)	34,881	34,875
Seminole Tribe of Florida, Delayed Draw Term Loan B3, 1.784%, 03/05/14(a)(b)	11,442	11,439
Station Casinos, Inc., New Term Loan B, 5.000%, 02/13/20(a)(b)	350,000	353,790
Twin River Management Group, Inc., Term Loan B, 9/27/18(b)(c)(d)	50,000	50,375

		1,907,095

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Machinery-Diversified 0.1%
Alliance Laundry Systems LLC, Refinance Term Loan, 4.500%, 12/07/18(a)(b)	99,494	100,140
Apex Tool Group, LLC, Term Loan B, 4.500%, 01/28/20(a)(b)	120,000	121,534
Brand Energy & Infrastructure Services, Inc., USD Term Loan B2, 5.750%, 10/16/16(a)(b)	104,415	105,003
Brand Energy & Infrastructure Services, Inc., Term Loan 2 Canadian, 5.750%, 10/16/16(a)(b)	25,060	25,201
Brand Energy & Infrastructure Services, Inc., USD Term Loan B1, 6.250%, 10/16/18(a)(b)	96,391	97,234
Brand Energy & Infrastructure Services, Inc., Term Loan 1 Canadian, 6.250%, 10/23/18(a)(b)	23,134	23,336
Milacron LLC, New Term Loan, 02/20/19(b)(c)(d)	70,000	70,437
Schaeffler AG, USD Term Loan C, 01/27/17(b)(c)(d)	1,000,000	1,010,830
Total Safety US, Inc., 1st Lien Term Loan, 5.750%, 02/21/20(a)(b)	65,000	65,434

		1,619,149

Media 0.4%
CCO Holdings LLC, 3rd Lien Term Loan, 2.704%, 09/05/14(a)(b)	55,000	55,057
Encompass Digital Media, Inc., New Term Loan B1, 6.750%, 08/10/17(a)(b)	99,750	100,373
McGraw-Hill Global Education Holdings, LLC, Term Loan, 9.000%, 03/22/19(a)(b)	240,000	231,451
Mediacom Broadband LLC, Term Loan F, 4.500%, 10/23/17(a)(b)	494,911	497,593
Mediacom Communications Corp., Term Loan G, 4.000%, 01/08/20(a)(b)	527,350	530,646

	Shares or Principal Amount($)	Value($)
Media—continued
Mediacom Illinois LLC, Term Loan C, 1.680%, 01/30/15(a)(b)	74,405	74,188
Nine Entertainment Group Ltd., Term Loan B, 3.500%, 01/17/20(a)(b)	175,000	175,219
Salem Communications Corp., Term Loan B, 4.500%, 03/15/20(a)(b)	65,000	65,785
San Juan Cable Holdings LLC, New Term Loan B, 6.000%, 06/09/17(a)(b)	494,962	501,149
Syniverse Holdings, Inc., Delayed Draw Term Loan, 2.000%, 04/23/19(a)(b)	355,000	355,738
Syniverse Holdings, Inc., Term Loan, 5.000%, 04/23/19(a)(b)	282,863	284,913
Tribune Co., Exit Term Loan, 4.000%, 12/31/19(a)(b)	842,888	849,631
Univision Communications, Inc., Initial Term Loan, 2.204%, 09/29/14(a)(b)	238,301	238,570
Univision Communications, Inc., Refinance Term Loan C2, 4.750%, 02/21/20(a)(b)	325,000	326,544
Van Wagner Communications LLC, New Term Loan B, 8.250%, 08/03/18(a)(b)	318,400	322,380
Village Roadshow Films (BVI) Ltd., Term Loan B, 4.750%, 11/21/17(a)(b)	710,000	718,875
WideOpenWest Finance LLC, Term Loan B, 03/26/19(a)(b)(c)(d)	140,000	141,196
WideOpenWest Finance LLC, 1st Lien Term Loan, 6.250%, 07/17/18(a)(b)	168,489	170,147

		5,639,455

Mining 0.3%
Ameriforge Group, Inc., 1st Lien Term Loan, 6.000%, 12/19/19(a)(b)	59,850	60,623
Arch Coal, Inc., Term Loan B, 5.750%, 05/16/18(a)(b)	183,413	186,418

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Mining—continued
Atlas Iron Ltd., Term Loan B, 8.750%, 12/07/17(a)(b)	99,750	99,999
FMG America Finance, Inc., Term Loan, 5.250%, 10/18/17(a)(b)	2,079,550	2,103,132
Novelis, Inc., New Term Loan, 3.750%, 03/10/17(a)(b)	826,224	836,552

		3,286,724

Miscellaneous Manufacturer 0.1%
Boomerang Tube LLC, Term Loan, 11.000%, 10/02/17(a)(b)	151,125	152,636
Clarke American Corp., Non Extended Term Loan B1, 2.704%, 06/30/14(a)(b)(c)	523,553	520,196
QS0001 Corp., 1st Lien Term Loan, 5.000%, 11/09/18(a)(b)	84,788	85,918
Sensata Technologies Finance Co. LLC, Term Loan, 3.750%, 05/11/18(a)(b)	494,962	500,135

		1,258,885

Oil & Gas 0.4%
Alon USA Energy, Inc., MLP Term Loan, 9.250%, 11/26/18(a)(b)	121,917	126,489
EMG Utica LLC, Term Loan, 03/31/20(b)(c)(d)	80,000	80,300
Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 03/24/17(a)(b)	1,500,000	1,504,695
EP Energy LLC, Incremental Term Loan, 4.500%, 04/26/19(a)(b)	225,000	227,718
Frac Tech International LLC, Term Loan B, 8.500%, 05/06/16(a)(b)	792,253	748,236
MEG Energy Corp., Refinance Term Loan, 3.750%, 03/31/20(a)(b)	413,952	417,885
NFR Energy LLC, 2nd Lien Term Loan, 7.500%, 12/31/18(a)(b)	80,000	81,850

	Shares or Principal Amount($)	Value($)
Oil & Gas—continued
Plains Exploration & Production, 7 year Term Loan, 4.000%, 11/30/19(a)(b)	685,000	685,685
Ruby Western Pipeline Holdings, LLC, Term Loan B, 03/27/20(b)(c)(d)	165,000	166,856
Saxon Energy Services, Inc., Term Loan B, 5.500%, 01/22/19(a)(b)	95,000	95,396
Tesoro Corp., Term Loan B, 01/30/16(a)(b)(c)(d)	215,000	217,419
Vantage Drilling Co., Term Loan B, 03/22/19(b)(c)(d)	170,000	170,638
Vantage Drilling Co., Term Loan, 6.250%, 10/26/17(a)(b)	190,125	191,313

		4,714,480

Packaging & Containers 0.2%
Berlin Packaging LLC, 1st Lien Term Loan, 03/25/19(a)(b)(c)(d)	45,000	44,775
Berry Plastics Holding Corp., Term Loan D, 3.500%, 02/04/20(a)(b)	1,865,000	1,859,909
BWAY Corp., Term Loan B, 4.500%-5.500%, 08/07/17(a)(b)	99,750	100,797
Consolidated Container Co. LLC, Term Loan Reprice, 5.000%, 07/03/19(a)(b)	94,525	95,554
Reynolds Group Holdings, Inc., New Dollar Term Loan, 4.750%, 09/28/18(a)(b)	233,825	237,064
Sealed Air Corp., New Term Loan, 4.000%, 10/03/18(a)(b)	49,250	49,880
Tronox, Inc., Term Loan, 03/13/20(b)(c)(d)	265,000	268,532

		2,656,511

Real Estate 0.2%
Alliant Holdings I, Inc., New Term Loan B, 5.000%, 12/20/19(a)(b)	194,513	196,782
CB Richard Ellis Services, Inc., New Term Loan B, 03/26/21(b)(c)(d)	260,000	261,300

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate—continued
General Growth Properties, Inc., Debtor in Possession Term Loan, 07/11/16(b)(c)(d)	264,477	259,188
Istar Financial, Inc., Term Loan, 4.500%, 09/28/17(a)(b)	1,104,171	1,112,794
Istar Financial, Inc., Add on Term Loan A2, 7.000%, 03/17/17(a)(b)	15,000	15,970
Realogy Corp., Extended Letter of Credit, 4.459%, 10/10/16(a)(b)	18,074	18,308
Realogy Corp., Extended Term Loan, 4.500%, 03/05/20(a)(b)	190,000	192,455

		2,056,797

Retail 0.4%
Academy Ltd., Term Loan, 4.750%, 08/03/18(a)(b)	119,400	120,975
Albertson’s, LLC, Term Loan, 5.750%, 03/21/16(a)(b)	330,000	335,362
BJ’s Wholesale Club, Inc., Replacement Term Loan, 4.250%, 09/26/19(a)(b)	120,000	121,025
Capital Automotive LP, Term Loan B, 5.250%, 03/10/17(a)(b)	636,202	637,596
Evergreen Acqco 1 LP, New Term Loan, 5.000%, 07/09/19(a)(b)	124,375	125,813
Gymboree Co. ( The), Initial Term Loan, 5.000%, 02/23/18(a)(b)	155,000	150,018
Harbor Freight Tools USA, Inc., Term Loan B, 5.500%, 11/14/17(a)(b)	99,500	100,619
J Crew Group, Inc., Term Loan B1, 4.000%, 03/07/18(a)(b)	494,962	500,100
Jo-Ann Stores, Inc., Term Loan, 4.000%, 03/16/18(a)(b)	400,590	404,296
Michaels Stores, Inc., New Term Loan, 3.750%, 01/28/20(a)(b)	210,000	211,953
Ollie’s Bargain Outlet, Inc., Term Loan, 5.250%-6.250%, 09/27/19(a)(b)	85,000	85,425

	Shares or Principal Amount($)	Value($)
Retail—continued
Party City Holdings, Inc., Refinance Term Loan B, 4.250%, 07/29/19(a)(b)(c)	353,402	355,777
Petco Animal Supplies, Inc., New Term Loan, 4.000%, 11/24/17(a)(b)	498,724	504,899
Pilot Travel Centers LLC, Term Loan B2, 4.250%, 08/07/19(a)(b)	109,450	110,647
Rite Aid Corp., Term Loan 6, 4.000%, 02/21/20(a)(b)	280,000	283,032
Rite Aid Corp., 2nd Lien Term Loan, 5.750%, 08/21/20(a)(b)	170,000	175,950
Supervalu, Inc., New Term Loan B, 6.250%, 03/21/19(a)(b)	115,000	116,881
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.250%, 05/25/18(a)(b)	137,530	130,883
Toys ‘R’ Us-Delaware, Inc., New Term Loan, 6.000%, 09/01/16(a)(b)	179,540	175,649

		4,646,900

Semiconductors 0.1%
Freescale Semiconductor, Inc., Term Loan B4, 5.000%, 03/02/20(a)(b)	965,000	967,113
Microsemi Corp., Repriced Term Loan, 3.750%, 02/19/20(a)(b)	225,000	226,913
ON Semiconductor Corp., Term Loan A, 01/02/18(b)(c)(d)	385,000	371,525

		1,565,551

Software 0.0%(e)
SurveyMonkey.com, LLC, Term Loan B, 5.500%, 02/05/19(a)(b)	255,000	258,188

Telecommunication Services 0.9%
Alcatel-Lucent USA, Inc., USD Term Loan B, 6.250%, 07/29/16(a)(b)	40,000	40,528
Alcatel-Lucent USA, Inc., USD Term Loan C, 7.250%, 01/31/19(a)(b)	149,625	151,769

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Arris Group, Inc., Term Loan B, 02/07/20(b)(c)(d)	455,000	455,569
Avaya, Inc., Extended Term Loan B3, 4.788%, 10/26/17(a)(b)(c)	234,322	220,907
Avaya, Inc., Term Loan B5, 8.000%, 03/30/18(a)(b)	154,553	155,423
Cequel Communications LLC, Term Loan B, 4.000%, 02/14/19(a)(b)	1,084,273	1,093,761
Consolidated Communications, Inc., Term Loan B3, 5.250%, 12/31/18(a)(b)	144,638	146,156
Cricket Communications, Inc., Term Loan C, 02/21/20(b)(c)(d)	205,000	206,076
Cricket Communications, Inc., Term Loan, 4.750%, 10/10/19(a)(b)	34,913	35,065
Crown Castle International Corp., Term Loan B, 4.000%, 01/31/19(a)(b)	1,084,259	1,095,557
CSC Holdings, Inc., Incremental B-2 Term Loan, 1.954%, 03/29/16(a)(b)	615,496	618,475
Gray Television, Inc., New Term Loan B, 4.750%, 10/15/19(a)(b)	327,748	331,297
Integra Telecom, Inc., Refinance Term Loan, 6.000%, 02/15/19(a)(b)	275,000	278,482
Intelsat Jackson Holdings Ltd., Term Loan, 3.205%, 02/03/14(a)(b)	2,000,000	1,997,000
Intelsat Jackson Holdings Ltd., Term Loan B1, 4.500%, 04/02/18(a)(b)	374,063	379,112
Level 3 Financing, Inc., Term Loan, 4.750%, 08/01/19(a)(b)	380,000	384,195
Level 3 Financing, Inc., 2019 Term Loan B, 5.250%, 08/01/19(a)(b)	1,610,000	1,630,527
LIN Television Corp., Term Loan B, 4.000%, 12/21/18(a)(b)	94,522	95,408

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
MetroPCS Wireless, Inc., New Term Loan B3, 4.000%, 03/16/18(a)(b)	494,945	496,094
Mission Broadcasting, Inc., Mission Term Loan B, 1.750%-4.500%, 12/03/19(a)(b)	14,857	15,089
Nexstar Broadcasting, Inc., Term Loan, 4.500%, 12/03/19(a)(b)	35,143	35,692
Peak Ten, Inc., New Term Loan B, 7.250%, 10/25/18(a)(b)	94,763	95,592
UPC Financing Partnership, Term Loan T, 3.704%, 12/30/16(a)(b)	485,660	488,088
Virgin Media Investment Holdings Ltd., USD Term Loan B, 02/17/20(b)(c)(d)	1,035,000	1,030,022
WMG Acquisition Corp., Term Loan, 5.250%, 11/01/18(a)(b)	69,125	70,119
Zayo Group LLC, New Term Loan B, 4.500%, 07/02/19(a)(b)	383,070	386,683

		11,932,686

Telecommunications 0.3%
SBA Finance, Add on Term Loan, 3.750%, 09/27/19(a)(b)	44,888	45,421
Vodafone Americas Finance 2, PIK Term Loan, 6.875%, 08/11/15(a)(b)(f)	3,000,000	3,060,000
Windstream Corp., Term Loan B4, 3.500%, 01/23/20(a)(b)	189,525	191,303
Windstream Corp., Term Loan B3, 4.000%, 08/08/19(a)(b)	109,175	110,608

		3,407,332

Transportation 0.1%
American Petroleum Tankers LLC, Term Loan B, 09/30/19(a)(b)(c)	160,000	159,200

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Transportation—continued
August LuxUK Holding Co., S.A.R.L., Luxco Term Loan, 6.250%, 04/27/18(a)(b)	56,239	56,942
August U.S. Holding Co., Inc., Term Loan B, 6.250%, 04/27/18(a)(b)	43,261	43,802
Avis Budget Car Rental, LLC, New Term Loan, 3.750%, 03/15/19(a)(b)	59,849	60,460
Commercial Barge Line Co., 1st Lien Term Loan, 7.500%, 09/23/19(a)(b)	180,000	180,000
Delta Air Lines, Inc., Term Loan B1, 5.250%, 10/18/18(a)(b)	255,000	258,945
FleetPride Corp., 1st Lien Term Loan, 5.250%, 11/20/19(a)(b)	134,663	136,110
Sabre, Inc., Term Loan C, 4.000%, 02/19/18(a)(b)	168,438	169,310
Sabre, Inc., Term Loan B, 5.250%-6.250%, 02/19/19(a)(b)	104,738	106,046
United Airlines, Inc., New Term Loan B, 03/22/19(b)(c)(d)	65,000	65,596

		1,236,411

Utilities 0.1%
AES Corp., Refinance Term Loan B, 3.750%-5.000%, 06/01/18(a)(b)	700,128	709,194
Astoria Generating Co. Acquisitions, LLC, New Term Loan, 8.500%, 10/26/17(a)(b)	120,000	124,050
NGPL PipeCo LLC, Term Loan B, 6.750%, 09/15/17(a)(b)	238,929	242,016

		1,075,260

Total Bank Loans (Cost $79,270,111)		80,345,571

Corporate Bonds 19.9%
Aerospace/Defense 0.3%
United Technologies Corp., 3.100%, 06/01/22	3,331,000	3,491,158

Auto Manufacturers 0.3%
Daimler Finance N.A. LLC, 3.875%, 09/15/21(b)	1,932,000	2,090,472

	Shares or Principal Amount($)	Value($)
Auto Manufacturers—continued
Volkswagen International Finance, 2.375%, 03/22/17(b)	2,282,000	2,365,686

		4,456,158

Banks 1.5%
Fifth Third Bank, 1.450%, 02/28/18	4,970,000	4,968,807
HSBC Bank PLC, 3.100%, 05/24/16(b)	1,206,000	1,282,429
HSBC Bank PLC, 3.500%, 06/28/15(b)	2,196,000	2,323,212
KeyBank NA, 1.650%, 02/01/18	2,151,000	2,170,473
PNC Bank NA, 0.800%, 01/28/16	5,329,000	5,328,398
Wells Fargo & Co., 1.250%, 02/13/15, MTN	3,679,000	3,721,404

		19,794,723

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc., 2.500%, 07/15/22	4,337,000	4,262,950
SABMiller Holdings, Inc., 2.450%, 01/15/17(b)	3,215,000	3,346,793

		7,609,743

Biotechnology 0.2%
Life Technologies Corp., 5.000%, 01/15/21	493,000	533,383
Life Technologies Corp., 6.000%, 03/01/20	1,669,000	1,872,521

		2,405,904

Chemicals 0.3%
Dow Chemical Co. (The), 4.375%, 11/15/42	1,823,000	1,748,398
Praxair, Inc., 4.625%, 03/30/15	2,271,000	2,453,302

		4,201,700

Commercial Services 0.4%
ERAC USA Finance LLC, 2.750%, 03/15/17(b)	1,483,000	1,544,837
ERAC USA Finance LLC, 5.250%, 10/01/20(b)	1,663,000	1,930,743
ERAC USA Finance LLC, 5.600%, 05/01/15(b)	1,184,000	1,296,327

		4,771,907

Computers 0.6%
IBM Corp., 0.875%, 10/31/14	6,104,000	6,152,747

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Computers—continued
IBM Corp., 4.000%, 06/20/42	2,300,000	2,307,792

		8,460,539

Diversified Financial Services 2.3%
American Express Credit Corp., 2.375%, 03/24/17, MTN	2,003,000	2,094,485
CME Group, Inc., 5.400%, 08/01/13	1,230,000	1,249,659
CME Group, Inc., 5.750%, 02/15/14	1,428,000	1,489,842
Ford Motor Credit Co. LLC, 5.000%, 05/15/18	3,287,000	3,620,335
General Electric Capital Corp., Series A, 7.125%(a)(g)	1,400,000	1,628,291
General Electric Capital Corp., Series B, 6.250%(a)(g)	4,700,000	5,158,405
John Deere Capital Corp., 1.250%, 12/02/14, MTN	2,195,000	2,224,927
Lazard Group LLC, 7.125%, 05/15/15	1,781,000	1,970,133
MassMutual Global Funding LLC, 2.000%, 04/05/17(b)	1,894,000	1,941,471
NASDAQ OMX Group, Inc. (The), 5.550%, 01/15/20	1,119,000	1,206,674
PACCAR Financial Corp., 1.550%, 09/29/14, MTN	2,900,000	2,948,761
Toyota Motor Credit Corp., 3.200%, 06/17/15, MTN	970,000	1,024,160
Woodside Finance Ltd., 4.600%, 05/10/21(b)	3,559,000	3,963,377

		30,520,520

Electric 0.6%
Alabama Power Co., 5.800%, 11/15/13	1,240,000	1,279,762
Dominion Resources, Inc., 1.950%, 08/15/16	699,000	720,833
Duke Energy Carolinas LLC, 4.300%, 06/15/20	525,000	603,343
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,601,000	1,876,995
Georgia Power Co., 6.000%, 11/01/13	704,000	725,756
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,792,000	2,227,302

	Shares or Principal Amount($)	Value($)
Electric—continued
Southern California Edison Co., 5.750%, 03/15/14	1,083,000	1,134,689

		8,568,680

Electronics 0.1%
Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	925,000	957,755

Food 0.1%
Kroger Co. (The), 7.500%, 01/15/14	763,000	803,785

Healthcare-Products 0.2%
Becton Dickinson and Co., 3.250%, 11/12/20	573,000	608,358
Covidien International Finance SA, 6.000%, 10/15/17	2,189,000	2,626,056

		3,234,414

Household Products/Wares 0.1%
Clorox Co. (The), 3.050%, 09/15/22	1,334,000	1,345,875

Insurance 0.8%
Berkshire Hathaway, Inc., 3.200%, 02/11/15	3,848,000	4,038,468
Berkshire Hathaway, Inc., 4.600%, 05/15/13	1,601,000	1,609,538
Fairfax Financial Holdings Ltd., 5.800%, 05/15/21(b)	1,189,000	1,259,149
Nationwide Financial Services, Inc., 5.375%, 03/25/21(b)	2,977,000	3,284,343

		10,191,498

Internet 0.1%
eBay, Inc., 2.600%, 07/15/22	1,502,000	1,500,861

Machinery-Diversified 0.2%
Deere & Co., 3.900%, 06/09/42	3,171,000	3,132,701

Media 1.0%
Comcast Corp., 3.125%, 07/15/22	2,312,000	2,365,567
Comcast Corp., 4.650%, 07/15/42	3,020,000	3,073,327
Thomson Reuters Corp., 5.950%, 07/15/13	293,000	297,572
Time Warner Cable, Inc., 4.000%, 09/01/21	4,758,000	5,076,810
Time Warner Cable, Inc., 8.250%, 02/14/14	1,468,000	1,561,598

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Media—continued
Time Warner, Inc., 6.200%, 03/15/40	492,000	572,390

		12,947,264

Mining 1.0%
Barrick (PD) Australia Finance Property Ltd., 4.950%, 01/15/20	721,000	800,187
Barrick (PD) Australia Finance Property Ltd., 5.950%, 10/15/39	1,708,000	1,854,871
Barrick International Barbados Corp., 6.350%, 10/15/36(b)	1,083,000	1,244,471
BHP Billiton Finance USA Ltd., 1.125%, 11/21/14	2,260,000	2,284,943
Kinross Gold Corp., 5.125%, 09/01/21	3,194,000	3,338,222
Newmont Mining Corp., 6.250%, 10/01/39	3,075,000	3,531,687

		13,054,381

Miscellaneous Manufacturer 0.6%
3M Co., 1.375%, 09/29/16	1,432,000	1,466,556
General Electric Co., 4.125%, 10/09/42	1,654,000	1,658,209
General Electric Co., 5.250%, 12/06/17	1,394,000	1,632,916
Illinois Tool Works, Inc., 6.250%, 04/01/19	1,865,000	2,330,383
Siemens Financieringsmaatschappij NV 6.125%, 08/17/26(b)	1,091,000	1,424,901

		8,512,965

Oil & Gas 0.8%
BP Capital Markets PLC, 2.248%, 11/01/16	3,026,000	3,148,184
Ensco PLC, 4.700%, 03/15/21	2,483,000	2,772,299
Shell International Finance BV, 3.625%, 08/21/42	4,476,000	4,330,226
Statoil ASA, 3.125%, 08/17/17	427,000	462,951

		10,713,660

Oil & Gas Services 0.6%
Baker Hughes, Inc., 5.125%, 09/15/40	1,869,000	2,172,632
Schlumberger Investment SA, 3.300%, 09/14/21(b)	2,234,000	2,385,295
Weatherford International Ltd., 5.125%, 09/15/20	1,527,000	1,647,002

	Shares or Principal Amount($)	Value($)
Oil & Gas Services—continued
Weatherford International Ltd., 6.500%, 08/01/36	1,465,000	1,573,510

		7,778,439

Pharmaceuticals 0.7%
Express Scripts Holding Co., 2.650%, 02/15/17	2,101,000	2,200,709
GlaxoSmithKline Capital, Inc., 5.650%, 05/15/18	2,412,000	2,915,758
Novartis Capital Corp., 3.700%, 09/21/42	591,000	570,397
Novartis Securities Investment Ltd., 5.125%, 02/10/19	1,305,000	1,558,192
Zoetis, Inc., 3.250%, 02/01/23(b)	2,468,000	2,502,757

		9,747,813

Pipelines 1.7%
El Paso Natural Gas Co., 5.950%, 04/15/17	593,000	688,197
El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	961,000	1,164,437
Energy Transfer Partners LP, 6.050%, 06/01/41	1,081,000	1,170,449
Energy Transfer Partners LP, 6.625%, 10/15/36	1,299,000	1,481,194
Enterprise Products Operating LLC, 5.250%, 01/31/20	4,001,000	4,684,827
Enterprise Products Operating LLC, Series J, 5.750%, 03/01/35	1,187,000	1,361,618
Kinder Morgan Energy Partners LP, 5.000%, 08/15/42	5,022,000	5,091,063
Southern Natural Gas Co., 5.900%, 04/01/17(b)	382,000	445,234
TC Pipelines LP, 4.650%, 06/15/21	1,639,000	1,759,507
TransCanada PipeLines Ltd., 6.100%, 06/01/40	1,811,000	2,285,899
Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	365,000	443,587
Williams Partners LP, 4.125%, 11/15/20	2,472,000	2,667,206

		23,243,218

Real Estate Investment Trust 0.8%
American Tower Corp., 3.500%, 01/31/23	2,623,000	2,601,512

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Real Estate Investment Trust—continued
Digital Realty Trust LP, 4.500%, 07/15/15	2,551,000	2,710,484
Digital Realty Trust LP, 5.875%, 02/01/20	667,000	759,869
Healthcare Realty Trust, Inc., 6.500%, 01/17/17	3,431,000	3,948,841

		10,020,706

Retail 0.6%
AutoZone, Inc., 3.700%, 04/15/22	2,030,000	2,094,804
Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	2,864,000	2,625,139
Walgreen Co., 4.875%, 08/01/13	1,196,000	1,212,762
Wesfarmers Ltd., 6.998%, 04/10/13(b)	1,821,000	1,822,972

		7,755,677

Semiconductors 0.9%
Analog Devices, Inc., 3.000%, 04/15/16	407,000	430,582
Intel Corp., 1.950%, 10/01/16	1,635,000	1,693,698
Intel Corp., 4.250%, 12/15/42	463,000	452,273
Intel Corp., 4.800%, 10/01/41	5,873,000	6,203,104
TSMC Global Ltd., 1.625%, 04/03/18(b)(c)	2,920,000	2,915,737

		11,695,394

Software 0.5%
Fiserv, Inc., 4.750%, 06/15/21	1,431,000	1,551,218
Oracle Corp., 5.750%, 04/15/18	3,705,000	4,470,609

		6,021,827

Telecommunication Services 1.9%
AT&T, Inc., 0.900%, 02/12/16	2,400,000	2,398,373
AT&T, Inc., 4.350%, 06/15/45(b)	1,525,000	1,417,697
AT&T, Inc., 5.550%, 08/15/41	2,238,000	2,466,860
CC Holdings GS V LLC, 3.849%, 04/15/23(b)	4,298,000	4,330,076
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	874,000	908,395
Cisco Systems, Inc., 5.500%, 02/22/16	1,582,000	1,797,889

	Shares or Principal Amount($)	Value($)
Telecommunication Services—continued
Cisco Systems, Inc., 5.500%, 01/15/40	3,302,000	3,940,227
Juniper Networks, Inc., 3.100%, 03/15/16	372,000	389,837
Rogers Communications, Inc., 7.500%, 03/15/15	1,470,000	1,656,249
SBA Tower Trust, 2.933%, 12/15/42(b)	2,692,000	2,811,283
Verizon Communications, Inc., 5.250%, 04/15/13	1,325,000	1,327,158
Verizon Communications, Inc., 5.550%, 02/15/16	1,832,000	2,066,736

		25,510,780

Transportation 0.1%
United Parcel Service, Inc., 3.125%, 01/15/21	1,447,000	1,544,481

Total Corporate Bonds (Cost $252,843,455)		263,994,526

U.S. Government Agency Mortgages 25.7%
Federal Home Loan Mortgage Corporation
Pool #J18446, 3.000%, 03/01/27	6,195,957	6,528,844
Pool #J18800, 3.000%, 04/01/27	10,363,589	10,920,387
Pool #J19132, 3.000%, 05/01/27	5,099,997	5,374,002
Pool #J19300, 3.000%, 06/01/27	1,767,986	1,861,868
Pool #G14517, 2.500%, 07/01/27	3,611,643	3,757,135
Pool #J19776, 3.000%, 07/01/27	915,955	973,467
Pool #J21337, 2.500%, 08/01/27	1,020,455	1,058,773
Pool #J20257, 3.000%, 08/01/27	5,131,348	5,403,830
Pool #J20922, 2.500%, 10/01/27	1,696,909	1,762,616
Pool #J20729, 2.500%, 10/01/27	2,684,122	2,792,249
Pool #J20738, 2.500%, 10/01/27	7,969,504	8,268,756
Pool #J21113, 2.500%, 11/01/27	2,764,044	2,871,073
Pool #J21155, 2.500%, 11/01/27	1,819,778	1,888,110
Pool #J21368, 3.000%, 11/01/27	843,692	891,130

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #J21295, 2.500%, 12/01/27	1,856,295	1,928,173
Pool #J22029, 3.000%, 01/01/28	3,635,665	3,828,724
Pool #J22255, 2.500%, 02/01/28(c)	1,236,981	1,286,812
Pool #J22529, 2.500%, 02/01/28	2,501,373	2,601,356
Pool #J22137, 2.500%, 02/01/28	2,039,219	2,115,791
Pool #J22728, 2.500%, 03/01/28(c)	951,337	988,769
Pool #J22831, 2.500%, 03/01/28	5,300,774	5,512,654
Pool #J22873, 2.500%, 03/01/28	1,577,610	1,640,177
Pool #J22521, 2.500%, 03/01/28	3,992,112	4,150,436
Pool #D99439, 3.500%, 06/01/32	1,031,086	1,104,515
Pool #G30614, 3.500%, 12/01/32	6,876,073	7,329,912
Pool #A12413, 5.000%, 08/01/33	723,614	785,543
Pool #G05052, 5.000%, 10/01/33	416,381	452,016
Pool #G01797, 5.500%, 12/01/33	558,846	610,843
Pool #G01779, 5.000%, 04/01/35	829,987	896,870
Pool #G01837, 5.000%, 07/01/35	5,920,298	6,389,975
Pool #A39731, 5.000%, 11/01/35	1,449,439	1,564,428
Pool #G02162, 5.500%, 05/01/36	5,840,246	6,341,671
Pool #G02252, 5.500%, 07/01/36	1,060,576	1,151,634
Pool #Z40004, 6.000%, 08/01/36	1,342,070	1,465,265
Pool #G02424, 5.500%, 12/01/36	450,931	489,647
Pool #G04997, 5.000%, 01/01/37	1,888,479	2,038,299
Pool #G05521, 5.500%, 05/01/37	873,294	951,586
Pool #G03156, 5.500%, 08/01/37	63,335	68,595
Pool #G03551, 6.000%, 11/01/37	82,151	89,821

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #G05326, 5.000%, 02/01/38	7,525,893	8,122,948
Pool #G04337, 5.500%, 04/01/38	1,076,365	1,165,751
Pool #G07135, 6.000%, 10/01/38	6,040,730	6,612,224
Pool #G06079, 6.000%, 07/01/39	3,769,987	4,126,654
Pool #A93996, 4.500%, 09/01/40	1,732,933	1,854,979
Pool #Q00291, 5.000%, 04/01/41	616,027	669,134
2.500%, TBA, 15 Year Maturity(c)	29,471,000	30,511,695

		163,199,137

Federal National Mortgage Association
Pool #AM3173, 2.050%, 06/01/20(c)	1,670,000	1,688,587
Pool #AM2137, 1.950%, 08/01/20	1,329,000	1,333,028
Pool #AM2920, 1.980%, 11/01/20(c)	2,111,000	2,112,984
Pool #AM1003, 2.150%, 12/01/20	1,382,692	1,394,484
Pool #AM0392, 2.140%, 01/01/21	2,544,802	2,583,279
Pool #471235, 3.120%, 05/01/22	84,407	90,066
Pool #AM0418, 2.720%, 08/01/22	1,954,957	2,029,705
Pool #AM0463, 2.720%, 09/01/22	1,670,191	1,726,894
Pool #AM3033, 2.670%, 04/01/23(c)	1,622,000	1,657,846
Pool #AM0061, 3.100%, 07/01/24	494,775	514,379
Pool #AK4110, 3.000%, 02/01/27	858,138	903,673
Pool #AO3012, 2.500%, 05/01/27	2,129,788	2,214,733
Pool #AL3274, 3.000%, 05/01/27	3,037,102	3,196,359
Pool #AO4398, 2.500%, 07/01/27	1,714,741	1,785,142
Pool #AK4136, 2.500%, 08/01/27	406,123	422,289
Pool #AP4725, 3.000%, 08/01/27	967,049	1,022,292
Pool #AP1220, 2.500%, 09/01/27	3,451,540	3,586,775

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AI9132, 3.000%, 09/01/27	801,215	844,480
Pool #AP7520, 3.000%, 09/01/27	2,611,427	2,767,132
Pool #AP1221, 2.500%, 10/01/27	2,116,488	2,199,414
Pool #AP9774, 2.500%, 10/01/27	7,554,549	7,855,855
Pool #AI9138, 3.000%, 10/01/27	1,895,006	1,997,336
Pool #AQ7339, 2.500%, 11/01/27	3,927,174	4,081,044
Pool #AM1589, 2.420%, 12/01/27	1,270,690	1,278,755
Pool #AI9142, 2.500%, 12/01/27	3,324,859	3,453,052
Pool #AQ1273, 3.000%, 01/01/28	708,583	746,182
Pool #AR1215, 3.000%, 01/01/28	1,337,517	1,408,489
Pool #AR3823, 2.500%, 02/01/28	2,309,455	2,405,715
Pool #AB4168, 3.500%, 01/01/32(c)	6,529,961	6,973,182
Pool #MA0949, 3.500%, 01/01/32	4,934,016	5,268,912
Pool #MA0976, 3.500%, 02/01/32	1,651,360	1,760,094
Pool #AP9592, 3.500%, 10/01/32	4,404,147	4,703,079
Pool #AB7691, 3.500%, 01/01/33	2,274,258	2,428,623
Pool #AB8428, 3.500%, 02/01/33	4,575,005	4,891,252
Pool #725773, 5.500%, 09/01/34	4,398,048	4,852,100
Pool #255458, 5.500%, 11/01/34	517,701	571,148
Pool #735036, 5.500%, 12/01/34	4,087,632	4,509,637
Pool #827943, 5.000%, 05/01/35	931,374	1,013,757
Pool #735500, 5.500%, 05/01/35	3,658,957	4,013,838
Pool #843434, 5.500%, 05/01/35	843,997	929,285
Pool #735578, 5.000%, 06/01/35	1,661,956	1,804,711
Pool #357829, 6.000%, 06/01/35	2,011,657	2,181,572

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #357937, 6.000%, 07/01/35	3,097,183	3,420,404
Pool #888344, 5.000%, 10/01/35	4,888,062	5,307,926
Pool #190363, 5.500%, 11/01/35	3,879,943	4,256,257
Pool #AE0115, 5.500%, 12/01/35	4,709,622	5,199,842
Pool #745428, 5.500%, 01/01/36	6,074,146	6,651,419
Pool #190370, 6.000%, 06/01/36	7,308,643	8,024,357
Pool #AI7951, 4.500%, 08/01/36	1,688,645	1,820,166
Pool #888173, 5.500%, 11/01/36	1,735,416	1,903,734
Pool #888415, 5.000%, 12/01/36	1,381,992	1,500,699
Pool #995082, 5.500%, 08/01/37	2,769,825	3,055,781
Pool #995023, 5.500%, 08/01/37	266,904	292,791
Pool #889529, 6.000%, 03/01/38	2,459,879	2,748,582
Pool #995724, 6.000%, 04/01/39	4,044,601	4,519,294
Pool #AD0439, 6.000%, 07/01/39	1,798,041	1,981,759
Pool #AD7136, 5.000%, 07/01/40	1,008,185	1,107,386
Pool #AB1343, 4.500%, 08/01/40	3,535,523	3,859,122
Pool #AL0005, 4.500%, 01/01/41	1,806,242	1,948,616
Pool #AB2694, 4.500%, 04/01/41	1,604,009	1,754,000
Pool #AL1627, 4.500%, 09/01/41	5,639,184	6,189,416
Pool #AQ2197, 4.500%, 11/01/42	1,342,972	1,463,937

		170,206,647

Government National Mortgage Association
Pool #AB1392, 3.000%, 08/15/27	1,225,985	1,306,357
Pool #799709, 3.000%, 09/15/27	2,388,601	2,541,459
Pool #AA6920, 3.000%, 10/15/27	3,155,172	3,357,087

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AA6933, 3.000%, 11/15/27	714,261	759,970

		7,964,873

Total U.S. Government Agency Mortgages (Cost $335,864,089)		341,370,657

U.S. Treasury Obligations 38.2%
U.S. Treasury Bond 4.1%
2.750%, 11/15/42	58,358,000	54,090,571

U.S. Treasury Notes 34.1%
0.375%, 11/15/15	134,629,000	134,839,291
1.750%, 05/31/16(h)	90,540,000	94,387,950
1.000%, 03/31/17	68,155,000	69,342,396
0.625%, 08/31/17	81,330,000	81,247,369
2.000%, 02/15/23(i)	71,724,000	72,631,739

		452,448,745

Total U.S. Treasury Obligations (Cost $501,703,944)		506,539,316

Preferred Stocks 0.8%
Banks 0.5%
PNC Financial Services Group, Inc., Series P, 6.125%(g)	84,825	2,347,107
US Bancorp, Series F, 6.500%(g)	83,700	2,499,282
US Bancorp, Series G, 6.000%(g)	85,175	2,371,272

		7,217,661

Insurance 0.3%
Arch Capital Group Ltd., Series C, 6.750%(g)	48,575	1,352,814
Reinsurance Group of America, Inc., 6.200%(a)	71,100	1,936,053

		3,288,867

Real Estate Investment Trust 0.0%(e)
Public Storage, Series U, 5.625%(g)	21,000	541,170

Total Preferred Stocks (Cost $10,074,244)		11,047,698

Short-Term Investment 3.9%
RidgeWorth Funds Securities Lending Joint Account(j)	51,812,500	51,812,500

Total Short-Term Investment (Cost $51,812,500)		51,812,500

	Shares or Principal Amount($)	Value($)
Money Market Fund 6.2%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(k)	82,480,896	82,480,896

Total Money Market Fund (Cost $82,480,896)		82,480,896

Total Investments (Cost $1,421,442,228) — 109.4%		1,451,794,853
Liabilities in excess of other assets — (9.4)%		(124,591,501)

Net Assets — 100.0%		$1,327,203,352

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 12.2% of net assets as of March 31, 2013.

(c)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(d)	The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(e)	Less than 0.05% of Net Assets.

(f)	The Fund’s investment adviser/subadviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(g)	Security is perpetual in nature and has no stated maturity.

(h)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(i)	The security or a partial position of the security was on loan as of March 31, 2013. The total value of securities on loan as of March 31, 2013 was $50,797,997.

(j)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before March 31, 2013 (See Note 2(k)).

(k)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

MTN	—	Medium Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
TBA	—	To Be Announced. Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Total Return Bond Fund — concluded

Credit Default Swap Contracts — Buy Protection

At March 31, 2013, the Fund’s open credit default swap contracts were as follows:

Underlying Instrument	Counterparty	Notional Amount	Fixed Rate	Expiration Date	Implied Credit Spread*	Upfront Payments Made (Received)	Value	Unrealized Depreciation
CDX.NA.HY.20	CS First Boston	$66,000,000	5.000%	06/20/18	4.310%	$(1,975,853)	$(2,016,800)	$(40,947)
CDX.NA.HY.20	JPMorgan	66,000,000	5.000	06/20/18	4.310	(1,934,689)	(2,016,800)	(82,111)
Quest Diagnostics Inc.	CS First Boston	7,000,000	1.000	06/20/18	1.276	116,626	98,777	(17,849)

						$(3,793,916)	$(3,934,823)	$(140,907)

As the buyer of protection, the Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity.

The value column indicates the impact each respective swap contract has on the Fund’s Net Assets at March 31, 2013.

*	Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

At March 31, 2013, the Fund’s open forward foreign currency contracts were as follows:

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation/ (Depreciation)
Short:
Euro	JPMorgan	05/07/13	22,258,393	$28,750,000	$28,538,364	$211,636
New Zealand Dollar	JPMorgan	05/20/13	8,040,811	6,620,000	6,706,748	(86,748)

Total Short Contracts				$35,370,000	$35,245,112	$124,888

Long:
Brazilian Real	JPMorgan	05/03/13	13,351,000	6,688,878	6,583,932	(104,946)
Chilean Peso	JPMorgan	04/15/13	9,635,011,250	20,284,594	20,395,630	111,036

Currency	Counterparty	Delivery Date	Contract Amount in Local Currency	Contract Value in USD	Market Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso (new)	JPMorgan	04/15/13	209,568,115	$16,386,361	$16,946,099	$559,738
New Russian Ruble	JPMorgan	04/15/13	203,857,550	6,723,756	6,541,888	(181,868)
South African Rand	JPMorgan	04/16/13	118,608,065	13,227,911	12,876,107	(351,804)
Turkish Lira	JPMorgan	04/08/13	29,296,302	16,256,757	16,178,314	(78,443)

Total Long Contracts				$79,568,257	$79,521,970	$(46,287)

As of March 31, 2013, the Fund had the following unfunded loan commitment:

Borrower	Unfunded Commitments	Unrealized Appreciation
Syniverse Holdings	$355,000	$2,159

The commitments are available until the maturity date of the respective security.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Securities 3.5%
Automobiles 3.5%
Ford Credit Auto Owner Trust, Series 2011-A, Cl A4, 1.650%, 05/15/16	360,000	364,621
Ford Credit Auto Owner Trust, Series 2012-A, Cl A2, 0.620%, 09/15/14	121,949	121,999
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A2, 0.710%, 05/15/15	167,067	167,186
Harley-Davidson Motorcycle Trust, Series 2011-2, Cl A3, 1.110%, 09/15/16	555,000	558,154
Honda Auto Receivables Owner Trust, Series 2010-2, Cl A3, 1.340%, 03/18/14	13,950	13,967
Hyundai Auto Receivables Trust, Series 2011-B, Cl A4, 1.650%, 02/15/17	1,065,000	1,083,111
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4, 1.300%, 02/15/18	975,000	989,021
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A2, 0.610%, 10/20/14	282,930	283,136
World Omni Auto Receivables Trust, Series 2011-A, Cl A3, 1.110%, 05/15/15	302,606	303,529

Total Asset-Backed Securities (Cost $3,884,143)		3,884,724

Collateralized Mortgage Obligations 26.4%
Agency Collateralized Mortgage Obligations 10.5%
Federal Home Loan Mortgage Corporation
Series 3598, Cl DA, 2.750%, 11/15/14	186,953	187,920
Series 3792, Cl DF, REMIC, 0.603%, 11/15/40(a)	2,107,064	2,119,660

		2,307,580

Federal National Mortgage Association
Series 2005-92, Cl UF, 0.554%, 10/25/25(a)	290,813	291,450
Series 2007-109, Cl NF, 0.754%, 12/25/37(a)	938,926	948,458
Series 2007-54, Cl KF, 0.514%, 06/25/37(a)	553,269	552,791
Series 2009-37, Cl HA, 4.000%, 04/25/19	94,180	99,815

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2010-134, Cl BF, 0.634%, 10/25/40(a)	1,424,034	1,430,177
Series 2011-M1, Cl FA, 0.654%, 06/25/21(a)	2,262,569	2,286,969
Series 2012-M9, Cl ASQ2, 1.513%, 12/25/17	350,000	356,692

		5,966,352

Government National Mortgage Association
Series 2010-66, Cl A, 1.869%, 09/16/27	138,085	138,744

NCUA Guaranteed Notes
Series 2011-R1, Cl 1A, 0.653%, 01/08/20(a)	836,754	839,240
Series 2011-R4, Cl 1A, 0.583%, 03/06/20(a)	1,094,797	1,097,195
Series 2011-R6, Cl 1A, 0.583%, 05/07/20(a)	1,066,951	1,072,286

		3,008,721

		11,421,397

Agency Collateralized Planned Amortization Class Mortgage Obligations 0.7%
Federal Home Loan Mortgage Corporation
Series 3200, Cl FP, 0.403%, 08/15/36(a)	533,131	531,394

Federal National Mortgage Association
Series 2005-42, Cl PF, 0.404%, 05/25/35(a)	285,973	285,693

		817,087

Commercial Mortgage Backed Securities 14.6%
Banc of America Commercial Mortgage, Inc.
Series 2004-1, Cl A4, 4.760%, 11/10/39	324,780	331,952
Series 2004-3, Cl A5, 5.563%, 06/10/39(a)	1,287,975	1,340,382
Series 2004-6, Cl AJ, 4.870%, 12/10/42(a)	1,535,000	1,622,730
Series 2005-2, Cl AM, 4.913%, 07/10/43(a)	80,000	86,351

		3,381,415

Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Cl A4, 5.201%, 12/11/38	550,000	619,162

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Citigroup Commercial Mortgage Trust
Series 2004-C1, Cl A3, 5.251%, 04/15/40(a)	137,468	137,393

COMM 2005-C6 Mortgage Trust
Series 2005-C6, Cl AJ, 5.209%, 06/10/44(a)	405,000	433,312

Commercial Mortgage Asset Trust
Series 1999-C1, Cl A4, 6.975%, 01/17/32(a)	97,341	97,537

Series 1999-C1, Cl B, 7.230%, 01/17/32(a)	1,460,000	1,468,220

		1,565,757

FDIC Structured Sale Guaranteed Notes
Series 2011-C1, Cl A, 1.840%, 04/25/31(a)(b)	1,287,389	1,301,700

GE Capital Commercial Mortgage Corp.
Series 2005-C3, Cl A7A, 4.974%, 07/10/45(a)	990,000	1,072,137

GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Cl A4, 4.547%, 12/10/41	463,143	464,489

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Cl A4, 4.404%, 01/12/39	1,508,126	1,547,529

JPMorgan Chase Commercial Mortgage Securities
Series 2004-C1, Cl A3, 4.719%, 01/15/38	835,000	852,047
Series 2004-CBX, Cl A5, 4.654%, 01/12/37	1,159,819	1,182,701
Series 2005-LDP1, Cl A2, 4.625%, 03/15/46	201,859	203,670

		2,238,418

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Cl A4A, 4.936%, 08/15/42(a)	320,000	345,797

LB Commercial Mortgage Trust
Series 1998-C4, Cl G, 5.600%, 10/15/35(b)	1,366,575	1,393,054
Morgan Stanley Capital I
Series 2004-IQ7, Cl A4, 5.419%, 06/15/38(a)	1,382,605	1,434,292

		15,934,455

	Shares or Principal Amount($)	Value($)
Whole Loan Collateral Mortgage Obligations 0.6%
Banc of America Mortgage Securities, Inc.
Series 2003-F, Cl 1A1, 2.998%, 07/25/33(a)	401,094	396,092

FDIC Structured Sale Guaranteed Notes
Series 2010-L2A, Cl A, 3.000%, 09/30/19(b)	266,183	271,839

		667,931

Total Collateralized Mortgage Obligations (Cost $28,619,448)		28,840,870

Corporate Bonds 51.1%
Auto Manufacturers 1.9%
Daimler Finance North America LLC, 1.000%, 05/24/13(b)	350,000	349,825
Daimler Finance North America LLC, 1.250%, 01/11/16(b)	550,000	551,883
Volkswagen International Finance, 0.889%, 11/20/14(a)(b)	1,150,000	1,154,522

		2,056,230

Banks 14.3%
American Express Centurion Bank, 0.743%, 11/13/15(a), Series FRN	1,310,000	1,313,433
Bank of America Corp., 1.104%, 03/22/16, MTN(a)	725,000	722,249
Bank of Montreal, 0.800%, 11/06/15, MTN	345,000	344,505
Bank of Montreal, 0.751%, 09/11/15, MTN(a)	1,395,000	1,403,091
Bank of New York Mellon Corp. (The), 5.125%, 08/27/13, MTN	520,000	529,885
Bank of Nova Scotia, 0.792%, 02/10/14(a)	405,000	406,727
BB&T Corp., 1.001%, 04/28/14(a)	285,000	286,674
Branch Banking & Trust Co., 0.600%, 09/13/16(a)	400,000	395,548
Capital One Financial Corp., 1.454%, 07/15/14(a), Series FRN	690,000	697,498
Fifth Third Bank, 0.400%, 05/17/13(a)	1,485,000	1,484,976

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Banks—continued
Goldman Sachs Group, Inc. (The), 1.289%, 11/21/14, MTN(a)	1,250,000	1,256,125
Goldman Sachs Group, Inc. (The), 2.375%, 01/22/18	260,000	263,544
JPMorgan Chase & Co., 0.908%, 02/26/16(a)	725,000	725,422
JPMorgan Chase & Co., 3.150%, 07/05/16	670,000	710,391
Morgan Stanley, 1.538%, 02/25/16(a)	720,000	723,068
PNC Funding Corp., 5.400%, 06/10/14	1,365,000	1,441,035
Royal Bank of Canada, 1.002%, 10/30/14, MTN(a)	625,000	630,479
Toronto-Dominion Bank (The), 0.605%, 07/14/14(a)	255,000	255,667
US Bank NA, 0.585%, 10/14/14(a)	560,000	561,201
Wells Fargo & Co., 3.676%, 06/15/16	1,340,000	1,448,959

		15,600,477

Beverages 2.1%
Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	750,000	758,634
Coca-Cola Refreshments USA, Inc., 5.000%, 08/15/13	1,155,000	1,174,835
PepsiCo, Inc., 0.497%, 02/26/16(a)	395,000	395,231

		2,328,700

Chemicals 1.7%
Dow Chemical Co. (The), 5.900%, 02/15/15	405,000	442,665
Ecolab, Inc., 2.375%, 12/08/14	485,000	498,168
Sherwin-Williams Co. (The), 3.125%, 12/15/14	920,000	957,056

		1,897,889

Commercial Services 0.5%
ERAC USA Finance LLC, 1.400%, 04/15/16(b)	165,000	165,961
ERAC USA Finance LLC, 2.250%, 01/10/14(b)	395,000	399,639

		565,600

Computers 0.6%
Hewlett-Packard Co., 1.250%, 09/13/13	625,000	626,227

	Shares or Principal Amount($)	Value($)
Diversified Financial Services 6.0%
American Honda Finance Corp., 0.680%, 06/18/14(a)(b)	975,000	978,345
Caterpillar Financial Services Corp., 4.625%, 06/01/15	675,000	730,976
Caterpillar Financial Services Corp., 6.125%, 02/17/14, MTN	605,000	635,364
Citigroup, Inc., 5.500%, 04/11/13	762,000	762,888
General Electric Capital Corp., 0.505%, 01/08/16, MTN(a)	1,250,000	1,241,450
Hyundai Capital America, 1.625%, 10/02/15(b)	400,000	402,732
Merrill Lynch & Co., Inc., 5.300%, 09/30/15, Series B, MTN	865,000	947,636
TD AMERITRADE Holding Corp., 4.150%, 12/01/14	310,000	327,029
Woodside Finance Ltd., 4.500%, 11/10/14(b)	455,000	480,209

		6,506,629

Electric 2.6%
Constellation Energy Group, Inc., 4.550%, 06/15/15	410,000	440,693
Duke Energy Corp., 3.950%, 09/15/14	480,000	502,137
NextEra Energy Capital Holdings, Inc., 1.611%, 06/01/14	285,000	287,678
NextEra Energy Capital Holdings, Inc., 2.550%, 11/15/13	500,000	506,047
Nisource Finance Corp., 5.400%, 07/15/14	360,000	380,161
South Carolina Electric & Gas Co., 7.125%, 06/15/13	690,000	699,106

		2,815,822

Food 1.7%
ConAgra Foods, Inc., 1.300%, 01/25/16	540,000	544,267
General Mills, Inc., 5.200%, 03/17/15	485,000	526,858
Kraft Foods Group, Inc., 1.625%, 06/04/15	260,000	264,006
Mondelez International, Inc., 6.750%, 02/19/14	500,000	526,028

		1,861,159

Gas 0.4%
Sempra Energy, 2.000%, 03/15/14	405,000	409,860

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Healthcare-Products 0.7%
St Jude Medical, Inc., 2.200%, 09/15/13	813,000	819,255

Healthcare-Services 1.5%
UnitedHealth Group, Inc., 0.412%, 08/28/14(a)	535,000	534,823
UnitedHealth Group, Inc., 4.875%, 04/01/13	560,000	560,000
WellPoint, Inc., 5.000%, 12/15/14	470,000	503,624

		1,598,447

Holding Companies-Diversified 0.5%
EnCana Holdings Finance Corp., 5.800%, 05/01/14	560,000	589,074

Insurance 4.7%
Allstate Corp. (The), 5.000%, 08/15/14	644,000	681,904
Allstate Life Global Funding Trusts, 5.375%, 04/30/13, MTN	1,250,000	1,255,021
Assurant, Inc., 5.625%, 02/15/14	360,000	374,390
MetLife, Inc., 2.375%, 02/06/14	1,260,000	1,280,087
Metropolitan Life Global Funding I, 1.700%, 06/29/15(b)	220,000	224,651
New York Life Global Funding, 4.650%, 05/09/13(b)	120,000	120,524
Prudential Covered Trust 2012-1, 2.997%, 09/30/15(b)	1,093,500	1,140,111

		5,076,688

Internet 0.4%
Amazon.com, Inc., 0.650%, 11/27/15	480,000	479,421

Iron/Steel 0.2%
Nucor Corp., 5.000%, 06/01/13	220,000	221,639

Media 2.8%
Comcast Corp., 5.300%, 01/15/14	125,000	129,789
Comcast Corp., 5.900%, 03/15/16	440,000	503,430
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.750%, 10/01/14	475,000	502,481
NBCUniversal Enterprise, Inc., 0.817%, 04/15/16(a)(b)	400,000	399,724
Time Warner Cable, Inc., 6.200%, 07/01/13	305,000	309,065

	Shares or Principal Amount($)	Value($)
Media—continued
Time Warner Cable, Inc., 7.500%, 04/01/14	115,000	122,645
Time Warner Cable, Inc., 8.250%, 02/14/14	400,000	425,504
Viacom, Inc., 1.250%, 02/27/15	645,000	649,534

		3,042,172

Mining 1.8%
BHP Billiton Finance USA Ltd., 1.000%, 02/24/15	225,000	227,175
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18(b)	510,000	512,131
Rio Tinto Alcan, Inc., 5.200%, 01/15/14	1,230,000	1,271,708

		2,011,014

Oil & Gas 0.5%
Devon Energy Corp., 5.625%, 01/15/14	500,000	519,536

Pharmaceuticals 1.0%
McKesson Corp., 0.950%, 12/04/15	185,000	185,506
McKesson Corp., 6.500%, 02/15/14	865,000	909,618

		1,095,124

Pipelines 1.4%
Enterprise Products Operating LLC, Series M, 5.650%, 04/01/13	750,000	750,000
Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	365,000	390,634
Spectra Energy Capital LLC, 5.500%, 03/01/14	400,000	416,643

		1,557,277

Retail 0.6%
Nordstrom, Inc., 6.750%, 06/01/14	615,000	658,049

Telecommunication Services 2.4%
BellSouth Corp., 5.200%, 09/15/14	985,000	1,049,186
Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,480,000	1,538,244

		2,587,430

Transportation 0.8%
Burlington Northern Santa Fe LLC, 4.300%, 07/01/13	435,000	439,108

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Transportation—continued
Burlington Northern Santa Fe LLC, 7.000%, 02/01/14	390,000	410,421

		849,529

Total Corporate Bonds (Cost $55,612,824)		55,773,248

Municipal Bond 1.8%
New Jersey 1.8%
New Jersey Economic Development Authority, RB, BAB, 1.280%, 06/15/13(a)	1,923,000	1,923,731

Total Municipal Bond (Cost $1,923,354)		1,923,731

U.S. Government Agency Mortgages 15.5%
Federal Home Loan Mortgage Corporation
Pool #1Q1404, 2.703%, 01/01/37(a)	999,475	1,065,889
Pool #848852, 2.869%, 08/01/37(a)	1,639,461	1,749,695

		2,815,584

Federal National Mortgage Association
Pool #873590, 5.470%, 04/01/13	144,622	144,789
Pool #360500, 6.255%, 09/01/13	2,900,000	2,954,912
Pool #555910, 4.924%, 10/01/13	1,236,936	1,236,779
Pool #387206, 5.500%, 01/01/15	1,266,061	1,339,689
Pool #AD0172, 4.757%, 04/01/16	220,889	241,228
Pool #745935, 5.682%, 08/01/16	1,561,941	1,779,719
Pool #745889, 5.970%, 08/01/16	287,200	323,741
Pool #469408, 0.950%, 11/01/18(a)	2,785,000	2,783,302
Pool #635082, 2.249%, 05/01/32(a)	119,296	126,776

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #995542, 2.632%, 02/01/36(a)	559,936	596,490
Pool #AL0968, 2.741%, 12/01/36(a)	482,923	516,851
Pool #AD0380, 2.683%, 10/01/37(a)	670,021	713,182
Pool #AL0966, 2.633%, 11/01/37(a)	508,022	540,481
Pool #AL0967, 2.696%, 04/01/38(a)	748,389	799,937

		14,097,876

Total U.S. Government Agency Mortgages (Cost $16,710,260)		16,913,460

Money Market Fund 3.2%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%(c)	3,501,421	3,501,421

Total Money Market Fund (Cost $3,501,421)		3,501,421

Total Investments (Cost $110,251,450) — 101.5%		110,837,454
Liabilities in excess of other assets — (1.5)%		(1,613,160)

Net Assets — 100.0%		$109,224,294

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 9.1% of net assets as of March 31, 2013.

(c)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

BAB	—	Build America Bonds
MTN	—	Medium Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Fund

	Shares or Principal Amount($)	Value($)
U.S. Treasury Obligations 98.7%
U.S. Treasury Bonds 15.5%
7.125%, 02/15/23	1,281,000	1,905,887
6.000%, 02/15/26	296,000	421,338
4.500%, 02/15/36	1,565,000	1,987,794
2.750%, 11/15/42	1,972,000	1,827,797

		6,142,816

U.S. Treasury Notes 83.2%
0.500%, 05/31/13	900,000	900,668
0.375%, 03/15/15	7,550,000	7,567,992
0.375%, 11/15/15	6,340,000	6,349,903
1.500%, 06/30/16	7,230,000	7,483,614
1.000%, 03/31/17	5,131,000	5,220,392
2.625%, 08/15/20	4,835,000	5,281,106

		32,803,675

Total U.S. Treasury Obligations (Cost $38,048,066)		38,946,491

	Shares or Principal Amount($)	Value($)
Money Market Fund 1.7%
State Street Institutional Treasury Money Market Fund, Institutional Class, 0.00%(a)	647,958	647,958

Total Money Market Fund (Cost $647,958)		647,958

Total Investments (Cost $38,696,024) — 100.4%		39,594,449
Liabilities in excess of other assets — (0.4)%		(140,440)

Net Assets — 100.0%		$39,454,009

(a)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund

	Shares or Principal Amount($)	Value($)
Asset-Backed Security 0.1%
Student Loan Asset Backed Securities 0.1%
SMS Student Loan Trust, Series 1999-B, Cl A2, 0.541%, 04/30/29(a)	2,184,874	2,180,961

Total Asset-Backed Security (Cost $2,179,527)		2,180,961

Collateralized Mortgage Obligations 28.4%
Agency Collateralized Mortgage Obligations 19.4%
Federal Home Loan Bank
Series Y2-2015, Cl 1, 2.600%, 04/20/15	3,318,629	3,408,936

Federal Home Loan Mortgage Corporation
Series 2840, Cl LJ, 4.250%, 11/15/17	112,242	112,549
Series 3000, Cl FG, 0.503%, 07/15/25(a)	3,772,556	3,778,332
Series 3065, Cl DF, REMIC, 0.583%, 04/15/35(a)	43,083,600	43,274,547
Series 3135, Cl FC, 0.503%, 04/15/26(a)	3,143,856	3,151,071
Series 3232, Cl KF, 0.653%, 10/15/36(a)(b)	5,053,161	5,087,083
Series 3264, Cl FB, 0.573%, 01/15/37(a)	2,925,169	2,936,018
Series 3320, Cl FC, 0.373%, 05/15/37(a)(b)	7,650,940	7,641,537
Series 3450, Cl AF, 0.913%, 05/15/38(a)(b)	2,980,594	3,004,338
Series 3511, Cl FA, 1.203%, 02/15/39(a)(b)	12,274,559	12,421,657
Series 3574, Cl MA, 4.000%, 09/15/21	3,894,617	4,033,012
Series 3593, Cl F, 0.702%, 03/15/36(a)	7,256,806	7,336,072
Series 3792, Cl DF, REMIC, 0.603%, 11/15/40(a)	5,414,928	5,447,298
Series 3812, Cl BE, 2.750%, 09/15/18	8,170,907	8,444,420

		106,667,934

Federal National Mortgage Association
Series 2005-40, Cl FB, 0.454%, 05/25/35(a)	2,776,566	2,778,090
Series 2005-92, Cl UF, 0.554%, 10/25/25(a)	3,461,609	3,469,186
Series 2006-84, Cl FQ, 0.754%, 09/25/36(a)(b)	5,883,792	5,936,134
Series 2007-102, Cl FA, 0.774%, 11/25/37(a)(b)	7,147,365	7,204,379
Series 2007-109, Cl NF, 0.754%, 12/25/37(a)(b)	12,873,220	13,003,909

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2007-2, Cl FM, 0.454%, 02/25/37(a)	2,763,806	2,761,371
Series 2007-30, Cl WF, 0.444%, 04/25/37(a)	16,062,605	16,071,151
Series 2007-4, Cl DF, 0.649%, 02/25/37(a)(b)	2,179,225	2,184,283
Series 2007-54, Cl KF, 0.514%, 06/25/37(a)	7,142,203	7,136,032
Series 2007-88, CI JF, 0.754%, 04/25/37(a)(b)	9,545,992	9,666,634
Series 2008-18, Cl FE, 0.934%, 03/25/38(a)(b)	4,475,112	4,505,301
Series 2009-37, Cl HA, 4.000%, 04/25/19	315,242	334,104
Series 2010-134, Cl BF, 0.634%, 10/25/40(a)	15,299,318	15,365,319
Series 2010-42, Cl AF, 0.804%, 05/25/40(a)	10,036,090	10,117,412
Series 2011-38, Cl AH, 2.750%, 05/25/20	6,146,993	6,352,868
Series 2011-M1, Cl FA, 0.654%, 06/25/21(a)(b)	48,477,297	49,000,076
Series 2012-142, Cl AC, REMIC, 2.000%, 12/25/42	10,000,000	10,302,890
Series 2012-M11, Cl FA, 0.658%, 08/25/19(a)	21,463,665	21,581,673
Series 2012-M9, Cl ASQ2, 1.513%, 12/25/17	6,770,081	6,899,518

		194,670,330

Government National Mortgage Association
Series 2010-66, Cl A, 1.869%, 09/16/27	4,585,082	4,606,975
Series 2010-97, Cl A, 2.321%, 01/16/32	1,749,325	1,771,414

		6,378,389

Mortgage-Linked Amortizing Notes
Series 2012-1, Cl A10, 2.060%, 01/15/22	17,089,797	17,462,987

NCUA Guaranteed Notes
Series 2010-R1, Cl 1A, 0.653%, 10/07/20(a)	13,562,807	13,605,259
Series 2010-R1, Cl 2A, 1.840%, 10/07/20	5,541,853	5,606,138
Series 2010-R2, Cl 1A, 0.573%, 11/06/17(a)	12,575,717	12,626,774
Series 2011-C1, Cl 2A, 0.733%, 03/09/21(a)(b)	27,783,715	27,857,926
Series 2011-R1, Cl 1A, 0.653%, 01/08/20(a)	13,060,144	13,098,932

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Agency Collateralized Mortgage Obligations—continued
Series 2011-R2, Cl 1A, 0.603%, 02/06/20(a)	1,363,907	1,369,022
Series 2011-R4, Cl 1A, 0.583%, 03/06/20(a)	32,947,924	33,020,080
Series 2011-R6, Cl 1A, 0.583%, 05/07/20(a)	16,081,559	16,161,966

		123,346,097

		451,934,673

Agency Collateralized Planned Amortization Class Mortgage Obligations 3.5%
Federal Home Loan Mortgage Corporation
Series 3200, Cl FP, 0.403%, 08/15/36(a)(b)	7,895,848	7,870,116
Series 3925, Cl FD, REMIC, 0.653%, 07/15/40(a)	4,128,004	4,155,570
Series 4080, Cl NF, REMIC, 0.453%, 05/15/32(a)	15,829,113	15,875,065

		27,900,751

Federal National Mortgage Association
Series 2003-73, Cl DF, 0.654%, 10/25/32(a)	4,097,390	4,115,967
Series 2005-42, Cl PF, 0.404%, 05/25/35(a)	4,065,862	4,061,885
Series 2005-57, Cl EG, 0.504%, 03/25/35(a)	3,624,676	3,627,906
Series 2006-123, Cl PF, 0.464%, 01/25/37(a)(b)	10,306,814	10,308,947
Series 2006-79, Cl GF, 0.604%, 08/25/36(a)(b)	22,805,560	22,970,626
Series 2008-24, Cl PF, REMIC, 0.854%, 02/25/38(a)	4,544,932	4,597,872

		49,683,203

Government National Mortgage Association
Series 2009-69, Cl PV, REMIC, 4.000%, 08/20/39	2,688,723	2,851,536

		80,435,490

Commercial Mortgage Backed Securities 5.4%
FDIC Structured Sale Guaranteed Notes
Series 2011-C1, Cl A, 1.840%, 04/25/31(a)(b)(c)	27,246,074	27,548,941

Federal Home Loan Mortgage Corporation
Series K705, Cl A1, 1.626%, 07/25/18	3,164,809	3,240,375

	Shares or Principal Amount($)	Value($)
Commercial Mortgage Backed Securities—continued
Series K706, Cl A1, 1.691%, 06/25/18	2,389,694	2,452,075
Series KF01, Cl A, 0.554%, 04/25/19(a)	18,589,719	18,625,950

		24,318,400

Federal National Mortgage Association
Series 2010-M4, Cl A1, 2.520%, 06/25/20	3,880,340	4,057,773
Series 2012-M13, Cl ASQ1, 1.012%, 08/25/17	4,259,909	4,290,461
Series 2012-M17, Cl ASQ2, 0.953%, 11/25/15	26,000,000	26,228,904
Series 2013-M1, Cl ASQ2, 1.074%, 11/25/16	20,000,000	20,194,800
Series 2013-M2, Cl AFL, 0.554%, 01/25/23(a)	19,645,824	19,645,824

		74,417,762

		126,285,103

Whole Loan Collateral Mortgage Obligations 0.1%
FDIC Structured Sale Guaranteed Notes
Series 2010-L2A, Cl A, 3.000%, 09/30/19(c)	2,322,095	2,371,439

Total Collateralized Mortgage Obligations (Cost $657,172,903)		661,026,705

U.S. Government Agency Mortgages 68.4%
Federal Home Loan Mortgage Corporation
Pool #G14516, 3.500%, 05/01/27(b)	15,276,668	16,119,128
Pool #972122, 2.100%, 06/01/33(a)	42,239	43,365
Pool #847615, 2.557%, 07/01/33(a)(b)	7,029,974	7,525,109
Pool #781028, 2.349%, 11/01/33(a)	4,225,648	4,500,735
Pool #1B8683, 2.901%, 04/01/34(a)(b)	22,326,183	23,849,354
Pool #848744, 2.811%, 05/01/34(a)	29,784,319	31,778,574
Pool #847308, 2.435%, 07/01/34(a)	290,074	307,299
Pool #1B1889, 2.870%, 07/01/34(a)(b)	29,263,011	31,215,464
Pool #848736, 2.772%, 05/01/35(a)(b)	48,438,277	51,558,446

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #848797, 2.769%, 07/01/35(a)	6,445,218	6,876,254
Pool #1L0256, 2.381%, 11/01/35(a)(b)	6,126,464	6,532,197
Pool #1Q0025, 2.718%, 02/01/36(a)	5,794,204	6,164,823
Pool #1H2602, 2.350%, 03/01/36(a)	6,018,091	6,392,995
Pool #1N0169, 2.124%, 07/01/36(a)	779,339	828,671
Pool #1Q1407, 2.399%, 07/01/36(a)(b)	17,694,611	18,870,924
Pool #848747, 2.919%, 07/01/36(a)	28,772,284	30,876,405
Pool #848795, 2.827%, 10/01/36(a)	2,989,473	3,203,005
Pool #848569, 2.553%, 11/01/36(a)(b)	24,122,916	25,585,272
Pool #848133, 3.597%, 11/01/36(a)	2,225,216	2,375,709
Pool #1G2585, 3.199%, 12/01/36(a)	176,247	188,596
Pool #1Q1404, 2.703%, 01/01/37(a)	19,128,342	20,399,397
Pool #1J0331, 2.882%, 03/01/37(a)	910,481	980,779
Pool #1Q1195, 2.629%, 05/01/37(a)(b)	24,933,994	26,621,734
Pool #848796, 2.794%, 05/01/37(a)(b)	47,846,052	51,089,376
Pool #1Q1282, 2.275%, 07/01/37(a)	5,638,460	6,017,734
Pool #1N1664, 2.593%, 07/01/37(a)	5,990,583	6,405,078
Pool #1J0533, 2.901%, 07/01/37(a)	34,187	36,650
Pool #848852, 2.869%, 08/01/37(a)	35,027,488	37,382,666
Pool #1Q0652, 2.378%, 02/01/38(a)	2,966,511	3,152,214
Pool #1Q1405, 3.829%, 04/01/39(a)	6,999,036	7,502,880
Pool #1Q1420, 3.394%, 09/01/39(a)	27,058,996	28,918,469
Pool #1B4755, 3.512%, 06/01/40(a)(b)	8,229,344	8,717,094

		472,016,396

Federal National Mortgage Association
Pool #555317, 4.804%, 04/01/13	310,977	311,324

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #873590, 5.470%, 04/01/13	356,735	357,145
Pool #555505, 4.636%, 05/01/13	176,554	175,660
Pool #386287, 4.115%, 06/01/13	8,266,102	8,265,208
Pool #555648, 4.700%, 06/01/13	49,979	50,193
Pool #873612, 5.770%, 06/01/13	1,307,070	1,308,572
Pool #386424, 4.190%, 07/01/13	123,256	123,242
Pool #461110, 4.616%, 07/01/13	556,837	553,526
Pool #386441, 4.220%, 08/01/13	21,579	21,577
Pool #735065, 4.491%, 08/01/13	190,699	190,091
Pool #360500, 6.255%, 09/01/13	36,285,000	36,972,066
Pool #555910, 4.924%, 10/01/13(b)	5,289,752	5,289,083
Pool #555806, 5.138%, 10/01/13	2,378,318	2,364,131
Pool #555850, 4.813%, 11/01/13	522,634	524,369
Pool #725324, 5.416%, 11/01/13	895,696	895,545
Pool #AD0192, 4.715%, 01/01/14	2,874,631	2,874,364
Pool #386742, 4.870%, 01/01/14	4,690,326	4,769,409
Pool #386802, 4.900%, 01/01/14	4,630,689	4,677,061
Pool #958216, 5.370%, 01/01/14	2,918,765	2,951,968
Pool #958368, 4.710%, 03/01/14	13,160,516	13,384,301
Pool #386925, 4.360%, 04/01/14	422,040	430,905
Pool #958806, 3.850%, 05/01/14	943,816	964,790
Pool #958789, 3.920%, 06/01/14	8,228,295	8,435,776
Pool #462846, 4.150%, 07/01/14	1,797,314	1,850,451
Pool #AD0173, 3.925%, 08/01/14	1,647,462	1,680,920
Pool #735028, 5.754%, 09/01/14	5,192,828	5,423,173

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #735387, 4.907%, 04/01/15	140,881	151,023
Pool #387352, 5.160%, 04/01/15	227,671	242,406
Pool #735953, 4.997%, 08/01/15	23,408	25,449
Pool #462011, 5.155%, 08/01/15	116,205	124,323
Pool #465949, 2.040%, 09/01/15	9,706,601	9,765,545
Pool #465821, 2.900%, 09/01/15	1,055,402	1,101,873
Pool #387590, 4.900%, 09/01/15	1,982,568	2,124,986
Pool #462018, 5.365%, 09/01/15	444,131	476,420
Pool #466111, 2.030%, 10/01/15	11,310,000	11,411,848
Pool #465952, 2.040%, 10/01/15	8,461,101	8,537,477
Pool #465951, 2.040%, 10/01/15	6,692,655	6,753,067
Pool #466109, 2.190%, 10/01/15	12,895,215	13,306,992
Pool #466534, 2.040%, 11/01/15	1,240,000	1,282,262
Pool #745100, 4.849%, 11/01/15	7,138,143	7,695,157
Pool #462085, 5.315%, 11/01/15	4,725,180	5,210,424
Pool #387740, 5.245%, 12/01/15	1,163,492	1,260,603
Pool #467123, 2.760%, 01/01/16	12,500,000	13,084,827
Pool #467141, 2.780%, 01/01/16	6,902,253	7,233,538
Pool #467080, 3.090%, 01/01/16	15,070,000	15,894,378
Pool #745504, 5.135%, 02/01/16(b)	11,454,476	12,671,367
Pool #745530, 5.273%, 04/01/16	128,473	142,291
Pool #467607, 3.090%, 05/01/16	4,996,360	5,294,207
Pool #745727, 5.261%, 05/01/16	4,774,763	5,170,396
Pool #380240, 6.590%, 05/01/16	864,694	867,231
Pool #468647, 2.260%, 07/01/16(b)	17,930,000	18,679,545

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #462237, 5.525%, 07/01/16	158,730	174,576
Pool #745764, 5.724%, 07/01/16	459,040	516,384
Pool #468795, 2.470%, 08/01/16	15,200,000	15,948,693
Pool #463420, 4.050%, 09/01/16	6,396,318	6,670,257
Pool #888015, 5.540%, 11/01/16	528,739	585,347
Pool #469673, 2.080%, 12/01/16	5,135,000	5,342,316
Pool #470340, 2.090%, 01/01/17	4,569,536	4,757,299
Pool #735745, 4.992%, 01/01/17	79,332	83,847
Pool #874903, 5.520%, 05/01/17	977,896	1,079,084
Pool #888969, 5.933%, 11/01/17	3,092,976	3,510,020
Pool #467288, 2.800%, 03/01/18	1,081,486	1,159,052
Pool #469334, 0.630%, 10/01/18(a)	12,790,000	12,782,537
Pool #469482, 1.030%, 10/01/18(a)	13,420,000	13,411,915
Pool #469408, 0.950%, 11/01/18(a)(b)	38,075,000	38,051,783
Pool #AM1828, 0.500%, 12/01/19(a)	17,500,000	17,653,433
Pool #466804, 0.780%, 12/01/20(a)	13,370,000	13,368,806
Pool #470556, 0.900%, 12/01/20(a)	21,070,000	21,182,015
Pool #469386, 0.820%, 10/01/21(a)(b)	30,015,000	30,052,297
Pool #469856, 0.990%, 12/01/21(a)(b)	17,690,000	17,707,816
Pool #AM0400, 0.680%, 08/01/22(a)	17,500,000	17,512,934
Pool #AM1102, 0.495%, 10/01/22(a)	26,750,000	26,775,812
Pool #AM1444, 0.465%, 11/01/22(a)	13,185,116	13,197,771
Pool #MA1241, 2.500%, 11/01/22	14,009,919	14,672,671
Pool #AM1796, 0.500%, 12/01/22(a)	19,834,551	19,855,176
Pool #AM2224, 0.530%, 01/01/23(a)	15,074,034	15,088,981

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund — continued

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AM2292, 0.550%, 01/01/23(a)	37,669,309	37,969,177
Pool #AP6765, 2.500%, 09/01/27	5,122,213	5,319,704
Pool #AP6769, 2.500%, 09/01/27	2,439,969	2,534,045
Pool #AP6771, 2.500%, 10/01/27	2,966,639	3,081,021
Pool #MA0949, 3.500%, 01/01/32	12,783,653	13,651,343
Pool #635082, 2.249%, 05/01/32(a)	135,728	144,238
Pool #604921, 2.199%, 10/01/32(a)	106,251	112,943
Pool #671993, 2.482%, 12/01/32(a)	14,541	14,794
Pool #AE0044, 1.920%, 03/01/33(a)	2,652,851	2,863,879
Pool #689966, 2.260%, 04/01/33(a)	906,372	966,534
Pool #555468, 2.522%, 05/01/33(a)	254,315	270,388
Pool #711466, 2.880%, 05/01/33(a)	31,873	31,954
Pool #733703, 2.729%, 08/01/33(a)	3,555,902	3,788,836
Pool #555756, 4.648%, 08/01/33(a)	2,634,723	2,812,267
Pool #386320, 4.550%, 10/01/33	180,920	184,060
Pool #725126, 2.877%, 12/01/33(a)	2,367,749	2,506,113
Pool #793025, 2.064%, 07/01/34(a)	629,412	673,262
Pool #AL0222, 2.332%, 07/01/34(a)	18,521,836	19,677,668
Pool #801510, 2.033%, 08/01/34(a)	1,796,150	1,889,516
Pool #794939, 1.760%, 10/01/34(a)	28,351	29,286
Pool #745707, 2.750%, 12/01/34(a)	13,393,294	14,270,046
Pool #AD0064, 2.091%, 01/01/35(a)	16,161,328	17,122,102
Pool #805338, 2.280%, 01/01/35(a)	163,828	173,150
Pool #813718, 2.319%, 01/01/35(a)	12,548,572	13,411,340
Pool #809384, 2.340%, 01/01/35(a)	407,929	436,261

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #809772, 2.334%, 02/01/35(a)(b)	295,825	310,839
Pool #820598, 1.951%, 03/01/35(a)	792,529	832,755
Pool #814686, 2.101%, 03/01/35(a)	205,400	210,406
Pool #735545, 2.479%, 03/01/35(a)	4,465,293	4,762,255
Pool #995609, 2.898%, 04/01/35(a)	3,436,390	3,673,220
Pool #822302, 2.724%, 05/01/35(a)	5,534,492	5,917,331
Pool #821373, 2.607%, 06/01/35(a)	993,910	1,047,197
Pool #735766, 2.234%, 07/01/35(a)	1,170,844	1,262,081
Pool #735810, 3.216%, 08/01/35(a)	1,622,501	1,725,521
Pool #817467, 2.038%, 09/01/35(a)	4,072,750	4,363,362
Pool #829334, 2.668%, 09/01/35(a)	96,690	103,372
Pool #AL0505, 2.671%, 11/01/35(a)	15,908,555	16,958,834
Pool #AD0377, 2.092%, 01/01/36(a)	3,241,156	3,431,057
Pool #995540, 2.314%, 01/01/36(a)(b)	10,902,479	11,626,786
Pool #888722, 2.561%, 01/01/36(a)	3,184,144	3,347,921
Pool #995542, 2.632%, 02/01/36(a)	6,629,640	7,062,438
Pool #AL2202, 2.718%, 06/01/36(a)	15,537,264	16,600,262
Pool #AL0854, 2.746%, 06/01/36(a)	9,834,418	10,476,715
Pool #AL1535, 2.938%, 06/01/36(a)(b)	25,720,279	27,572,781
Pool #AE0329, 2.947%, 06/01/36(a)	2,563,313	2,709,430
Pool #888859, 2.728%, 10/01/36(a)(b)	1,193,135	1,261,094
Pool #745975, 2.270%, 11/01/36(a)	3,631,769	3,877,225
Pool #903166, 2.417%, 11/01/36(a)	3,329,159	3,557,114
Pool #AA3517, 2.597%, 11/01/36(a)	9,200,871	9,787,465
Pool #917290, 2.684%, 11/01/36(a)	4,205,299	4,481,435

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #909313, 2.193%, 12/01/36(a)	2,022,134	2,141,503
Pool #AL0968, 2.741%, 12/01/36(a)	25,267,773	27,042,983
Pool #905857, 2.849%, 12/01/36(a)	189,085	202,975
Pool #906216, 2.562%, 01/01/37(a)	2,588,001	2,776,400
Pool #888180, 2.591%, 01/01/37(a)	3,807,511	4,019,120
Pool #535990, 2.391%, 04/01/37(a)	901,321	964,725
Pool #AA3518, 2.575%, 05/01/37(a)	11,980,973	12,735,520
Pool #AL0872, 2.129%, 07/01/37(a)	5,151,654	5,469,659
Pool #AL0960, 2.728%, 07/01/37(a)(b)	26,062,843	27,795,500
Pool #995059, 2.819%, 08/01/37(a)	2,433,721	2,608,101
Pool #AL1306, 2.728%, 09/01/37(a)	10,828,412	11,545,416
Pool #AE0427, 2.638%, 10/01/37(a)	9,537,731	10,203,293
Pool #AD0380, 2.683%, 10/01/37(a)	12,745,703	13,566,749
Pool #AE0332, 2.579%, 11/01/37(a)	8,603,638	9,135,054
Pool #AL0966, 2.633%, 11/01/37(a)	8,063,834	8,579,060
Pool #AL0967, 2.696%, 04/01/38(a)	23,712,703	25,346,008
Pool #AL0270, 3.227%, 08/01/38(a)	19,918,713	20,972,136
Pool #AE0107, 3.482%, 10/01/38(a)	4,864,398	5,218,978
Pool #AE0279, 3.151%, 11/01/38(a)	2,054,401	2,199,566
Pool #AE0057, 3.245%, 02/01/39(a)	8,141,545	8,705,124
Pool #AL1303, 3.395%, 02/01/39(a)(b)	19,506,001	20,563,676

	Shares or Principal Amount($)	Value($)
U.S. Government Agency Mortgages—continued
Pool #AE0066, 2.294%, 09/01/39(a)(b)	24,897,500	26,575,984
Pool #725874, 2.352%, 09/01/39(a)	108,555	115,432
Pool #AM2923, 0.054%, 04/05/63(d)	17,335,000	17,345,834

		1,121,214,926

NCUA Guaranteed Notes Trust 2010-A1
Series 2010-A1, Cl A, 0.553%, 12/07/20(a)	2,683,197	2,690,925

Total U.S. Government Agency Mortgages (Cost $1,570,273,617)		1,595,922,247

Money Market Fund 3.4%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%(e)	78,785,547	78,785,547

Total Money Market Fund (Cost $78,785,547)		78,785,547

Total Investments (Cost $2,308,411,594) — 100.3%		2,337,915,460
Liabilities in excess of other assets — (0.3)%		(6,002,391)

Net Assets — 100.0%		$2,331,913,069

(a)	Variable or floating rate security. Rate disclosed is as of March 31, 2013.
(b)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s investment adviser/subadviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 1.3% of net assets as of March 31, 2013.
(d)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.
(e)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

REMIC — Real Estate Mortgage Investment Conduit

Open Futures Contracts

At March 31, 2013, the Fund’s open futures contracts was as follows:

Description	Position	Notional Amount	Expiration Month	Contracts	Unrealized Depreciation
U.S. Treasury 5 Year Note	Short	$(24,720,632)	June 2013	200	$(90,306)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Virginia Intermediate Municipal Bond Fund

	Shares or Principal Amount($)	Value($)
Municipal Bonds 95.6%
Alabama 0.4%
Birmingham, Series A, GO, 0.000%, 03/01/32(a)(b)	645,000	595,903

California 2.6%
California State, GO, 5.000%, 02/01/20	1,945,000	2,352,419
California State, GO, 5.000%, 02/01/38	1,460,000	1,616,571

		3,968,990

District of Columbia 4.9%
Metropolitan Washington D.C. Airports Authority, Airport System, Series A, RB, 5.000%, 10/01/29	2,500,000	2,888,725
Metropolitan Washington D.C. Airports Authority, Airport System, Series B, RB, 5.000%, 10/01/26, BHAC	2,175,000	2,528,894
Washington D.C. Metropolitan Area Transit Authority, Gross Revenue, Series A, RB, 5.125%, 07/01/32	2,000,000	2,235,920

		7,653,539

Georgia 1.6%
Municipal Electric Authority of Georgia, RB, 5.000%, 01/01/30	2,155,000	2,485,642

New Jersey 0.7%
New Jersey Economic Development Authority, RB, 5.000%, 03/01/28	1,010,000	1,151,531

North Carolina 0.7%
North Carolina State Capital Facilities Finance Agency, Educational Facilities, RB, 5.000%, 05/01/32	1,030,000	1,107,198

Virginia 84.7%
Arlington County, GO, 5.000%, 03/15/15, State Aid Withholding(c)	4,500,000	4,911,975
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, NATL-RE(c)	1,890,000	2,123,264
Fairfax County, Series A, GO, 5.000%, 04/01/20, State Aid Withholding	2,000,000	2,494,160

	Shares or Principal Amount($)	Value($)
Virginia—continued
Fairfax County Economic Development Authority, 5.000%, 04/01/36	1,500,000	1,669,305
Fairfax County Economic Development Authority, RB, 5.000%, 08/01/22(c)	3,700,000	4,420,871
Fairfax County Economic Development Authority, RB, 5.000%, 04/01/31	1,885,000	2,117,892
Fairfax County Economic Development Authority, RB, 5.000%, 04/01/32	1,840,000	2,062,401
Fairfax County Economic Development Authority, Lease Revenue, RB, 5.000%, 05/15/18	2,860,000	3,407,318
Fairfax County Industrial Development Authority, RB, 5.000%, 05/15/37	1,000,000	1,132,200
Fauquier County, GO, 5.000%, 07/01/19, Pre-refunded 07/01/2016 @ 100, NATL-RE	2,100,000	2,403,555
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, NATL-RE	2,855,000	3,099,788
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23	1,060,000	1,245,966
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/24	2,425,000	2,836,353
Hanover County Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, NATL-RE(c)	4,845,000	5,366,758
Henrico County Economic Development Authority, RB, 3.000%, 06/01/18	1,790,000	1,809,242
Henrico County Economic Development Authority, RB, 5.000%, 06/01/25	770,000	827,380
Henrico County Economic Development Authority, RB, 5.000%, 11/01/30(b)	850,000	950,156
Henrico County VA Water & Sewer Revenue, RB, 5.000%, 05/01/20	1,945,000	2,426,076

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Virginia Intermediate Municipal Bond Fund — continued

	Shares or Principal Amount($)	Value($)
Virginia—continued
Isle County Wight, GO, 5.000%, 07/01/37, State Aid Withholding	1,200,000	1,385,364
James City County Economic Development Authority, Public Facility Project, RB, 5.000%, 06/15/21, AGM	2,215,000	2,571,305
Loudoun County Industrial Development Authority, Series A, RB, 5.000%, 06/01/31	2,000,000	2,264,760
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/21	2,460,000	3,084,225
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, AGM	2,225,000	2,549,516
Newport News, GO, 5.250%, 07/01/15, State Aid Withholding(c)	3,000,000	3,326,040
Norfolk Economic Development Authority, Health Care Facilities, Series B, RB, 5.000%, 11/01/25	1,000,000	1,183,730
Norfolk Economic Development Authority, Health Care Facilities, Series B, RB, 5.000%, 11/01/36	2,000,000	2,256,480
Pittsylvania County, GO, 5.000%, 03/01/21	1,000,000	1,201,760
Pittsylvania County, Series B, GO, 5.000%, 03/01/22	1,000,000	1,188,040
Portsmouth, Series D, GO, 5.000%, 07/15/23	1,250,000	1,499,363
Richmond, GO, 5.000%, 07/15/24, Pre-refunded 07/15/2016 @ 100, AGM	1,435,000	1,646,304
Richmond, Series B, GO, 5.000%, 07/15/18	2,000,000	2,407,700
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795,000	2,005,428
Roanoke, Series B, GO, 5.000%, 02/01/24, Pre-refunded 02/01/2015 @ 101, State Aid Withholding	2,500,000	2,738,300

	Shares or Principal Amount($)	Value($)
Virginia—continued
Roanoke Economic Development Authority, Hospital Revenue, RB, 5.000%, 07/01/27	1,000,000	1,137,190
Smyth County Industrial Development Authority, Mountain States Health Alliance, RB, 5.000%, 07/01/23	1,000,000	1,101,760
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, MSF(c)	4,420,000	4,714,505
Virginia Beach, Public Improvement, Series C, GO, 5.000%, 09/15/16	2,325,000	2,680,190
Virginia College Building Authority, RB, 5.000%, 09/01/19	1,000,000	1,221,350
Virginia College Building Authority, Educational Facilities Project, Series B, RB, 5.000%, 03/01/21	1,250,000	1,550,125
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, MSF(c)	3,950,000	4,729,137
Virginia College Building Authority, Public Higher Educational Financing Program, Series A, RB, 5.000%, 09/01/17, State Aid Withholding(c)	3,000,000	3,427,800
Virginia College Building Authority, Public Higher Educational Financing Program, Series A, RB, 5.000%, 09/01/27(c)	4,000,000	4,676,040
Virginia Commonwealth University, Health System Authority, RB, 5.000%, 07/01/30	1,460,000	1,658,399
Virginia Housing Development Authority, Commonwealth Mortgage, Series A-1, RB, 3.650%, 01/01/18, GO of Authority	1,205,000	1,317,728

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS    March 31, 2013

Virginia Intermediate Municipal Bond Fund — concluded

	Shares or Principal Amount($)	Value($)
Virginia—continued
Virginia Housing Development Authority, Commonwealth Mortgage, Series E, RB, 6.000%, 07/01/25, GO of Authority(c)	2,310,000	2,618,223
Virginia Public Building Authority Facilities, Series A, RB, 5.000%, 08/01/26	2,500,000	2,994,500
Virginia Public Building Authority Facilities, Series B, RB, 5.000%, 08/01/20, ST APPROP(c)	4,000,000	4,872,760
Virginia Public School Authority, School Financing, RB, 5.000%, 07/15/26, State Aid Withholding	2,000,000	2,348,120
Virginia Resources Authority Clean Water, Revolving Fund, RB, 5.000%, 10/01/16	2,030,000	2,340,001
Virginia Resources Authority Infrastructure, Pooled Financing Program, Series A, RB, 5.000%, 11/01/18(c)	2,775,000	3,375,982
Virginia Small Business Financing Authority, AMT, RB, 5.000%, 07/01/34	3,000,000	3,085,500
Virginia State, Series A, GO, 5.000%, 06/01/19, Pre-refunded 06/01/2014 @ 100(c)	3,170,000	3,345,491
Winchester, GO, 5.000%, 11/01/18, Pre-refunded 11/01/2015 @ 100, NATL-RE/FGIC	2,000,000	2,237,840

		132,045,616

Total Municipal Bonds (Cost $138,987,548)		149,008,419

	Shares or Principal Amount($)	Value($)
Money Market Fund 4.0%
Federated Virginia Municipal Cash Trust, Institutional Share, 0.01%(d)	6,207,605	6,207,605

Total Money Market Fund (Cost $6,207,605)		6,207,605

Total Investments (Cost $145,195,153) — 99.6%		155,216,024
Other assets in excess of liabilities — 0.4%		668,545

Net Assets — 100.0%		$155,884,569

(a)	Step bond. The rate shown is the rate in effect as of March 31, 2013.

(b)	All or a portion of this security has been purchased on a when-issued or delayed-delivery basis.

(c)	All or a portion of this security has been segregated, or otherwise earmarked, in connection with obligations for when-issued or delayed-delivery purchase commitments.

(d)	Rate disclosed, the 7 day net yield, is as of March 31, 2013.

Investment Abbreviations

AGM	—	Security guaranteed by Assured Guaranty Municipal Corporation
AMBAC	—	Security guaranteed by American Municipal Bond Assurance Corporation
AMT	—	Income subject to Alternative Minimum Tax
BHAC	—	Security guaranteed by Berkshire Hathaway Assurance Corporation
FGIC	—	Security guaranteed by Financial Guaranty Insurance Company
GO	—	General Obligation
MSF	—	Mandatory Sinking Fund
NATL-RE	—	Reinsurance provided by National Public Finance Guarantee Corporation
RB	—	Revenue Bond
ST APPROP	—	State Appropriation

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Assets:
Total Investments, at Cost	$410,204,247	$68,868,736	$147,762,560	$62,460,924	$948,451,274

Total Investments, at Value*	$419,762,639	$71,872,247	$156,375,192	$67,555,541	$988,052,705
Cash	9,043	10,136	—	—	4,984,845
Interest and Dividends Receivable	1,865,735	681,427	1,613,315	720,214	14,849,042
Securities Lending Income Receivable	3,346	4	—	—	12,222
Receivable for Capital Shares Issued	378,319	96,975	72,801	205,468	1,171,205
Receivable for Investment Securities Sold	760,017	—	2,522,781	—	27,558,131
Receivable for Investment Securities Sold on a When-issued Basis	—	—	—	2,243,120	15,120,916
Receivable from Investment Adviser	—	1,118	—	4,128	27,330
Prepaid Expenses and Other Assets	30,163	25,985	9,675	17,402	39,303

Total Assets	422,809,262	72,687,892	160,593,764	70,745,873	1,051,815,699

Liabilities:
Payable for Investment Securities Purchased	11,030,099	—	3,045,614	—	182,869
Payable for Investment Securities Purchased on a When-issued Basis	14,022,370	730,510	4,384,898	4,065,540	50,057,430
Payable for Capital Shares Redeemed	1,105,206	465,643	31,656	287,164	1,975,983
Payable Upon Return of Securities Loaned	—	—	—	—	70,317,458
Income Distributions Payable	147,730	16,072	322,994	92,017	644,861
Investment Advisory Fees Payable	82,709	24,569	64,888	27,624	422,456
Compliance and Fund Services Fees Payable	8,292	1,275	2,577	1,032	15,660
Distribution and Service Fees Payable	7,520	14,808	569	1,426	40,043
Other Accrued Expenses	128,811	27,650	21,124	16,919	327,147

Total Liabilities	26,532,737	1,280,527	7,874,320	4,491,722	123,983,907

Total Net Assets	$396,276,525	$71,407,365	$152,719,444	$66,254,151	$927,831,792

Net Assets Consist of:
Capital	$383,175,710	$66,841,808	$145,490,615	$60,937,288	$881,394,310
Accumulated Net Investment Income (Loss)	(562,821)	(192,954)	190,650	(7,143)	(350,046)
Accumulated Net Realized Gain (Loss) from Investments and Swap Transactions	4,105,244	1,755,000	(1,574,453)	229,389	7,186,097
Net Unrealized Appreciation on Investments	9,558,392	3,003,511	8,612,632	5,094,617	39,601,431

Net Assets	$396,276,525	$71,407,365	$152,719,444	$66,254,151	$927,831,792

Net Assets:
I Shares	$370,454,729	$51,828,419	$148,153,006	$54,891,567	$784,870,338
A Shares	20,686,744	4,020,485	4,566,438	11,362,584	119,005,867
C Shares	—	15,558,461	—	—	—
R Shares	5,135,052	—	—	—	23,955,587
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	33,192,934	5,571,194	13,743,657	4,535,717	107,235,455
A Shares	1,853,720	430,062	422,929	938,526	16,246,538
C Shares	—	1,672,473	—	—	—
R Shares	459,779	—	—	—	3,271,523
Net Asset Value and Redemption Price Per Share:
I Shares	$11.16	$9.30	$10.78	$12.10	$7.32
A Shares	11.16	9.35	10.80	12.11	7.32
C Shares(a)	—	9.30	—	—	—
R Shares	11.17	—	—	—	7.32
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$11.72	$9.82	$11.34	$12.71	$7.69
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%

*	Investments include securities on loan of $-, $-, $-, $-, $68,530,873, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Assets:
Total Investments, at Cost	$925,739,489	$978,753,499	$9,318,898	$17,540,584	$49,546,412

Total Investments, at Value*	$944,880,807	$1,033,537,111	$9,360,817	$17,958,404	$51,729,888
Cash	25,186	—	—	—	—
Interest and Dividends Receivable	4,025,228	10,857,147	1,236	51,070	596,589
Securities Lending Income Receivable	11,797	—	—	—	—
Receivable for Capital Shares Issued	303,500	710,168	—	394	161
Receivable for Investment Securities Sold	12,410,911	13,938,572	—	—	1,188,462
Receivable for Investment Securities Sold on a When-issued Basis	—	12,629,087	—	1,130,414	—
Receivable from Investment Adviser	—	1,668	38	4,038	—
Prepaid Expenses and Other Assets	38,525	28,906	4,903	17,578	8,563

Total Assets	961,695,954	1,071,702,659	9,366,994	19,161,898	53,523,663

Liabilities:
Payable for Investment Securities Purchased	—	10,711,872	—	304,531	1,294,337
Payable for Investment Securities Purchased on a When-issued Basis	2,740,163	38,384,624	—	1,643,670	195,639
Payable for Capital Shares Redeemed	3,184,050	2,111,703	—	22,701	2,413
Payable Upon Return of Securities Loaned	2,034,885	—	—	—	—
Income Distributions Payable	676,083	642,520	1,318	3,101	95,379
Investment Advisory Fees Payable	201,472	422,791	795	7,523	21,998
Compliance and Fund Services Fees Payable	16,829	17,173	158	315	874
Distribution and Service Fees Payable	2,147	9,409	—	5,530	116
Other Accrued Expenses	214,448	273,513	7,314	12,673	11,688

Total Liabilities	9,070,077	52,573,605	9,585	2,000,044	1,622,444

Total Net Assets	$952,625,877	$1,019,129,054	$9,357,409	$17,161,854	$51,901,219

Net Assets Consist of:
Capital	$920,060,378	$959,176,509	$10,775,285	$29,015,517	$48,593,963
Accumulated Net Investment (Loss)	(1,172,775)	(227,700)	(1,856)	(19,256)	(63,078)
Accumulated Net Realized Gain (Loss) from Investments Transactions	14,596,956	5,396,633	(1,457,939)	(12,252,227)	1,186,858
Net Unrealized Appreciation on Investments	19,141,318	54,783,612	41,919	417,820	2,183,476

Net Assets	$952,625,877	$1,019,129,054	$9,357,409	$17,161,854	$51,901,219

Net Assets:
I Shares	$942,715,325	$982,171,456	$9,357,409	$8,851,318	$50,991,110
A Shares	9,878,109	36,957,598	—	2,271,137	910,109
C Shares	—	—	—	6,039,399	—
R Shares	32,443	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	91,479,332	78,869,408	952,356	793,069	4,774,969
A Shares	958,195	2,964,231	—	203,912	85,439
C Shares	—	—	—	541,132	—
R Shares	3,148	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.31	$12.45	$9.83	$11.16	$10.68
A Shares	10.31	12.47	—	11.14	10.65
C Shares(a)	—	—	—	11.16	—
R Shares	10.30 (b)	—	—	—	—
Offering Price Per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$10.82	$13.09	$—	$11.43	$11.18
Maximum Sales Charge — A Shares	4.75%	4.75%	—	2.50%	4.75%

*	Investments include securities on loan of $1,990,752, $-, $-, $-, $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

(b)	Net asset value calculations reflect fractional shares and dollar amounts.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Short-Term U.S. Treasury Securities Fund
Assets:
Total Investments, at Cost	$6,680,548,137	$1,873,954,199	$81,661,226	$15,736,857	$12,011,003

Total Investments, at Value*	$6,752,924,242	$1,992,285,818	$83,022,282	$15,858,907	$12,115,453
Cash	—	6,851,076	174	—	—
Interest and Dividends Receivable	21,615,559	30,226,228	406,108	135,686	60,952
Securities Lending Income Receivable	—	18,359	—	—	—
Receivable for Capital Shares Issued	26,779,440	2,431,253	39,467	284	46,688
Receivable for Investment Securities Sold	5,462,581	6,627,398	1,444,886	—	—
Receivable for Investment Securities Sold on a When-issued Basis	35,015,672	11,920,717	—	—	—
Receivable from Investment Adviser	—	—	—	6,558	5,697
Prepaid Expenses and Other Assets	78,042	61,568	29,420	16,276	24,375

Total Assets	6,841,875,536	2,050,422,417	84,942,337	16,017,711	12,253,165

Liabilities:
Payable for Investment Securities Purchased	23,047,095	—	419,099	498,268	—
Payable for Investment Securities Purchased on a When-issued Basis	877,780,857	70,074,077	1,246,363	689,606	—
Payable for Capital Shares Redeemed	7,578,683	5,396,642	263,514	—	12,931
Payable Upon Return of Securities Loaned	—	99,836,835	—	—	—
Income Distributions Payable	9,028,543	6,094,936	76,782	589	568
Investment Advisory Fees Payable	1,964,642	673,381	29,372	4,287	3,660
Compliance and Fund Services Fees Payable	81,439	35,126	2,039	224	221
Distribution and Service Fees Payable	55,084	16,512	2,444	465	3,204
Other Accrued Expenses	1,959,452	439,507	24,157	8,715	10,636

Total Liabilities	921,495,795	182,567,016	2,063,770	1,202,154	31,220

Total Net Assets	$5,920,379,741	$1,867,855,401	$82,878,567	$14,815,557	$12,221,945

Net Assets Consist of:
Capital	$5,901,509,869	$1,722,093,646	$83,633,508	$14,618,270	$12,101,215
Accumulated Net Investment Income (Loss)	23,943	(407,000)	(1,347)	(1,452)	(100)
Accumulated Net Realized Gain (Loss) from Investments, Futures and Swap Transactions	(53,530,176)	27,837,136	(2,114,650)	76,689	16,380
Net Unrealized Appreciation on Investments	72,376,105	118,331,619	1,361,056	122,050	104,450

Net Assets	$5,920,379,741	$1,867,855,401	$82,878,567	$14,815,557	$12,221,945

Net Assets:
I Shares	$5,780,846,613	$1,792,767,681	$78,383,970	$11,121,272	$3,339,159
A Shares	99,040,042	72,702,612	2,069,431	3,694,285	2,106,723
C Shares	40,493,086	—	2,425,166	—	6,776,063
R Shares	—	2,385,108	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	638,033,161	174,665,802	7,838,129	1,111,400	337,387
A Shares	10,931,479	7,245,058	206,380	369,220	213,111
C Shares	4,468,148	—	241,966	—	686,037
R Shares	—	232,508	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$9.06	$10.26	$10.00	$10.01	$9.90
A Shares	9.06	10.03	10.03	10.01	9.89
C Shares(a)	9.06	—	10.02	—	9.88
R Shares	—	10.26	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$9.29	$10.53	$10.29	$10.27	$10.14
Maximum Sales Charge — A Shares	2.50%	4.75%	2.50%	2.50%	2.50%

*	Investments include securities on loan of $-, $97,487,700, $ -, $ -, $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

RIDGEWORTH FUNDS    March 31, 2013

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Assets:
Total Investments, at Cost	$1,421,442,228	$110,251,450	$38,696,024	$2,308,411,594	$145,195,153

Total Investments, at Value*	$1,451,794,853	$110,837,454	$39,594,449	$2,337,915,460	$155,216,024
Cash	223,030	28	—	—	—
Cash Collateral on Deposit at Broker	—	—	—	1,451,308	—
Interest and Dividends Receivable	6,379,298	545,115	123,480	4,638,778	1,701,885
Appreciated Swap Contracts, at Value	98,777	—	—	—	—
Securities Lending Income Receivable	15,301	—	—	—	—
Receivable for Capital Shares Issued	3,158,013	4,393	79,239	1,177,912	27,575
Receivable for Investment Securities Sold	4,365,450	109,704	—	8,776,397	—
Receivable for Investment Securities Sold on a When-issued Basis	1,657,312	—	—	93,463,281	—
Unrealized Appreciation on Forward Foreign Currency Contracts	882,410	—	—	—	—
Receivable from Investment Adviser	111,536	—	2,128	—	—
Prepaid Expenses and Other Assets	65,955	16,387	17,661	106,292	9,842

Total Assets	1,468,751,935	111,513,081	39,816,957	2,447,529,428	156,955,326

Liabilities:
Payable for Investment Securities Purchased	24,998,168	1,807,376	290,420	—	—
Payable for Investment Securities Purchased on a When-issued Basis	55,739,104	—	—	110,336,459	586,918
Payable for Credit Default Swap Contracts, at Value	1,622,936	—	—	—	—
Depreciated Swap Contracts, at Value	4,033,600	—	—	—	—
Payable for Capital Shares Redeemed	1,383,103	394,672	28,673	3,676,550	63,620
Payable Upon Return of Securities Loaned	51,812,500	—	—	—	—
Interest Payable On Open Swap Contracts	222,333	—	—	—	—
Income Distributions Payable	200,706	40,740	1,544	335,020	327,998
Unrealized Depreciation on Forward Foreign Currency Contracts	803,809	—	—	—	—
Unrealized Depreciation on Futures Contracts	—	—	—	90,306	—
Investment Advisory Fees Payable	270,512	19,902	16,757	372,446	65,887
Compliance and Fund Services Fees Payable	22,710	1,754	681	40,306	2,610
Distribution and Service Fees Payable	41,034	—	2,063	—	1,389
Other Accrued Expenses	398,068	24,343	22,810	765,272	22,335

Total Liabilities	141,548,583	2,288,787	362,948	115,616,359	1,070,757

Total Net Assets	$1,327,203,352	$109,224,294	$39,454,009	$2,331,913,069	$155,884,569

Net Assets Consist of:
Capital	$1,293,845,555	$111,898,069	$38,558,361	$2,316,317,772	$144,459,051
Accumulated Net Investment Income (Loss)	(1,397,738)	(2,449)	(78)	(3,259)	19,519
Accumulated Net Realized Gain (Loss) from Investments, Futures, Swap and Foreign Currency Transactions	4,465,216	(3,257,330)	(2,699)	(13,815,004)	1,385,128
Net Unrealized Appreciation on Investments, Futures, Swaps and Foreign Currencies	30,290,319	586,004	898,425	29,413,560	10,020,871

Net Assets	$1,327,203,352	$109,224,294	$39,454,009	$2,331,913,069	$155,884,569

Net Assets:
I Shares	$1,204,227,672	$109,224,294	$35,866,215	$2,331,913,069	$144,888,867
A Shares	50,278,665	—	1,665,085	—	10,995,702
C Shares	—	—	1,922,709	—	—
R Shares	72,697,015	—	—	—	—
Shares Outstanding (unlimited number of shares authorized, no par value)
I Shares	111,574,534	10,944,063	4,253,255	229,319,506	13,749,867
A Shares	4,509,880	—	197,449	—	1,043,784
C Shares	—	—	228,009	—	—
R Shares	6,734,262	—	—	—	—
Net Asset Value and Redemption Price Per Share:
I Shares	$10.79	$9.98	$8.43	$10.17	$10.54
A Shares	11.15	—	8.43	—	10.53
C Shares(a)	—	—	8.43	—	—
R Shares	10.80	—	—	—	—
Offering Price per Share (100%/(100%-maximum sales charge x net asset value) of net asset value adjusted to the nearest cent):
A Shares	$11.71	$—	$8.85	$—	$11.06
Maximum Sales Charge — A Shares	4.75%	—	4.75%	—	4.75%

*	Investments include securities on loan of $50,797,997, $-, $-, $-, $-, respectively.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Core Bond Fund	Corporate Bond Fund	Georgia Tax-Exempt Bond Fund	High Grade Municipal Bond Fund	High Income Fund
Investment Income:
Interest Income	$8,138,453	$3,135,110	$5,742,766	$1,947,496	$56,659,312
Dividend Income	252,381	223,907	2,560	2,995	568,787
Net Income from Securities Lending	4,791	21	—	—	250,780

Total Investment Income	8,395,625	3,359,038	5,745,326	1,950,491	57,478,879

Expenses:
Investment Advisory Fees	1,226,891	339,706	794,935	292,802	4,501,376
Administration Fees	44,718	7,728	14,008	5,169	73,967
Fund Accounting Fees	50,223	8,419	14,797	5,345	77,504
Transfer Agency Fees	75,804	60,542	11,442	11,139	289,259
Compliance & Fund Services Fees	34,584	5,969	10,767	3,948	56,097
Distribution and Service Fees — A Shares	67,024	16,708	6,768	13,856	339,213
Distribution and Service Fees — C Shares	—	181,369	—	—	—
Distribution and Service Fees — R Shares	28,191	—	—	—	107,776
Shareholder Servicing Fees — I Shares	259,981	17,192	1,589	10,028	471,479
Shareholder Servicing Fees — A Shares	15,596	32	225	1,471	204,602
Shareholder Servicing Fees — R Shares	836	—	—	—	16,455
Custodian Fees	20,049	9,095	8,456	7,719	42,559
Printing Fees	31,457	6,049	5,306	3,429	98,681
Registration Fees	50,576	41,375	15,290	31,943	74,243
Trustee Fees	23,414	3,967	7,216	2,613	37,804
Other Fees	43,550	11,826	17,046	10,417	73,511

Total Expenses	1,972,894	709,977	907,845	399,879	6,464,526
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(1,227)	(10,691)	—	(17,205)	(85,675)
Less: Custodian Credits (Note 3)	(82)	(44)	(24)	—	(146)

Net Expenses	1,971,585	699,242	907,821	382,674	6,378,705

Net Investment Income	6,424,040	2,659,796	4,837,505	1,567,817	51,100,174

Net Realized and Unrealized Gain (Loss) on Investments and Swaps:
Net Realized Gain (Loss) from:
Investment Transactions	9,783,817	4,214,550	4,725,574	1,043,022	9,713,834
Credit Default Swap Contracts	—	—	—	—	(5,555)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,439)	(1,384,022)	(1,459,254)	1,055,712	41,072,116

Net Realized and Unrealized Gain (Loss) on Investments and Swaps	9,779,378	2,830,528	3,266,320	2,098,734	50,780,395

Change in Net Assets from Operations	$16,203,418	$5,490,324	$8,103,825	$3,666,551	$101,880,569

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Intermediate Bond Fund	Investment Grade Tax-Exempt Bond Fund	Limited Duration Fund	Limited-Term Federal Mortgage Securities Fund	North Carolina Tax-Exempt Bond Fund
Investment Income:
Interest Income	$21,409,910	$26,673,001	$90,716	$269,561	$1,816,718
Dividend Income	782,572	50,977	—	2	1,021
Net Income from Securities Lending	37,575	—	—	—	—

Total Investment Income	22,230,057	26,723,978	90,716	269,563	1,817,739

Expenses:
Investment Advisory Fees	2,716,307	5,000,743	11,275	131,812	275,644
Administration Fees	102,292	93,545	1,026	2,399	4,855
Fund Accounting Fees	109,863	99,444	1,068	2,506	5,157
Transfer Agency Fees	94,587	133,407	1,415	16,095	5,509
Compliance & Fund Services Fees	78,331	71,435	816	1,893	3,713
Distribution and Service Fees — A Shares	29,804	109,787	—	5,976	1,097
Distribution and Service Fees — C Shares	—	—	—	66,827	—
Distribution and Service Fees — R Shares	311	—	—	—	—
Shareholder Servicing Fees — I Shares	541,075	761,582	—	5,839	364
Shareholder Servicing Fees — A Shares	9,336	7,543	—	570	40
Shareholder Servicing Fees — R Shares	656	—	—	—	—
Custodian Fees	28,249	22,604	4,806	8,213	6,755
Printing Fees	59,833	43,999	1,349	3,046	2,214
Registration Fees	49,059	47,296	8,851	41,218	12,840
Trustee Fees	53,074	47,943	547	1,294	2,484
Other Fees	91,554	81,662	6,328	8,737	10,113

Total Expenses	3,964,331	6,520,990	37,481	296,425	330,785
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(580)	(53,503)	(3,221)	(49,640)	—
Less: Custodian Credits (Note 3)	(33)	(127)	—	—	—

Net Expenses	3,963,718	6,467,360	34,260	246,785	330,785

Net Investment Income	18,266,339	20,256,618	56,456	22,778	1,486,954

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain from:
Investment Transactions	37,775,410	19,891,403	39,606	1,250,502	1,975,936
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(19,448,314)	8,822,011	19,238	(599,719)	(929,051)

Net Realized and Unrealized Gain (Loss) on Investments	18,327,096	28,713,414	58,844	650,783	1,046,885

Change in Net Assets from Operations	$36,593,435	$48,970,032	$115,300	$673,561	$2,533,839

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Seix Floating Rate High Income Fund	Seix High Yield Fund	Short-Term Bond Fund	Short-Term Municipal Bond Fund	Short-Term U.S. Treasury Securities Fund
Investment Income:
Interest Income	$240,277,430	$143,314,404	$4,631,184	$124,540	$169,926
Dividend Income	332,049	611,197	1,292	702	—
Net Income from Securities Lending	—	496,932	—	—	—

Total Investment Income	240,609,479	144,422,533	4,632,476	125,242	169,926

Expenses:
Investment Advisory Fees	17,354,737	8,759,327	932,940	40,227	59,000
Administration Fees	382,363	189,231	21,225	1,034	1,455
Fund Accounting Fees	379,240	202,433	25,103	880	1,587
Transfer Agency Fees	1,732,704	1,056,464	20,720	5,686	11,556
Compliance & Fund Services Fees	289,357	146,293	16,521	847	1,143
Distribution and Service Fees — A Shares	158,057	155,335	4,544	5,335	5,328
Distribution and Service Fees — C Shares	322,765	—	26,269	—	43,152
Distribution and Service Fees — R Shares	—	11,864	—	—	—
Shareholder Servicing Fees — I Shares	2,538,587	309,125	7,375	716	4,368
Shareholder Servicing Fees — A Shares	822,418	8,516	1,264	29	891
Shareholder Servicing Fees — R Shares	—	182	—	—	—
Custodian Fees	606,867	85,091	14,085	6,398	6,642
Printing Fees	256,254	108,783	7,172	8,329	2,523
Registration Fees	81,111	57,247	42,185	30,700	39,496
Trustee Fees	192,042	99,052	11,766	527	764
Other Fees	382,702	163,629	22,045	7,125	7,612

Total Expenses	25,499,204	11,352,572	1,153,214	107,833	185,517
Less: Investment Advisory Fees Waived/Expenses Reimbursed	—	—	(2,491)	(36,651)	(56,666)
Less: Custodian Credits (Note 3)	(1,031)	(571)	(92)	(14)	—

Net Expenses	25,498,173	11,352,001	1,150,631	71,168	128,851

Net Investment Income	215,111,306	133,070,532	3,481,845	54,074	41,075

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps:
Net Realized Gain (Loss) from:
Investment Transactions	18,424,010	54,792,401	4,753,708	585,879	36,023
Futures Contracts	—	—	(293,028)	—	—
Credit Default Swap Contracts	—	(1,169,396)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	78,561,655	63,484,472	(3,520,601)	(323,208)	(92,516)
Futures Contracts	—	—	(94,925)	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps	96,985,665	117,107,477	845,154	262,671	(56,493)

Change in Net Assets from Operations	$312,096,971	$250,178,009	$4,326,999	$316,745	$(15,418)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

RIDGEWORTH FUNDS    For the Year Ended March 31, 2013

	Total Return Bond Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	U.S. Government Securities Ultra-Short Bond Fund	Virginia Intermediate Municipal Bond Fund
Investment Income:
Interest Income	$25,510,787	$1,514,027	$521,566	$15,050,146	$5,608,150
Dividend Income	638,427	723	1	38,578	780
Net Income from Securities Lending	24,949	—	—	—	—

Total Investment Income	26,174,163	1,514,750	521,567	15,088,724	5,608,930

Expenses:
Investment Advisory Fees	3,020,044	254,171	214,774	4,304,921	823,891
Administration Fees	114,561	10,513	3,909	210,054	14,506
Fund Accounting Fees	121,929	11,007	4,042	223,741	15,295
Transfer Agency Fees	292,103	29,012	13,757	401,314	17,300
Compliance & Fund Services Fees	87,127	8,063	3,044	160,534	11,143
Distribution and Service Fees — A Shares	132,041	—	5,214	—	17,412
Distribution and Service Fees — C Shares	—	—	22,059	—	—
Distribution and Service Fees — R Shares	233,913	—	—	—	—
Shareholder Servicing Fees — I Shares	906,628	3,545	43,792	2,514,443	2,197
Shareholder Servicing Fees — A Shares	56,553	—	359	—	381
Shareholder Servicing Fees — R Shares	106,621	—	—	—	—
Custodian Fees	77,083	11,647	6,651	52,148	8,306
Printing Fees	82,848	5,390	3,188	120,482	6,677
Registration Fees	81,084	25,432	40,137	93,631	18,652
Trustee Fees	58,070	5,503	2,026	107,430	7,471
Other Fees	106,570	14,915	9,632	181,776	18,080

Total Expenses	5,477,175	379,198	372,584	8,370,474	961,311
Less: Investment Advisory Fees Waived/Expenses Reimbursed	(134,555)	—	(36,932)	—	—
Less: Custodian Credits (Note 3)	(42)	(42)	—	(755)	(39)

Net Expenses	5,342,578	379,156	335,652	8,369,719	961,272

Net Investment Income	20,831,585	1,135,594	185,915	6,719,005	4,647,658

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	21,622,183	607,189	767,150	17,304,857	3,083,203
Futures Contracts	—	(40,779)	—	(2,321,948)	—
Credit Default Swap Contracts	(6,213,713)	—	—	—	—
Forward Foreign Currency Contracts	6,198,428	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currencies	2,432,638	(6,011)	30,778	2,282,904	(1,915,193)
Futures Contracts	—	—	—	(90,306)	—
Credit Default Swap Contracts	(83,434)	—	—	—	—
Forward Foreign Currency Contracts	214,851	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Swaps and Foreign Currencies	24,170,953	560,399	797,928	17,175,507	1,168,010

Change in Net Assets from Operations	$45,002,538	$1,695,993	$983,843	$23,894,512	$5,815,668

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Core Bond Fund		Corporate Bond Fund		Georgia Tax-Exempt Bond Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$6,424,040	$7,462,125	$2,659,796	$2,740,094	$4,837,505	$5,460,398
Net Realized Gain	9,783,817	24,110,179	4,214,550	4,073,160	4,725,574	1,263,832
Net Change in Unrealized Appreciation (Depreciation)	(4,439)	(2,301,238)	(1,384,022)	(707,485)	(1,459,254)	11,352,043

Change in Net Assets from Operations	16,203,418	29,271,066	5,490,324	6,105,769	8,103,825	18,076,273

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(8,053,233)	(7,644,796)	(2,056,712)	(2,128,601)	(4,702,696)	(5,316,936)
A Shares	(319,708)	(400,767)	(170,577)	(95,460)	(135,016)	(143,422)
C Shares	—	—	(433,099)	(515,969)	—	—
R Shares	(72,608)	(107,688)	—	—	—	—
Net Realized Gains:
I Shares	(5,872,395)	(18,964,864)	(2,186,344)	(3,859,873)	—	—
A Shares	(259,548)	(1,163,981)	(191,370)	(214,633)	—	—
C Shares	—	—	(646,870)	(1,265,689)	—	—
R Shares	(64,572)	(357,204)	—	—	—	—

Total Dividends and Distributions	(14,642,064)	(28,639,300)	(5,684,972)	(8,080,225)	(4,837,712)	(5,460,358)

Change in Net Assets from Capital Transactions	(71,898,387)	144,315,144	(8,242,894)	296,786	(629,852)	(28,084,239)

Change in Net Assets	(70,337,033)	144,946,910	(8,437,542)	(1,677,670)	2,636,261	(15,468,324)

Net Assets:
Beginning of Period	466,613,558	321,666,648	79,844,907	81,522,577	150,083,183	165,551,507

End of Period	$396,276,525	$466,613,558	$71,407,365	$79,844,907	$152,719,444	$150,083,183

Accumulated Net Investment Income (Loss), End of Period	$(562,821)	$(562,787)	$(192,954)	$(214,429)	$190,650	$190,857

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$1,567,817	$1,660,145	$51,100,174	$39,781,312	$18,266,339	$25,199,528
Net Realized Gain (Loss)	1,043,022	2,029,706	9,708,279	(2,461,098)	37,775,410	50,404,145
Net Change in Unrealized Appreciation (Depreciation)	1,055,712	2,771,486	41,072,116	(20,230,956)	(19,448,314)	4,126,410

Change in Net Assets from Operations	3,666,551	6,461,337	101,880,569	17,089,258	36,593,435	79,730,083

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,324,687)	(1,428,088)	(42,786,055)	(32,588,069)	(18,296,426)	(24,939,559)
A Shares	(243,149)	(232,314)	(6,857,685)	(6,489,630)	(162,141)	(231,737)
R Shares	—	—	(1,256,539)	(1,187,832)	(698)	(10,885)
Net Realized Gains:
I Shares	(1,469,635)	(95,027)	—	(4,443,437)	(30,465,039)	(37,936,794)
A Shares	(275,382)	(16,625)	—	(874,159)	(344,694)	(412,228)
R Shares	—	—	—	(178,289)	(775)	(22,701)

Total Dividends and Distributions	(3,312,853)	(1,772,054)	(50,900,279)	(45,761,416)	(49,269,773)	(63,553,904)

Change in Net Assets from Capital Transactions	14,781,785	(9,179,229)	180,698,581	243,912,524	(240,973,715)	(129,640,910)

Change in Net Assets	15,135,483	(4,489,946)	231,678,871	215,240,366	(253,650,053)	(113,464,731)

Net Assets:
Beginning of Period	51,118,668	55,608,614	696,152,921	480,912,555	1,206,275,930	1,319,740,661

End of Period	$66,254,151	$51,118,668	$927,831,792	$696,152,921	$952,625,877	$1,206,275,930

Accumulated Net Investment Income (Loss), End of Period	$(7,143)	$(7,124)	$(350,046)	$(351,835)	$(1,172,775)	$(1,845,583)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Investment Grade Tax-Exempt Bond Fund		Limited Duration Fund		Limited-Term Federal Mortgage Securities Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$20,256,618	$21,754,560	$56,456	$132,390	$22,778	$379,838
Net Realized Gain	19,891,403	31,174,794	39,606	27,008	1,250,502	1,648,219
Net Change in Unrealized Appreciation (Depreciation)	8,822,011	38,646,859	19,238	(61,977)	(599,719)	830,750

Change in Net Assets from Operations	48,970,032	91,576,213	115,300	97,421	673,561	2,858,807

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(19,608,181)	(21,017,875)	(41,881)	(112,879)	(274,801)	(664,764)
A Shares	(651,933)	(736,816)	—	—	(42,708)	(126,463)
C Shares	—	—	—	—	(41,189)	(86,322)
Net Realized Gains:
I Shares	(30,115,855)	(6,670,907)	—	—	—	—
A Shares	(1,134,849)	(268,548)	—	—	—	—

Total Dividends and Distributions	(51,510,818)	(28,694,146)	(41,881)	(112,879)	(358,698)	(877,549)

Change in Net Assets from Capital Transactions	33,200,723	(173,273,979)	(6,718,359)	(5,865,103)	(21,495,655)	(4,458,707)

Change in Net Assets	30,659,937	(110,391,912)	(6,644,940)	(5,880,561)	(21,180,792)	(2,477,449)

Net Assets:
Beginning of Period	988,469,117	1,098,861,029	16,002,349	21,882,910	38,342,646	40,820,095

End of Period	$1,019,129,054	$988,469,117	$9,357,409	$16,002,349	$17,161,854	$38,342,646

Accumulated Net Investment Income (Loss), End of Period	$(227,700)	$(224,204)	$(1,856)	$(2,487)	$(19,256)	$(36,534)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	North Carolina Tax-Exempt Bond Fund		Seix Floating Rate High Income Fund		Seix High Yield Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$1,486,954	$1,660,194	$215,111,306	$205,885,567	$133,070,532	$136,249,830
Net Realized Gain (Loss)	1,975,936	772,901	18,424,010	(42,456,428)	53,623,005	14,340,890
Net Change in Unrealized Appreciation (Depreciation)	(929,051)	3,150,616	78,561,655	(72,504,487)	63,484,472	(66,538,577)

Change in Net Assets from Operations	2,533,839	5,583,711	312,096,971	90,924,652	250,178,009	84,052,143

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,467,922)	(1,637,049)	(198,173,277)	(187,063,784)	(128,076,933)	(133,095,538)
A Shares	(19,014)	(23,345)	(2,386,027)	(3,160,271)	(3,752,431)	(2,350,113)
C Shares	—	—	(1,259,361)	(1,231,363)	—	—
R Shares	—	—	—	—	(139,203)	(182,095)

Total Dividends and Distributions	(1,486,936)	(1,660,394)	(201,818,665)	(191,455,418)	(131,968,567)	(135,627,746)

Change in Net Assets from Capital Transactions	(190,751)	(4,943,726)	2,309,433,271	430,833,930	(414,422,342)	452,412,851

Change in Net Assets	856,152	(1,020,409)	2,419,711,577	330,303,164	(296,212,900)	400,837,248

Net Assets:
Beginning of Period	51,045,067	52,065,476	3,500,668,164	3,170,365,000	2,164,068,301	1,763,231,053

End of Period	$51,901,219	$51,045,067	$5,920,379,741	$3,500,668,164	$1,867,855,401	$2,164,068,301

Accumulated Net Investment Income (Loss), End of Period	$(63,078)	$(63,096)	$23,943	$(1,832,220)	$(407,000)	$174,549

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Short-Term Bond Fund		Short-Term Municipal Bond Fund		Short-Term U.S. Treasury Securities Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$3,481,845	$6,364,781	$54,074	$612,455	$41,075	$154,220
Net Realized Gain	4,460,680	749,215	585,879	1,614,041	36,023	276,128
Net Change in Unrealized Appreciation (Depreciation)	(3,615,526)	924,674	(323,208)	96,893	(92,516)	(223,465)

Change in Net Assets from Operations	4,326,999	8,038,670	316,745	2,323,389	(15,418)	206,883

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(3,498,056)	(6,773,468)	(40,271)	(501,407)	(29,693)	(117,918)
A Shares	(29,322)	(66,609)	(13,801)	(111,048)	(9,848)	(31,254)
C Shares	(14,318)	(34,750)	—	—	(1,520)	(5,332)
Net Realized Gains:
I Shares	—	—	(703,504)	(224,417)	(12,659)	(102,832)
A Shares	—	—	(317,101)	(51,598)	(6,894)	(50,219)
C Shares	—	—	—	—	(17,222)	(114,078)

Total Dividends and Distributions	(3,541,696)	(6,874,827)	(1,074,677)	(888,470)	(77,836)	(421,633)

Change in Net Assets from Capital Transactions	(234,247,904)	(40,311,907)	6,172,270	(17,415,381)	(7,571,951)	(16,033,722)

Change in Net Assets	2,333,462,601	(39,148,064)	5,414,338	(15,980,462)	(7,665,205)	(16,248,472)

Net Assets:
Beginning of Period	316,341,168	355,489,232	9,401,219	25,381,681	19,887,150	36,135,622

End of Period	$82,878,567	$316,341,168	$14,815,557	$9,401,219	$12,221,945	$19,887,150

Accumulated Net Investment Income (Loss), End of Period	$(1,347)	$—	$(1,452)	$(12,480)	$(100)	$(104)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	Total Return Bond Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$20,831,585	$18,574,714	$1,135,594	$1,246,231	$185,915	$568,029
Net Realized Gain	21,606,898	40,026,027	566,410	231,460	767,150	3,356,022
Net Change in Unrealized Appreciation (Depreciation)	2,564,055	10,939,669	(6,011)	(5,941)	30,778	167,329

Change in Net Assets from Operations	45,002,538	69,540,410	1,695,993	1,471,750	983,843	4,091,380

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(21,920,205)	(26,166,832)	(1,236,755)	(1,418,011)	(181,707)	(542,376)
A Shares	(863,304)	(818,195)	—	—	(4,244)	(18,362)
C Shares	—	—	—	—	—	(7,178)
R Shares	(595,142)	(198,714)	—	—	—	—
Net Realized Gains:
I Shares	(22,724,839)	(18,916,538)	—	—	(1,742,333)	(2,889,258)
A Shares	(979,427)	(708,013)	—	—	(77,637)	(125,005)
C Shares	—	—	—	—	(96,769)	(156,535)
R Shares	(1,094,431)	(190,664)	—	—	—	—

Total Dividends and Distributions	(48,177,348)	(46,998,956)	(1,236,755)	(1,418,011)	(2,102,690)	(3,738,714)

Change in Net Assets from Capital Transactions	269,491,980	332,979,324	(3,851,548)	(3,232,562)	(4,378,712)	(8,541,505)

Change in Net Assets	266,317,170	355,520,778	(3,392,310)	(3,178,823)	(5,497,559)	(8,188,839)

Net Assets:
Beginning of Period	1,060,886,182	705,365,404	112,616,604	115,795,427	44,951,568	53,140,407

End of Period	$1,327,203,352	$1,060,886,182	$109,224,294	$112,616,604	$39,454,009	$44,951,568

Accumulated Net Investment Income (Loss), End of Period	$(1,397,738)	$(1,977,807)	$(2,449)	$—	$(78)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

RIDGEWORTH FUNDS    For the Periods Indicated

	U.S. Government Securities Ultra-Short Bond Fund		Virginia Intermediate Municipal Bond Fund
	04/01/12- 03/31/13	04/01/11- 03/31/12	04/01/12- 03/31/13	04/01/11- 03/31/12
Operations:
Net Investment Income	$6,719,005	$9,577,397	$4,647,658	$5,227,681
Net Realized Gain	14,982,909	7,237,726	3,083,203	2,209,535
Net Change in Unrealized Appreciation (Depreciation)	2,192,598	14,153,073	(1,915,193)	6,562,584

Change in Net Assets from Operations	23,894,512	30,968,196	5,815,668	13,999,800

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(18,391,336)	(18,399,183)	(4,325,538)	(4,852,332)
A Shares	—	—	(322,474)	(376,121)
Net Realized Gains:
I Shares	—	—	(2,258,696)	(1,576,153)
A Shares	—	—	(170,718)	(126,821)

Total Dividends and Distributions	(18,391,336)	(18,399,183)	(7,077,426)	(6,931,427)

Change in Net Assets from Capital Transactions	292,644,954	372,403,213	(2,961,697)	(24,967,805)

Change in Net Assets	298,148,130	384,972,226	(4,223,455)	(17,899,432)

Net Assets:
Beginning of Period	2,033,764,939	1,648,792,713	160,108,024	178,007,456

End of Period	$2,331,913,069	$2,033,764,939	$155,884,569	$160,108,024

Accumulated Net Investment Income (Loss), End of Period	$(3,259)	$(1,812)	$19,519	$19,873

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS    Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
I Shares
Year Ended March 31, 2013	$11.10	$0.15	(b)	$0.24	$0.39	$(0.20)	$—	$(0.13)	$(0.33)	$11.16	$370,455	3.53%	0.38%	0.38%	1.33%	151%
Year Ended March 31, 2012	11.00	0.24	(b)	0.81	1.05	(0.27)	—	(0.68)	(0.95)	11.10	439,017	9.65	0.48	0.48	2.15	211
Year Ended March 31, 2011	11.42	0.36	(b)	0.09	0.45	(0.25)	(0.10)	(0.52)	(0.87)	11.00	295,931	3.91	0.60	0.60	3.11	119	(c)
Year Ended March 31, 2010	10.93	0.43		0.46	0.89	(0.39)	—	(0.01)	(0.40)	11.42	372,232	8.26	0.57	0.57	3.89	99
Year Ended March 31, 2009	10.74	0.46		0.24	0.70	(0.51)	—	—	(0.51)	10.93	389,205	6.78	0.56	0.56	4.38	208
A Shares
Year Ended March 31, 2013	11.10	0.11	(b)	0.24	0.35	(0.16)	—	(0.13)	(0.29)	11.16	20,687	3.20	0.69	0.70	1.02	151
Year Ended March 31, 2012	11.00	0.21	(b)	0.80	1.01	(0.23)	—	(0.68)	(0.91)	11.10	21,644	9.29	0.82	0.82	1.84	211
Year Ended March 31, 2011	11.42	0.35	(b)	0.06	0.41	(0.21)	(0.10)	(0.52)	(0.83)	11.00	19,087	3.61	0.87	0.87	3.03	119	(c)
Year Ended March 31, 2010	10.93	0.41		0.45	0.86	(0.36)	—	(0.01)	(0.37)	11.42	26,790	7.91	0.89	0.89	3.59	99
Year Ended March 31, 2009	10.74	0.43		0.24	0.67	(0.48)	—	—	(0.48)	10.93	25,996	6.46	0.86	0.86	4.10	208
R Shares
Year Ended March 31, 2013	11.10	0.10	(b)	0.24	0.34	(0.14)	—	(0.13)	(0.27)	11.17	5,135	3.15	0.84	0.84	0.87	151
Year Ended March 31, 2012	11.01	0.18	(b)	0.78	0.96	(0.19)	—	(0.68)	(0.87)	11.10	5,952	8.83	1.16	1.16	1.55	211
Year Ended March 31, 2011	11.42	0.31	(b)	0.08	0.39	(0.18)	(0.10)	(0.52)	(0.80)	11.01	6,648	3.41	1.20	1.20	2.71	119	(c)
Year Ended March 31, 2010	10.93	0.37		0.45	0.82	(0.32)	—	(0.01)	(0.33)	11.42	9,616	7.54	1.23	1.23	3.23	99
Year Ended March 31, 2009	10.75	0.37		0.22	0.59	(0.41)	—	—	(0.41)	10.93	11,268	5.62	1.55	1.55	3.37	208

Corporate Bond Fund
I Shares
Year Ended March 31, 2013	9.35	0.32	(b)	0.30	0.62	(0.32)	—	(0.35)	(0.67)	9.30	51,828	6.71	0.60	0.61	3.36	58
Year Ended March 31, 2012	9.59	0.39	(b)	0.46	0.85	(0.39)	—	(0.70)	(1.09)	9.35	57,203	9.10	0.61	0.61	3.98	88
Year Ended March 31, 2011	9.63	0.45	(b)	0.20	0.65	(0.45)	—	(0.24)	(0.69)	9.59	63,132	6.92	0.52	0.52	4.56	45	(c)
Year Ended March 31, 2010	8.53	0.46	(b)	1.09	1.55	(0.45)	—	—	(0.45)	9.63	157,739	18.49	0.50	0.50	4.86	75
Year Ended March 31, 2009	9.60	0.49	(b)	(0.86)	(0.37)	(0.70)	—	—	(0.70)	8.53	39,881	(4.10)	0.73	0.74	5.29	357
A Shares
Year Ended March 31, 2013	9.40	0.29	(b)	0.30	0.59	(0.29)	—	(0.35)	(0.64)	9.35	4,020	6.39	0.88	0.88	3.06	58
Year Ended March 31, 2012	9.64	0.36	(b)	0.46	0.82	(0.36)	—	(0.70)	(1.06)	9.40	4,325	8.78	0.88	0.88	3.68	88
Year Ended March 31, 2011	9.67	0.42	(b)	0.21	0.63	(0.42)	—	(0.24)	(0.66)	9.64	2,198	6.67	0.83	0.83	4.25	45	(c)
Year Ended March 31, 2010	8.57	0.43	(b)	1.10	1.53	(0.43)	—	—	(0.43)	9.67	4,524	18.05	0.80	0.80	4.52	75
Year Ended March 31, 2009	9.64	0.45	(b)	(0.85)	(0.40)	(0.67)	—	—	(0.67)	8.57	2,181	(4.37)	1.03	1.03	4.96	357
C Shares
Year Ended March 31, 2013	9.35	0.23	(b)	0.30	0.53	(0.23)	—	(0.35)	(0.58)	9.30	15,558	5.67	1.57	1.58	2.39	58
Year Ended March 31, 2012	9.59	0.29	(b)	0.46	0.75	(0.29)	—	(0.70)	(0.99)	9.35	18,317	8.05	1.58	1.58	3.00	88
Year Ended March 31, 2011	9.63	0.36	(b)	0.20	0.56	(0.36)	—	(0.24)	(0.60)	9.59	16,193	5.87	1.50	1.50	3.64	45	(c)
Year Ended March 31, 2010	8.53	0.36		1.10	1.46	(0.36)	—	—	(0.36)	9.63	18,885	17.32	1.50	1.50	3.89	75
Year Ended March 31, 2009	9.61	0.40	(b)	(0.87)	(0.47)	(0.61)	—	—	(0.61)	8.53	18,171	(5.16)	1.73	1.74	4.32	357

Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2013	10.55	0.34	(b)	0.23	0.57	(0.34)	—	—	(0.34)	10.78	148,153	5.44	0.59	0.59	3.15	50
Year Ended March 31, 2012	9.73	0.36	(b)	0.82	1.18	(0.36)	—	—	(0.36)	10.55	145,803	12.33	0.62	0.62	3.55	57
Year Ended March 31, 2011	10.23	0.39	(b)	(0.50)	(0.11)	(0.39)	—	—	(0.39)	9.73	159,996	(1.19)	0.61	0.61	3.81	44
Year Ended March 31, 2010	9.81	0.39		0.42	0.81	(0.39)	—	—	(0.39)	10.23	205,856	8.32	0.60	0.60	3.80	45
Year Ended March 31, 2009*	9.95	0.37		(0.14)	0.23	(0.37)	—	—	(0.37)	9.81	163,761	2.43	0.67	0.68	3.82	63

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$10.57	$0.32	(b)	$0.23	$0.55	$(0.32)	$—	$—	$(0.32)	$10.80	$4,566	5.27%	0.74%	0.74%	2.99%	50%
Year Ended March 31, 2012	9.75	0.35	(b)	0.82	1.17	(0.35)	—	—	(0.35)	10.57	4,280	12.14	0.77	0.77	3.39	57
Year Ended March 31, 2011	10.24	0.37	(b)	(0.49)	(0.12)	(0.37)	—	—	(0.37)	9.75	5,557	(1.24)	0.76	0.76	3.64	44
Year Ended March 31, 2010	9.83	0.36		0.42	0.78	(0.37)	—	—	(0.37)	10.24	10,184	8.03	0.75	0.75	3.56	45
Year Ended March 31, 2009*	9.97	0.37		(0.15)	0.22	(0.36)	—	—	(0.36)	9.83	2,747	2.27	0.82	0.83	3.66	63

High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2013	11.96	0.34	(b)	0.50	0.84	(0.34)	—	(0.36)	(0.70)	12.10	54,892	7.12	0.65	0.68	2.78	168
Year Ended March 31, 2012	10.92	0.38	(b)	1.07	1.45	(0.38)	—	(0.03)	(0.41)	11.96	42,963	13.43	0.64	0.66	3.29	218
Year Ended March 31, 2011	11.15	0.44	(b)	(0.23)	0.21	(0.44)	—	—	(0.44)	10.92	47,695	1.82	0.65	0.71	3.90	122
Year Ended March 31, 2010	10.49	0.42		0.66	1.08	(0.42)	—	—	(0.42)	11.15	55,203	10.43	0.64	0.66	3.83	123
Year Ended March 31, 2009	10.80	0.38		(0.31)	0.07	(0.38)	—	—	(0.38)	10.49	74,586	0.72	0.62	0.62	3.57	209
A Shares
Year Ended March 31, 2013	11.97	0.32	(b)	0.50	0.82	(0.32)	—	(0.36)	(0.68)	12.11	11,363	6.97	0.80	0.83	2.63	168
Year Ended March 31, 2012	10.92	0.36	(b)	1.08	1.44	(0.36)	—	(0.03)	(0.39)	11.97	8,155	13.36	0.79	0.81	3.15	218
Year Ended March 31, 2011	11.15	0.42	(b)	(0.23)	0.19	(0.42)	—	—	(0.42)	10.92	7,914	1.66	0.80	0.87	3.72	122
Year Ended March 31, 2010	10.49	0.40		0.66	1.06	(0.40)	—	—	(0.40)	11.15	5,605	10.26	0.79	0.81	3.66	123
Year Ended March 31, 2009	10.80	0.37		(0.31)	0.06	(0.37)	—	—	(0.37)	10.49	1,900	0.56	0.78	0.78	3.47	209

High Income Fund
I Shares
Year Ended March 31, 2013	6.89	0.45	(b)	0.43	0.88	(0.45)	—	—	(0.45)	7.32	784,870	13.17	0.74	0.75	6.33	118
Year Ended March 31, 2012	7.29	0.51	(b)	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	6.89	576,626	3.04	0.71	0.71	7.37	148
Year Ended March 31, 2011	6.77	0.50	(b)	0.54	1.04	(0.50)	—	(0.02)	(0.52)	7.29	394,690	15.83	0.70	0.70	7.10	259	(c)
Year Ended March 31, 2010	4.67	0.55		2.09	2.64	(0.54)	—	—	(0.54)	6.77	148,252	58.65	0.70	0.72	8.97	466
Year Ended March 31, 2009	6.40	0.54		(1.74)	(1.20)	(0.53)	—	—	(0.53)	4.67	23,995	(19.40)	0.70	0.76	9.67	368
A Shares
Year Ended March 31, 2013	6.90	0.43	(b)	0.42	0.85	(0.43)	—	—	(0.43)	7.32	119,006	12.72	0.99	0.99	6.09	118
Year Ended March 31, 2012	7.29	0.49	(b)	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	6.90	99,210	2.74	1.00	1.00	7.09	148
Year Ended March 31, 2011	6.78	0.47	(b)	0.54	1.01	(0.48)	—	(0.02)	(0.50)	7.29	70,552	15.47	1.00	1.00	6.62	259	(c)
Year Ended March 31, 2010	4.68	0.53		2.09	2.62	(0.52)	—	—	(0.52)	6.78	3,822	58.07	0.99	1.01	8.67	466
Year Ended March 31, 2009	6.41	0.52		(1.74)	(1.22)	(0.51)	—	—	(0.51)	4.68	860	(19.60)	0.99	1.04	8.33	368
R Shares(d)
Year Ended March 31, 2013	6.89	0.41	(b)	0.43	0.84	(0.41)	—	—	(0.41)	7.32	23,956	12.61	1.23	1.23	5.85	118
Year Ended March 31, 2012	7.29	0.47	(b)	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	6.89	20,317	2.25	1.35	1.35	6.76	148
Year Ended March 31, 2011	6.78	0.45	(b)	0.53	0.98	(0.45)	—	(0.02)	(0.47)	7.29	15,671	15.07	1.40	1.40	6.54	259	(c)
Year Ended March 31, 2010	4.67	0.51		2.10	2.61	(0.50)	—	—	(0.50)	6.78	16,176	57.86	1.35	1.38	8.68	466
Year Ended March 31, 2009	6.40	0.49		(1.74)	(1.25)	(0.48)	—	—	(0.48)	4.67	12,249	(20.20)	1.70	1.76	8.54	368

Intermediate Bond Fund
I Shares
Year Ended March 31, 2013	10.45	0.17	(b)	0.16	0.33	(0.17)	—	(0.30)	(0.47)	10.31	942,715	3.24	0.35	0.35	1.63	116
Year Ended March 31, 2012	10.35	0.22	(b)	0.45	0.67	(0.22)	—	(0.35)	(0.57)	10.45	1,194,207	6.45	0.35	0.35	2.04	139
Year Ended March 31, 2011	10.53	0.29	(b)	0.11	0.40	(0.25)	(0.03)	(0.30)	(0.58)	10.35	1,305,914	3.75	0.34	0.34	2.73	127	(c)
Year Ended March 31, 2010	10.27	0.34	(b)	0.27	0.61	(0.30)	—	(0.05)	(0.35)	10.53	1,559,191	6.08	0.31	0.31	3.24	122
Year Ended March 31, 2009	10.29	0.43		0.24	0.67	(0.46)	—	(0.23)	(0.69)	10.27	1,071,496	6.83	0.29	0.29	4.24	217

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$10.46	$0.14	(b)	$0.15	$0.29	$(0.14)	$—	$(0.30)	$(0.44)	$10.31	$9,878	2.85%	0.63%	0.63%	1.34%	116%
Year Ended March 31, 2012	10.35	0.19	(b)	0.46	0.65	(0.19)	—	(0.35)	(0.54)	10.46	11,320	6.26	0.62	0.62	1.75	139
Year Ended March 31, 2011	10.53	0.28	(b)	0.09	0.37	(0.22)	(0.03)	(0.30)	(0.55)	10.35	12,926	3.49	0.60	0.60	2.62	127	(c)
Year Ended March 31, 2010	10.27	0.31	(b)	0.28	0.59	(0.28)	—	(0.05)	(0.33)	10.53	11,916	5.83	0.55	0.55	2.96	122
Year Ended March 31, 2009	10.29	0.41	(b)	0.23	0.64	(0.43)	—	(0.23)	(0.66)	10.27	2,624	6.54	0.54	0.54	3.89	217
R Shares(e)
Year Ended March 31, 2013	10.45	0.11	(b)	0.15	0.26	(0.11)	—	(0.30)	(0.41)	10.30	32	2.58	0.92	1.82	1.06	116
Year Ended March 31, 2012	10.35	0.14	(b)	0.45	0.59	(0.14)	—	(0.35)	(0.49)	10.45	749	5.72	1.04	1.04	1.36	139
Year Ended March 31, 2011	10.53	0.23	(b)	0.09	0.32	(0.17)	(0.03)	(0.30)	(0.50)	10.35	901	3.03	1.10	1.10	2.13	127	(c)
Year Ended March 31, 2010	10.27	0.27	(b)	0.28	0.55	(0.24)	—	(0.05)	(0.29)	10.53	1,068	5.47	0.91	0.91	2.56	122
Year Ended March 31, 2009	10.29	0.36		0.22	0.58	(0.37)	—	(0.23)	(0.60)	10.27	543	5.84	1.02	1.02	3.33	217

Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2013	12.49	0.25	(b)	0.35	0.60	(0.25)	—	(0.39)	(0.64)	12.45	982,171	4.87	0.62	0.63	1.98	151
Year Ended March 31, 2012	11.65	0.29	(b)	0.93	1.22	(0.29)	—	(0.09)	(0.38)	12.49	950,629	10.62	0.61	0.61	2.38	199
Year Ended March 31, 2011	11.99	0.33	(b)	(0.06)	0.27	(0.33)	—	(0.28)	(0.61)	11.65	1,067,672	2.22	0.57	0.57	2.71	159
Year Ended March 31, 2010	11.60	0.37		0.56	0.93	(0.37)	—	(0.17)	(0.54)	11.99	1,037,972	8.15	0.55	0.56	3.08	169
Year Ended March 31, 2009	11.59	0.38		0.08	0.46	(0.38)	—	(0.07)	(0.45)	11.60	817,297	4.12	0.54	0.55	3.30	221
A Shares
Year Ended March 31, 2013	12.50	0.23	(b)	0.36	0.59	(0.23)	—	(0.39)	(0.62)	12.47	36,958	4.75	0.82	0.87	1.78	151
Year Ended March 31, 2012	11.66	0.26	(b)	0.93	1.19	(0.26)	—	(0.09)	(0.35)	12.50	37,840	10.33	0.87	0.87	2.12	199
Year Ended March 31, 2011	12.00	0.29	(b)	(0.06)	0.23	(0.29)	—	(0.28)	(0.57)	11.66	31,189	1.93	0.85	0.85	2.42	159
Year Ended March 31, 2010	11.61	0.34		0.56	0.90	(0.34)	—	(0.17)	(0.51)	12.00	24,344	7.82	0.84	0.85	2.74	169
Year Ended March 31, 2009	11.60	0.34		0.08	0.42	(0.34)	—	(0.07)	(0.41)	11.61	13,819	3.81	0.84	0.84	2.97	221

Limited Duration Fund
I Shares
Year Ended March 31, 2013	9.76	0.05	(b)	0.06	0.11	(0.04)	—	—	(0.04)	9.83	9,357	1.08	0.30	0.33	0.50	56
Year Ended March 31, 2012	9.76	0.07	(b)	(0.01)	0.06	(0.06)	—	—	(0.06)	9.76	16,002	0.58	0.28	0.28	0.68	58
Year Ended March 31, 2011	9.71	0.10	(b)	0.03	0.13	(0.08)	—	—	(0.08)	9.76	21,883	1.37	0.22	0.22	1.11	74	(c)
Year Ended March 31, 2010	9.52	0.08		0.18	0.26	(0.07)	—	—	(0.07)	9.71	22,482	2.69	0.23	0.23	0.82	124
Year Ended March 31, 2009	9.87	0.23		(0.37)	(0.14)	(0.21)	—	—	(0.21)	9.52	30,826	(1.38)	0.19	0.19	2.43	44

Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2013	11.09	0.04	(b)	0.21	0.25	(0.18)	—	—	(0.18)	11.16	8,851	2.26	0.66	0.85	0.37	163
Year Ended March 31, 2012	10.59	0.12	(b)	0.62	0.74	(0.24)	—	—	(0.24)	11.09	24,688	7.01	0.66	0.72	1.06	299
Year Ended March 31, 2011	10.38	0.19	(b)	0.30	0.49	(0.28)	—	—	(0.28)	10.59	30,522	4.73	0.65	0.80	1.77	443	(c)
Year Ended March 31, 2010	10.19	0.31		0.23	0.54	(0.35)	—	—	(0.35)	10.38	20,998	5.41	0.62	0.66	3.25	435
Year Ended March 31, 2009	9.93	0.43		0.29	0.72	(0.46)	—	—	(0.46)	10.19	39,135	7.48	0.60	0.60	4.34	337

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$11.07	$0.02	(b)	$0.21	$0.23	$(0.16)	$—	$—	$(0.16)	$11.14	$2,271	2.06%	0.86%	1.05%	0.15%	163%
Year Ended March 31, 2012	10.57	0.09	(b)	0.62	0.71	(0.21)	—	—	(0.21)	11.07	6,279	6.81	0.86	0.93	0.78	299
Year Ended March 31, 2011	10.36	0.17	(b)	0.30	0.47	(0.26)	—	—	(0.26)	10.57	2,924	4.53	0.85	1.01	1.63	443	(c)
Year Ended March 31, 2010	10.17	0.30		0.22	0.52	(0.33)	—	—	(0.33)	10.36	2,598	5.21	0.82	0.88	2.91	435
Year Ended March 31, 2009	9.91	0.41		0.29	0.70	(0.44)	—	—	(0.44)	10.17	2,143	7.29	0.81	0.81	4.14	337
C Shares
Year Ended March 31, 2013	11.09	(0.07	)(b)	0.21	0.14	(0.07)	—	—	(0.07)	11.16	6,039	1.25	1.66	1.84	(0.65)	163
Year Ended March 31, 2012	10.59	0.01	(b)	0.62	0.63	(0.13)	—	—	(0.13)	11.09	7,376	5.94	1.66	1.71	0.06	299
Year Ended March 31, 2011	10.38	0.09	(b)	0.29	0.38	(0.17)	—	—	(0.17)	10.59	7,375	3.69	1.66	1.82	0.82	443	(c)
Year Ended March 31, 2010	10.19	0.22		0.22	0.44	(0.25)	—	—	(0.25)	10.38	8,265	4.36	1.62	1.67	2.15	435
Year Ended March 31, 2009	9.93	0.33		0.29	0.62	(0.36)	—	—	(0.36)	10.19	8,556	6.42	1.60	1.60	3.33	337

North Carolina Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2013	10.47	0.30	(b)	0.21	0.51	(0.30)	—	—	(0.30)	10.68	50,991	4.88	0.62	0.62	2.79	79
Year Ended March 31, 2012	9.70	0.33	(b)	0.77	1.10	(0.33)	—	—	(0.33)	10.47	50,412	11.51	0.67	0.67	3.27	39
Year Ended March 31, 2011	10.07	0.36	(b)	(0.37)	(0.01)	(0.36)	—	—	(0.36)	9.70	51,372	(0.14)	0.64	0.64	3.61	49
Year Ended March 31, 2010	9.63	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.07	51,866	8.53	0.62	0.62	3.72	65
Year Ended March 31, 2009	9.71	0.35		(0.08)	0.27	(0.35)	—	—	(0.35)	9.63	43,660	2.88	0.61	0.61	3.66	74
A Shares
Year Ended March 31, 2013	10.45	0.28	(b)	0.20	0.48	(0.28)	—	—	(0.28)	10.65	910	4.63	0.77	0.77	2.60	79
Year Ended March 31, 2012	9.67	0.32	(b)	0.78	1.10	(0.32)	—	—	(0.32)	10.45	633	11.47	0.82	0.82	3.11	39
Year Ended March 31, 2011	10.04	0.35	(b)	(0.37)	(0.02)	(0.35)	—	—	(0.35)	9.67	693	(0.30)	0.79	0.79	3.47	49
Year Ended March 31, 2010	9.61	0.36		0.43	0.79	(0.36)	—	—	(0.36)	10.04	762	8.28	0.77	0.77	3.57	65
Year Ended March 31, 2009	9.68	0.33		(0.06)	0.27	(0.34)	—	—	(0.34)	9.61	559	2.84	0.76	0.76	3.53	74

Seix Floating Rate High Income Fund
I Shares
Year Ended March 31, 2013	8.83	0.46	(b)	0.20	0.66	(0.43)	—	—	(0.43)	9.06	5,780,847	7.67	0.60	0.60	5.13	70
Year Ended March 31, 2012	9.01	0.50	(b)	(0.22)	0.28	(0.46)	—	—	(0.46)	8.83	3,419,351	3.31	0.60	0.60	5.69	72
Year Ended March 31, 2011	8.80	0.59	(b)	0.15	0.74	(0.53)	—	—	(0.53)	9.01	3,078,972	8.64	0.51	0.51	6.62	98	(c)
Year Ended March 31, 2010	7.37	0.53		1.40	1.93	(0.50)	—	—	(0.50)	8.80	1,173,308	26.68	0.50	0.50	7.08	117
Year Ended March 31, 2009	8.90	0.52		(1.53)	(1.01)	(0.52)	—	—	(0.52)	7.37	557,347	(11.67)	0.49	0.49	6.31	226
A Shares
Year Ended March 31, 2013	8.83	0.43	(b)	0.21	0.64	(0.41)	—	—	(0.41)	9.06	99,040	7.39	0.85	0.85	4.85	70
Year Ended March 31, 2012	9.01	0.48	(b)	(0.22)	0.26	(0.44)	—	—	(0.44)	8.83	51,185	3.05	0.85	0.85	5.47	72
Year Ended March 31, 2011	8.80	0.55	(b)	0.16	0.71	(0.50)	—	—	(0.50)	9.01	69,159	8.29	0.84	0.84	6.22	98	(c)
Year Ended March 31, 2010	7.38	0.50		1.39	1.89	(0.47)	—	—	(0.47)	8.80	22,298	26.11	0.81	0.81	6.81	117
Year Ended March 31, 2009	8.90	0.50		(1.52)	(1.02)	(0.50)	—	—	(0.50)	7.38	5,513	(11.82)	0.79	0.79	6.08	226
C Shares
Year Ended March 31, 2013	8.83	0.38	(b)	0.20	0.58	(0.35)	—	—	(0.35)	9.06	40,493	6.69	1.51	1.51	4.22	70
Year Ended March 31, 2012	9.02	0.42	(b)	(0.23)	0.19	(0.38)	—	—	(0.38)	8.83	30,132	2.26	1.52	1.52	4.77	72
Year Ended March 31, 2011	8.81	0.50	(b)	0.15	0.65	(0.44)	—	—	(0.44)	9.02	22,234	7.57	1.50	1.50	5.65	98	(c)
Year Ended March 31, 2010	7.37	0.45		1.41	1.86	(0.42)	—	—	(0.42)	8.81	7,402	25.59	1.49	1.49	6.35	117
Year Ended March 31, 2009	8.90	0.44		(1.53)	(1.09)	(0.44)	—	—	(0.44)	7.37	543	(12.55)	1.49	1.49	5.27	226

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Seix High Yield Fund
I Shares
Year Ended March 31, 2013	$9.69	$0.64	(b)	$0.56	$1.20	$(0.63)	$—	$—	$(0.63)	$10.26	$1,792,768	12.80%	0.54%	0.54%	6.41%	79%
Year Ended March 31, 2012	10.07	0.70	(b)	(0.38)	0.32	(0.70)	—	—	(0.70)	9.69	2,123,625	3.44	0.54	0.54	7.27	83
Year Ended March 31, 2011	9.46	0.77	(b)	0.61	1.38	(0.77)	—	—	(0.77)	10.07	1,724,652	15.24	0.51	0.51	7.96	108	(c)
Year Ended March 31, 2010	7.75	0.77		1.70	2.47	(0.76)	—	—	(0.76)	9.46	1,723,678	32.91	0.48	0.49	8.54	116
Year Ended March 31, 2009	9.77	0.78		(2.03)	(1.25)	(0.77)	—	—	(0.77)	7.75	786,029	(13.15)	0.50	0.51	8.99	114
A Shares
Year Ended March 31, 2013	9.47	0.59	(b)	0.56	1.15	(0.59)	—	—	(0.59)	10.03	72,703	12.56	0.79	0.79	6.09	79
Year Ended March 31, 2012	9.84	0.65	(b)	(0.36)	0.29	(0.66)	—	—	(0.66)	9.47	38,016	3.21	0.78	0.78	6.91	83
Year Ended March 31, 2011	9.25	0.73	(b)	0.60	1.33	(0.74)	—	—	(0.74)	9.84	35,238	14.99	0.77	0.77	7.74	108	(c)
Year Ended March 31, 2010	7.58	0.74		1.67	2.41	(0.74)	—	—	(0.74)	9.25	28,378	32.81	0.75	0.75	8.51	116
Year Ended March 31, 2009	9.55	0.75		(1.97)	(1.22)	(0.75)	—	—	(0.75)	7.58	18,530	(13.14)	0.76	0.77	8.84	114
R Shares(d)
Year Ended March 31, 2013	9.68	0.59	(b)	0.57	1.16	(0.58)	—	—	(0.58)	10.26	2,385	12.36	1.03	1.03	5.92	79
Year Ended March 31, 2012	10.07	0.65	(b)	(0.40)	0.25	(0.64)	—	—	(0.64)	9.68	2,427	2.69	1.18	1.18	6.68	83
Year Ended March 31, 2011	9.45	0.71	(b)	0.62	1.33	(0.71)	—	—	(0.71)	10.07	3,341	14.61	1.20	1.20	7.43	108	(c)
Year Ended March 31, 2010	7.75	0.71		1.69	2.40	(0.70)	—	—	(0.70)	9.45	6,347	31.92	1.14	1.14	7.92	116
Year Ended March 31, 2009	9.77	0.70		(2.03)	(1.33)	(0.69)	—	—	(0.69)	7.75	5,060	(14.01)	1.50	1.50	7.90	114

Short-Term Bond Fund
I Shares
Year Ended March 31, 2013	9.99	0.15	(b)	0.01	0.16	(0.15)	—	—	(0.15)	10.00	78,383	1.65	0.48	0.48	1.51	128
Year Ended March 31, 2012	9.95	0.20	(b)	0.06	0.26	(0.22)	—	—	(0.22)	9.99	310,854	2.60	0.48	0.48	2.00	86
Year Ended March 31, 2011	9.94	0.21	(b)	0.02	0.23	(0.22)	—	—	(0.22)	9.95	350,162	2.28	0.48	0.48	2.12	150	(c)
Year Ended March 31, 2010	9.40	0.30		0.53	0.83	(0.29)	—	—	(0.29)	9.94	489,413	8.91	0.46	0.46	3.00	122
Year Ended March 31, 2009	9.87	0.40		(0.47)	(0.07)	(0.40)	—	—	(0.40)	9.40	326,801	(0.70)	0.46	0.46	4.20	122
A Shares
Year Ended March 31, 2013	10.02	0.13	(b)	0.01	0.14	(0.13)	—	—	(0.13)	10.03	2,069	1.40	0.73	0.74	1.27	128
Year Ended March 31, 2012	9.98	0.17	(b)	0.06	0.23	(0.19)	—	—	(0.19)	10.02	2,478	2.32	0.76	0.76	1.75	86
Year Ended March 31, 2011	9.96	0.19	(b)	0.03	0.22	(0.20)	—	—	(0.20)	9.98	2,642	2.18	0.67	0.67	1.94	150	(c)
Year Ended March 31, 2010	9.42	0.28		0.53	0.81	(0.27)	—	—	(0.27)	9.96	3,389	8.65	0.68	0.68	2.78	122
Year Ended March 31, 2009	9.89	0.38		(0.47)	(0.09)	(0.38)	—	—	(0.38)	9.42	2,715	(0.90)	0.66	0.66	4.00	122
C Shares
Year Ended March 31, 2013	10.01	0.05	(b)	0.01	0.06	(0.05)	—	—	(0.05)	10.02	2,425	0.65	1.48	1.48	0.52	128
Year Ended March 31, 2012	9.98	0.10	(b)	0.05	0.15	(0.12)	—	—	(0.12)	10.01	3,009	1.48	1.48	1.48	1.01	86
Year Ended March 31, 2011	9.96	0.11	(b)	0.03	0.14	(0.12)	—	—	(0.12)	9.98	2,685	1.36	1.47	1.47	1.12	150	(c)
Year Ended March 31, 2010	9.42	0.20		0.53	0.73	(0.19)	—	—	(0.19)	9.96	2,754	7.81	1.46	1.46	2.03	122
Year Ended March 31, 2009	9.89	0.30		(0.47)	(0.17)	(0.30)	—	—	(0.30)	9.42	2,948	(1.69)	1.45	1.46	3.20	122

Short-Term Municipal Bond Fund
I Shares
Year Ended March 31, 2013	10.73	0.05	(b)	0.27	0.32	(0.06)	—	(0.98)	(1.04)	10.01	11,121	3.01	0.58	0.91	0.52	199
Year Ended March 31, 2012	10.16	0.32	(b)	0.70	1.02	(0.31)	—	(0.14)	(0.45)	10.73	5,956	10.16	0.67	0.77	3.00	27
Year Ended March 31, 2011	10.48	0.35	(b)	(0.29)	0.06	(0.35)	—	(0.03)	(0.38)	10.16	21,302	0.53	0.68	0.68	3.32	33
Year Ended March 31, 2010	10.04	0.37		0.44	0.81	(0.37)	—	—	(0.37)	10.48	24,332	8.18	0.65	0.65	3.58	35
Year Ended March 31, 2009	10.04	0.37		—	0.37	(0.37)	—	—	(0.37)	10.04	26,064	3.79	0.63	0.63	3.71	26

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
A Shares
Year Ended March 31, 2013	$10.73	$0.04	(b)	$0.26	$0.30	$(0.04)	$—	$(0.98)	$(1.02)	$10.01	$3,694	2.86%	0.73%	1.04%	0.39%	199%
Year Ended March 31, 2012	10.16	0.29	(b)	0.71	1.00	(0.29)	—	(0.14)	(0.43)	10.73	3,445	10.00	0.82	0.97	2.77	27
Year Ended March 31, 2011	10.48	0.33	(b)	(0.29)	0.04	(0.33)	—	(0.03)	(0.36)	10.16	4,081	0.38	0.83	0.83	3.18	33
Period Ended March 31, 2010#	10.29	0.24		0.19	0.43	(0.24)	—	—	(0.24)	10.48	5,200	4.18	0.81	0.81	3.38	35
Period Ended March 31, 2009##	10.05	0.27		(0.25)	0.02	(0.27)	—	—	(0.27)	9.80	—	0.22	0.78	0.78	3.58	26
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	—	(0.01)	(0.37)	10.05	45	1.91	0.79	0.79	3.65	23

Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2013	9.96	0.05	(b)	(0.03)	0.02	(0.05)	—	(0.03)	(0.08)	9.90	3,339	0.15	0.55	0.89	0.52	14
Year Ended March 31, 2012	10.10	0.10	(b)	— (f)	0.10	(0.10)	—	(0.14)	(0.24)	9.96	8,502	0.96	0.55	0.74	1.01	31
Year Ended March 31, 2011	10.27	0.13	(b)	(0.01)	0.12	(0.13)	—	(0.16)	(0.29)	10.10	22,875	1.16	0.53	0.62	1.23	36
Year Ended March 31, 2010	10.33	0.14		(0.03)	0.11	(0.14)	—	(0.03)	(0.17)	10.27	33,504	1.03	0.49	0.54	1.29	147
Year Ended March 31, 2009	10.26	0.28		0.07	0.35	(0.28)	—	—	(0.28)	10.33	61,692	3.50	0.48	0.48	2.74	144
A Shares
Year Ended March 31, 2013	9.95	0.03	(b)	(0.03)	—	(0.03)	—	(0.03)	(0.06)	9.89	2,107	(0.03)	0.73	1.04	0.33	14
Year Ended March 31, 2012	10.09	0.08	(b)	— (f)	0.08	(0.08)	—	(0.14)	(0.22)	9.95	3,455	0.78	0.73	0.94	0.80	31
Year Ended March 31, 2011	10.26	0.11	(b)	(0.01)	0.10	(0.11)	—	(0.16)	(0.27)	10.09	5,562	0.98	0.71	0.80	1.05	36
Year Ended March 31, 2010	10.32	0.12		(0.03)	0.09	(0.12)	—	(0.03)	(0.15)	10.26	5,839	0.85	0.67	0.71	1.20	147
Year Ended March 31, 2009	10.25	0.26		0.07	0.33	(0.26)	—	—	(0.26)	10.32	16,854	3.31	0.65	0.66	2.30	144
C Shares
Year Ended March 31, 2013	9.94	—	(b)(f)	(0.03)	(0.03)	— (f)	—	(0.03)	(0.03)	9.88	6,776	(0.33)	1.04	1.42	0.02	14
Year Ended March 31, 2012	10.08	0.01	(b)	— (f)	0.01	(0.01)	—	(0.14)	(0.15)	9.94	7,931	0.07	1.44	1.74	0.07	31
Year Ended March 31, 2011	10.25	0.02	(b)	(0.01)	0.01	(0.02)	—	(0.16)	(0.18)	10.08	7,699	0.16	1.53	1.62	0.21	36
Year Ended March 31, 2010	10.31	0.03		(0.03)	—	(0.03)	—	(0.03)	(0.06)	10.25	6,426	0.04	1.49	1.55	0.33	147
Year Ended March 31, 2009	10.25	0.18		0.06	0.24	(0.18)	—	—	(0.18)	10.31	7,113	2.38	1.48	1.48	1.79	144

Total Return Bond Fund
I Shares
Year Ended March 31, 2013	10.77	0.18	(b)	0.25	0.43	(0.21)	—	(0.20)	(0.41)	10.79	1,204,228	4.01	0.39	0.40	1.69	139
Year Ended March 31, 2012	10.40	0.25	(b)	0.73	0.98	(0.36)	—	(0.25)	(0.61)	10.77	996,213	9.62	0.37	0.37	2.30	170
Year Ended March 31, 2011	10.60	0.33	(b)	0.22	0.55	(0.27)	(0.08)	(0.40)	(0.75)	10.40	684,952	5.20	0.33	0.33	3.05	251	(c)
Year Ended March 31, 2010	10.26	0.40		0.43	0.83	(0.36)	—	(0.13)	(0.49)	10.60	724,588	8.17	0.31	0.31	3.72	326
Year Ended March 31, 2009	10.10	0.49		0.18	0.67	(0.51)	—	—	(0.51)	10.26	602,267	6.89	0.30	0.30	4.85	199
A Shares
Year Ended March 31, 2013	11.12	0.16	(b)	0.25	0.41	(0.18)	—	(0.20)	(0.38)	11.15	50,279	3.76	0.66	0.68	1.42	139
Year Ended March 31, 2012	10.73	0.22	(b)	0.76	0.98	(0.34)	—	(0.25)	(0.59)	11.12	44,359	9.31	0.65	0.65	1.95	170
Year Ended March 31, 2011	10.92	0.33	(b)	0.21	0.54	(0.25)	(0.08)	(0.40)	(0.73)	10.73	17,589	4.93	0.58	0.58	2.94	251	(c)
Year Ended March 31, 2010	10.57	0.38		0.43	0.81	(0.33)	—	(0.13)	(0.46)	10.92	8,540	7.75	0.55	0.55	3.14	326
Year Ended March 31, 2009	10.40	0.46		0.19	0.65	(0.48)	—	—	(0.48)	10.57	510	6.51	0.54	0.54	4.51	199

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
R Shares
Year Ended March 31, 2013(e)	$10.78	$0.12	(b)	$0.25	$0.37	$(0.15)	$—	$(0.20)	$(0.35)	$10.80	$72,697	3.43%	0.96%	1.05%	1.11%	139%
Year Ended March 31, 2012	10.40	0.18	(b)	0.76	0.94	(0.31)	—	(0.25)	(0.56)	10.78	20,315	9.15	0.90	0.90	1.63	170
Year Ended March 31, 2011	10.60	0.30	(b)	0.19	0.49	(0.21)	(0.08)	(0.40)	(0.69)	10.40	2,825	4.63	0.89	0.89	2.74	251	(c)
Year Ended March 31, 2010	10.26	0.35		0.42	0.77	(0.30)	—	(0.13)	(0.43)	10.60	710	7.61	0.82	0.82	3.11	326
Year Ended March 31, 2009	10.10	0.39		0.19	0.58	(0.42)	—	—	(0.42)	10.26	325	5.90	1.10	1.10	4.01	199

Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2013	9.95	0.10	(b)	0.04	0.14	(0.11)	—	—	(0.11)	9.98	109,224	1.39	0.33	0.33	0.98	127
Year Ended March 31, 2012	9.93	0.10	(b)	0.03	0.13	(0.11)	—	—	(0.11)	9.95	112,617	1.34	0.34	0.34	0.99	97
Year Ended March 31, 2011	9.91	0.13	(b)	0.04	0.17	(0.15)	—	—	(0.15)	9.93	115,795	1.76	0.32	0.32	1.31	229
Year Ended March 31, 2010	9.52	0.25		0.39	0.64	(0.25)	—	—	(0.25)	9.91	92,528	6.82	0.34	0.37	2.51	130
Year Ended March 31, 2009	9.91	0.39		(0.40)	(0.01)	(0.38)	—	—	(0.38)	9.52	55,088	(0.13)	0.31	0.36	3.95	88

U.S. Government Securities Fund
I Shares
Year Ended March 31, 2013	8.69	0.04	(b)	0.15	0.19	(0.04)	—	(0.41)	(0.45)	8.43	35,866	2.19	0.75	0.81	0.47	75
Year Ended March 31, 2012	8.63	0.11	(b)	0.61	0.72	(0.11)	—	(0.55)	(0.66)	8.69	40,754	8.27	0.73	0.73	1.18	94
Year Ended March 31, 2011	8.76	0.18	(b)	0.22	0.40	(0.18)	—	(0.35)	(0.53)	8.63	48,580	4.50	0.62	0.62	2.02	92
Year Ended March 31, 2010	11.11	0.26		(0.37)	(0.11)	(0.27)	—	(1.97)	(2.24)	8.76	71,910	(1.07)	0.58	0.58	2.35	85
Year Ended March 31, 2009	10.59	0.33		0.56	0.89	(0.34)	—	(0.03)	(0.37)	11.11	341,727	8.49	0.55	0.56	3.09	130
A Shares
Year Ended March 31, 2013	8.69	0.02	(b)	0.15	0.17	(0.02)	—	(0.41)	(0.43)	8.43	1,665	1.97	0.97	1.02	0.24	75
Year Ended March 31, 2012	8.63	0.08	(b)	0.61	0.69	(0.08)	—	(0.55)	(0.63)	8.69	1,797	7.98	1.00	1.00	0.90	94
Year Ended March 31, 2011	8.76	0.15	(b)	0.22	0.37	(0.15)	—	(0.35)	(0.50)	8.63	2,089	4.18	0.93	0.93	1.71	92
Year Ended March 31, 2010	11.11	0.21		(0.35)	(0.14)	(0.24)	—	(1.97)	(2.21)	8.76	2,314	(1.38)	0.89	0.89	1.98	85
Year Ended March 31, 2009	10.59	0.29		0.56	0.85	(0.30)	—	(0.03)	(0.33)	11.11	2,954	8.17	0.85	0.86	2.78	130
C Shares
Year Ended March 31, 2013	8.69	—	(b)	0.15	0.15	—	—	(0.41)	(0.41)	8.43	1,923	1.72	1.22	1.70	—	75
Year Ended March 31, 2012	8.63	0.03	(b)	0.61	0.64	(0.03)	—	(0.55)	(0.58)	8.69	2,401	7.32	1.61	1.67	0.28	94
Year Ended March 31, 2011	8.76	0.09	(b)	0.22	0.31	(0.09)	—	(0.35)	(0.44)	8.63	2,471	3.46	1.62	1.62	1.02	92
Year Ended March 31, 2010	11.11	0.14		(0.35)	(0.21)	(0.17)	—	(1.97)	(2.14)	8.76	3,038	(2.05)	1.58	1.58	1.28	85
Year Ended March 31, 2009	10.59	0.22		0.56	0.78	(0.23)	—	(0.03)	(0.26)	11.11	3,649	7.42	1.55	1.55	2.08	130

U.S. Government Securities Ultra-Short Bond Fund
I Shares
Year Ended March 31, 2013	10.14	0.03	(b)	0.08	0.11	(0.08)	—	—	(0.08)	10.17	2,331,913	1.10	0.36	0.36	0.29	137
Year Ended March 31, 2012	10.07	0.06	(b)	0.12	0.18	(0.11)	—	—	(0.11)	10.14	2,033,765	1.76	0.36	0.36	0.55	70
Year Ended March 31, 2011	10.07	0.07	(b)	0.09	0.16	(0.16)	—	—	(0.16)	10.07	1,648,792	1.61	0.33	0.33	0.73	126	(c)
Year Ended March 31, 2010	10.03	0.30		0.06	0.36	(0.32)	—	—	(0.32)	10.07	1,340,992	3.62	0.29	0.29	2.15	119
Year Ended March 31, 2009	10.03	0.41		0.01	0.42	(0.42)	—	—	(0.42)	10.03	90,675	4.29	0.28	0.32	4.00	92

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS     Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Virginia Intermediate Municipal Bond Fund
I Shares
Year Ended March 31, 2013	$10.63	$0.31	(b)	$0.08	$0.39	$(0.31)	$—	$(0.17)	$(0.48)	$10.54	$144,889	3.70%	0.59%	0.59%	2.93%	33%
Year Ended March 31, 2012	10.21	0.33	(b)	0.53	0.86	(0.33)	—	(0.11)	(0.44)	10.63	147,599	8.55	0.63	0.63	3.12	23
Year Ended March 31, 2011	10.39	0.34	(b)	(0.11)	0.23	(0.34)	—	(0.07)	(0.41)	10.21	165,536	2.15	0.62	0.62	3.23	17
Year Ended March 31, 2010	10.22	0.37		0.19	0.56	(0.37)	—	(0.02)	(0.39)	10.39	191,537	5.58	0.61	0.61	3.56	33
Year Ended March 31, 2009	10.09	0.36		0.13	0.49	(0.36)	—	—	(0.36)	10.22	181,882	5.01	0.60	0.60	3.61	20
A Shares
Year Ended March 31, 2013	10.63	0.30	(b)	0.07	0.37	(0.30)	—	(0.17)	(0.47)	10.53	10,996	3.45	0.74	0.74	2.78	33
Year Ended March 31, 2012	10.21	0.31	(b)	0.53	0.84	(0.31)	—	(0.11)	(0.42)	10.63	12,509	8.38	0.78	0.78	2.97	23
Year Ended March 31, 2011	10.39	0.32	(b)	(0.11)	0.21	(0.32)	—	(0.07)	(0.39)	10.21	12,471	2.00	0.77	0.77	3.09	17
Year Ended March 31, 2010	10.22	0.35		0.20	0.55	(0.36)	—	(0.02)	(0.38)	10.39	14,236	5.44	0.75	0.75	3.35	33
Year Ended March 31, 2009	10.09	0.35		0.13	0.48	(0.35)	—	—	(0.35)	10.22	7,619	4.85	0.75	0.75	3.46	20

(a)	Total return excludes sales charge. Not annualized for periods less than one year.

(b)	Per share data calculated using average shares outstanding method.

(c)	The amount previously reported has been adjusted to exclude an overstatement of mortgage-backed transactions and/or other corporate actions.

(d)	Effective at the close of business on July 31, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(e)	Effective at the close of business on February 12, 2009, C shares converted to R shares and C shares are no longer available for purchase. The data prior to such date reflects that of C shares.

(f)	Rounds to less than $0.005 per share.

*	The Georgia Tax-Exempt Bond Fund’s net expense ratio and gross expense ratio includes interest expense of 0.09% incurred during the year ended March 31, 2009 with respect to investments in certain inverse floating rate securities.

#	Prior to August 1, 2009, there were no assets in Class A during the current period. Effective at the close of business July 31, 2009, Class A received assets from the conversion from Class C. The net asset value shown for the beginning of the period reflects the initial converted net asset value from Class C and the amounts shown thereafter reflect operations for Class A from August 1, 2009 through March 31, 2010.

##	Class A was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period for Maryland Municipal Bond Fund. The net asset value, end of period, presented for Maryland Municipal Bond Fund A Shares was as of January 6, 2009, the last day the class had shareholders.

Amounts designated as “—” are $0 or have rounded to $0.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

RIDGEWORTH FUNDS    March 31, 2013

1.	Organization

The RidgeWorth Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Virginia Intermediate Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”).

The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund offer I Shares only. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Municipal Bond Fund, and Virginia Intermediate Bond Fund offer I Shares and A Shares. The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund and Total Return Bond Fund offer I Shares, A Shares and R Shares. The remaining Funds offer I Shares, A Shares and C Shares.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund and Short-Term U.S. Treasury Securities Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. The A Shares of the Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term Municipal Bond and Short-Term U.S. Treasury Securities Fund have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) of 0.50%, if redeemed within two years of purchase. The deferred sale charges may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive a redemption request, whichever is less, if shares are redeemed within one year of purchase. There is no sales charge on purchases of I or R Shares.

The Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following are significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the U.S. (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation — Debt securities are valued at the last quoted bid price provided by independent pricing vendors approved by the Board of Trustees of the Trust (the “Board”) that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.

The Funds, in accordance with GAAP, have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain asset and mortgage backed products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The independent pricing vendor may value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Publicly-traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market and such securities are considered Level 2 in the fair value hierarchy. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded and such securities may be considered Level 1 in the fair value hierarchy. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade and such securities may be considered Level 1 in the fair value hierarchy.

When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, each of the Funds values these securities in accordance with the Pricing and Valuation Procedures approved by the Board. The Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be fair valued in accordance with the Pricing and Valuation Procedures include, but are not limited to: if a subadviser determines that the valuation of a security does not reflect its fair value, the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is fair valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee. Under the Pricing and Valuation Procedures, such securities may be considered Level 2 or Level 3 in the fair value hierarchy. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value and such securities are considered Level 2 in the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value as of March 31, 2013:

Asset Valuation Inputs

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Core Bond Fund
Asset-Backed Securities[1]	$—	$4,361,855	$—		$4,361,855
Collateralized Mortgage Obligations[1]	—	30,453,728	—		30,453,728
Corporate Bonds[1]	—	88,160,235	—		88,160,235
U.S. Government Agency Mortgages[1]	—	103,655,560	—		103,655,560
U.S. Treasury Obligations[1]	—	158,737,514	—		158,737,514
Preferred Stocks[1]	3,483,956	—	—		3,483,956
Money Market Fund	30,909,791	—	—		30,909,791

Total Investments	34,393,747	385,368,892	—		419,762,639

Corporate Bond Fund
Corporate Bonds[1]	—	66,831,194	—		66,831,194
Preferred Stocks[1]	3,255,109	—	—		3,255,109
Money Market Fund	1,785,944	—	—		1,785,944

Total Investments	5,041,053	66,831,194	—		71,872,247

Georgia Tax-Exempt Bond Fund
Municipal Bonds[2]	—	146,555,311	—		146,555,311
Money Market Fund	9,819,881	—	—		9,819,881

Total Investments	9,819,881	146,555,311	—		156,375,192

High Grade Municipal Bond Fund
Municipal Bonds[2]	—	57,368,094	—		57,368,094
Money Market Fund	10,187,447	—	—		10,187,447

Total Investments	10,187,447	57,368,094	—		67,555,541

High Income Fund
Bank Loans[1]	—	31,087,854	—		31,087,854
Corporate Bonds[1]	—	806,284,157	0	[4]	806,284,157
Convertible Corporate Bond[1]	—	2,080,650	—		2,080,650
Preferred Stock[1]	3,294,192	—	—		3,294,192
Convertible Preferred Stock[1]	7,154,448	—	—		7,154,448
Common Stock[1]	—	794,610	—		794,610
Short-Term Investment	—	70,317,458	—		70,317,458
Money Market Fund	67,039,336	—	—		67,039,336

Total Investments	77,487,976	910,564,729	0	[4]	988,052,705

Intermediate Bond Fund
Collateralized Mortgage Obligation[1]	—	1,814,795	—		1,814,795
Corporate Bonds[1]	—	255,252,960	—		255,252,960
U.S. Government Agency Mortgages[1]	—	67,401,940	—		67,401,940
U.S. Treasury Obligations[1]	—	605,730,834	—		605,730,834
Preferred Stocks[1]	11,714,304	—	—		11,714,304
Short-Term Investment	—	2,034,885	—		2,034,885
Money Market Fund	931,089	—	—		931,089

Total Investments	12,645,393	932,235,414	—		944,880,807

Investment Grade Tax-Exempt Bond Fund
Municipal Bonds[2]	—	940,853,387	—		940,853,387
Money Market Fund	92,683,724	—	—		92,683,724

Total Investments	92,683,724	940,853,387	—		1,033,537,111

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Limited Duration Fund
Asset-Backed Securities[1]	$—	$800,000	$—		$800,000
Collateralized Mortgage Obligations[1]	—	6,925,998	—		6,925,998
U.S. Government Agency Mortgages[1]	—	608,041	—		608,041
Money Market Fund	1,026,778	—	—		1,026,778

Total Investments	1,026,778	8,334,039	—		9,360,817

Limited-Term Federal Mortgage Securities Fund
Collateralized Mortgage Obligations[1]	—	2,935,740	—		2,935,740
U.S. Government Agency Mortgages[1]	—	13,673,900	—		13,673,900
U.S. Treasury Obligation[1]	—	303,797	—		303,797
Money Market Fund	1,044,967	—	—		1,044,967

Total Investments	1,044,967	16,913,437	—		17,958,404

North Carolina Tax-Exempt Bond Fund
Municipal Bonds[2]	—	47,510,593	—		47,510,593
Money Market Fund	4,219,295	—	—		4,219,295

Total Investments	4,219,295	47,510,593	—		51,729,888

Seix Floating Rate High Income Fund
Bank Loans[1]	—	5,149,793,200	—		5,149,793,200
Corporate Bonds[1]	—	309,242,942	0	[4]	309,242,942
Preferred Stocks[1]	2,557,480	—	—		2,557,480
Common Stock[1]	—	1,035,555	—		1,035,555
Money Market Fund	1,290,295,065	—	—		1,290,295,065

Total Investments	1,292,852,545	5,460,071,697	0	[4]	6,752,924,242

Seix High Yield Fund
Bank Loans[1]	—	101,802,199	—		101,802,199
Corporate Bonds[1]	—	1,649,789,419	—		1,649,789,419
Convertible Preferred Stock[1]	11,033,004	—	—		11,033,004
Short-Term Investment	—	99,836,835	—		99,836,835
Money Market Fund	129,824,361	—	—		129,824,361

Total Investments	140,857,365	1,851,428,453	—		1,992,285,818

Short-Term Bond Fund
Asset-Backed Securities[1]	—	10,136,560	—		10,136,560
Collateralized Mortgage Obligations[1]	—	18,260,110	—		18,260,110
Corporate Bonds[1]	—	40,575,928	—		40,575,928
Municipal Bond[2]	—	2,676,017	—		2,676,017
U.S. Government Agency Mortgages[1]	—	9,552,505	—		9,552,505
Money Market Fund	1,879,549	—	—		1,879,549

Total Investments	1,879,549	81,201,120	—		83,080,669

Short-Term Municipal Bond Fund
Municipal Bonds[2]	—	13,513,665	—		13,513,665
Money Market Fund	2,345,242	—	—		2,345,242

Total Investments	2,345,242	13,513,665	—		15,858,907

Short-Term U.S. Treasury Securities Fund
U.S. Treasury Obligations[1]	—	12,021,521	—		12,021,521
Money Market Fund	93,932	—	—		93,932

Total Investments	93,932	12,021,521	—		12,115,453

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Total Return Bond Fund
Asset-Backed Securities[1]	$—	$19,190,238	$—	$19,190,238
Collateralized Mortgage Obligations[1]	—	95,013,451	—	95,013,451
Bank Loans[1]	—	80,345,571	—	80,345,571
Corporate Bonds[1]	—	263,994,526	—	263,994,526
U.S. Government Agency Mortgages[1]	—	341,370,657	—	341,370,657
U.S. Treasury Obligations[1]	—	506,539,316	—	506,539,316
Preferred Stocks[1]	11,047,698	—	—	11,047,698
Short-Term Investment	—	51,812,500	—	51,812,500
Money Market Fund	82,480,896	—	—	82,480,896

Total Investments	93,528,594	1,358,266,259	—	1,451,794,853

Other Financial Instruments[3]
Credit Default Swap Contracts – Buy Protection
Credit Risk	—	98,777	—	98,777
Forward Foreign Currency Contracts
Foreign Currency Risk	—	882,410	—	882,410

Total Investments	93,528,594	1,359,247,446	—	1,452,776,040

Ultra-Short Bond Fund
Asset-Backed Securities[1]	—	3,884,724	—	3,884,724
Collateralized Mortgage Obligations[1]	—	28,840,870	—	28,840,870
Corporate Bonds[1]	—	55,836,588	—	55,836,588
Municipal Bonds[2]	—	1,923,731	—	1,923,731
U.S. Government Agency Mortgages[1]	—	16,913,460	—	16,913,460
Money Market Fund	3,501,421	—	—	3,501,421

Total Investments	3,501,421	107,399,373	—	110,900,794

U.S. Government Securities Fund
U.S. Treasury Obligations[1]	—	38,946,491	—	38,946,491
Money Market Fund	647,958	—	—	647,958

Total Investments	647,958	38,946,491	—	39,594,449

U.S. Government Securities Ultra-Short Bond Fund
Asset-Backed Security[1]	—	2,180,961	—	2,180,961
Collateralized Mortgage Obligations[1]	—	661,026,705	—	661,026,705
U.S. Government Agency Mortgages[1]	—	1,595,922,247	—	1,595,922,247
Money Market Fund	78,785,547	—	—	78,785,547

Total Investments	78,785,547	2,259,129,913	—	2,337,915,460

Virginia Intermediate Municipal Bond Fund
Municipal Bonds[2]	—	149,008,419	—	149,008,419
Money Market Fund	6,207,605	—	—	6,207,605

Total Investments	6,207,605	149,008,419	—	155,216,024

Liability Valuation Inputs
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Total Return Bond Fund
Other Financial Instruments[3]
Credit Default Swap Contracts – Buy Protection
Credit Risk	$—	$(4,033,600)	$—	$(4,033,600)
Forward Foreign Currency Contracts
Foreign Currency Risk	—	(803,809)	—	(803,809)

Total Investments	—	(4,837,409)	—	(4,837,409)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Securities Ultra-Short Bond Fund
Other Financial Instruments[3]
Futures Contracts
Interest Rate Risk	$(90,306)	$—	$—	$(90,306)

Total Investments	(90,306)	—	—	(90,306)

1	Please see the Schedules of Portfolio Investments for Sector or Country Classification.

2	Please see the Schedules of Portfolio Investments for State Classification.

3	Other Financial Instruments are derivative instruments not reflected in the value of Total Investments in the Schedules of Portfolio Investments, such as credit default swaps, forward foreign currency contracts and futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

4	As of March 31, 2013, the securities designated as Level 3 were fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on quotations from principal market makers. Level 3 roll forwards and change in unrealized appreciation (depreciation) of these Level 3 securities held at fiscal year end are presented below.

The following is a reconciliation of investments as of March 31, 2013 in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 3/31/2013
High Income Fund
Corporate Bonds
Auto Manufacturers	$539,820	$—	$—	$(213,687)	$—	$—	$—	$(326,133)	$—	$(213,687)

Seix Floating Rate High Income Fund
Corporate Bonds
Auto Manufacturers	$200,000	$—	$—	$(79,817)	$—	$—	$—	$(120,183)	$—	$(79,817)

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Pricing and Valuation Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no transfers between Levels 1 or 2 as of March 31, 2013, based on the valuation input levels assigned to securities on March 31, 2012. Transfers out of Level 3 were due to a restructuring of the issuing company’s capital structure during the year.

(b) Security Transactions and Investment Income — Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount over the life of the securities, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the Funds’ ability to realize interest accrued up to the date of default or credit event.

(c) Distributions to Shareholders — Distributions from net investment income of each of the Funds are declared each business day to shareholders of record and are paid monthly. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders from each of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Expense and Share Class Accounting — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are allocated pro-rata to the Funds on the basis of relative net assets

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

or another appropriate basis. Investment income, common expenses and realized/unrealized capital gains (losses) on investments are allocated to the various classes of the Funds on the basis of relative daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(e) Securities Traded on a To-Be-Announced Basis — Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Derivative Instruments — Certain Funds may enter into derivative contracts for purposes of pursuing their investment objective, to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks. Open derivative positions at March 31, 2013 are included on each Fund’s Schedule of Portfolio Investments.

(g) Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures Contracts — Certain Funds may enter into futures contracts to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currencies.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and amount actual received.

(j) Swap Contracts — Certain Funds may invest in swap contracts for the purpose of managing exposure to interest rate, credit or market risk, or for other purposes. The use of swap contracts involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily using an independent pricing vendor and changes in value are recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the swap contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedules of Portfolio Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap contracts. Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statements of Operations.

Credit Default Swaps

Certain Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS contract to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer), or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

As a seller of protection, the Funds generally receive an upfront payment or a stream of payments throughout the term of the swap contract provided that there is no credit event. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, a Fund effectively adds leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap contract. As a buyer of protection, a Fund generally receives an amount up to the notional value of the swap contract if a credit event occurs.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the swap contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS contracts are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the contract. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Credit spreads utilized in determining the period end market value of CDS contracts on corporate or sovereign issues are disclosed on the Schedules of Portfolio Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS contracts on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Entering into a CDS contract involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, and that the counterparty to the contract may default on its obligation to perform or disagree as to the meaning of the contractual terms in the contract, and that there are unfavorable changes in net interest rates.

Interest Rate Swaps

Certain Funds may enter into interest rate swap (“IRS”) contracts to manage exposure to interest rate risk. IRS contracts are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. IRS contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of IRS contracts include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that this amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The fair value of derivative instruments not accounted for as hedging instruments on the Statements of Assets and Liabilities and the effect of derivative instruments not accounted for as hedging instruments, on the Statements of Operations as of March 31, 2013, is presented in the table below:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
High Income Fund
Realized Gain (Loss)#
Swap Contracts	$(5,555)	$—	$—	$(5,555)

Total Realized Gain (Loss)	$(5,555)	$—	$—	$(5,555)

Number of Contracts, Notional Amounts or Shares†
Swap Contracts	$10,000,000	$—	$—	$10,000,000

Seix High Yield Fund
Realized Gain (Loss)#
Swap Contracts	$(1,169,396)	$—	$—	$(1,169,396)

Total Realized Gain (Loss)	$(1,169,396)	$—	$—	$(1,169,396)

Number of Contracts, Notional Amounts or Shares†
Swap Contracts	$47,600,000	$—	$—	$47,600,000

Short Term Bond Fund
Realized Gain (Loss)#
Futures Contracts	$—	$—	$(293,028)	$(293,028)

Total Realized Gain (Loss)	$—	$—	$(293,028)	$(293,028)

Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(94,925)	$(94,925)

Total Change in Appreciation (Depreciation)	$—	$—	$(94,925)	$(94,925)

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	(75)	(75)

Total Return Bond Fund
Asset Derivatives
Swap Contracts*	$98,777	$—	$—	$98,777

Forward Foreign Currency Contracts*	—	882,410	—	882,410

Total Value	$98,777	$882,410	$—	$981,187

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Liability Derivatives
Swap Agreements^	$(4,033,600)	$—	$—	$(4,033,600)

Forward Foreign Currency Contracts^	—	(803,809)	—	(803,809)

Total Value	$(4,033,600)	$(803,809)	$—	$(4,837,409)

Realized Gain (Loss)#
Forward Foreign Currency Contracts	$—	$6,198,428	$—	$6,198,428

Swap Contracts	(6,213,713)	—	—	(6,213,713)

Total Realized Gain (Loss)	$(6,213,713)	$6,198,428	$—	$(15,285)

Change in Appreciation (Depreciation)##
Forward Foreign Currency Contracts	$—	$214,851	$—	$214,851

Swap Contracts	(83,434)	—	—	(83,434)

Total Change in Appreciation (Depreciation)	$(83,434)	$214,851	$—	$131,417

Number of Contracts, Notional Amounts or Shares†
Forward Foreign Currency Contracts	$—	$236,348,501	$—	$236,348,501

Swap Contracts	$68,386,500	$—	$—	$68,386,500

Ultra-Short Bond Fund
Realized Gain (Loss)#
Futures Contracts	$—	$—	$(40,779)	$(40,779)

Total Realized Gain (Loss)	$—	$—	$(40,779)	$(40,779)

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	(42)	(42)

U.S. Government Securities Ultra-Short Bond Fund
Liability Derivatives
Futures Contracts^^	$—	$—	$(90,306)	$(90,306)

Total Value	$—	$—	$(90,306)	$(90,306)

Realized Gain (Loss)#
Futures Contracts	$—	$—	$(2,321,948)	$(2,321,948)

Total Realized Gain (Loss)	$—	$—	$(2,321,948)	$(2,321,948)

Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$(90,306)	$(90,306)

Total Change in Appreciation (Depreciation)	$—	$—	$(90,306)	$(90,306)

Number of Contracts, Notional Amounts or Shares†
Futures Contracts	—	—	(621)	(621)

#	Statements of Operations location: Amounts are included in net realized gain (loss) on investment transactions, futures contracts, swap contracts, or foreign currency transactions, as applicable.

†	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for forward currency contracts and swap contracts, which are indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended March 31, 2013.

##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on investment transactions, foreign currency transactions, futures contracts, swap contracts, or translation of assets and liabilities in forward foreign currencies, as applicable.

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from unrealized appreciation on forward foreign currency contracts, or appreciated swap contract at value, as applicable.

^	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts, or depreciated swap contracts, at value, as applicable.

^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts”. The outstanding variation margin, if any, is reported within the Statements of Assets and Liabilities.

(k) Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities are required to be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral.

The cash collateral received is aggregated in a joint account by the Funds, providing RidgeWorth Investments a pool of cash to invest in short-term investments that have a remaining maturity of 397 days or less. The Funds are joint participants with other affiliated Funds of the Trust that are not presented in this report. At March 31, 2013, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at March 31, 2013 owned a pro-rata portion of the assets and liabilities listed below:

	Shares	Value
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.01%	93,304,017	$93,304,017
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.01%	222,355,346	222,355,346

Total Investments (Cost $ 315,659,363)		315,659,363
Amount due to Lending Agent		(26,873)

Net Investment Value		$315,632,490

The following Funds paid securities lending fees to the lending agent during the year ended March 31, 2013, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fund	Fee
Core Bond Fund	$832
High Income Fund	44,416
Intermediate Bond Fund	6,635
Seix High Yield Fund	87,642
Total Return Bond Fund	4,498

(l) When-Issued Securities and Forward Commitments — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date at a fixed price. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities or engage in other appropriate measures to “cover” its obligation. When-issued securities and the segregated liquid assets associated with such investments are presented within the Funds’ Schedules of Portfolio Investments.

(m) Bank Loans — Certain Funds may invest in first and second lien senior floating-rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed, and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

contractual obligation to fulfill the revolving senior loan. Therefore, a Fund must have funds sufficient to cover its contractual obligation. At March 31, 2013 Seix Floating Rate High Income Fund and Total Return Bond Fund had unfunded loan commitments.

(n) Restricted Securities — Certain Funds’ investments are restricted as to resale. As of March 31, 2013 all of these restricted securities have been deemed liquid by the Funds’ Investment Adviser based upon procedures approved by the Board unless stated otherwise in the Funds’ Schedules of Portfolio Investments.

(o) Credit and Market Risk — Certain Funds’ investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign Investment Risks — Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments — Certain Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

(r) Other Risks — Certain Funds may invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities. A Fund’s concentration of investments in securities of issuers located in a specific region or state, subjects that Fund to the economic and government policies of the region or state, and may increase risk versus that of a fund whose investments are more diversified. Please refer to each Fund’s prospectus for additional risks that made be associated with the Funds.

(s) Federal and Other Taxes — It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(t) Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

3.	Investment Adviser and Other Service Providers

Investment Adviser — RidgeWorth Investments (“Investment Adviser”), a majority-owned subsidiary of SunTrust Banks, Inc. (“SunTrust”), serves as the investment adviser to the Funds. The Trust and the Investment adviser have entered into an investment advisory agreement (“Advisory Agreement”). The Investment Adviser is a money—management holding company with multiple style-focused investment boutiques (“Subadvisers”). The Subadvisers for each of the Funds are as follows: Seix Investment Advisors LLC (“Seix”) serves as the Subadviser for the Core Bond Fund, Corporate Bond Fund, High Income Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund; and StableRiver Capital Management LLC (“StableRiver”) serves as the Subadviser for the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, Investment Grade Tax-Exempt Bond Fund, North Carolina Tax-Exempt Bond Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Ultra-Short Bond Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund. Seix and StableRiver are each wholly-owned subsidiaries of the Investment Adviser. The Investment Adviser pays the Subadvisers out of the investment advisory fees it receives from the Funds.

Under the terms of the Advisory Agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Effective August 1, 2012 the investment advisory fees changed as described in the table below. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended March 31, 2013 were as follows:

Fund	Maximum Annual Advisory Fee prior to August 1, 2012	Maximum Annual Advisory Fee as of August 1, 2012	Discounted Annual Advisory Fee	Advisory Fees Waived/Expense Reimbursed	Net Annual Fees Paid*
Core Bond Fund	0.25%	0.25%	0.25%	—%	0.25%
Corporate Bond Fund	0.40	0.40	0.40	(0.01)	0.39
Georgia Tax-Exempt Bond Fund	0.55	0.50	0.52	—	0.52
High Grade Municipal Bond Fund	0.55	0.50	0.52	(0.03)	0.49
High Income Fund	0.60	0.55	0.55	(0.01)	0.54
Intermediate Bond Fund	0.25	0.25	0.24	—	0.24
Investment Grade Tax-Exempt Bond Fund	0.50	0.50	0.49	(0.01)	0.48
Limited Duration Fund	0.10	0.10	0.10	(0.03)	0.07
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	0.50	(0.19)	0.31
North Carolina Tax-Exempt Bond Fund	0.55	0.50	0.52	—	0.52
Seix Floating Rate High Income Fund	0.45	0.45	0.41	—	0.41
Seix High Yield Fund	0.45	0.45	0.42	—	0.42
Short-Term Bond Fund	0.40	0.40	0.40	—	0.40
Short-Term Municipal Bond Fund	0.55	0.35	0.35	(0.32)	0.03
Short-Term U.S. Treasury Securities Fund	0.40	0.35	0.37	(0.31)	0.06
Total Return Bond Fund	0.25	0.25	0.24	(0.01)	0.23
Ultra-Short Bond Fund	0.22	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	0.50	(0.06)	0.44
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.20	0.19	—	0.19
Virginia Intermediate Municipal Bond Fund	0.55	0.50	0.52	—	0.52

*	Aggregate annual fees paid to the Investment Adviser, who pays the applicable Subadviser a portion of the fees for its services to the Funds. Amounts designated as “—” are 0%.

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

The Investment Adviser and the applicable Subadviser have contractually agreed, until at least August 1, 2013, to waive fees and/or reimburse expenses for each of the following Funds to the extent necessary to maintain each Fund’s total annual fund operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

	Contractual Expense Limitations August 1, 2012 to March 31, 2013
Fund	I Shares	A Shares	C Shares	R Shares
Core Bond Fund	0.45%	0.72%	—%	1.05%
Corporate Bond Fund	0.62	0.93	1.60	—
Georgia Tax-Exempt Bond Fund	0.65	0.80	—	—
High Grade Municipal Bond Fund	0.65	0.80	—	—
High Income Fund	0.76	1.06	—	1.46
Intermediate Bond Fund	0.44	0.70	—	1.20
Investment Grade Tax-Exempt Bond Fund	0.65	0.80	—	—
Limited Duration Fund	0.32	—	—	—
Limited-Term Federal Mortgage Securities Fund	0.66	0.86	1.66	—
North Carolina Tax-Exempt Bond Fund	0.65	0.80	—	—
Seix Floating Rate High Income Fund	0.62	0.95	1.61	—
Seix High Yield Fund	0.61	0.87	1.30	—
Short-Term Bond Fund	0.58	0.77	—	1.57
Short-Term Municipal Bond Fund	0.55	0.70	—	—
Short-Term U.S. Treasury Securities Fund	0.55	0.73	1.55	—
Total Return Bond Fund	0.43	0.68	—	0.99
Ultra-Short Bond Fund	0.42	—	—	—
U.S. Government Securities Fund	0.72	0.95	1.70	—
U.S. Government Securities Ultra-Short Bond Fund	0.43	—	—	—
Virginia Intermediate Municipal Bond Fund	0.65	0.80	—	—

For the period April 1, 2012 to July 31, 2012 the Contractual Expense Limitations were as follows:

Fund	I Shares	A Shares	C Shares
High Grade Municipal Bond Fund	0.65%	0.80%	—%
Limited-Term Federal Mortgage Securities Fund	0.66	0.86	1.66
Short-Term Municipal Bond Fund	0.65	0.80	—
Short-Term U.S. Treasury Securities Fund	0.55	0.73	1.55

Under the Expense Limitation Agreement, the Investment Adviser may retain the difference between the Contractual Expense Limitation identified above and the actual total expenses to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of such waivers or reimbursements. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the contractual expense limitation in place at that time. During the year ended March 31, 2013, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of March 31, 2013, the cumulative potential recoupments recoverable pursuant to this agreement are as follows:

	Expires
Fund	2014	2015	2016
Core Bond Fund	$—	$—	$1,227
Corporate Bond Fund	—	—	10,691
High Grade Municipal Bond Fund	32,038	11,057	17,205
High Income Fund	—	—	85,675
Intermediate Bond Fund	—	—	580

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Expires
Fund	2014	2015	2016
Investment Grade Tax-Exempt Bond Fund	$—	$—	$53,503
Limited Duration Fund	—	—	3,221
Limited-Term Federal Mortgage Securities Fund	—	26,833	49,640
Short-Term Bond Fund	—	—	2,491
Short-Term Municipal Bond Fund	—	22,692	36,571
Short-Term U.S. Treasury Securities Fund	18,813	44,910	49,079
Total Return Bond Fund	—	—	134,555
U.S. Government Securities Fund	—	—	26,551

Amounts designated as “—” are $0.

During the year ended March 31, 2013, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

The Investment Adviser has voluntarily undertaken to reduce and/or subsidize certain expenses of the Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund and U.S. Government Securities Fund to the extent necessary to maintain a minimum annualized yield of 0.00% for each of the Fund’s share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. During the year ended March 31, 2013, Short-Term Municipal Bond Fund, Short-Term U.S. Securities Fund and U.S. Government Securities Fund had voluntary reimbursements in the amount of $7,587, $80 and $10,381, respectively.

Fund Accounting, Custody, Administration, and Transfer Agency — State Street Bank and Trust Company (“State Street Bank”) serves as the fund accounting agent and custodian for the Trust pursuant to a Master Custodian Agreement. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. State Street Bank also serves as the administrator for the Trust pursuant to an Administration Agreement. State Street Bank, as the Funds’ administrator, is paid on the basis of net assets of the RidgeWorth investment company complex and fees are allocated among the series of the Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Trust pursuant to a Transfer Agency and Service Agreement. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Custodian Credits —The Funds have an agreement with their custodian under which custody fees may be reduced by balance credits. These credits, if any, are shown as a reduction of total expenses on the Statements of Operations.

Distribution — The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement.

In addition, with respect to the A Shares, C Shares and R Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. For the year ended March 31, 2013, the Distributor did not retain any of the front end sales charges assessed on the sale of Class A shares. For the year ended March 31, 2013, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C Shares. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2013, were as follows:

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee
Core Bond Fund	0.30%	N/A	%	0.50%
Corporate Bond Fund	0.30	1.00		N/A
Georgia Tax-Exempt Bond Fund	0.15	N/A		N/A
High Grade Municipal Bond Fund	0.15	N/A		N/A
High Income Fund	0.30	N/A		0.50

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Fund	A Share Distribution and Service Fee	C Share Distribution and Service Fee		R Share Distribution and Service Fee
Intermediate Bond Fund	0.25%	N/A	%	0.50%
Investment Grade Tax-Exempt Bond Fund	0.30	N/A		N/A
Limited-Term Federal Mortgage Securities Fund	0.20	1.00		N/A
North Carolina Tax-Exempt Bond Fund	0.15	N/A		N/A
Seix Floating Rate High Income Fund	0.30	1.00		N/A
Seix High Yield Fund	0.25	N/A		0.50
Short-Term Bond Fund	0.20	1.00		N/A
Short-Term Municipal Bond Fund	0.15	N/A		N/A
Short-Term U.S. Treasury Securities Fund	0.18	1.00		N/A
Total Return Bond Fund	0.25	N/A		0.50
U.S. Government Securities Fund	0.30	1.00		N/A
Virginia Intermediate Municipal Bond Fund	0.15	N/A		N/A

Shareholder Servicing Fees — The Core Bond Fund, High Income Fund, Intermediate Bond Fund, Seix High Yield Fund, and Total Return Bond Fund have adopted a shareholder services fee for the R Shares. Each Fund pays specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of R Shares. In addition, effective August 1, 2012, the Funds have adopted shareholder services fees for the I Shares and A Shares of such Funds. Each of these Funds (or class thereof, as the case may be) may pay to financial institutions that provide certain services to the Funds a services fee. The services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries) providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The Funds may pay a shareholder services fee up to an annual rate of average daily net assets of a Fund’s I Shares or A Shares as follows:

Fund	Maximum Shareholder Servicing Fee for I Shares and A Shares Prior to August 1, 2012	Maximum Shareholder Servicing Fee for I Shares and A Shares Effective August 1, 2012
Core Bond Fund	0.15%	0.20%
Corporate Bond Fund	0.15	0.20
Georgia Tax-Exempt Bond Fund	N/A	0.20
High Grade Municipal Bond Fund	N/A	0.20
High Income Fund	N/A	0.20
Intermediate Bond Fund	0.15	0.20
Investment Grade Tax-Exempt Bond Fund	0.15	0.20
Limited Duration Fund	0.15	0.20
Limited-Term Federal Mortgage Securities Fund	0.15	0.20
North Carolina Tax-Exempt Bond Fund	N/A	0.20
Seix Floating Rate High Income Fund	0.15	0.20
Seix High Yield Fund	0.15	0.20
Short-Term Bond Fund	0.15	0.20
Short-Term Municipal Bond Fund	0.15	0.20
Short-Term U.S. Treasury Securities Fund	0.15	0.20
Total Return Bond Fund	0.15	0.20
Ultra-Short Bond Fund	0.15	0.20
U.S. Government Securities Fund	0.15	0.20
U.S. Government Securities Ultra-Short Bond Fund	0.15	0.20
Virginia Intermediate Municipal Bond Fund	N/A	0.20

Other Fees — The Investment Adviser provides compliance and certain administrative services to the Trust to ensure compliance with applicable laws and regulations. For the year ended March 31, 2013, the Investment Adviser was paid $1,475,865 for these services. Foreside Compliance Services, LLC (“FCS”), an affiliate of the

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Distributor, provided Chief Compliance Officer services until May 31, 2012. FCS continues to provide an Anti-Money Laundering Officer/ Identity Theft Prevention Officer (“AML Officer”) to the Trust. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided a Principal Financial Officer (“PFO”) and Treasurer to the Trust until August 30, 2012. Fees paid to FCS and FMS pursuant to these agreements are reflected on the Statements of Operations as a component of the caption “Other Fees”.

Neither FCS nor FMS, nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS and FMS are also officers of the Trust.

Certain officers of the Trust are also officers or employees of the Investment Adviser, FCS, FMS and/or the administrator. Such officers receive no fees from the Trust for serving as officers of the Trust.

Each of the Trustees receive an annual retainer and an additional fee for each meeting attended, plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. Information on the aggregate remuneration paid to the Trustees can be found on the Statements of Operations.

4.	Capital Stock Transactions

Transactions in capital shares and dollars for the years ended March 31 were as follows:

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Core Bond Fund
I Shares
3/31/2013	15,150,156	1,003,059	(22,520,877)	(6,367,662)	$170,890,899	$11,280,597	$(252,118,768)	$(69,947,272)
3/31/2012	20,392,980	2,090,943	(9,816,795)	12,667,128	230,213,597	23,374,153	(110,968,103)	142,619,647

A Shares
3/31/2013	542,528	47,009	(686,479)	(96,942)	6,113,163	528,383	(7,733,353)	(1,091,807)
3/31/2012	765,877	128,545	(678,486)	215,936	8,751,020	1,436,036	(7,725,376)	2,461,680

R Shares
3/31/2013	7,978	10,828	(95,008)	(76,202)	89,791	121,788	(1,070,887)	(859,308)
3/31/2012	29,536	37,600	(134,931)	(67,795)	341,015	419,820	(1,527,018)	(766,183)

Corporate Bond Fund
I Shares
3/31/2013	1,982,956	434,731	(2,962,851)	(545,164)	18,861,172	4,110,294	(28,188,098)	(5,216,632)
3/31/2012	2,239,751	547,019	(3,251,132)	(464,362)	21,709,020	5,159,258	(31,426,786)	(4,558,508)

A Shares
3/31/2013	327,279	22,799	(380,224)	(30,146)	3,102,078	216,200	(3,630,328)	(312,050)
3/31/2012	349,895	22,375	(140,098)	232,172	3,388,655	211,520	(1,348,793)	2,251,382

C Shares
3/31/2013	103,335	85,637	(475,178)	(286,206)	996,415	807,662	(4,518,289)	(2,714,212)
3/31/2012	389,063	132,375	(250,674)	270,764	3,786,500	1,246,228	(2,428,816)	2,603,912

Georgia Tax-Exempt Bond Fund
I Shares
3/31/2013	2,831,504	20,748	(2,923,235)	(70,983)	30,603,687	224,250	(31,648,061)	(820,124)
3/31/2012	2,473,798	26,978	(5,122,166)	(2,621,390)	25,293,185	276,448	(52,043,352)	(26,473,719)

A Shares
3/31/2013	54,802	6,860	(43,641)	18,021	590,388	74,262	(474,378)	190,272
3/31/2012	29,451	8,617	(203,039)	(164,971)	309,150	88,410	(2,008,080)	(1,610,520)

High Grade Municipal Bond Fund
I Shares
3/31/2013	2,956,341	62,484	(2,074,029)	944,796	36,263,488	756,064	(25,383,903)	11,635,649
3/31/2012	563,655	15,614	(1,357,468)	(778,199)	6,534,232	180,735	(15,441,562)	(8,726,595)

A Shares
3/31/2013	369,896	24,900	(137,597)	257,199	4,526,852	302,002	(1,682,718)	3,146,136
3/31/2012	193,685	6,994	(243,908)	(43,229)	2,304,325	81,083	(2,838,042)	(452,634)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
High Income Fund
I Shares
3/31/2013	63,456,336	4,997,397	(44,901,177)	23,552,556	$447,059,168	$35,281,125	$(316,563,071)	$165,777,222
3/31/2012	78,425,514	4,256,915	(53,175,628)	29,506,801	541,743,152	29,132,881	(367,671,391)	203,204,642

A Shares
3/31/2013	10,886,569	778,455	(9,805,619)	1,859,405	76,434,488	5,495,991	(69,328,992)	12,601,487
3/31/2012	23,049,111	834,723	(19,173,869)	4,709,965	160,725,436	5,715,726	(131,175,324)	35,265,838

R Shares
3/31/2013	1,008,470	136,362	(820,532)	324,300	7,132,330	961,340	(5,773,798)	2,319,872
3/31/2012	1,487,650	151,213	(841,499)	797,364	10,293,014	1,031,373	(5,882,343)	5,442,044

Intermediate Bond Fund
I Shares
3/31/2013	16,739,307	2,522,665	(42,042,210)	(22,780,238)	175,567,635	26,162,518	(440,706,666)	(238,976,513)
3/31/2012	23,738,365	3,266,983	(38,971,896)	(11,966,548)	250,996,340	34,290,444	(413,099,514)	(127,812,730)

A Shares
3/31/2013	329,512	40,273	(494,247)	(124,462)	3,462,213	417,927	(5,156,768)	(1,276,628)
3/31/2012	936,767	45,581	(1,148,755)	(166,407)	10,050,552	478,569	(12,190,515)	(1,661,394)

R Shares
3/31/2013	5,295	132	(73,924)	(68,497)	55,307	1,373	(777,254)	(720,574)
3/31/2012	10,373	3,200	(29,012)	(15,439)	109,961	33,577	(310,324)	(166,786)

Investment Grade Tax-Exempt Bond Fund
I Shares
3/31/2013	25,364,479	2,556,547	(25,177,845)	2,743,181	321,422,608	31,929,508	(319,378,757)	33,973,359
3/31/2012	26,410,054	1,311,551	(43,232,605)	(15,511,000)	323,474,282	16,073,453	(517,156,994)	(177,609,259)

A Shares
3/31/2013	627,050	80,768	(770,243)	(62,425)	7,963,610	1,008,871	(9,745,117)	(772,636)
3/31/2012	954,544	43,300	(644,985)	352,859	11,646,090	531,390	(7,842,200)	4,335,280

Limited Duration Fund
I Shares
3/31/2013	—	1,795	(688,748)	(686,953)	—	17,573	(6,735,932)	(6,718,359)
3/31/2012	4	7,646	(609,652)	(602,002)	37	74,630	(5,939,770)	(5,865,103)

Limited-Term Federal Mortgage Securities Fund
I Shares
3/31/2013	324,611	16,574	(1,774,341)	(1,433,156)	3,631,796	185,548	(19,879,334)	(16,061,990)
3/31/2012	1,101,980	37,235	(1,794,687)	(655,472)	12,082,654	408,087	(19,737,886)	(7,247,145)

A Shares
3/31/2013	12,930	2,717	(378,991)	(363,344)	144,522	30,356	(4,222,167)	(4,047,289)
3/31/2012	889,986	5,928	(605,230)	290,684	9,649,651	64,737	(6,584,528)	3,129,860

C Shares
3/31/2013	19,025	2,933	(145,883)	(123,925)	212,895	32,830	(1,632,101)	(1,386,376)
3/31/2012	41,588	6,307	(79,032)	(31,137)	457,164	69,020	(867,606)	(341,422)

North Carolina Tax-Exempt Bond Fund
I Shares
3/31/2013	814,545	4,249	(856,799)	(38,005)	8,700,825	45,645	(9,203,531)	(457,061)
3/31/2012	765,775	4,554	(1,254,105)	(483,776)	7,789,791	46,418	(12,663,761)	(4,827,552)

A Shares
3/31/2013	27,037	858	(3,042)	24,853	289,648	9,177	(32,515)	266,310
3/31/2012	2,986	1,170	(15,166)	(11,010)	29,769	11,937	(157,880)	(116,174)

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Seix Floating Rate High Income Fund
I Shares
3/31/2013	404,801,992	12,393,422	(166,301,380)	250,894,034	$3,623,676,264	$110,642,663	$1,480,951,289)	$2,253,367,638
3/31/2012	275,791,116	11,186,120	(241,379,272)	45,597,964	2,441,753,739	98,106,958	(2,102,029,721)	437,830,976

A Shares
3/31/2013	7,494,467	186,533	(2,545,591)	5,135,409	67,443,345	1,664,277	(22,575,703)	46,531,919
3/31/2012	4,099,882	202,165	(6,179,275)	(1,877,228)	36,377,294	1,775,951	(53,634,785)	(15,481,540)

C Shares
3/31/2013	1,666,689	77,164	(686,469)	1,057,384	14,952,802	688,547	(6,107,635)	9,533,714
3/31/2012	1,550,277	72,348	(677,658)	944,967	13,743,006	634,518	(5,893,030)	8,484,494

Seix High Yield Fund
I Shares
3/31/2013	87,306,757	4,448,330	(136,305,874)	(44,550,787)	862,445,636	44,104,060	(1,351,388,077)	(444,838,381)
3/31/2012	151,932,100	5,859,596	(109,808,875)	47,982,821	1,451,525,329	56,756,503	(1,057,583,078)	450,698,754

A Shares
3/31/2013	7,150,408	299,831	(4,219,958)	3,230,281	69,009,998	2,932,488	(41,347,650)	30,594,836
3/31/2012	9,201,234	153,259	(8,919,515)	434,978	85,104,817	1,457,762	(84,049,601)	2,512,978

R Shares
3/31/2013	5,113	8,840	(32,159)	(18,206)	50,214	87,833	(316,844)	(178,797)
3/31/2012	10,317	10,981	(102,436)	(81,138)	102,400	106,378	(1,007,659)	(798,881)

Short-Term Bond Fund
I Shares
3/31/2013	3,470,249	97,589	(26,854,233)	(23,286,395)	34,716,711	976,861	(268,943,424)	(233,249,852)
3/31/2012	9,453,882	200,834	(13,714,068)	(4,059,352)	94,318,654	2,000,868	(136,769,246)	(40,449,724)

A Shares
3/31/2013	26,407	2,368	(69,779)	(41,004)	264,900	23,770	(699,939)	(411,269)
3/31/2012	218,321	5,547	(241,210)	(17,342)	2,179,023	55,369	(2,410,875)	(176,483)

C Shares
3/31/2013	26,988	1,026	(86,555)	(58,541)	270,704	10,289	(867,776)	(586,783)
3/31/2012	97,766	2,782	(69,133)	31,415	977,290	27,760	(690,750)	314,300

Short-Term Municipal Bond Fund
I Shares
3/31/2013	558,184	59,062	(60,939)	556,307	5,751,667	589,875	(651,080)	5,690,462
3/31/2012	621,809	4,163	(2,168,402)	(1,542,430)	6,690,665	44,476	(23,292,490)	(16,557,349)

A Shares
3/31/2013	50,302	28,732	(30,895)	48,139	527,368	286,738	(332,298)	481,808
3/31/2012	9,208	12,958	(102,904)	(80,738)	99,225	137,891	(1,095,148)	(858,032)

Short-Term U.S. Treasury Securities Fund
I Shares
3/31/2013	115,958	2,083	(634,242)	(516,201)	1,154,142	20,694	(6,305,766)	(5,130,930)
3/31/2012	525,197	10,479	(1,946,804)	(1,411,128)	5,269,886	105,295	(19,695,687)	(14,320,506)

A Shares
3/31/2013	6,636	921	(141,657)	(134,100)	65,903	9,130	(1,405,325)	(1,330,292)
3/31/2012	60,014	3,939	(267,935)	(203,982)	605,128	39,509	(2,709,304)	(2,064,667)

C Shares
3/31/2013	88,635	1,683	(202,166)	(111,848)	879,321	16,650	(2,006,700)	(1,110,729)
3/31/2012	188,447	10,758	(164,965)	34,240	1,902,642	107,432	(1,658,623)	351,451

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Shares Issued	Shares Reinvested	Shares Redeemed	Net Increase (Decrease) in Shares Outstanding	Proceeds from Shares Issued	Dividends Reinvested	Cost of Shares Redeemed	Change in Net Assets from Capital Transactions
Total Return Bond Fund
I Shares
3/31/2013	53,695,087	3,450,575	(38,033,874)	19,111,788	$587,970,113	$37,602,169	$(415,117,943)	$210,454,339
3/31/2012	51,033,539	3,173,130	(27,603,726)	26,602,943	552,395,915	34,158,638	(297,254,825)	289,299,728

A Shares
3/31/2013	2,420,995	146,515	(2,045,673)	521,837	27,388,217	1,649,647	(23,091,925)	5,945,939
3/31/2012	3,135,704	131,126	(918,414)	2,348,416	35,067,641	1,456,981	(10,278,559)	26,246,063

R Shares
3/31/2013	5,860,073	153,477	(1,164,359)	4,849,191	64,188,443	1,670,614	(12,767,355)	53,091,702
3/31/2012	1,784,803	36,059	(207,453)	1,613,409	19,283,630	388,424	(2,238,521)	17,433,533

Ultra-Short Bond Fund
I Shares
3/31/2013	10,370,480	75,875	(10,825,088)	(378,733)	103,337,932	756,107	(107,945,587)	(3,851,548)
3/31/2012	8,026,217	80,910	(8,441,065)	(333,938)	79,641,461	802,231	(83,676,254)	(3,232,562)

U.S. Government Securities Fund
I Shares
3/31/2013	1,111,216	195,444	(1,743,213)	(436,553)	9,711,509	1,657,012	(15,235,513)	(3,866,992)
3/31/2012	1,845,938	313,232	(3,101,291)	(942,121)	16,730,960	2,768,982	(27,681,561)	(8,181,619)

A Shares
3/31/2013	14,273	8,436	(31,982)	(9,273)	122,865	71,433	(280,206)	(85,908)
3/31/2012	198,829	13,277	(247,574)	(35,468)	1,862,883	117,305	(2,255,734)	(275,546)

C Shares
3/31/2013	2,372	10,185	(60,846)	(48,289)	21,123	86,065	(533,000)	(425,812)
3/31/2012	41,590	16,504	(68,197)	(10,103)	377,190	145,610	(607,140)	(84,340)

U.S. Government Securities Ultra-Short Bond Fund
I Shares
3/31/2013	175,905,609	1,420,235	(148,517,021)	28,808,823	1,788,421,958	14,444,404	(1,510,221,408)	292,644,954
3/31/2012	145,526,560	1,470,298	(110,166,678)	36,830,180	1,470,590,379	14,858,009	(1,113,045,175)	372,403,213

Virginia Intermediate Municipal Bond Fund
I Shares
3/31/2013	1,419,812	107,996	(1,663,125)	(135,317)	15,183,825	1,144,606	(17,855,818)	(1,527,387)
3/31/2012	1,336,273	84,751	(3,744,900)	(2,323,876)	14,125,962	898,136	(39,516,640)	(24,492,542)

A Shares
3/31/2013	159,410	19,266	(312,015)	(133,339)	1,700,748	205,329	(3,340,387)	(1,434,310)
3/31/2012	191,011	18,685	(254,130)	(44,434)	2,022,146	197,534	(2,694,943)	(475,263)

5.	Management Ownership

At March 31, 2013, 41.32% of the outstanding shares of Short-Term Municipal Bond Fund were held by the Adviser.

6.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the year ended March 31, 2013 were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$51,830,514	$95,717,507
Corporate Bond Fund	46,789,363	55,496,060
Georgia Tax-Exempt Bond Fund	73,040,669	81,522,794
High Grade Municipal Bond Fund	98,852,333	84,233,346
High Income Fund	1,035,504,584	870,498,483
Intermediate Bond Fund	134,484,607	272,481,237

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Fund	Purchases	Sales and Maturities
Investment Grade Tax-Exempt Bond Fund	$1,455,358,117	$1,382,345,034
Limited Duration Fund	2,034,940	5,161,143
Limited-Term Federal Mortgage Securities Fund	1,131,420	1,076,563
North Carolina Tax-Exempt Bond Fund	39,553,038	40,024,597
Seix Floating Rate High Income Fund	4,741,634,036	2,832,460,511
Seix High Yield Fund	1,516,186,612	1,888,395,070
Short-Term Bond Fund	86,461,135	232,661,282
Short-Term Municipal Bond Fund	21,707,808	18,655,046
Total Return Bond Fund	309,715,520	252,961,855
Ultra-Short Bond Fund	73,489,207	72,680,657
U.S. Government Securities Ultra-Short Bond Fund	95,088,726	92,173,001
Virginia Intermediate Municipal Bond Fund	51,217,215	57,085,653

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year end March 31, 2013 were as follows:

Fund	Purchases	Sales and Maturities
Core Bond Fund	$640,855,321	$673,755,766
Intermediate Bond Fund	1,115,559,234	1,148,802,977
Limited Duration Fund	3,789,746	6,918,618
Limited-Term Federal Mortgage Securities Fund	40,480,293	60,408,065
Short-Term Bond Fund	197,465,577	278,094,083
Short-Term U.S. Treasury Securities Fund	2,239,659	8,878,763
Total Return Bond Fund	1,676,178,196	1,456,635,385
Ultra-Short Bond Fund	63,580,753	70,647,647
U.S. Government Securities Fund	29,494,607	32,603,450
U.S. Government Securities Ultra-Short Bond Fund	3,386,857,012	3,038,005,335

7.	Federal Income Tax Information

The following information is presented on an income tax basis and takes into consideration differences between amounts for financial statement and income tax purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

The cost of investments and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2013 were as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$410,298,523	$9,839,289	$(375,173)	$9,464,116
Corporate Bond Fund	68,868,736	3,309,521	(306,010)	3,003,511
Georgia Tax-Exempt Bond Fund	147,762,560	9,135,959	(523,327)	8,612,632
High Grade Municipal Bond Fund	62,460,924	5,234,380	(139,763)	5,094,617
High Income Fund	948,778,563	43,260,862	(3,986,720)	39,274,142
Intermediate Bond Fund	925,984,176	19,410,680	(514,049)	18,896,631
Investment Grade Tax-Exempt Bond Fund	978,753,499	55,748,872	(965,260)	54,783,612
Limited Duration Fund	9,318,898	42,003	(84)	41,919
Limited-Term Federal Mortgage Securities Fund	17,540,584	431,556	(13,736)	417,820
North Carolina Tax-Exempt Bond Fund	49,546,412	2,397,954	(214,478)	2,183,476

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Floating Rate High Income Fund	$6,687,380,556	$74,057,242	$(8,513,556)	$65,543,686
Seix High Yield Fund	1,875,140,725	123,599,688	(6,454,595)	117,145,093
Short-Term Bond Fund	81,662,967	1,389,439	(30,124)	1,359,315
Short-Term Municipal Bond Fund	15,736,857	126,964	(4,914)	122,050
Short-Term U.S. Treasury Securities Fund	12,011,003	104,450	—	104,450
Total Return Bond Fund	1,421,617,044	31,615,814	(1,438,005)	30,177,809
Ultra-Short Bond Fund	110,252,260	611,537	(26,343)	585,194
U.S. Government Securities Fund	38,698,114	896,335	—	896,335
U.S. Government Securities Ultra-Short Bond Fund	2,308,411,594	29,992,542	(488,676)	29,503,866
Virginia Intermediate Municipal Bond Fund	145,195,153	10,332,109	(311,238)	10,020,871

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2013 was as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid*
Core Bond Fund	$13,062,342	$1,579,722	$ —	$—	$14,642,064
Corporate Bond Fund	3,858,458	1,826,514	—	—	5,684,972
Georgia Tax-Exempt Bond Fund	38	—	4,837,674	—	4,837,712
High Grade Municipal Bond Fund	1,657,649	87,877	1,567,327	—	3,312,853
High Income Fund	50,900,279	—	—	—	50,900,279
Intermediate Bond Fund	30,286,567	18,983,206	—	—	49,269,773
Investment Grade Tax-Exempt Bond Fund	26,205,811	5,046,345	20,258,662	—	51,510,818
Limited Duration Fund	41,881	—	—	—	41,881
Limited-Term Federal Mortgage Securities Fund	358,698	—	—	—	358,698
North Carolina Tax-Exempt Bond Fund	782	—	1,486,154	—	1,486,936
Seix Floating Rate High Income Fund	201,818,665	—	—	—	201,818,665
Seix High Yield Fund	131,968,567	—	—	—	131,968,567
Short-Term Bond Fund	3,541,696	—	—	—	3,541,696
Short-Term Municipal Bond Fund	175,546	856,881	42,250	—	1,074,677
Short-Term U.S. Treasury Securities Fund	42,985	34,851	—	—	77,836
Total Return Bond Fund	38,738,671	9,438,677	—	—	48,177,348
Ultra-Short Bond Fund	1,236,755	—	—	—	1,236,755
U.S. Government Securities Fund	1,361,976	740,714	—	—	2,102,690
U.S. Government Securities Ultra-Short Bond Fund	18,391,336	—	—	—	18,391,336
Virginia Intermediate Municipal Bond Fund	474,292	1,955,122	4,648,012	—	7,077,426

*	Net investment income includes taxable market discount income and net short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2012 were as follows:

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid*
Core Bond Fund	$19,610,420	$9,028,880	$ —	$—	$28,639,300
Corporate Bond Fund	2,928,703	5,151,522	—	—	8,080,225
Georgia Tax-Exempt Bond Fund	233	—	5,460,125	—	5,460,358
High Grade Municipal Bond Fund	45,667	83,915	1,642,472	—	1,772,054

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Distributions paid from
Fund	Net Investment Income*	Net Long Term Capital Gains	Tax-Exempt Distributions**	Return of Capital	Total Distributions Paid*
High Income Fund	$44,656,035	$1,105,381	$—	$—	$45,761,416
Intermediate Bond Fund	42,998,138	20,555,766	—	—	63,553,904
Investment Grade Tax-Exempt Bond Fund	1,439,202	5,529,959	21,724,985	—	28,694,146
Limited Duration Fund	112,879	—	—	—	112,879
Limited-Term Federal Mortgage Securities Fund	877,549	—	—	—	877,549
North Carolina Tax-Exempt Bond Fund	3,417	—	1,656,977	—	1,660,394
Seix Floating Rate High Income Fund	191,455,418	—	—	—	191,455,418
Seix High Yield Fund	135,627,746	—	—	—	135,627,746
Short-Term Bond Fund	6,874,827	—	—	—	6,874,827
Short-Term Municipal Bond Fund	29,571	276,015	582,884	—	888,470
Short-Term U.S. Treasury Securities Fund	172,092	249,541	—	—	421,633
Total Return Bond Fund	37,241,446	9,757,510	—	—	46,998,956
Ultra-Short Bond Fund	1,418,011	—	—	—	1,418,011
U.S. Government Securities Fund	2,267,898	1,470,816	—	—	3,738,714
U.S. Government Securities Ultra-Short Bond Fund	18,399,183	—	—	—	18,399,183
Virginia Intermediate Municipal Bond Fund	160,219	1,542,755	5,228,453	—	6,931,427

*	Net investment income includes taxable market discount income and net short-term capital gains, if any.

**	The Funds hereby designate these amounts as Exempt Interest Dividends.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

	Undistributed		Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals
Fund	Tax Exempt Income	Ordinary Income				Total
Core Bond Fund	$ —	$6,447	$5,053,177	$ 9,464,116	$ (853,658)	$13,670,082
Corporate Bond Fund	—	267,377	1,487,623	3,003,511	—	4,758,511
Georgia Tax-Exempt Bond Fund	—	536,429	—	8,612,632	(1,574,453)	7,574,608
High Grade Municipal Bond Fund	125,911	229,389	—	5,094,617	—	5,449,917
High Income Fund	—	11,501,634	—	39,274,144	—	50,775,778
Intermediate Bond Fund	—	—	14,841,641	18,896,631	—	33,738,272
Investment Grade Tax-Exempt Bond Fund	1,333,611	5,096,050	300,583	54,783,612	—	61,513,856
Limited Duration Fund	—	—	—	41,919	(1,457,939)	(1,416,020)
Limited-Term Federal Mortgage Securities Fund	—	—	—	417,820	(12,252,227)	(11,834,407)
North Carolina Tax-Exempt Bond Fund	37,433	—	1,186,858	2,183,476	—	3,407,767
Seix Floating Rate High Income Fund	—	19,488,117	—	65,543,685	(46,697,756)	38,334,046
Seix High Yield Fund	—	8,765,675	29,023,659	117,145,093	—	154,934,427
Short-Term Bond Fund	—	114,335	—	1,359,315	(2,112,909)	(639,259)
Short-Term Municipal Bond Fund	—	76,689	—	122,050	—	198,739
Short-Term U.S. Treasury Securities Fund	—	1,333	16,380	104,450	—	122,163
Total Return Bond Fund	—	—	10,891,234	30,288,844	(6,283,637)	34,896,441
Ultra-Short Bond Fund	—	98,912	—	585,194	(3,256,520)	(2,572,414)
U.S. Government Securities Fund	—	12,404	112,599	896,335	(113,208)	908,130

NOTES TO FINANCIAL STATEMENTS  (continued)

RIDGEWORTH FUNDS    March 31, 2013

	Undistributed		Long Term Capital Gains	Net Unrealized Appreciation (Depreciation)*	Loss Carryforwards and Deferrals
Fund	Tax Exempt Income	Ordinary Income				Total
U.S. Government Securities Ultra- Short Bond Fund	$—	$1,553,037	$—	$29,503,865	$(13,905,311)	$17,151,591
Virginia Intermediate Municipal Bond Fund	379,200	342,328	1,042,800	10,020,871	—	11,785,199

*	The differences between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, futures contract mark to market, dividends payable, forward contracts mark to market 988(a)(1)(b), and mark to market on credit default swaps.

Amounts designated as “—” are $0.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

	Expires
Fund	2014	2015	2016	2017	2018	2019	Total
Georgia Tax-Exempt Bond Fund	$—	$—	$—	$119,406	$1,455,047	$—	$1,574,453
Limited Duration Fund	—	—	—	356,074	1,101,865	—	1,457,939
Limited-Term Federal Mortgage Securities Fund	5,208,560	4,062,767	2,980,391	—	—	—	12,251,718
Seix Floating Rate High Income Fund	—	—	17,710,411	28,987,345	—	—	46,697,756
Short-Term Bond Fund	—	—	—	—	2,112,909	—	2,112,909
Ultra-Short Bond Fund	572,772	667,058	—	202,726	1,362,740	451,224	3,256,520
U.S. Government Securities Ultra-Short Bond Fund	—	—	—	—	—	8,408,484	8,408,484

Amounts designated as “—” are $0.

Capital loss carryforwards may be applied to offset future realized capital gains and may thus reduce future capital gain distributions.

During the year ended March 31, 2013 the following Funds utilized capital loss carryforwards as follows:

Fund	Amount
Georgia Tax-Exempt Bond Fund	$4,725,574
Limited Duration Fund	54,182
Limited-Term Federal Mortgage Securities Fund	915,079
North Carolina Tax-Exempt Bond Fund	789,078
Seix Floating Rate High Income Fund	25,889,136
Seix High Yield Fund	13,691,622
Short-Term Bond Fund	4,308,532
Ultra-Short Bond Fund	448,384
U.S. Government Securities Ultra-Short Bond Fund	7,485,167

NOTES TO FINANCIAL STATEMENTS  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

During the year ended March 31, 2013 the following Funds had capital loss carryforwards that expired in fiscal 2013 as follows:

Fund	Amount
Limited-Term Federal Mortgage Securities Fund	$2,357,037
Ultra-Short Bond Fund	100,049

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the year ended March 31, 2013, the following Funds had net capital losses:

Fund	Short Term	Long Term	Total
Core Bond Fund	$853,658	$—	$853,658
Limited-Term Federal Mortgage Securities Fund	509	—	509
Total Return Bond Fund	6,283,637	—	6,283,637
U.S. Government Securities Fund	113,208	—	113,208
U.S. Government Securities Ultra-Short-Bond Fund	4,998,680	498,147	5,496,827

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses, (i) ordinary losses between January 1 and March 31, and (ii) specified ordinary and currency losses between November 1 and March 31, as occurring on the first day of the following tax year. For the year ended March 31, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until April 1, 2013.

8.	Recent Accounting Pronouncements

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU No. 2011-11 may have on the Funds’ financial statement disclosures.

9.	Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued for purposes of recognition or disclosure in the financial statements. Management has determined there are no material events that would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of RidgeWorth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Fund, Corporate Bond Fund, Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term Municipal Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, and Virginia Intermediate Municipal Bond Fund (twenty of the funds constituting RidgeWorth Funds, collectively the “Funds”) at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 24, 2013

Boston, Massachusetts

OTHER FEDERAL TAX INFORMATION

RRIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

The following Funds hereby designate the following amounts as long term capital gain distributions:

Fund	Amount
Core Bond Fund	$1,579,722
Corporate Bond Fund	1,826,514
High Grade Municipal Bond Fund	87,877
Intermediate Bond Fund	18,983,206
Investment Grade Tax-Exempt Bond Fund	5,046,345
Short-Term Municipal Bond Fund	856,881
Short-Term U.S. Treasury Securities Fund	34,851
Total Return Bond Fund	9,438,677
U.S. Government Securities Fund	740,714
Virginia Intermediate Municipal Bond Fund	1,955,122

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2013 qualify for the corporate dividends received deduction:

Fund	Dividends Received Deduction
Core Bond Fund	1.54%
Corporate Bond Fund	4.29
High Income Fund	0.61
Intermediate Bond Fund	1.93
Seix Floating Rate High Income Fund	0.11
Seix High Yield Fund	0.07
Total Return Bond Fund	1.32

For the year ended March 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Core Bond Fund	1.54%
Corporate Bond Fund	4.29
High Income Fund	0.61
Intermediate Bond Fund	1.93
Seix Floating Rate High Income Fund	0.11
Seix High Yield Fund	0.07
Total Return Bond Fund	1.31

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee and officer is c/o RidgeWorth Investments®, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
Tim E. Bentsen Age: 59	Trustee	Indefinite; since 2012	Retired. Audit Partner and Account Executive (1993 - 2012); Lead Area Managing Partner (2005 - 2009); Office Managing Partner (2003 - 2009), KPMG LLP.	33	None
Jeffrey M. Biggar Age: 63	Trustee	Indefinite; since 2007	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2011); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 - 2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000 - 2006).	33	GenSpring Trust
George C. Guynn Age: 70	Trustee	Indefinite; since 2008	Retired. President (1996 - 2006) and Chief Executive Officer (1995 - 2006) Federal Reserve Bank of Atlanta.	33	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods Inc.; Acuity Brands Inc.; GenSpring Trust
Sidney E. Harris Age: 63	Trustee	Indefinite; since 2004	Professor (since 1997), Dean (1997 - 2004), J. Mack Robinson College of Business, Georgia State University.	33	Total System Services, Inc.; GenSpring Trust
Warren Y. Jobe Age: 72	Trustee	Indefinite; since 2004	Retired. Executive Vice President and Chief Financial Officer, Georgia Power Company (1982 - 1998) and Senior Vice President, Southern Company (1998 - 2001).	33	WellPoint, Inc; UniSource Energy Corp.
Connie D. McDaniel Age: 55	Trustee	Indefinite; since 2005	Vice President, Chief of Internal Audit, Corporate Audit Department (since 2009); Vice President Global Finance Transformation (2007 - 2009); Vice President and Controller (1999 - 2007), The Coca-Cola Company.	33	None

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 40	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).
Joseph M. O’Donnell RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 58	Executive Vice President and Chief Compliance Officer	One year; since 2011

Managing Director of Fund Compliance, RidgeWorth Investments (since 2011);

Executive Vice President and Chief Compliance Officer of the ING Funds (2004 - 2011); Chief Compliance Officer of ING Investments, LLC (2006 - 2008 and October 2009 - 2011); and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006 - 2008 and 2009 - 2011).

Denise R. Lewis RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 49	Treasurer and Chief Financial Officer	One year; since August 2012	Director of Fund Administration, RidgeWorth Investments (since 2012); Vice President of Fund Analysis and Reporting, ING Investments Management, LLC (2006 - 2012).

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Benjamin H. Lowe RidgeWorth Investments 3333 Piedmont Road, NE Suite 1500 Atlanta, GA 30305 Age: 35	Assistant Treasurer	One year; since March 2012	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005 - 2011).
James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116 Age: 38	Assistant Treasurer	One year; since 2010	Assistant Vice President, State Street Bank and Trust Company (since 2001).[1]
James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age: 47	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2010	Compliance Analyst, Foreside Compliance Services, LLC (since 2007); personal sabbatical (2004 - 2007); Attorney, Pierce Atwood (law firm) (2001 - 2004).
Francine S. Hayes State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 45	Secretary and Chief Legal Officer	One year; since August 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since1995).[1]
Julie Tedesco State Street Bank and Trust Company Mailstop CPH 0326 4 Copley Place Boston, MA 02116 Age: 55	Assistant Secretary	One year; since 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).[1]

[1]	During the year indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.

ADDITIONAL INFORMATION

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (the “Adviser”) and subadvisory agreements between the Adviser and each of Seix Investment Advisors LLC and StableRiver Capital Management LLC (together, the “Subadvisers”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New advisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete.

Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and Subadvisers. The Trustees use this information, as well as other information that the Adviser, Subadvisers, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and Subadvisers, the Board requested and received material from the Adviser and Subadvisers in preparation for a special meeting of the Board held on October 11, 2012, and requested and reviewed additional material from the Adviser and Subadvisers in preparation for its quarterly meeting held on November 15, 2012, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise, and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, all of whose members are Independent Trustees, approved the renewal of the agreements with the Adviser and Subadvisers and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS  (concluded)

organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s and Subadvisers’ explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Core Bond Fund	I Shares	$1,000.00	$999.80	$1.99	0.40%
	A Shares	1,000.00	998.30	3.54	0.71
	R Shares	1,000.00	997.60	4.18	0.84
Corporate Bond Fund	I Shares	1,000.00	1,006.00	3.00	0.60
	A Shares	1,000.00	1,004.50	4.55	0.91
	C Shares	1,000.00	1,001.00	7.93	1.59
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,008.30	2.85	0.57
	A Shares	1,000.00	1,007.60	3.65	0.73
High Grade Municipal Bond Fund	I Shares	1,000.00	1,016.40	3.27	0.65
	A Shares	1,000.00	1,016.40	4.02	0.80
High Income Fund	I Shares	1,000.00	1,072.60	3.93	0.76
	A Shares	1,000.00	1,071.30	5.11	0.99
	R Shares	1,000.00	1,068.60	6.40	1.24
Intermediate Bond Fund	I Shares	1,000.00	1,004.14	1.75	0.35
	A Shares	1,000.00	1,002.66	3.20	0.64
	R Shares	1,000.00	1,000.81	4.09	0.82
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,009.70	3.21	0.64
	A Shares	1,000.00	1,008.90	4.01	0.80
Limited Duration Fund	I Shares	1,000.00	1,002.60	1.60	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	999.30	3.29	0.66
	A Shares	1,000.00	998.30	4.28	0.86
	C Shares	1,000.00	994.30	8.25	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,002.70	3.05	0.61
	A Shares	1,000.00	1,001.90	3.84	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,038.30	3.00	0.59
	A Shares	1,000.00	1,036.90	4.37	0.86
	C Shares	1,000.00	1,033.60	7.71	1.52
Seix High Yield Fund	I Shares	1,000.00	1,065.50	2.78	0.54
	A Shares	1,000.00	1,063.80	4.12	0.80
	R Shares	1,000.00	1,062.90	5.35	1.04
Short-Term Bond Fund	I Shares	1,000.00	1,003.70	2.45	0.49
	A Shares	1,000.00	1,002.80	3.35	0.67
	C Shares	1,000.00	998.70	7.37	1.48
Short-Term Municipal Bond Fund	I Shares	1,000.00	1,007.90	2.75	0.55
	A Shares	1,000.00	1,007.10	3.50	0.70
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	998.71	2.74	0.55
	A Shares	1,000.00	997.84	3.64	0.73
	C Shares	1,000.00	996.57	4.88	0.98
Total Return Bond Fund	I Shares	1,000.00	998.70	2.04	0.41
	A Shares	1,000.00	998.70	3.34	0.67
	R Shares	1,000.00	996.80	4.93	0.99

ADDITIONAL INFORMATION  (continued)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Ultra-Short Bond Fund	I Shares	1,000.00	1,005.13	1.60	0.32
U.S. Government Securities Fund	I Shares	1,000.00	992.90	3.58	0.72
	A Shares	1,000.00	991.80	4.72	0.95
	C Shares	1,000.00	991.00	5.56	1.12
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,000.70	1.85	0.37
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,003.80	2.90	0.58
	A Shares	1,000.00	1,003.00	3.65	0.73

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Core Bond Fund	I Shares	$1,000.00	$1,022.94	$2.02	0.40%
	A Shares	1,000.00	1,021.39	3.58	0.71
	R Shares	1,000.00	1,020.74	4.23	0.84
Corporate Bond Fund	I Shares	1,000.00	1,021.94	3.02	0.60
	A Shares	1,000.00	1,020.39	4.58	0.91
	C Shares	1,000.00	1,017.00	8.00	1.59
Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.09	2.87	0.57
	A Shares	1,000.00	1,021.29	3.68	0.73
High Grade Municipal Bond Fund	I Shares	1,000.00	1,021.69	3.28	0.65
	A Shares	1,000.00	1,020.94	4.03	0.80
High Income Fund	I Shares	1,000.00	1,021.14	3.83	0.76
	A Shares	1,000.00	1,020.00	4.99	0.99
	R Shares	1,000.00	1,018.75	6.24	1.24
Intermediate Bond Fund	I Shares	1,000.00	1,023.19	1.77	0.35
	A Shares	1,000.00	1,021.74	3.23	0.64
	R Shares	1,000.00	1,020.84	4.13	0.82
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.74	3.23	0.64
	A Shares	1,000.00	1,020.94	4.03	0.80
Limited Duration Fund	I Shares	1,000.00	1,023.34	1.61	0.32
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,021.64	3.33	0.66
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,016.65	8.35	1.66
North Carolina Tax-Exempt Bond Fund	I Shares	1,000.00	1,021.89	3.07	0.61
	A Shares	1,000.00	1,021.09	3.88	0.77
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,021.99	2.97	0.59
	A Shares	1,000.00	1,020.64	4.33	0.86
	C Shares	1,000.00	1,017.35	7.64	1.52
Seix High Yield Fund	I Shares	1,000.00	1,022.24	2.72	0.54
	A Shares	1,000.00	1,020.94	4.03	0.80
	R Shares	1,000.00	1,019.75	5.24	1.04
Short-Term Bond Fund	I Shares	1,000.00	1,022.49	2.47	0.49
	A Shares	1,000.00	1,021.59	3.38	0.67
	C Shares	1,000.00	1,017.55	7.44	1.48

ADDITIONAL INFORMATION  (concluded)

RIDGEWORTH FUNDS    March 31, 2013

(Unaudited)

Fund	Class	Beginning Account Value 10/01/12	Ending Account Value 03/31/13	Expenses Paid During Period* 10/01/12-03/31/13	Expense Ratio During Period** 10/01/12-03/31/13
Short-Term Municipal Bond Fund	I Shares	1,000.00	1,022.19	2.77	0.55
	A Shares	1,000.00	1,021.44	3.53	0.70
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.19	2.77	0.55
	A Shares	1,000.00	1,021.29	3.68	0.73
	C Shares	1,000.00	1,020.04	4.94	0.98
Total Return Bond Fund	I Shares	1,000.00	1,022.89	2.07	0.41
	A Shares	1,000.00	1,021.59	3.38	0.67
	R Shares	1,000.00	1,020.00	4.99	0.99
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.34	1.61	0.32
U.S. Government Securities Fund	I Shares	1,000.00	1,021.34	3.63	0.72
	A Shares	1,000.00	1,020.19	4.78	0.95
	C Shares	1,000.00	1,019.35	5.64	1.12
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.09	1.87	0.37
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,022.04	2.92	0.58
	A Shares	1,000.00	1,021.29	3.68	0.73

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Proxy Voting Information

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworth.com and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworth.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available free of charge on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

INVESTMENT ADVISER:

RidgeWorth Investments®

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.ridgeworth.com

INVESTMENT SUBADVISERS:

Seix Investment Advisors LLC

10 Mountainview Road, Suite C-200

Upper Saddle River, New Jersey 07458

www.seixadvisors.com

StableRiver Capital Management LLC

3333 Piedmont Road, NE, Suite 1500

Atlanta, Georgia 30305

www.stableriver.com

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

DISTRIBUTOR:

RIDGEWORTH DISTRIBUTORS LLC

Not FDIC Insured • No Bank Guarantee • May Lose Value

RFAR-FI-0313

Item 2.	Code of Ethics.

(a)	RidgeWorth Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant’s Code of Ethics was amended on February 27, 2013, to clarify when the waiver to the Code of Ethics will be granted, to include a document retention policy and make another non-material changes.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The names of the audit committee financial expert are Connie McDaniel and Tim Bentsen. Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees - The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for the annual audit of the Registrant’s financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	March 31, 2013	March 31, 2012
Audit Fees	$487,140	$476,795

(b)    Audit Related Fees – The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 are set forth below.

	March 31, 2013	March 31, 2012
Audit-Related Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)    Tax Fees—The aggregate fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning are set forth below. PWC is engaged to review and sign the Federal Income and Excise returns, along with review excise distributions.

	March 31, 2013	March 31, 2012
Tax Fees	$174,635	$179,526

There were no fees billed for the last two fiscal years ended March 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d)    All Other Fees—The aggregate fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4 are set forth below.

	March 31, 2013	March 31, 2012
All Other Fees	$0	$0

There were no fees billed for the last two fiscal years ended March 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)(1)    Audit Committee’s Pre-Approval Policies and Procedures

RIDGEWORTH FUNDS

Audit and Non-Audit Services Pre-Approval Policy

I.    Statement of Principles

As set forth in the chart below, the Sarbanes-Oxley Act of 2002 (the “Act”), and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of the Board of Trustees pre-approve all audit services and non-audit services provided to RidgeWorth Funds (the “Trust”) and its portfolios (the “Funds”) by its independent accountant (“Auditor”), as well as non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”), listed on Appendix A, if the services directly impact the Funds’ operations and financial reporting.1

Where Pre-Approval is Required

	Audit Service	Non-Audit Service
Fund	Yes	Yes
Adviser	No	Yes, if directly related to Fund operation and financial reporting
Service Affiliate	No	Yes, if directly related to Fund operation and financial reporting

[1]	The Audit Committee also is permitted to ratify the provision of inadvertent non-audit services, but only if:
¡	the value of all such services do not exceed 5% of total revenues paid by the Trust and Service Affiliates to the Auditor in the fiscal year when services are provided;
¡	the services were not recognized as non-audit services at the time they were provided; and
¡	the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The following policies and procedures (except Section IX) govern the ways in which the Audit Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services by the Auditor may be achieved through a combination of the procedures described in Section VI below.

With respect to non-audit services that may be provided to the Trust by an accounting firm other than the Auditor, the Chairperson of the Audit Committee is authorized to pre-approve such services in accordance with the procedures described in Section IX below.

II.    Audit Services

The annual audit services engagement scope and terms will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required rating agency reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust’s financial statements. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items. The Audit Committee will pre-approve all audit services for the Trust.

III.    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the Auditor. The Audit Committee will pre-approve all audit-related services for the Trust.

IV.    Tax Services

Tax services to the Trust include tax compliance, tax planning and tax advice. The Audit Committee will review all proposed tax related services to assure that their provision would not impair the independence of the Auditor. The Audit Committee will pre-approve all tax services for the Trust.

V.    All Other Services

While the SEC’s rules prohibit the Auditor from providing specific non-audit services, as listed on Appendix A, certain other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may pre-approve those permissible non-audit services classified as All Other Services that it believes would not impair the independence of the Auditor, and are consistent with the SEC’s rules on auditor independence. The Audit Committee will pre-approve all other services for the Trust.

VI.    Procedures

A.	Regular Pre-Approval Procedures

The Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust and those non-audit services to be rendered by the Auditor to the Service Affiliates that require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the President and/or Treasurer with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

The Auditor shall notify the President, Treasurer, and Chairperson of the Audit Committee as soon as practicable regarding its engagement to provide Fund-related non-audit services to Service Affiliates.

B.	Interim Pre-Approval Procedures

If, in the opinion of the President and/or Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson of the Audit Committee (the “Chairperson”) is authorized to pre-approve the engagement so long as the amount to be paid to the Auditor would not exceed $50,000. The President and/or Treasurer will coordinate with the Chairperson and provide to the Chairperson, with the assistance of the Auditor, information about the service to be considered for pre-approval. The Auditor may not commence the engagement under consideration until the President and/or Treasurer has indicated that pre-approval has been obtained from the Chairperson. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

VII.    Recordkeeping

The Trust shall maintain a written record of all decisions made by the Audit Committee or by the Chairperson of the Audit Committee pursuant to these procedures, together with appropriate supporting material. In connection with the ratification of any inadvertent non-audit services, a record shall be made indicating that each of the conditions for this exception to the pre-approval requirement has been satisfied.

VIII.    Amendment

The Audit Committee may review and amend these policies and procedures from time to time as it deems appropriate.

IX.    Interim Pre-Approval of Non-Audit Services By Other Accounting Firms

If, in the opinion of the President and/or Treasurer, a proposed engagement for non-audit services to the Trust by an accounting firm other than the Auditor needs to commence before the next regularly scheduled Audit Committee meeting, the Chairperson is authorized to pre-approve the engagement so long as the amount to be paid to the accounting firm would not exceed $50,000. The Chairperson will report any interim pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

Adopted: March 1, 2012

Amended

Appendix A

Service Affiliates Subject to Pre-Approval of Non-Audit Services

Including, but not limited to:

RidgeWorth Capital Management, Inc. and its subsidiaries.

Zevenbergen Capital Investments LLC

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit.

(e)(2)    Percentage of Services—None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)    No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the principal accountant to the Registrant are set forth below.

March 31, 2013	March 31, 2012
$174,635	$179,526

The approximate aggregate non-audit fees billed for the last two fiscal years ended March 31 for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant are set forth below.

March 31, 2013	March 31, 2012
$53,100,000	$17,100,000

Services for which the non-audit fees were billed relate principally to mortgage compliance reviews, general corporate and state and local tax assistance and accounting matters, and various strategic reporting consulting projects.

(h)    In regards to Item 4 (g), the Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted formal procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics described in Item 2 is attached hereto.
	(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
	(3)	Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIDGEWORTH FUNDS

By:	/s/ Julia R. Short
Julia R. Short President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Julia R. Short
Julia R. Short President

Date:	June 7, 2013

By:	/s/ Denise R. Lewis
Denise R. Lewis Treasurer

Date:	June 7, 2013